UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-5017

Exact name of registrant as specified in charter:	Ivy Variable Insurance Portfolios

Address of principal executive offices:	610 Market Street Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq. 610 Market Street Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2022

Item 1. Reports to Stockholders

Annual report

Ivy Variable Insurance Portfolios

Delaware Ivy VIP Asset Strategy

Delaware Ivy VIP Balanced

Delaware Ivy VIP Energy

Delaware Ivy VIP Growth

Delaware Ivy VIP High Income

Delaware Ivy VIP International Core Equity

Delaware Ivy VIP Mid Cap Growth

Delaware Ivy VIP Natural Resources

Delaware Ivy VIP Science and Technology

Delaware Ivy VIP Small Cap Growth

Delaware Ivy VIP Smid Cap Core

December 31, 2022

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited ABN 46 008 583 542 ("Macquarie Bank"), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Portfolios are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2022, and subject to change for events occurring after such date.

The Portfolios are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Portfolios are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

All third-party marks cited are the property of their respective owners.

© 2023 Macquarie Management Holdings, Inc.

Portfolio management reviews

Delaware Ivy VIP Asset Strategy

December 31, 2022 (Unaudited)

The investment objective of the Portfolio is to seek to provide total return.

For the fiscal year ended December 31, 2022, Delaware Ivy VIP Asset Strategy experienced a negative return but outperformed its benchmark, the MSCI All Country World Index. The Portfolio’s Class I shares declined 14.54% and its Class II shares declined 14.71%. Returns reflect reinvestment of all distributions. During the same period, the benchmark declined 18.36% (net). For complete, annualized performance of Delaware Ivy VIP Asset Strategy, please see the table on page 23.

Market review

The year 2022 may mark one of the greatest paradigm shifts for global markets and economies in recent history. A confluence of events, including fallout from pandemic spending and loose monetary policy, catalyzed what had been years in the making.

Tighter central-bank policies, inflation, global supply-chain disruptions, the end of cheap Russian energy for Europe, and labor shortages created broad-based asset-price declines with few exceptions. Equities fell along with bond markets, which typically provide protection, as investors scrambled to face what we believe will be a new reality.

Years of lower interest rates and quantitative easing finally came to an end and manifested in the form of inflation. Perpetuating inflationary pressure, the war in Ukraine drove increases to energy and food prices, particularly in Europe. Responding to the invasion, western nations implemented sanctions against Russia, effectively preventing Russia from supplying its natural gas, oil, wheat, and other commodities to most of the world. In addition, home prices and wage growth became concerning. Home affordability was historically low, and labor shortages along with demographic shifts created a challenging economic scenario for central banks to navigate.

In response, the US Federal Reserve initiated a series of interest rate hikes. Other central banks quickly followed. The US increased rates 4.25 percentage points and the European Central Bank (ECB) increased rates 2.5 percentage points, abandoning negative rate policy. With higher rates, market valuations quickly declined. Extremely high multiples, afforded by longer-duration growth companies through the low-rate environment over the past decade, were hit particularly hard.

China maintained its zero-COVID policy throughout most of the year before finally opening up in December as the pressure from its population and weakening economy became too great. We believe that this should enable growth to resume in China and ease supply-chain disruptions globally.

There were few places for investors to seek refuge during the fiscal year. From an equity sector perspective, energy was the only area of the market in positive territory. Years of underinvestment and supply shortages became a challenge for the world when Russian commodities were cut off. Investment in traditional energy became a focus with the acknowledgment that it will be many years before alternative energy sources replace fossil fuels to a significant degree.

Source: Bloomberg, unless otherwise noted.

Within the Portfolio

Stock selection in the communication services and consumer discretionary sectors were the leading contributors to the Portfolio’s performance while stock selection in the consumer staples and information technology sectors detracted. At a country level, the US and Canada contributed the most while Germany was the biggest drag on relative performance.

On an individual stock basis, ConocoPhillips, a US-based integrated energy company, and Canadian Natural Resources Ltd., a Canadian energy company primarily focused on exploration and production, were the largest contributors. Both companies had significant growth resulting from higher energy prices. While we are valuation sensitive and have trimmed energy positions as these stocks rallied, we remain overweight the sector.

The largest detractors from Portfolio performance were HelloFresh SE, a German food-delivery service popular in the US and overseas, and Intuit Inc., a US-based software company with a focus on accounting and financial-management software solutions.

HelloFresh had benefited from the pandemic as more people opted for food delivery, but despite continued sales growth, the company had to spend more on customer acquisition and marketing expenses. While we believe HelloFresh may be able to convert new customers into future sales growth, we felt there are better opportunities in companies with similar growth profiles. We exited the position.

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Portfolio management reviews

Delaware Ivy VIP Asset Strategy

Intuit has been a strong multi-year performer, and from a sales and profitability standpoint continues to do well. However, the valuation for the stock compressed significantly during the measurement period as overall market multiples declined, and investors grew concerned about Intuit’s exposure to small- and medium-sized businesses, which are at greater risk from both inflation and recession. That said, the company has performed well, it has a stable core business with tax software, and it has some growth optionality with new segments like payments. We believe that earnings expectations are too low and that there is upside potential to Intuit. Accordingly, we have maintained the Portfolio’s position.

The Portfolio’s use of futures and foreign exchange (FX) currency positions had a limited effect during the fiscal year. Overall, derivatives were immaterial to the Portfolio’s performance during the fiscal year.

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Portfolio management reviews

Delaware Ivy VIP Balanced

December 31, 2022 (Unaudited)

The investment objective of the Portfolio is to seek provide total return through a combination of capital appreciation and current income.

For the fiscal year ended December 31, 2022, Delaware Ivy VIP Balanced declined, outperforming its equity benchmark, the S&P 500® Index, which also declined, but underperforming its fixed-income benchmark, Bloomberg US Aggregate Bond Index, which likewise declined. The Portfolio’s Class II shares declined 16.11%. Returns reflect reinvestment of all distributions. During the same period, the Portfolio’s equity benchmark fell 18.11% while its fixed-income benchmark fell 13.01%. The performance of the Portfolio reflects the mix of returns in the underlying assets during the reporting period as well as allocation weightings. For complete, annualized performance of Delaware Ivy VIP Balanced, please see the table on page 25.

Market review

In January 2022, at the beginning of the Portfolio’s fiscal year ending December 31, 2022, the US Federal Reserve was engaged in frequent and serious discussions about raising interest rates. Investors reacted by selling bonds, pushing yields higher and equity prices lower. Further downward pressure on equities resulted as Russia built up troops along the Ukraine border. The following month, Russia invaded Ukraine, prompting unprecedented sanctions including a freeze on Russian central bank reserves, an oil embargo, and a trading ban on Russian financial stocks. Equities sold off globally while commodity prices soared. Government bonds were briefly in demand as a short-term haven, but quickly resumed their downward trend.

Tighter central bank monetary policy characterized the rest of the fiscal year, with the Fed leading the way. Beginning in March, in an effort to bring inflation under control, the Fed raised the federal funds rate five times, including three 0.75-percentage-point increases at the June, July, and September meetings of the Federal Open Market Committee (FOMC). As a result, the target short-term interest rate rose from a range of zero to 0.25% in January 2022 to a range of 4.25% to 4.50% by the end of the fiscal year.

Other central banks, including the Bank of England and the European Central Bank (ECB), also took repeated steps to tighten monetary policy in their jurisdictions. Meanwhile, equities and bonds posted historically poor performance throughout the period in the face of brutal headwinds and unrelenting negative news. The challenges confronting investors included soaring inflation, consequent aggressive monetary tightening, ongoing supply-chain problems, China’s zero-COVID-policy-related lockdowns, the Russia-Ukraine war, and soaring energy prices. Higher energy prices and oil and gas supply disruptions hit Europe hardest as Russia cut off gas to several European Union (EU) countries. In turn, the Group of Seven (G7) nations and later the EU implemented an oil embargo.

Among major central banks, only the Bank of Japan maintained ultra-loose monetary policy as it attempted to keep Japanese yields stable by buying bonds. However, that led to a weakening of the Japanese yen, which fell to a 20-year low.

Markets rallied briefly in July 2022 when a near-term turnaround in inflation seemed possible. Despite investors’ concern about economic growth slowing, stocks appreciated along with other risk-asset classes, including corporate, high yield, convertible, and emerging market bonds. A key reason for this appreciation was the decline in yields on US and euro-zone government bonds, leading to significant price gains. However, the tide turned again in mid-August and the bear market returned for most asset classes as hope for an inflation slowdown was dashed. Central banks reaffirmed their intentions to continue aggressive tightening of monetary policy. Recession fears mounted and the energy crisis worsened as Russia announced it was shutting down a gas pipeline for maintenance. German yields rose sharply, and the euro fell below parity with the US dollar for the first time in 20 years.

The picture worsened further in September 2022, with heavy losses among virtually all asset classes. Energy prices continued to fall while the European inflation rate reached double-digit levels and central banks planned further interest rate hikes. In November, the markets staged a brief recovery. An anticipated interest rate hike of 0.75 percentage points at the beginning of the month was followed by poorer economic data and slightly declining inflation rates, fueling hope that rate hikes would soon slow down. Against this backdrop, both equities and bonds rose strongly. Thanks to sharply falling risk premiums, investment grade corporate and emerging market government bonds performed particularly well. The US dollar weakened, and the price of oil fell due to weaker demand. China relaxed its zero-COVID policy somewhat, but record-high infections led to new restrictions, resulting in protests and somewhat deteriorating market sentiment toward the end of the month.

Instead of a much hoped for year-end rally, equities and bonds suffered significant losses in December. Global inflation rates fell slightly and, as expected, the major central banks raised key interest rates, albeit by smaller amounts than before (the Fed and the ECB each raised rates by 0.50 percentage points). However, the ECB indicated that significantly higher interest rates were still needed, causing yields to rise sharply and

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Portfolio management reviews

Delaware Ivy VIP Balanced

prices to fall. In Europe, bonds lost much more than stocks, while the reverse occurred in the US, as tech stocks slipped again. China surprised many by ending its zero-COVID policy, and Japan slightly tightened its monetary policy, which helped firm up the yen. Meanwhile, the US dollar lost some ground.

Source: Bloomberg, unless otherwise noted.

Within the Portfolio

A combination of interest rates rising as well as risk assets selling off put pressure across capital markets broadly during the Portfolio’s fiscal year affecting its performance. The Portfolio’s performance benefitted from an underweight allocation to fixed-income securities, which enabled the team to invest in other asset classes that performed better than fixed income during the fiscal year. The fixed-income portion of the Portfolio also outperformed its fixed-income benchmark on a relative basis.

Security selection within US equities during the reporting period added to performance while from an asset allocation standpoint, an overweight to US equities detracted from performance. Within the equity portion of the Portfolio, sector allocation drove essentially all the positive relative performance. Lower-than-market exposure to consumer discretionary and communication services stocks helped returns. The Portfolio’s relative underweight to the energy sector detracted from performance.

The Portfolio’s use of futures positions had a limited effect during the fiscal year. Overall, derivatives were immaterial to the Portfolio’s performance during the fiscal year.

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Portfolio management reviews

Delaware Ivy VIP Energy

December 31, 2022 (Unaudited)

The investment objective of the Portfolio is to seek to provide capital growth and appreciation.

For the fiscal year ended December 31, 2022, Delaware Ivy VIP Energy advanced, although it underperformed its benchmark, the S&P 1500 Energy Sector Index. The Portfolio’s Class I shares advanced 50.85% and its Class II shares advanced 50.42%. Returns reflect reinvestment of all distributions. During the same period, the benchmark advanced 63.77%. For complete, annualized performance of Delaware Ivy VIP Energy, please see the table on page 27.

Market review

Global markets fell sharply in 2022 in a year marked by an unprovoked war, a European energy crisis, restrictive zero-COVID policies, supply chain crises, and pernicious inflation. Energy markets experienced wild swings during the year, as supply constraints and curtailments, influenced by the Russia-Ukraine war, pushed up natural gas, crude oil, and refined product prices. During the first half of the year, inflation proved stickier, and it became clear the US Federal Reserve would raise rates aggressively. After extensive monetary tightening campaigns by global central banks during 2022, inflation showed signs of abating by the end of the year. However, this tightening also affected global economic activity and commodity demand, which weighed on commodity prices. The S&P 500® Index fell 18.11%, while the S&P 1500 Energy Sector Index fared much better, rising 63.77% for the year.

The European energy crisis sent European natural gas and refined product prices soaring to start the year. This stabilized in the fourth quarter as a flotilla of liquefied natural gas (LNG) carriers arrived in Europe. European natural gas inventories filled, providing a buffer through winter. After reaching all-time highs midyear, European natural gas prices fell more than 50% by year end, finishing almost flat. Crude oil prices also climbed through $100 during the year, before falling back in the fourth quarter to finish largely flat. Energy prices remain elevated, which continues to strain economic conditions.

Inflation, and the Fed’s plan to raise rates and normalize monetary policy to combat inflation, remained among the biggest market concerns during the year. Rhetoric from the Fed and aggressive rate hikes suggest the end of tight monetary conditions is far off. However, investors remain hyper focused on the significance of each economic indicator that might signal the end of the tightening cycle. We are currently in a market where good economic news is bad news, as it indicates the Fed’s aggressive policy stance will likely continue. Meanwhile, China’s major shift away from the country’s zero-COVID policy late in the year boosted economic sentiment.

Source: Bloomberg, unless otherwise noted.

Within the Portfolio

While we remain bullish on natural resources in the long term, we don’t expect this structural bull market to trend in a straight line. We are quite cognizant that the currently deteriorating global economic conditions will affect demand for oil, natural gas, and refined products. We do hold the view that this could prove to be an odd recession where oil prices remain resilient despite deteriorating demand given a challenged supply outlook. Pressures related to environmental, social, and governance (ESG) investing continue to plague long-term supply. Access to capital, geology, geography, and regulation all continue to limit growth. Any additional volatility in energy prices will likely further limit growth by curtailing capital programs. When economic conditions inevitably improve, we expect that supply will remain constrained while demand surges. We anticipate that this will cause even greater upside for energy and energy equities as the cycle turns.

Chevron Corp., one of the largest integrated oil companies in the world, was the Portfolio’s largest contributor to performance during the year. After a decade of subpar returns and poor capital allocation decisions, the major energy companies adopted a more capital disciplined framework targeting returns on capital and returns of capital to shareholders. Historically, energy companies composed 10% of the S&P 500 Index weighting. After falling to around 2% of the Index weighting in the depths of the 2020 negative oil price environment, energy companies clawed their way back. The new business model focusing on capital discipline and shareholder returns led to much improved profitability and yield metrics. Capital rushed back into the sector during 2022, primarily targeting the safest and most liquid names, the US listed major integrated oils, including Chevron. After substantial outperformance during the year, we elected to exit our Chevron position and replaced it with what we viewed as a more favorably valued European integrated oil company.

Occidental Petroleum Corp. was the Portfolio’s second-largest contributor to performance for the year. In 2019, Occidental Petroleum consummated one of the worst-timed acquisitions in the energy space by outbidding Chevron for Anadarko Petroleum. Occidental Petroleum levered up to win the bidding war with Chevron, which almost immediately sent the company into distress as oil and gas prices faltered in 2020.

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Portfolio management reviews

Delaware Ivy VIP Energy

Part of the financing for this transaction came from Berkshire Hathaway in the form of preferred stock with warrants. After teetering in the depths of the 2020 energy crisis, Occidental Petroleum carefully navigated its way out of its debt spiral. As commodity prices improved, the company used its significant free cash flow generation to reduce leverage. Investors began focusing on the quality of the company’s assets versus its questionable balance sheet. One investor who took notice was Berkshire Hathaway’s Warren Buffett, who aggressively bought shares over the course of 2022. This further supported the share price. Occidental Petroleum has now largely cleaned up its balance sheet and boasts attractive assets and opportunities in the carbon capture, utilization, and storage (CCUS) space. We believe 2023 could lead to enhanced shareholder returns and have maintained the Portfolio’s position.

The Portfolio’s largest detractor from performance was also a long-term portfolio holding, Parex Resources Inc. Parex Resources is a Colombian-focused exploration and production company with 2022 estimated production of approximately 50,000 barrels per day, no debt, and net cash on its balance sheet. Parex Resources was an early adopter of a more capital-disciplined model targeting modest growth and higher shareholder returns. To wit, the company has bought back 10% of its stock in each of the past four years and recently announced approval to commence the full buyback this year. This is in addition to a dividend that currently yields approximately 5%. In 2022, Colombia elected a new president who immediately implemented a new tax regime. Investors grew skittish and sold Colombian-focused energy companies. At year end, Parex Resources traded at a heavily discounted valuation, which we believe is onerously pricing in these risks, and, as a result, have maintained the Portfolio’s position.

The second-largest detractor from the Portfolio’s performance for the fiscal year was also a long-term portfolio holding, Denbury Inc. Denbury is a leader in enhanced oil recovery (EOR), which uses carbon dioxide (CO2) in oil reservoirs to increase production. Naturally, due to the legacy EOR business, Denbury boasts significant CO2 pipeline infrastructure in and around the industrialized Gulf Coast. Denbury is applying its expertise in CO2 sequestration and existing infrastructure to compete in the emerging CCUS industry. The company has meaningfully enhanced its CCUS business over the past few years by securing leasehold and entering into agreements with numerous industrial emitters. During the third quarter of 2022, Bloomberg reported that Denbury was working with advisors to explore a potential sale, which led to a substantial increase in the company’s share price. This announcement did not come to fruition by the end of the fourth quarter, leading to a retracement in the share price. Irrespective of the potential for a sale, we believe the CCUS and EOR businesses within Denbury are underappreciated, and we continue to maintain the position.

The Portfolio’s use of foreign exchange (FX) currency positions had a limited effect during the fiscal year. Overall, derivatives were immaterial to the Portfolio’s performance during the fiscal year.

At the end of the Portfolio’s fiscal year, volatility remains. The Fed continues its aggressive policy stance to defeat inflation. Forward economic indicators are clearly changing, most notably in housing. Robust employment numbers remain which gives the Fed additional room to remain aggressive, in our view. We think this will have negative economic consequences, which we expect to filter through to demand for more economically sensitive commodities, including oil and natural gas. That said, oil has historically been what we consider an ideal inflation hedge.

We think the major tailwind for the energy sector is on the supply side, where we see underinvestment and the world remaining structurally short energy. Despite elevated oil prices, the traditional capital expenditure (capex) cycle never took place as companies rewarded shareholders at the expense of chasing production growth. Geopolitical uncertainty, both domestically and internationally, has curtailed additional investment in anything other than short-lead-time energy projects. Investment in oil and gas also remains modest due to environmental, social, and governance concerns and managements continuing to practice capital discipline.

Meanwhile, demand for energy continues to grow and has arguably become less elastic. Europe remains decidedly short energy and has resorted to burning coal to meet energy needs despite the continent’s climate goals. Oil and refined product demand has continued to rebound from COVID-19 lows. The incredibly commodity-intensive energy transition continues unabated. Restricted supply against less elastic demand gives us confidence in “higher for longer,” with resilience continuing despite anticipated weakness.

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Portfolio management reviews

Delaware Ivy VIP Growth

December 31, 2022 (Unaudited)

The investment objective of the Portfolio is to seek to provide growth of capital.

For the fiscal year ended December 31, 2022, Delaware Ivy VIP Growth experienced a negative return but outperformed its benchmark, the Russell 1000® Growth Index. The Portfolio’s Class II shares declined 27.24%. Returns reflect reinvestment of all distributions. During the same period, the benchmark declined 29.14%. For complete, annualized performance of Delaware Ivy VIP Growth, please see the table on page 29.

Market review

After solid gains of 38.5% and 27.6%, respectively for 2020 and 2021, the Russell 1000 Growth Index posted a sizeable drawdown of 29.1% for calendar year 2022. Despite this decline, it is important to keep things in perspective. Excluding a slight drop of 1.5% in 2018, this marks the first year of a significant negative return for the Portfolio’s benchmark since the recession of 2008-2009. Furthermore, over the past five years the Russell 1000 Growth Index gained 68%, strong performance considering the recent drawdown, and over the past 10 years the index rose 274%.

While value styles shined during 2022, there were also moments of clarity wherein investors were drawn back to business quality – profitability, cash flow, and competitive advantage – as a necessary consideration. The market’s hunt for the next “thematic” trade, whether it was a peak in interest rates, lower inflation, or a US Federal Reserve policy pivot, was not a sustainable and repeatable investment strategy. It is not surprising that in a period when the relative growth of many “hyper-growth” companies disappointed, investors returned to a theme with lasting power – business quality. The gains realized during 2020 and early 2021 in many low-quality, hyper growth companies were based on unsustainable growth-rate expectations, which led to disappointment during 2022.

There were some key events that occurred in 2022 that will shape the outlook for the coming year. Particularly notable was the aggressive increase of interest rates. The Fed raised rates 4.25%, starting at near zero in March 2022 and ending the year at 4.375%. Additionally, starting in June 2022 the Fed initiated quantitative tightening by reducing its balance sheet by $80 to $90 billion per month. The inversion of the yield curve provided support for those arguing a recession is on the horizon.

This aggressive policy response was necessary as inflation hit a four-decade high. While a portion of the sharp move higher in inflation was attributable to unique circumstances associated with the pandemic, such as supply disruptions and continued China COVID-19 lockdowns, the services component continued to remain elevated. Exiting the year, the Fed made it clear that it wants to address the “stable prices” portion of its dual mandate and that it, too, believes some amount of economic pain is required to get there.

Labor markets remained strong throughout the year. The unemployment rate remained at a 50-year low despite the Fed’s tightening and clear signals of economic slowing. One clear signal of slowing was the move lower in manufacturing data with headline data hovering around contraction territory. Housing data weakened as activity was directly affected by the higher rates, which more than doubled from their lows, cratering affordability. The ripple effects from a slowdown in housing can easily turn into waves given its importance to the overall economy.

Source: Bloomberg, unless otherwise noted.

Within the Portfolio

Our strategy is anchored in our beliefs that business quality is more persistent than growth, that the market structurally undervalues quality businesses, and that growth companies with attractive risk-reward profiles are the soundest vehicles for long-term compounding of wealth. As such, we continue to populate the Portfolio with high-quality, wide-moat companies supported by secular growth tailwinds and reasonable valuations.

From a sector perspective, strong stock selection in the consumer discretionary, information technology (IT) and communication services sectors were the largest contributors to outperformance. Stock selection in the industrials and financials sectors, along with underweight positions in the energy and healthcare sectors, were the largest detractors.

The consumer discretionary sector was the largest contributor to the Portfolio’s outperformance. Lack of exposure to Tesla Inc. accounted for most of the Portfolio's consumer discretionary contribution. We remain convicted in our view that economics in the auto industry will be competed away over time and Tesla is overpriced relative to its realizable future earnings. Additional contributors, but of lesser magnitude, included LVMH Moet Hennessy Louis Vuitton SE Unsponsored ADR and Ferrari NV.

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Portfolio management reviews

Delaware Ivy VIP Growth

Positive relative performance in IT was helped by outperformance from the Portfolio’s overweight positions in Motorola Solutions Inc., Visa Inc., and VeriSign Inc. Each of these names provide critical components or services to their customers such that their businesses should be able to outperform in periods of economic weakness. These contributions were able to overwhelm negative stock contributions from PayPal Holdings Inc., salesforce.com Inc., and NVIDIA Corp.

Within communications services relative outperformance was driven by Electronic Arts Inc. In addition to benefiting from the pandemic, Electronic Arts has been able to sustain growth because of its subscription-like video game franchises. Lack of exposure to Netflix Inc. (no longer a Portfolio holding) and an underweight exposure to Meta Platforms Inc. (no longer a Portfolio holding) also drove outperformance.

The relative underperformance within the industrials sector was driven by weakness in TransUnion and Stanley, Black & Decker Inc., along with a lack of exposure to a machinery stocks. TransUnion’s weakness was related to the company’s exposure to both mortgage activity and to fintech health. Stanley, Black & Decker (no longer a Portfolio holding) struggled to forecast end-market demand and was also hit with input prices. Machinery stocks, such as Caterpillar Inc. (not owned), saw strong relative performance as investors favored relative value. Notable positive offsets to this industrials’ headwind were relative strength from the Portfolio’s overweight positions in CoStar Group Inc. and J.B. Hunt Transport Services Inc.

The energy sector was a negative contributor during the year as the Portfolio lacked exposure. Energy was driven by rising commodity prices related to unfortunate geopolitical events. We remain comfortable with our lack of exposure to these transitory trends.

We are full of optimism that the current environment, while volatile, is extremely ripe for active stock picking to generate significant value. It is unlikely that we will return to a zero-rate environment and with that regime change comes a different set of standards. Higher valuation levels and access to capital will have to be earned through consistent growth, strong cash generation, strong profitability, and disciplined capital management. The days of free money and an “everyone wins” mentality is likely behind us.

We believe this regime change will highlight the importance of high-quality stock selection and the minimization, through a disciplined process, of behavioral mistakes. The likelihood of false positives, or mistakes, has already dramatically increased in the post-pandemic reopening euphoria and we believe this will likely continue to increase over the coming years. The tendency to favor growth as a way to validate quality will be exposed as a poor investment strategy resulting in a high degree of what we call “growth flame-outs” that can be associated with material disappointment.

Inflationary pressures are cooling, but they may prove to be more resilient. This is important because the persistence of inflation could keep the Fed involved longer, which has negative ramifications on economic activity both for 2023 and likely for 2024. Risk assets (cyclicals and high growth) will periodically react positively to the concept of a “Fed Pivot” wherein the central bank would slow or pause its rate hikes, thereby creating a bullish narrative. We believe these “risk-on” events will be difficult to sustain until expectations are reset materially lower and overly optimistic outlooks are extinguished.

Investors should favor these high-quality stocks through cycles, and especially in periods of downside volatility, as we believe quality-first investing is a superior long-term strategy for durable compounding. If downside volatility does not surface, we believe our portfolio of high-quality growth stocks will likewise shine as their “growthy” attributes will prove to be more sustainable, remain underappreciated and allow for strong upside participation.

Our conviction is high as we believe business quality is more persistent than growth, and through-the-cycle outperformance can be achieved through a disciplined stock selection process that prioritizes high-quality business models first and growth second.

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Portfolio management reviews

Delaware Ivy VIP High Income

December 31, 2022 (Unaudited)

The investment objective of the Portfolio is to seek to provide total return through a combination of high current income and capital appreciation.

For the fiscal year ended December 31, 2022, Delaware Ivy VIP High Income experienced a negative return but outperformed its benchmark, the ICE BofA US High Yield Constrained Index. The Portfolio’s Class I shares declined 10.91% and its Class II shares declined 11.12%*. Returns reflect reinvestment of all distributions. During the same period, the benchmark declined 11.21%. For complete, annualized performance of the Delaware Ivy VIP High Income, please see the table on page 31.

*Total return for the report period presented differs from the return in “Financial highlights.” The total return presented above is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

Market review

High yield bond prices were buffeted by a trifecta of negative forces in 2022, with soaring inflation, rising interest rates, and recessionary fears combining to cause the sub-investment grade sector to post one of its weakest performances in recent memory.

As the fiscal year began, there was widespread concern that the US Federal Reserve had fallen significantly behind the inflationary curve and that a series of rate hikes — some of them unusually large — would be necessary to catch up. That view was subsequently confirmed when the Fed hiked rates seven times between March and December for a total increase of nearly 4.5 percentage points. Three of those increases were by 0.75 percentage points each, helping to push the benchmark federal funds rate to its highest level in 15 years.

Not surprisingly, the steep rise in borrowing costs triggered fears of recession, with the odds of a so-called soft economic landing seeming to recede with each discouraging print of the Consumer Price Index (CPI) which measures changes in the prices paid by consumers for a basket of goods and services. At its peak in June, year-over-year headline inflation in the US exceeded 9%, the highest level since 1981. Gloomy sentiment regarding inflation and the economy was amplified in February by Russia’s invasion of Ukraine, which exerted further upward pressure on food and energy prices. Meanwhile, a lingering and not-yet-fully understood shortage of workers in the late-COVID era —particularly among aging Baby Boomers — compounded the difficulty of the Fed’s inflation fight by keeping wages elevated.

The June inflation report nearly coincided with an initial bottom for high yield bond prices. This eventually stabilized during the late summer and early fall and then rallied through most of the fourth quarter on the back of falling energy costs, dragging the headline CPI lower as well. Meanwhile, still-healthy household and corporate balance sheets and a booming labor market appeared to lower the risk of a severe recession, allowing the Fed to continue its tightening campaign as the year drew to a close.

Among industry groups, energy was the leading performer supported by an oil price that topped $100 a barrel before falling back. The metals and mining also outperformed, particularly late in the year as the Chinese government’s abrupt abandonment of its zero-COVID policy unleashed a sharp rally in copper, the metal that China consumes in prodigious amounts. Conversely, weakness was especially pronounced in retail (consumers pulling back), automotive (rising interest rates), broadcasters (weak advertising market), and cable and telecommunications (duration sensitivity).

Overall, credit spreads widened from 3.11 percentage points to 4.81 percentage points over the fiscal year while the yield on the Portfolio’s benchmark spiked from 4.33% to 8.98%.

Source: Bloomberg, unless otherwise noted.

Within the Portfolio

We managed the Portfolio during its fiscal year with the view that a recession was on the way, but that any downturn would likely be short and shallow. Notably, market liquidity began drying up early in 2022, making large-scale portfolio adjustments potentially costly and inefficient. However, over the second half of the fiscal period, we incrementally added risk and income to the Portfolio in businesses in which we continued to hold strong fundamental conviction, and that appeared to offer what we viewed as compelling longer-term value.

For example, we viewed the bonds of two major players in the cruise line industry — Royal Caribbean and Carnival — as well-positioned to strongly outperform as the economy rebounded and COVID-related concerns receded further. In both instances, we recognized that the bonds

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Portfolio management reviews

Delaware Ivy VIP High Income

could lag the benchmark over the near term, which they did. However, we were willing to accept short-term underperformance and elevated volatility to own bonds that could have the potential to benefit disproportionately when a sustained rally in credit and risk assets got underway.

The Portfolio’s positions in Digicell Ltd., Mitel (no longer a Portfolio holding), and Ligado Networks also lagged the benchmark through a combination of business-specific factors (Ligado’s low-orbit satellite service, for example, was thought to interfere with 911 service), and due to debt restructuring issues.

Conversely, companies that had already emerged from restructuring generally did well, or at least better. Among that group, the Portfolio’s position in Studio City strongly outperformed, with most of the gains coming after the Chinese government abruptly abandoned its zero-COVID policy in late November. This was an unexpected move that offered a ray of hope for Macau’s moribund casino industry. We also added to our weighting within the energy sector, which contributed to relative returns through security selection. Specifically, our stakes in the oil field services companies PBF Holdings (no longer a Portfolio holding), USA Compression, and Weatherford International outperformed the benchmark.

The Portfolio’s use of foreign exchange (FX) currency positions had a limited effect during the fiscal year. Overall, derivatives were immaterial to the Portfolio’s performance during the fiscal year.

We construct the Delaware Ivy VIP High Income portfolio on a bottom-up, bond-by-bond basis while seeking a high level of income. As such, the portfolio maintains an overweight to the B-rated and CCC-rated rating buckets of the ICE BofA US High Yield Constrained benchmark.

While there is no consensus regarding potential default rates within high yield bonds in 2023, we anticipate that defaults will exceed the historical average of around 3%. Given the unusually murky outlook for monetary policy and economic growth, we think it remains likely that all asset markets will pass through bouts of heightened volatility as the various storylines play out. In that highly uncertain environment, we believe our disciplined, research-driven process is well suited to potentially delivering income and solid risk-adjusted returns to our valued shareholders.

Please know that we appreciate the confidence that you have shown in us, and we pledge to always keep your financial objectives foremost in our minds as we move forward.

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Portfolio management reviews

Delaware Ivy VIP International Core Equity

December 31, 2022 (Unaudited)

The investment objective of the Portfolio is to seek to provide capital growth and appreciation.

For the fiscal year ended December 31, 2022, Delaware Ivy VIP International Core Equity declined, although it outperformed its benchmark, the MSCI ACWI ex USA Index. The Portfolio’s Class II shares declined 14.32%*. Returns reflect reinvestment of all distributions. During the same period, the benchmark declined 16.00% (net). For complete, annualized performance of Delaware Ivy VIP International Core Equity, please see the table on page 33.

*Total return for the report period presented differs from the return in “Financial highlights.” The total return presented above is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

Market review

The year 2022 may mark one of the greatest paradigm shifts for global markets and economies in recent history. A confluence of events, including fallout from pandemic spending and loose monetary policy, catalyzed what had been years in the making.

Major central bank policy shifts, inflation, changes to global supply chains, the end of cheap Russian energy for Europe, and labor shortages created broad-based asset price declines with few exceptions. Equities fell along with bond markets, which typically provide protection, as investors scrambled to face, what we believe will be, a new reality.

Years of lower interest rates and quantitative easing finally came to an end and manifested in the form of inflation. Perpetuating inflationary pressure, the war in Ukraine drove increases to energy and food prices, particularly in Europe. Responding to the invasion, western nations implemented sanctions against Russia, effectively preventing Russia from supplying its natural gas, oil, wheat, and other commodities to most of the world. In addition, home prices and wage growth became concerning. Home affordability was historically low and labor shortages along with demographic shifts created a challenging economic scenario for central banks to navigate.

In response, the US Federal Reserve initiated a series of interest rate hikes. Other central banks quickly followed. The US increased rates 4.25 percentage points and the European Central Bank (ECB) increased rates 2.5 percentage points, abandoning negative rate policy. With higher rates, market valuations quickly declined. Extremely high multiples, afforded by longer-duration growth companies through the low-rate environment for the past decade, were hit particularly hard.

China maintained its zero-COVID policy throughout most of the year before opening up in December as the pressure from China’s population and its weakening economy became too great. We believe that this should enable growth to resume in China and ease supply-chain disruptions globally.

There were few places for investors to seek refuge during the fiscal year. From an equity sector perspective, energy was the only area of the market in positive territory. Years of underinvestment and supply shortages became a challenge for the world when Russian commodities were cut off. Investment in traditional energy became a focus with the acknowledgment that it will be many years before alternative energy sources replace fossil fuels to a significant degree.

Source: Bloomberg, unless otherwise noted.

Within the Portfolio

Stock selection and an overweight position in energy relative to the benchmark were the leading contributors to the Portfolio’s performance. Stock selection in the consumer staples sector detracted from performance. At a country level, Canada, Japan, and China contributed most while Germany was the biggest drag.

On an individual stock basis, Suncor Energy Inc., a Canadian integrated energy company, and Schlumberger, a US-based oil services company, were the strongest contributors. Suncor benefited from higher oil and gas prices as revenue and cash flow grew substantially, and the company increased its dividend. Schlumberger also rallied with the broader energy complex. Higher demand for onshore and offshore services

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Portfolio management reviews

Delaware Ivy VIP International Core Equity

drove growth, particularly in its international business, which accounts for more than 80% of sales. While we trimmed the Portfolio’s energy exposure during the final quarter of the year, we continue to believe both these companies can potentially generate substantial cash flow that they will return to shareholders.

HelloFresh SE, a German food delivery service popular in the US and overseas, and Canada Goose Holdings, a Canadian apparel company, were the largest detractors from Portfolio performance. HelloFresh had benefited from the pandemic as more people opted for food delivery. However, despite continued sales growth, it has had to spend more on customer acquisition and marketing expenses. Also, as interest rates climbed, higher growth and higher valuation stocks, including HelloFresh, pulled back more than the market. We continue to own HelloFresh within the Portfolio, however. We think that HelloFresh will convert customers into its subscription model and return to positive cash flow. Also, the current valuation is near multi-year lows for the business which we consider to be advantageous. The valuation for Canada Goose compressed despite continued sales growth. While we believe it is a great brand with promising growth potential, we are not confident that we have a differentiated enough view to justify owning the stock. As a result, we decided to sell our shares and exit the position within the Portfolio.

The Portfolio’s use of foreign exchange (FX) currency positions had a limited effect during the fiscal year. Overall, derivatives were immaterial to the Portfolio’s performance during the fiscal year.

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Portfolio management reviews

Delaware Ivy VIP Mid Cap Growth

December 31, 2022 (Unaudited)

The investment objective of the Portfolio is to seek to provide growth of capital.

For the fiscal year ended December 31, 2022, Delaware Ivy VIP Mid Cap Growth had a negative return and underperformed its benchmark, Russell Midcap® Growth Index, which also declined. The Portfolio’s Class I shares declined 30.62% and its Class II shares declined 30.78%. Returns reflect reinvestment of all distributions. During the same period, the Portfolio’s benchmark declined 26.72%. For complete annualized performance of Delaware Ivy VIP Mid Cap Growth, please see the table on page 35.

Market review

The Russell Midcap Growth Index declined 26.72% for the year, with all sectors within the index except energy and utilities turning in negative performance. The Russell Midcap Growth Index underperformed the Russell Midcap® Value Index for the second year in a row as the risk-off trade held serve while the market continued to struggle with the US Federal Reserve’s aggressive response to rising inflation.

Though the overwhelming trend was to the downside, there was significant volatility throughout the year as the markets tried to understand and price peak inflation and assess the corresponding aggressive Fed moves against stubborn employment, and wage and manufacturing data that had yet to show a change. Continued strength in these measures led the Fed to reiterate its higher-and-hold interest rate policy instead of pivoting to a more dovish stance. As labor markets remained tight, the talk of peak inflation continued to be offset by the growing concern of a hard landing due to the stress of tighter financial conditions. The US Treasury yield curve remained inverted at a level not seen in this century. As rates continued to move higher, housing affordability sank precipitously, as mortgage rates more than doubled off their lows. The final leg to the downdraft emerged as focus began to shift from the macro concerns to corporate earnings degradation and the ultimate impact on how earnings and earnings growth should be appropriately priced, given higher interest rates.

Source: Bloomberg, unless otherwise noted.

Within the Portfolio

Sector allocation was the primary driver of underperformance, led significantly by the Portfolio’s continued lack of exposure to the dramatically outperforming energy sector for the year. Though the energy sector is a small allocation within the benchmark, and we continue to have no exposure to it, the sector returned 59.15% for 2022, which detracted from the Portfolio’s relative returns. We remain wary of the energy sector, where companies have tended to spend with reckless, cyclical abandon, and not for the longer-term viability and profile of their businesses. Recently, however, there has been an interesting change in that dynamic, as shareholders have spoken, and managements have listened to the desire for more capital discipline. We continue to research potential names for the Portfolio but have yet to enter any positions of note.

The strongest contribution to relative outperformance where the Portfolio had exposure was in the healthcare sector, followed by communication services, consumer discretionary, and consumer staples. The Portfolio’s lack of exposure to the real estate sector contributed to relative performance, as did our cash position for the year. The leading detractors from relative performance where the Portfolio had exposure were information technology (IT), industrials, financials, and materials. The lack of exposure to utilities also detracted from relative performance.

The IT sector remained the largest allocation within the Portfolio for the reporting period and was the largest overall detractor from relative performance, while healthcare, the largest overweight sector relative to the benchmark, added the most significant outperformance during the year. The largest relative detractors in IT were Marvell Technology Inc., DocuSign Inc., and Coherent Corp., and the largest relative contributors within the healthcare sector were ABIOMED Inc., Genmab, and Horizon Therapeutics. ABIOMED and Horizon Therapeutics are no longer Portfolio holdings.

Equity options detracted from performance by way of exposure early in the reporting period to portfolio insurance in lieu of raising excess cash. As the year unfolded, we began to deploy excess cash as we viewed corporate valuations as more and more attractive and our outlook for an earnings recession remained shallow and short-lived. The Portfolio’s use of options had a limited effect on performance during the fiscal year.

The top five individual relative contributors to the Portfolio’s performance for the reporting period were CoStar Group Inc., ABIOMED Inc., Genmab, Horizon Therapeutics, and DexCom Inc.

The five largest individual relative detractors from Portfolio performance for the reporting period were Trex Company Inc., Marvell Technology Inc., DocuSign Inc., Scotts Miracle-Gro Company (no longer a Portfolio holding), and Clarivate PLC.

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Portfolio management reviews

Delaware Ivy VIP Mid Cap Growth

The definition of marking time is to pass one’s time in routine activities until a more favorable or interesting opportunity presents itself. In our opinion, that’s exactly what the equity markets are doing now. The market has digested the macroeconomic environment and the Fed’s reaction to it, and while some macro data points, such as the ISM Manufacturing Index (a key indicator of the state of the US economy), appear terrible, the numbers are in comparison to an abnormal business cycle created by unprecedented Fed stimulus during a global coordinated lockdown. We also think the market has mostly digested the projected hit to individual company earnings, given the significant pullback in valuations across sectors and industries from large cap to small cap. For now, we think the market will mark time, awaiting a more favorable or interesting opportunity to present itself.

The awaited opportunity could come in many forms, but our belief is that we will see positive cash flow in companies that are unwinding excess inventories built up on their balance sheets. The supply shock created by the global coordinated shutdown due to COVID-19 forced companies to find inventory wherever they could, at almost any price, doubling and sometimes tripling their normal inventory orders in the hopes of getting some supplies filled to meet consumer demand. Orders for inventory were filled as supply chains came back online at the exact time the Fed began to raise rates in an effort to fight inflation by slowing the velocity of money, effectively destroying demand. As companies unwind inventory and cash flow is generated, albeit at potentially lower levels than in recent past, individual company risk is mitigated in the eyes of investors. As more and more quality companies turn inventory into cash flow while maintaining a heightened vigilance on the cost of their capital expenditures, the aggregate response should be favorable for the equity markets, in our view. Companies are operating under duress from the Fed, and we think those that can monetize inventory while the Fed ratchets down both rhetoric and activity should be able to outperform.

Given this backdrop, we are remaining measured in how we approach the management of the Portfolio. We believe that although the anticipated recessionary environment will not be severe, there is always a behavioral impact of investors on stock prices, and the current environment lends itself to a greater magnitude due to the number and significance of macroeconomic uncertainties. We are keenly aware that stock prices may not accurately reflect the true intrinsic value nor potential growth opportunity of companies for a full market cycle. In this environment, we have become less concerned with valuation risk and are more focused on earnings risk, and while there are still small pockets of valuation risk within the index, we are discovering more and more company-specific opportunities as we filter through the mid-cap growth universe with the lens of holding names for three to five years. The idea of reshoring is of particular interest to us now. The production problems of the pandemic only served to intensify an existing corporate trend to diversify supply chains. From an investment perspective, automation is the word that resonates with us, from manufacturing to transportation to delivery.

As growth managers, we continue to look for opportunities to invest in companies that we believe have sound capital structures and the ability to grow throughout business and economic cycles, not because of the cycle. These business models feature a product or service that appears durable to us, coupled with capital structure and a management team that is able to execute competitively in any market environment. We continue to seek opportunities in business and consumer technology, innovation in life sciences, the green energy revolution, and many other areas that we think should continue to grow, regardless of the economic cycle. Stock picking is always key to our process and performance, but it will be paramount in this environment as we seek to manage valuation risk in the Portfolio, while investing in durable, secular growth companies.

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Portfolio management reviews

Delaware Ivy VIP Natural Resources

December 31, 2022 (Unaudited)

The investment objective of the Portfolio is to seek to provide capital growth and appreciation.

For the fiscal year ended December 31, 2022, Delaware Ivy VIP Natural Resources advanced, although it underperformed its benchmark, the S&P North American Natural Resources Sector Index. The Portfolio’s Class II shares advanced 17.72%. Returns reflect reinvestment of all distributions. During the same period, the benchmark advanced 34.07%. For complete, annualized performance of Delaware Ivy VIP Natural Resources, please see the table on page 37.

Market review

Global markets fell sharply in 2022 in a year marked by an unprovoked war, a European energy crisis, restrictive zero-COVID policies, supply chain crises, and pernicious inflation. Commodity markets experienced wild swings during the year, as supply constraints and curtailments, influenced by the Russia-Ukraine war, pushed up a number of commodities, notably natural gas, crude oil, fertilizers, and agricultural products. During the first half of the year, inflation proved stickier, and it became clear the US Federal Reserve would raise rates aggressively. After extensive monetary tightening campaigns by global central banks during 2022, inflation showed signs of abating by the end of the year. However, this tightening also affected global economic activity and commodity demand, which weighed on commodity prices. The S&P 500® Index fell 18.11% for the year. The S&P Global Natural Resources Index (net) and S&P North American Natural Resources Sector Index fared much better, rising 9.59% and 34.07%, respectively.

The European energy crisis sent European natural gas and refined product prices soaring to start the year. This stabilized in the fourth quarter as a flotilla of liquefied natural gas (LNG) carriers arrived in Europe. European natural gas inventories filled, providing a buffer through winter. After reaching all-time highs midyear, European natural gas prices fell more than 50% by year end, finishing almost flat. Crude oil prices also climbed through $100 during the year, before falling back in the fourth quarter to finish largely flat. Energy prices remain elevated, which continues to strain economic conditions. Copper and aluminum prices followed a similar pattern, but declined 14% and 13%, respectively, during the year. Fertilizer prices followed the same pattern as many farmers skipped applications for potash, causing a disappointing demand and falling prices by year end.

Inflation, and the Fed’s plan to raise rates and normalize monetary policy to combat inflation, remained among the biggest market concerns during the year. Rhetoric from the Fed and aggressive rate hikes suggest the end of tight monetary conditions is far off. However, investors remain hyper focused on the significance of each economic indicator that might signal the end of the tightening cycle. We are currently in a market where good economic news is bad news, as it indicates the Fed’s aggressive policy stance will likely continue. Meanwhile, China’s major shift away from the country’s zero-COVID policy late in the year boosted economic sentiment.

On the back of relative Fed tightening and an energy-independent economy, the US dollar rallied strongly in the first three quarters of the year, before finally receding during the fourth quarter. Meanwhile, other central banks undertook more aggressive policy shifts, notably Japan. The relative easing of energy prices and the economic crisis in Europe also added to foreign currency strength. Gold and silver prices rallied into year end on the back of a weakening dollar to both finish roughly flat.

Source: Bloomberg, unless otherwise noted.

Within the Portfolio

While we remain bullish on natural resources in the long term, we don’t expect this structural bull market to trend in a straight line. We are quite cognizant that the currently deteriorating global economic conditions will affect demand for several of our favorite economically sensitive commodities – oil, natural gas, refined products, copper, and aluminum. We do hold the view that this could prove to be an odd recession where commodity prices remain resilient despite deteriorating demand given challenged supply outlooks for commodities. Pressures related to environmental, social, and governance (ESG) investing continue to plague the long-term supply outlook. Access to capital, geology, geography, and regulation all continue to limit growth. Any additional volatility in commodity prices will likely further limit growth by curtailing capital programs. When economic conditions inevitably improve, we expect that supply will remain constrained while demand surges. We anticipate that this will cause even greater upside for commodities and natural resource equities as the cycle turns.

The Portfolio underperformed its benchmark due to subsector exposures. Approximately 65% of the S&P North American Natural Resources Sector Index is composed of companies in the energy sector, whereas the Portfolio held approximately 44%. As measured by the S&P 500®

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Portfolio management reviews

Delaware Ivy VIP Natural Resources

Energy Index, the energy sector rose 65% during 2022, outperforming all other natural resource subsectors. Most notably, this outperformance came from integrated oil and gas, where the Portfolio was considerably underweight versus the benchmark.

Valero Energy Corp., the largest independent refiner in the world, was the Portfolio’s largest contributor to performance during the year. Valero Energy has a very underappreciated renewable fuels business, in our view. It benefited from the strong refining environment driven by globally tight product markets on the back of the European energy crisis. Moreover, during the year, Valero Energy brought online its latest renewable diesel plant, and it is now the largest producer of renewable diesel in the world. Importantly, through its joint venture with Darling Ingredients, Valero is also the lowest cost producer. Valero Energy’s balance sheet is now pristine, and we think the company is situated to commence substantial returns of capital to shareholders. Although we expect refining margins to return to more normalized levels in the near term, we believe Valero Energy is well positioned and remains attractively valued.

Chesapeake Energy Corp., one of the largest North American natural gas producers, was the Portfolio’s second-largest contributor to performance during the year. Historically, Chesapeake Energy was known as a company with high quality and low-cost assets but was overlevered and had onerous midstream contracts that weighed on profitability. Through bankruptcy, Chesapeake Energy emerged in 2021 with a clean balance sheet, new management team, new strategy, and the same high-quality assets that were now unburdened. The current management team is rationalizing the portfolio down to core basins and adopting a strategy of modest growth and high shareholder returns. Although we are concerned about natural gas prices through 2025 when a new wave of LNG export facilities comes online, we continue to find Chesapeake Energy’s valuation discount on a reduced natural gas price deck unwarranted.

The continued retracement in growth-oriented, long-cycle equities during the year hurt LiCycle Holdings Corp. LiCycle Holdings provides lithium-ion battery recycling solutions. Importantly, versus traditional battery recycling processes where the batteries are burned to recover the metals, creating significant greenhouse gas-intensive emissions, LiCycle Holdings uses a patented hydrometallurgical process. Several joint venture and direct investments in the company from notable entities, including LG Chem, Koch and Glencore have recently validated the process and platform. LiCycle Holdings’ first hub facility in Rochester, N.Y., is scheduled to come online by year-end 2023. If the company can open this facility on time and on budget, we expect this to lead to a step change in profitability. We maintain a small position in LiCycle Holdings.

The Fed rapidly raising rates substantially affected the outlook for housing as the year progressed. This filtered through to names exposed to wood products and timber, which affected Weyerhauser Co. Although the outlook for wood products remains bleak, the longer-term trends for Weyerhauser remain favorable given its mill and timber positioning. Moreover, the company did an excellent job repairing its balance sheet since 2020 and now remains positioned to execute on countercyclical shareholder returns. The nascent carbon markets also provide additional upside for one of the largest carbon capturers in the world through its timber holdings. We continue to maintain the Portfolio’s exposure to Weyerhauser given these company-specific fundamentals.

The Portfolio’s use of foreign exchange (FX) currency positions had a limited effect during the fiscal year. Overall, derivatives were immaterial to the Portfolio’s performance during the fiscal year.

At the end of the Portfolio’s fiscal year, volatility remains. The Fed continues its aggressive policy stance to defeat inflation. Forward economic indicators are clearly changing, most notably in housing. Robust employment numbers remain which gives the Fed additional room to remain aggressive, in our view. We think this will have negative economic consequences, which we expect to filter through to demand for more economically sensitive commodities. We believe this backdrop should prove an ideal environment for gold and precious metals.

We think the major tailwind for the natural resources sector continues to be on the supply side. Despite elevated commodity prices, the traditional capital expenditure (capex) cycle never took place as companies rewarded shareholders at the expense of chasing growth. Geopolitical uncertainty has curtailed additional investment in several commodities, notably copper. Investment in oil and gas remains modest due to ESG concerns and managements continuing to remain capital disciplined.

Meanwhile, demand for commodities continues to grow and has arguably become less elastic. Europe remains decidedly short energy and has resorted to burning coal to meet energy needs despite the continent’s climate goals. Oil and refined product demand has continued to rebound from COVID-19 lows. The incredibly commodity-intensive energy transition continues unabated. Restricted supply against less elastic demand gives us confidence in “higher for longer,” with resilience continuing despite anticipated weakness.

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Portfolio management reviews

Delaware Ivy VIP Science and Technology

December 31, 2022 (Unaudited)

The investment objective of the Portfolio is to seek to provide growth of capital.

For the fiscal year ended December 31, 2022, Delaware Ivy VIP Science and Technology experienced a negative return but outperformed its benchmark, the S&P North American Technology Sector Index. The Portfolio’s Class I shares declined 31.67% and its Class II shares declined 31.83%. Returns reflect reinvestment of all distributions. During the same period, the benchmark declined 35.36%. For complete, annualized performance of Delaware Ivy VIP Science and Technology, please see the table on page 39.

Market review

Throughout 2022 the markets hung on every word of the US Federal Reserve. Rapidly rising inflation across the economy, accompanied by a 50-year low in unemployment, drove the Fed to begin raising interest rates in March and continue aggressively raising rates throughout the year. By the end of 2022, the federal funds rate had increased more than four percentage points to a rate of almost 4.5%. The Fed’s aggressive tightening of monetary policy was not limited to interest rates; it began aggressively shrinking its balance sheet as well. By September, the Fed had reduced its balance sheet at a pace of $80-$90 billion per month.

Tighter monetary policy was not limited to the US. Globally, other central banks followed suit raising rates to battle similar inflationary challenges. The European Central Bank (ECB) and the Bank of England raised interest rates to the highest levels in more than a decade. Additionally, in December, the Bank of Japan surprised markets when it allowed 10-year yields to rise to the highest level in seven years.

These focused global efforts to tighten monetary policy were a direct result of the inflationary pressures driven by both robust demand and supply disruptions. Government stimulus during the pandemic and pent-up services demand led to healthy spending across the economy. Supply chains struggled to keep up, however, as economic disruptions caused by COVID-19, particularly in China, and the Russian-Ukrainian war persisted. Inflation rose to 40-year highs and housing pricing briefly accelerated before mortgage rates succumbed to higher interest rates. As the Fed’s actions took hold during the course of the year, inventories increased meaningfully when demand slowed and supply chains recovered. Eventually, retailers went from empty shelves to heavily discounting certain products.

Politically, the US had a relatively “boring” year following the events of early 2021. Congress passed the Inflation Reduction Act, which set a 15% minimum corporate tax rate and a 1% tax on equity buybacks. Additionally, the bill addressed Medicare prescription-drug pricing and introduced several incentives for more efficient energy use and development. From investors’ perspective, overall corporate taxes are set to increase approximately $100 billion as tax extenders expire and the Inflation Reduction Act takes effect.

Internationally, the Russian-Ukrainian war and China’s continued aggressive COVID-19 lockdown policy dominated headlines. While the war was particularly disruptive to energy consumption in Europe, the early humanitarian crisis waned as the region adapted to what will likely be a drawn-out conflict. China’s zero-COVID policy led to economic weakness and the country's weakest GDP growth on record. As a result, late in the fiscal period China’s government undertook some fiscal and monetary easing. It now appears likely that China will re-open the economy and provide stimulus within the property market.

The return of higher interest rates and the threat of persistent inflation led to a challenging year in financial markets. Fundamentally, after a decade of easy monetary policy and extended periods of zero interest rates, the investors were reminded that capital has a cost. In this context, market multiples contracted meaningfully, especially for the most highly valued growth stocks.

During the fiscal year, information technology (IT) stocks came under significant pressure. Within IT, the semiconductor, Internet, and media subsectors were the weakest performers. While still negative on an absolute basis, the hardware, IT services, and software subsectors outperformed the broader sector. The healthcare sector broadly outperformed the technology universe.

Source: Bloomberg, unless otherwise noted.

Within the Portfolio

Relative outperformers in the Portfolio’s IT exposure included T-Mobile US Inc., Amphenol Corp., and Etsy Inc. An underweight position in Meta Platforms Inc. (no longer a Portfolio holding) also contributed to relative performance. Positions in Snap Inc., Seagate Technology Holdings PLC, and Luminar Technologies Inc. were significant detractors, while an underweight position in Visa Inc. also hurt relative performance. Snap and Visa are no longer Portfolio holdings.

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Portfolio management reviews

Delaware Ivy VIP Science and Technology

During the measurement period, the Portfolio’s exposure to healthcare performed relatively in line with the Portfolio’s all-technology benchmark. Since healthcare is not represented in the benchmark, the Portfolio’s allocation to the sector is an important distinction when comparing performance metrics. Underperformance in the Portfolio’s healthcare equipment subsector offset outperformance in its pharmaceutical exposure.

The Portfolio’s use of foreign exchange (FX) currency positions had a limited effect during the fiscal year. Overall, derivatives were immaterial to the Portfolio’s performance during the fiscal year.

The Portfolio maintained a mid-single digit average cash position during the fiscal year, which positively contributed to relative performance due to the market’s overall decline.

As we entered fiscal 2022, we were concerned about the rising specter of inflation and tightening monetary policy. These concerns materialized with widespread pressure on higher multiple stocks within our universe. Given our market view and with our disciplined valuation approach to investing in innovation, we started the fiscal year with increased weightings in larger-capitalization companies and a healthy amount of cash. We anticipated opportunities over the course of the fiscal year to invest in what we considered to be attractive stocks at more compelling valuations. As the fiscal year progressed, we lowered our exposure to the “mega-cap” technology stocks and added a handful of these attractively valued stocks that offered compelling innovation opportunities.

The Portfolio had approximately 63.3% of its equity exposure in the IT sector as of December 31, 2022. The overall exposure in IT is more appropriately assessed by including the communication services sector, which includes many companies previously in the IT sector. The Portfolio had approximately 13.0% of its equity assets in the communication services sector at year end, for a total of 76.3% of assets exposed to the IT and communications services sectors.

At the end of the reporting period, 7.8% of the Portfolio’s equity assets were in the healthcare sector. Our lower healthcare exposure compared to historical averages is primarily a result of reducing the Portfolio’s biotechnology weighting. In developing markets, as the standard of living increases, we believe the demand for quality healthcare should increase. In our opinion, biotechnology, healthcare IT systems, and pharmaceuticals are among the leading innovators and early adopters of new science and technology, so we continue to focus on companies in those areas.

The Portfolio’s “applied science and technology” holdings span several industries and sectors and, along with the consumer discretionary sector (largely Amazon.com Inc.), make up the remainder of the Portfolio’s equity composition. At the end of the fiscal year, the Portfolio’s cash position was 4.8% of net assets. We consistently have some cash on hand to take advantage of opportunities that may present themselves.

At the end of the Portfolio’s fiscal year, volatility continues in the equity markets. And, while volatility creates near-term uncertainty, we use these times in the market to opportunistically add new companies or adjust weightings to take advantage of what we believe are great long-term stories. We view our long-term investment horizon and concentrated Portfolio as compelling advantages during these times of market uncertainty.

We see innovation in the changes brought about by the work from home trend, the early development of the metaverse, and the continued electrification of transportation as potentially driving new investment opportunities. Additionally, the persisting supply-chain shortages highlight the increasing value and integral role of semiconductors in the global economy.

As always, we will continue to carefully examine the macro factors underlying our investment universe, especially current issues like the regulatory risks facing big technology and China’s restrictive technology policies. We have high conviction that our attention to bottom-up (stock by stock) research, coupled with the innovation happening across the globe should continue to provide the Portfolio with potentially attractive investment opportunities.

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Portfolio management reviews

Delaware Ivy VIP Small Cap Growth

December 31, 2022 (Unaudited)

The investment objective of the Portfolio is to seek to provide growth of capital.

For the fiscal year ended December 31, 2022, Delaware Ivy VIP Small Cap Growth experienced a negative return, underperforming its benchmark, the Russell 2000® Growth Index. The Portfolio’s Class I shares declined 26.61% and its Class II shares declined 26.83%. Returns reflect reinvestment of all distributions. During the same period, the benchmark declined 26.36%. For complete, annualized performance of Delaware Ivy VIP Small Cap Growth, please see the table on page 41.

Market review

For small-cap growth stocks, 2022 was the third-worst year of the past 25, eclipsed only by the global financial crisis of 2008-2009 and the 2002 “tech bubble.” The double-whammy of rising interest rates, which hurt valuations, and the lingering pandemic-induced economic disruption, which dampened earnings estimates, was largely responsible. The 10-year Treasury yield, which had been in a downtrend since 2008, bottomed near zero and remained there for almost a year following the onset of the pandemic. In 2021, growth stocks thrived as the economy responded to significant fiscal and monetary stimulus. Earnings growth surged for most major sectors of the market. But that surprisingly strong growth led to significant shortages and supply-chain disruptions that fueled inflation and led to the conditions that stifled equity markets in 2022.

Small-cap growth stocks had been a major beneficiary of the low interest rate, healthy economic environment and were thus vulnerable to rising rates. During 2022, the 10-year Treasury yield rose from 1.5% to 3.9% and the yield curve inverted midway through the year. High yield spreads rose more than 250 basis points by midyear signaling increased concern about a potential recession (a basis point equals one-hundredth of a percentage point). The combination crushed small-cap growth stocks by the end of the second quarter. A brief attempt at a late summer rally was thwarted over the balance of the year. The Russell 2000 Growth Index declined more than 26% for the year and lagged the Russell 2000® Value Index, which declined 16%. High-valuation, non-earning growth stocks were punished the most during the year. Energy was the only sector to generate a positive return. The worst-performing sectors were communication services, consumer discretionary, real estate, and information technology (IT).

Source: Bloomberg, unless otherwise noted.

Within the Portfolio

Throughout the fiscal year, the Portfolio consistently maintained its strategy of diversifying across sectors while emphasizing quality growth companies. The Portfolio performed ahead of the benchmark for most of the year before it succumbed to the relentless pressure on growth stocks. Those stocks that had outperformed most during the year were the last targets of the selloff. Energy stocks were a prime example. Although energy companies dramatically outperformed for the first 10 months of the year, beginning in mid-November, energy stocks sold off significantly in spite of a fundamental outlook that remains healthy. BJ’s Wholesale Club Holdings Inc. was another example. A large position in the Portfolio, BJ’s had been a strong performer throughout the year but fell under the pressure of the market selloff – again, despite consistently good sales and earnings results. The Portfolio’s attribution for the year shows that stock selection contributed positively in all sectors of the portfolio except healthcare.

Sector allocation, or weighting, detracted from performance in the IT sector, which was consistently overweight the benchmark during the fiscal period. The Portfolio’s small underweight in the energy sector also detracted from performance. The benchmark energy sector was up 41.9% for the year while the Portfolio gained 39.4%. A weighting of one percentage point below the benchmark was to blame.

The Portfolio’s allocation to the healthcare sector detracted, primarily the result of poor stock selection. Several holdings that previously were strong performers drastically reversed course due to high valuations, underwhelming profitability, weakness in procedure volumes, and disappointing sales as potential customers were constrained by rising prices. The overall healthcare sector underperformed the broader index, a departure from typical down years. More specifically, small-cap healthcare did not perform like a defensive sector. The repercussions of COVID-19 on the healthcare system lasted well beyond expectations. Many companies with new products or services faced challenges getting in front of decision-makers, obtaining budget sign offs, or hiring personnel to accept, install, and implement new product platforms.

In many cases we felt the new product or service was superior and would gain traction in the marketplace, but that scenario was rarely realized.

For example, Omnicell Inc. has a best-in-class solution for medication management that has successfully gained share in past years but hit a

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Portfolio management reviews

Delaware Ivy VIP Small Cap Growth

significant wall this period due to budget constraints and facilities’ inability to implement new platforms while labor is scarce. As a result, previously consistent revenues and bookings dried up for several quarters and visibility was lost. Omnicell is no longer a Portfolio holding.

For the healthcare sector as a whole, we decided to maintain our positions in some companies where we felt sufficiently confident that competitive advantages remained compelling. In other instances, we exited our positions and moved on. We may renew those positions if and when sales visibility better matches our investment horizon. Through this environment, we maintained our long-term philosophy of owning names with novel offerings that make healthcare more efficient and value based.

The industrials sector contributed on both an absolute and relative basis during the period, benefiting from advantageous stock selection. Our neutral allocation also contributed slightly as the industrial sector outperformed the market as a whole. We had exposure to alternative energy, resource management, and electrification, which we think have plenty of demand and visibility going forward. Lesser exposure to housing-related names, such as building supplies, and areas only growing via cyclical inflation also aided performance. We maintained our process of searching for areas of the economy that have long-term growth potential rather than attempting to time cyclical stocks.

The consumer discretionary sector was the largest contributor for the year while IT was a modest drag. Stock selection led the way in the consumer discretionary sector. Monarch Casino & Resort Inc., Texas Roadhouse Inc., and Visteon Corp. were all significant contributors. Other relative contributors (declining less than the index) included Churchill Downs Inc. (no longer a Portfolio holding) and Marriott Vacations Worldwide Corp. Pent-up demand for experiences, both travel and dining, helped drive success for these companies.

The IT sector has historically been a large driver of outperformance for the Portfolio and we expect it will continue to be the most-favored sector from a fundamental growth perspective. That said, the sector corrected last year, reflecting the macro factors mentioned above. We reduced our large overweight versus the index throughout the year as we exited less-seasoned companies in favor of a higher quality, profitable group of stocks. The result was performance for the year that essentially matched the benchmark, with the drag from an overweight offset by modestly positive stock selection. The Portfolio also benefited from several take-outs as private equity firms took advantage of lower stock prices to make strategic acquisitions.

At the end of the Portfolio’s fiscal year, we see no need to change its strategic positioning as we navigate through the headwind of interest rate hikes and their impact on the economy. Clearly a lot of damage has been done to small-cap stock valuations, obviating the need to be overly defensive. The Portfolio’s emphasis on high-quality, sustainable-growth businesses across all major sectors of the market has worked well in the small-cap growth asset class and remains the focus of the Portfolio.

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Portfolio management reviews

Delaware Ivy VIP Smid Cap Core

December 31, 2022 (Unaudited)

The investment objective of the Portfolio is to seek to provide capital appreciation.

For the fiscal year ended December 31, 2022, Delaware Ivy VIP Smid Cap Core experienced a negative return but outperformed its benchmark, the Russell 2500™ Index. The Portfolio’s Class II shares declined 14.84%. Returns reflect reinvestment of all distributions. During the same period, the Portfolio’s benchmark declined 18.37%. For complete, annualized performance of Delaware Ivy VIP Smid Cap Core, please see the table on page 43.

Market review

For the fiscal year ended December 31, 2022, the Russell 2500 Index, declined 18.37%. Smid-cap growth stocks underperformed smid-cap value stocks, the Russell 2500™ Growth Index declined 26.21% and the Russell 2500™ Value Index declined 13.08%. Small- and large-cap stocks underperformed, as the Russell 2000® Index declined 20.44% and the large-cap Russell 1000® Index declined 19.13% for the year.

Sector-level performance within the Russell 2500 Index was mostly negative with only one sector, energy, advancing and 15 declining. Companies in the utilities, capital goods, and consumer staples sectors declined the least for the year. The weakest sectors in the benchmark for the year were credit cyclicals, information technology, healthcare, and consumer discretionary.

The third-quarter 2022 US gross domestic product (GDP) annualized growth rate of 3.2% was above consensus and followed two consecutive quarters of declining GDP. The December Purchasing Manager’s Index (PMI) registered 48.4%, which indicated the manufacturing sector contracted for the second consecutive month, following a 29-month period of growth. Readings below 50% indicate contraction. December’s figure was the lowest since May 2020, when it fell to 43.5%.

With respect to labor, the US unemployment rate ended December 31, 2022, at 3.5%, its lowest rate for the year. For the 12 months ended December 31, 2022, the US Consumer Price Index (CPI) increased 6.5%, the smallest 12-month increase since the period ended October 31, 2021. The Conference Board Consumer Confidence Index® decreased during the fiscal year, from a December 2021 reading of 115.2 to 108.3 in December 2022. The National Federation of Independent Business (NFIB) Small Business Optimism Index declined during the fourth quarter to 89.8 in December, marking the 12th consecutive month below the 49-year average of 98.

Source: Bloomberg, unless otherwise noted.

Within the Portfolio

Strong stock selection in the IT, finance, and healthcare sectors contributed to outperformance for the year as the Portfolio’s positions declined by less than those in the benchmark. Contribution was positive in 13 of 16 sectors over the year, as three sectors detracted. Stock selection detracted from performance in the consumer staples, capital goods, and real estate investment trust (REIT) sectors.

Energy was the strongest-performing sector in the benchmark and Portfolio for the fiscal year. Shares of Diamondback Energy Inc. outperformed as the company continued to improve its earnings and free cash flow profile. During the fiscal year, Diamondback increased its dividend and declared an additional variable cash dividend. Diamondback is committed to returning 75% of free cash flow to shareholders, using various methods including dividends and share repurchases, which it executed on as well during the year, repurchasing over five million shares. We maintained the Portfolio’s position in Diamondback as the company is a leader in low-cost operations, has a high free cash flow yield, and management is committed to maximizing returns for shareholders.

Specialty contractor Quanta Services Inc. was a top contributor for the year as the company delivered financial strength across its electric power, renewable energy, and underground utility infrastructure solutions business segments. We maintained the Portfolio’s position in Quanta Services as we believe that the company offers attractive opportunities for investors to gain exposure to long-term secular growth trends.

Stock selection contributed in the IT sector as the Portfolio’s positions in companies in the systems industry outperformed. ExlService Holdings Inc., a data analytics and digital operations and solutions company, outperformed during the Portfolio’s fiscal year. ExlService benefited from the digitization of back office and customer-facing technology, serving clients in the insurance, healthcare, travel, transportation, and logistics industries. The company grew revenues and earnings. Additionally, its operational excellence led to operating income margin expansion. We maintained the Portfolio’s position in ExlService as we believe the company is well positioned to expand its solutions to new and existing customers.

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Portfolio management reviews

Delaware Ivy VIP Smid Cap Core

In the software industry, shares of cyber-security analytics company Rapid7 Inc. underperformed during the fiscal year. Since we purchased Rapid7, it diversified its offerings to become a multi-pillar platform covering threat detection and response, cloud security, and vulnerability risk. Rapid7 delivered good financial results during the year. However, management noted its annualized recurring revenue (ARR) growth rate would slow below its historical level of about 20% on softening economic conditions. We maintained the Portfolio’s position in Rapid7 as the company has multiple product drivers to help it reach its 2025 free cash flow and ARR financial goals.

In the medical products industry, shares of contract development and manufacturing company Catalent Inc. underperformed. Catalent’s fiscal first quarter 2023 financial results were weaker than expected and the company reduced its financial guidance to reflect worsening economic conditions. We maintained the Portfolio’s position in Catalent as it has an impressive suite of products, is trading at a discounted valuation, and we believe that management has taken steps to position the company for organic growth.

The Portfolio’s position in multibrand specialty apparel retailer American Eagle Outfitters Inc. underperformed during the fiscal year. At the start of the period, we believed American Eagle would experience sales-growth pressure due to lapsing stimulus payments. At the same time, we believed management had established a competitive moat that would drive sustained growth longer term. The company reported weak results for its fiscal second quarter and indicated it expected continued weakness due to higher inventories and the need for more retail promotions. We exited the Portfolio’s position before the end of the fiscal year.

The Portfolio ended the year with the largest Portfolio overweights in the transportation, consumer discretionary, business services, and healthcare sectors. The largest sector underweights were in utilities, REITs, IT, and capital goods.

We believe that the current market and economic environment should continue to support active management. In our opinion, we can take advantage of market conditions that have created valuation disconnects. We continue to maintain our strategy of investing in companies that we believe have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams with the potential to deliver value to shareholders. We appreciate your confidence and look forward to serving your investment needs in the next fiscal year.

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Performance summaries (Unaudited)

Delaware Ivy VIP Asset Strategy

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year	Lifetime
Class I shares (commenced operations on April 28, 2017)	-14.54%	+2.61%	+4.57%	—	+5.97%
Class II shares (commenced operations on May 1, 1995)	-14.71%	+2.37%	+4.32%	+4.46%	—
MSCI ACWI Index (net)	-18.36%	+4.00%	+5.23%	+7.98%	—
MSCI ACWI Index (gross)	-17.96%	+4.49%	+5.75%	+8.54%	—

Returns reflect the reinvestment of all distributions. Please see page 24 for a description of the index.

As described in the Portfolio’s most recent prospectus, the net expense ratios for Class I and Class II shares of the Portfolio were 0.62% and 0.87%, respectively, while total operating expenses for Class I and Class II shares were 0.75% and 1.00%, respectively. The management fee for Class I and Class II shares was 0.70%, and the annual distribution and service (12b-1) fee for Class II shares was 0.25% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on overall performance.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

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Performance summaries (Unaudited)

Delaware Ivy VIP Asset Strategy

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfil their contractual obligations.

Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
MSCI ACWI Index (gross)	$10,000	$22,686
MSCI ACWI Index (net)	$10,000	$21,545
Delaware Ivy VIP Asset Strategy – Class II shares	$10,000	$15,465

The graph shows a $10,000 investment in Delaware Ivy VIP Asset Strategy Class II shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows a $10,000 investment in the MSCI ACWI Index for the period from December 31, 2012 through December 31, 2022.

The MSCI ACWI (All Country World Index) represents large- and mid-cap stocks across developed and emerging markets worldwide. The index covers approximately 85% of the global investable equity opportunity set. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Class I shares will vary due to different charges and expenses.

Past performance does not guarantee future results.

24

Performance summaries (Unaudited)

Delaware Ivy VIP Balanced

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year
Class II shares (commenced operations on May 3, 1994)	-16.11%	+3.55%	+5.57%	+7.05%
S&P 500 Index	-18.11%	+7.66%	+9.42%	+12.56%
Bloomberg US Aggregate Index	-13.01%	-2.71%	+0.02%	+1.06%

Returns reflect the reinvestment of all distributions. Please see page 26 for a description of each index.

As described in the Portfolio’s most recent prospectus, total operating expenses for Class II shares were 1.00%. The management fee was 0.70%, and the annual distribution and service (12b-1) fee was 0.25% of average daily net assets. The expense ratio may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratio in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratio.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

There is no guarantee that dividend paying stocks will continue to pay dividends.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

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Performance summaries (Unaudited)

Delaware Ivy VIP Balanced

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
S&P 500 Index	$10,000	$32,654
Delaware Ivy VIP Balanced – Class II shares	$10,000	$19,767
Bloomberg US Aggregate Index	$10,000	$11,108

The graph shows a $10,000 investment in Delaware Ivy VIP Balanced Class II shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows a $10,000 investment in the S&P 500 Index and the Bloomberg US Aggregate Index for the period from December 31, 2012 through December 31, 2022.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The Bloomberg US Aggregate Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

26

Performance summaries (Unaudited)

Delaware Ivy VIP Energy

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year	Lifetime
Class I shares (commenced operations on April 28, 2017)	+50.85%	+10.79%	-1.41%	—	-0.98%
Class II shares (commenced operations on May 1, 2006)	+50.42%	+10.50%	-1.66%	-0.39%	—
S&P 1500 Energy Sector Index	+63.77%	+18.92%	+8.35%	+5.16%	—

Returns reflect the reinvestment of all distributions. Please see page 28 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses for Class I and Class II shares were 0.97% and 1.22%, respectively. The management fee for Class I and Class II shares was 0.85%, and the annual distribution and service (12b-1) fee for Class II was 0.25% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Because the Portfolio invests more than 25% of its total assets in the energy related industry, the Portfolio may be more susceptible to a single economic, regulatory, or technological occurrence than a portfolio that does not concentrate its investments in this industry. Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

Investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental safety regulations.

The Portfolio may invest in initial public offerings (IPOs), which can have a significant positive impact on the Portfolio’s performance that may not be replicated in the future.

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Performance summaries (Unaudited)

Delaware Ivy VIP Energy

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
S&P 1500 Energy Sector Index	$10,000	$16,533
Delaware Ivy VIP Energy — Class II shares	$10,000	$ 9,615

The graph shows a $10,000 investment in Delaware Ivy VIP Energy Class II shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows a $10,000 investment in the S&P 1500 Energy Sector Index for the period from December 31, 2012 through December 31, 2022.

The S&P 1500 Energy Sector Index comprises those companies included in the S&P Composite 1500® that are classified as members of the GICS® Energy sector.

The S&P 500 Index, mentioned on page 5, measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Class I shares will vary due to different charges and expenses.

Past performance does not guarantee future results.

28

Performance summaries (Unaudited)

Delaware Ivy VIP Growth

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year
Class II shares (commenced operations on July 31, 1987)	-27.24%	+7.29%	+11.53%	+13.96%
Russell 1000 Growth Index	-29.14%	+7.79%	+10.96%	+14.10%

Returns reflect the reinvestment of all distributions. Please see page 30 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses for Class II shares were 0.99%. The management fee was 0.70%, and the annual distribution and service (12b-1) fee was 0.25% of average daily net assets. The expense ratio may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratio in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratio.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

“Non-diversified” investments may allocate more of their net assets to investments in single securities than “diversified” investments. Resulting adverse effects may subject these investments to greater risks and volatility.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

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Performance summaries (Unaudited)

Delaware Ivy VIP Growth

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
Russell 1000 Growth Index	$10,000	$37,397
Delaware Ivy VIP Growth — Class II shares	$10,000	$36,940

The graph shows a $10,000 investment in Delaware Ivy VIP Growth Class II shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows a $10,000 investment in the Russell 1000 Growth Index for the period from December 31, 2012 through December 31, 2022.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

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Performance summaries (Unaudited)

Delaware Ivy VIP High Income

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year	Lifetime
Class I shares (commenced operations on April 28, 2017)	-10.91%	+0.23%	+1.96%	—	+2.33%
Class II shares (commenced operations on July 13, 1987)	-11.12%*	-0.02%	+1.70%	+3.56%	—
ICE BofA US High Yield Constrained Index	-11.21%	-0.26%	+2.10%	+3.94%	—

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

Returns reflect the reinvestment of all distributions. Please see page 32 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses for Class I and Class II shares were 0.70% and 0.95%, respectively. The management fee for Class I and Class II shares was 0.61%, and the annual distribution and service (12b-1) fee for Class II was 0.25% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, noninvestment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

31

Performance summaries (Unaudited)

Delaware Ivy VIP High Income

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
ICE BofA US High Yield Constrained Index	$10,000	$14,715
Delaware Ivy VIP High Income — Class II shares	$10,000	$14,195

The graph shows a $10,000 investment in Delaware Ivy VIP High Income Class II shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows a $10,000 investment in the ICE BofA US High Yield Constrained Index for the period from December 31, 2012 through December 31, 2022.

The ICE BofA US High Yield Constrained Index tracks the performance of US dollar-denominated high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of the benchmark.

The US Consumer Price Index (CPI), mentioned on page 9, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Class I shares will vary due to different charges and expenses.

Past performance does not guarantee future results.

32

Performance summaries (Unaudited)

Delaware Ivy VIP International Core Equity

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year
Class II shares (commenced operations on May 1, 1992)	-14.32%*	+1.59%	+0.45%	+4.80%
MSCI ACWI ex USA Index (net)	-16.00%	+0.07%	+0.88%	+3.80%

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

Returns reflect the reinvestment of all distributions. Please see page 34 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses for Class II shares were 1.16%. The management fee was 0.85%, and the annual distribution and service (12b-1) fee was 0.25% of average daily net assets. The expense ratio may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratio in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratio.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus. Investments in variable products involve risk.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

33

Performance summaries (Unaudited)

Delaware Ivy VIP International Core Equity

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
Delaware Ivy VIP International Core Equity — Class II shares	$10,000	$15,984
MSCI ACWI ex USA Index (gross)	$10,000	$15,208
MSCI ACWI ex USA Index (net)	$10,000	$14,520

The graph shows a $10,000 investment in Delaware Ivy VIP International Core Equity Class II shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows a $10,000 investment in the MSCI ACWI ex USA Index for the period from December 31, 2012 through December 31, 2022.

The MSCI ACWI (All Country World Index) ex USA Index represents large- and mid-cap stocks across developed and emerging markets worldwide, excluding the United States. The index covers approximately 85% of the global investable equity opportunity set outside the United States. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

34

Performance summaries (Unaudited)

Delaware Ivy VIP Mid Cap Growth

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year	Lifetime
Class I shares (commenced operations on April 28, 2017)	-30.62%	+6.53%	+10.87%	—	+12.49%
Class II shares (commenced operations on April 28, 2005)	-30.78%	+6.27%	+10.59%	+11.39%	—
Russell Midcap Growth Index	-26.72%	+3.85%	+7.64%	+11.41%	—

Returns reflect the reinvestment of all distributions. Please see page 36 for a description of the index.

As described in the Portfolio’s most recent prospectus, the net expense ratio for Class I and Class II shares of the Portfolio were 0.85% and 1.10%, respectively, while total operating expenses for Class I and Class II shares were 0.89 and 1.14%, respectively. The management fee for Class I and Class II shares was 0.85%, and the annual distribution and service (12b-1) fee for Class II was 0.25% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

35

Performance summaries (Unaudited)

Delaware Ivy VIP Mid Cap Growth

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
Russell Midcap Growth Index	$10,000	$29,456
Delaware Ivy VIP Mid Cap Growth — Class II shares	$10,000	$29,419

The graph shows a $10,000 investment in Delaware Ivy VIP Mid Cap Growth Class II shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows a $10,000 investment in the Russell Midcap Growth Index for the period from December 31, 2012 through December 31, 2022.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap Value Index, mentioned on page 13, measures the performance of the mid-cap value segment of the US equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The Institute for Supply Management (ISM) Manufacturing and Non-Manufacturing New Orders Index, mentioned on page 14, monitors new order volume based on the ISM's surveys of manufacturing and non-manufacturing firms.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Class I shares will vary due to different charges and expenses.

Past performance does not guarantee future results.

36

Performance summaries (Unaudited)

Delaware Ivy VIP Natural Resources

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year
Class II shares (commenced operations on April 28, 2005)	+17.72%	+9.49%	+1.98%	+0.23%
S&P North American Natural Resources Sector Index	+34.07%	+14.97%	+7.13%	+4.05%

Returns reflect the reinvestment of all distributions. Please see page 38 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses for Class II shares were 1.21%. The management fee was 0.85%, and the annual distribution and service (12b-1) fee was 0.25% of average daily net assets. The expense ratio may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratio in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratio.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus. Investments in variable products involve risk.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Because the Portfolio invests significantly in natural resources securities, there is the risk that the Portfolio will perform poorly during a downturn in the natural resource sector.

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfil their contractual obligations.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

37

Performance summaries (Unaudited)

Delaware Ivy VIP Natural Resources

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
S&P North American Natural Resources Sector Index	$10,000	$14,878
Delaware Ivy VIP Natural Resources – Class II shares	$10,000	$10,229

The graph shows a $10,000 investment in Delaware Ivy VIP Natural Resources Class II shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows a $10,000 investment in the S&P North American Natural Resources Sector Index for the period from December 31, 2012 through December 31, 2022.

The S&P North American Natural Resources Sector Index provides investors with a benchmark that represents US traded securities that are classified under the GICS® energy and materials sector, excluding the chemicals industry and steel subindustry.

The S&P 500 Index, mentioned on page 15, measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

The S&P 500 Energy Index, mentioned on page 15, comprises those companies in the S&P 500 Index that are classified as members of the GICS® energy sector.

The S&P Global Natural Resources Index, mentioned on page 15, includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy, and metals and mining. The “net total return” index reinvests regular cash dividends after the deduction of applicable withholding taxes.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

38

Performance summaries (Unaudited)

Delaware Ivy VIP Science and Technology

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year	Lifetime
Class I shares (commenced operations on April 28, 2017)	-31.67%	+2.30%	+8.80%	—	+10.77%
Class II shares (commenced operations on April 4, 1997)	-31.83%	+2.05%	+8.53%	+12.18%	—
S&P North American Technology Sector Index	-35.36%	+5.85%	+11.73%	+16.60%	—

Returns reflect the reinvestment of all distributions. Please see page 40 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses for Class I and Class II shares were 0.89% and 1.14%, respectively. The management fee for Class I and Class II shares was 0.85%, and the annual distribution and service (12b-1) fee for Class II was 0.25% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus. Investments in variable products involve risk.

Because the Fund invests more than 25% of its total assets in the science and technology industry, the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry.

“Non-diversified” investments may allocate more of their net assets to investments in single securities than “diversified” investments. Resulting adverse effects may subject these investments to greater risks and volatility.

Investment risks associated with investing in science and technology securities, in addition to other risks, include: operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and obsolescence of existing technology.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

39

Performance summaries (Unaudited)

Delaware Ivy VIP Science and Technology

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
S&P North American Technology Sector Index	$10,000	$46,444
Delaware Ivy VIP Science and Technology — Class II shares	$10,000	$31,566

The graph shows a $10,000 investment in Delaware Ivy VIP Science and Technology Class II shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows a $10,000 investment in the S&P North American Technology Sector Index for the period from December 31, 2012 through December 31, 2022.

The S&P North American Technology Sector Index provides investors with a benchmark that represents US securities classified under the GICS® information technology sector as well as the internet and direct marketing retail, interactive home entertainment, and interactive media and services subindustries.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Class I shares will vary due to different charges and expenses.

Past performance does not guarantee future results.

40

Performance summaries (Unaudited)

Delaware Ivy VIP Small Cap Growth

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year	Lifetime
Class I shares (commenced operations on November 2, 2018)	-26.61%	+1.83%	—	—	+3.33%
Class II shares (commenced operations on May 3, 1994)	-26.83%	+1.56%	+4.38%	+8.83%	—
Russell 2000 Growth Index	-26.36%	+0.65%	+3.51%	+9.20%	—

Returns reflect the reinvestment of all distributions. Please see page 42 for a description of the index.

As described in the Portfolio’s most recent prospectus, the net expense ratios for Class I and Class II shares of the Portfolio were 0.89% and 1.14%, respectively, while total operating expenses for Class I and Class II shares were 0.90% and 1.15%, respectively. The management fee for Class I and Class II shares was 0.85%, and the annual distribution and service (12b-1) fee for Class II was 0.25% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The Portfolio may invest in initial public offerings (IPOs), which can have a significant positive impact on the Portfolio’s performance that may not be replicated in the future.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

41

Performance summaries (Unaudited)

Delaware Ivy VIP Small Cap Growth

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
Russell 2000 Growth Index	$10,000	$24,112
Delaware Ivy VIP Small Cap Growth – Class II shares	$10,000	$23,297

The graph shows a $10,000 investment in Delaware Ivy VIP Small Cap Growth Class II shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows a $10,000 investment in the Russell 2000 Growth Index for the period from December 31, 2012 through December 31, 2022.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index, mentioned on page 19, measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Class I shares will vary due to different charges and expenses.

Past performance does not guarantee future results.

42

Performance summaries (Unaudited)

Delaware Ivy VIP Smid Cap Core

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year
Class II shares (commenced operations on October 1, 1997)	-14.84%	+3.25%	+4.14%	+9.25%
Russell 2500 Index	-18.37%	+5.00%	+5.89%	+10.03%

Returns reflect the reinvestment of all distributions. Please see page 44 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses for Class II shares were 1.17%. The management fee was 0.85%, and the annual distribution and service (12b-1) fee was 0.25% of average daily net assets. The expense ratio may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratio in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratio.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

43

Performance summaries (Unaudited)

Delaware Ivy VIP Smid Cap Core

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
Russell 2500 Index	$10,000	$26,003
Delaware Ivy VIP Smid Cap Core – Class II shares	$10,000	$24,233

The graph shows a $10,000 investment in Delaware Ivy VIP Smid Cap Core Class II shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows a $10,000 investment in the Russell 2500 Index for the period from December 31, 2012 through December 31, 2022.

The Russell 2500 Index measures the performance of the small- to mid-cap segment of the US equity universe. The Russell 2500 Index is a subset of the Russell 3000® Index, representing approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2500 Growth Index, mentioned on page 21, measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500 Value Index, mentioned on page 21, measures the performance of the small- to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Index, mentioned on page 21, measures the performance of the small-cap segment of the US equity universe.

The Russell 1000 Index, mentioned on page 21, measures the performance of the large-cap segment of the US equity universe.

The Purchasing Managers’ Index (PMI), mentioned on page 21, is an indicator of the economic health of the manufacturing sector. A PMI reading above 50% indicates that the manufacturing economy is generally expanding; below 50% indicates that it is generally contracting.

The US Consumer Price Index (CPI), mentioned on page 21, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

The Conference Board Consumer Confidence Index, mentioned on page 21, is a barometer of the health of the US economy from the perspective of the consumer. The index is based on consumers’ perceptions of current business and employment conditions, as well as their expectations for six months hence regarding business conditions, employment, and income. The resulting relative value is then used as an "index value" and compared against each respective monthly value for 1985. In that year, the result of the index was arbitrarily set at 100, representing it as the index benchmark.

The NFIB Small Business Optimism Index, mentioned on page 21, is a survey asking small business owners a battery of questions related to their expectations for the future and their plans to hire, build inventory, borrow, and expand.

44

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

45

Disclosure of Portfolio expenses

For the six-month period from July 1, 2022 to December 31, 2022 (Unaudited)

As a shareholder of the Portfolio, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2022 to December 31, 2022.

Actual expenses

The first section of the tables shown, “Actual Portfolio return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Portfolios' expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Ivy VIP Asset Strategy
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Portfolio return†
Class I	$1,000.00	$1,023.70	0.72%	$3.67
Class II	1,000.00	1,022.40	0.89%	4.54
Hypothetical 5% return (5% return before expenses)
Class I	$1,000.00	$1,021.58	0.72%	$3.67
Class II	1,000.00	1,020.72	0.89%	4.53

Delaware Ivy VIP Balanced
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Portfolio return†
Class II	$1,000.00	$1,012.90	1.11%	$5.63
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,019.61	1.11%	$5.65

46

Delaware Ivy VIP Energy
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Portfolio return†
Class I	$1,000.00	$1,180.10	1.00%	$5.50
Class II	1,000.00	1,178.30	1.25%	6.86
Hypothetical 5% return (5% return before expenses)
Class I	$1,000.00	$1,020.16	1.00%	$5.09
Class II	1,000.00	1,018.90	1.25%	6.36

Delaware Ivy VIP Growth
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Portfolio return†
Class II	$1,000.00	$ 997.70	1.00%	$5.04
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,020.16	1.00%	$5.09

Delaware Ivy VIP High Income
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Portfolio return†
Class I	$1,000.00	$1,036.60	0.71%	$3.64
Class II	1,000.00	1,033.60	0.96%	4.92
Hypothetical 5% return (5% return before expenses)
Class I	$1,000.00	$1,021.63	0.71%	$3.62
Class II	1,000.00	1,020.37	0.96%	4.89

Delaware Ivy VIP International Core
Equity Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Portfolio return†
Class II	$1,000.00	$1,043.10	1.19%	$6.13
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,019.21	1.19%	$6.06

Delaware Ivy VIP Mid Cap Growth
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Portfolio return†
Class I	$1,000.00	$1,033.70	0.85%	$4.36
Class II	1,000.00	1,032.40	1.10%	5.64
Hypothetical 5% return (5% return before expenses)
Class I	$1,000.00	$1,020.92	0.85%	$4.33
Class II	1,000.00	1,019.66	1.10%	5.60

Delaware Ivy VIP Natural Resources
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Portfolio return†
Class II	$1,000.00	$1,135.40	1.34%	$7.21
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,018.45	1.34%	$6.82

47

Disclosure of Portfolio expenses

Delaware Ivy VIP Science and Technology
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Portfolio return†
Class I	$1,000.00	$ 996.40	0.88%	$4.43
Class II	1,000.00	995.10	1.13%	5.68
Hypothetical 5% return (5% return before expenses)
Class I	$1,000.00	$1,020.77	0.88%	$4.48
Class II	1,000.00	1,019.51	1.13%	5.75

Delaware Ivy VIP Small Cap Growth
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Portfolio return†
Class I	$1,000.00	$1,003.60	0.89%	$4.49
Class II	1,000.00	1,002.40	1.14%	5.75
Hypothetical 5% return (5% return before expenses)
Class I	$1,000.00	$1,020.72	0.89%	$4.53
Class II	1,000.00	1,019.46	1.14%	5.80

Delaware Ivy VIP Smid Cap Core
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Portfolio return†
Class II	$1,000.00	$1,061.80	1.25%	$6.50
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,018.90	1.25%	$6.36

*“Expenses Paid During Period” are equal to the relevant Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Portfolios’ expenses reflected above and on the previous pages, each Portfolio also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), including exchange-traded funds in which it invests. The tables above and on the previous pages do not reflect the expenses of any applicable Underlying Funds.

48

Security type / sector allocations and top 10 equity holdings

Delaware Ivy VIP Asset Strategy As of

December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	0.16%
Agency Commercial Mortgage-Backed Securities	0.82%
Agency Mortgage-Backed Securities	8.11%
Convertible Bonds	0.18%
Corporate Bonds	11.06%
Banking	2.74%
Basic Industry	0.32%
Brokerage	0.09%
Capital Goods	0.47%
Communications	1.66%
Consumer Cyclical	0.77%
Consumer Non-Cyclical	0.96%
Consumer Staples	0.11%
Electric	1.28%
Energy	0.47%
Finance Companies	0.62%
Insurance	0.37%
Natural Gas	0.11%
Real Estate Investment Trusts	0.07%
Technology	0.98%
Transportation	0.04%
Non-Agency Commercial Mortgage-Backed Security	0.00%
Sovereign Bonds	0.14%
US Treasury Obligations	13.86%
Common Stocks	56.65%
Communication Services	4.09%
Consumer Discretionary	7.42%
Consumer Staples	4.20%
Energy	3.84%
Financials	7.39%
Healthcare	9.58%
Industrials	6.62%
Information Technology	11.66%
Materials	0.50%
Utilities	1.35%
Exchange-Traded Funds	2.80%
Bullion	4.66%
Short-Term Investments	1.44%
Securities Lending Collateral	2.44%
Total Value of Securities	102.32%
Obligation to Return Securities Lending Collateral	(2.44%)
Receivables and Other Assets Net of Liabilities	0.12%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft	1.45%
UnitedHealth Group	1.40%
Deutsche Telekom	1.37%
ORIX	1.35%
Mastercard Class A	1.34%
ConocoPhillips	1.32%
Canadian Natural Resources	1.31%
Larsen & Toubro	1.21%
Procter & Gamble	1.20%
Genmab	1.18%

49

Security type / sector allocations and top 10 equity holdings

Delaware Ivy VIP Balanced

As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	0.47%
Agency Mortgage-Backed Securities	8.43%
Convertible Bonds	0.05%
Corporate Bonds	11.27%
Banking	1.86%
Basic Industry	0.15%
Brokerage	0.52%
Capital Goods	0.52%
Communications	1.69%
Consumer Cyclical	0.64%
Consumer Non-Cyclical	1.09%
Electric	1.19%
Energy	0.50%
Finance Companies	0.28%
Insurance	0.57%
Natural Gas	0.11%
Real Estate Investment Trusts	0.29%
Technology	1.67%
Transportation	0.19%
Non-Agency Commercial Mortgage-Backed Securities	2.87%
US Treasury Obligations	16.03%
Common Stocks	55.43%
Communications	2.73%
Consumer Discretionary	3.63%
Consumer Staples	2.40%
Energy	2.20%
Financials	10.39%
Healthcare	8.81%
Industrials	7.27%
Information Technology	13.35%
Materials	2.74%
Utilities	1.91%
Exchange-Traded Funds	3.03%
Short-Term Investments	2.55%
Securities Lending Collateral	0.72%
Total Value of Securities	100.85%
Obligation to Return Securities Lending Collateral	(0.72%)
Liabilities Net of Receivables and Other Assets	(0.13%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft	4.37%
UnitedHealth Group	3.26%
NextEra Energy	1.91%
United Rentals	1.90%
Progressive	1.71%
Apple	1.64%
Linde	1.64%
HCA Healthcare	1.51%
TE Connectivity	1.50%
Microchip Technology	1.49%

50

Security type / sector allocations and top 10 equity holdings

Delaware Ivy VIP Energy

As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Common Stocks	95.23%
Consumer Discretionary	0.49%
Consumer Staples	2.12%
Energy*	88.87%
Financials	0.50%
Industrials	3.25%
Master Limited Partnerships	2.02%
Short-Term Investments	2.71%
Securities Lending Collateral	1.86%
Total Value of Securities	101.82%
Obligation to Return Securities Lending Collateral	(1.86%)
Receivables and Other Assets Net of Liabilities	0.04%
Total Net Assets	100.00%

*To monitor compliance with the Portfolio’s concentration guidelines as described in the Portfolio’s Prospectus and Statement of Additional Information, the Energy sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Energy sector consisted of Coal, Energy-Alternative Sources, Oil Component-Exploration & Production, Oil Company-Integrated, Oil Refining & Marketing, Oil & Gas Drilling, Oil- Field Services, Oil-US Royalty Trusts, and Pipelines. As of December 31, 2022, such amounts, as a percentage of total net assets, were 1.23%, 1.38%, 55.18%, 8.55%, 7.85%, 4.22%, 5.01%, 3.36%, and 2.09%, respectively. The percentage in any such single industry will comply with the Portfolio’s concentration policy even if the percentages in the Energy sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Shell	6.90%
ConocoPhillips	6.21%
Denbury	6.16%
EOG Resources	6.14%
Chord Energy	6.04%
Chesapeake Energy	5.61%
Schlumberger	5.01%
Tourmaline Oil	4.60%
Valero Energy	4.40%
Occidental Petroleum	4.39%

51

Security type / sector allocations and top 10 equity holdings

Delaware Ivy VIP Growth

As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Common Stocks	99.61%
Communication Services	8.98%
Consumer Discretionary	12.92%
Consumer Staples	3.62%
Financials	4.87%
Healthcare	10.73%
Industrials	10.30%
Information Technology*	48.19%
Short-Term Investments	0.34%
Total Value of Securities	99.95%
Receivables and Other Assets Net of Liabilities	0.05%
Total Net Assets	100.00%

*To monitor compliance with the Portfolio’s concentration guidelines as described in the Portfolio’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Commercial Services, Computers, Diversified Financial Services, Internet, Semiconductors, Software and Telecommunications. As of December 31, 2022, such amounts, as a percentage of total net assets, were 0.92%, 7.94%, 5.93%, 4.79%, 2.68%, 21.03% and 4.90%, respectively. The percentage in any such single industry will comply with the Portfolio’s concentration policy even if the percentages in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft	12.42%
Apple	7.94%
Visa Class A	5.93%
Alphabet Class A	5.09%
Motorola Solutions	4.90%
VeriSign	4.79%
Amazon.com	4.73%
UnitedHealth Group	4.27%
CoStar Group	4.25%
Coca-Cola	3.38%

52

Security type / sector allocations

Delaware Ivy VIP High Income

As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Convertible Bonds	1.14%
Corporate Bonds	70.32%
Automotive	0.77%
Banking	0.43%
Basic Industry	2.92%
Capital Goods	3.36%
Communications	6.82%
Consumer Goods	1.64%
Energy	11.41%
Financial Services	3.46%
Healthcare	5.99%
Insurance	3.23%
Leisure	5.38%
Media	9.00%
Retail	3.31%
Services	4.62%
Technology & Electronics	3.11%
Transportation	2.52%
Utilities	2.35%
Municipal Bonds	0.51%
Loan Agreements	10.42%
Common Stocks	2.06%
Basic Industry	0.39%
Consumer Goods	0.00%
Energy	0.23%
Leisure	1.11%
Retail	0.05%
Services	0.28%
Utilities	0.00%
Preferred Stock	0.02%
Exchange-Traded Funds	4.00%
Warrants	0.01%
Short-Term Investments	9.55%
Securities Lending Collateral	4.82%
Total Value of Securities	102.85%
Obligation to Return Securities Lending Collateral	(4.82%)
Receivables and Other Assets Net of Liabilities	1.97%
Total Net Assets	100.00%

53

Security type / country and sector allocations

Delaware Ivy VIP International Core Equity

As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / country	Percentage of net assets
Common Stocks by Country	97.16%
Australia	1.46%
Austria	1.01%
Brazil	3.21%
Canada	5.87%
China	5.15%
China/Hong Kong	6.67%
Denmark	4.69%
France	13.73%
Germany	11.42%
Hong Kong	1.82%
India	3.59%
Japan	10.12%
Netherlands	4.98%
Norway	1.02%
Republic of Korea	3.70%
Spain	1.78%
Switzerland	1.90%
Taiwan	1.88%
United Kingdom	8.32%
United States	4.84%
Short-Term Investments	0.66%
Securities Lending Collateral	1.54%
Total Value of Securities	99.36%
Obligation to Return Securities Lending Collateral	(1.54%)
Receivables and Other Assets Net of Liabilities	2.18%
Total Net Assets	100.00%

Common stocks by sector	Percentage of net assets
Communication Services	4.09%
Consumer Discretionary	16.07%
Consumer Staples	9.04%
Energy	10.36%
Financials	17.82%
Healthcare	10.08%
Industrials	14.62%
Information Technology	7.73%
Materials	3.70%
Utilities	3.65%
Total	97.16%

54

Security type / sector allocations and top 10 equity holdings

Delaware Ivy VIP Mid Cap Growth

As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Common Stocks	97.95%
Communication Services	7.05%
Consumer Discretionary	14.69%
Consumer Staples	1.36%
Financials	6.88%
Healthcare	18.50%
Industrials	16.13%
Information Technology*	32.49%
Materials	0.85%
Short-Term Investments	2.21%
Securities Lending Collateral	0.04%
Total Value of Securities	100.20%
Obligation to Return Securities Lending Collateral	(0.04%)
Liabilities Net of Receivables and Other Assets	(0.16%)
Total Net Assets	100.00%

*To monitor compliance with the Portfolio's concentration guidelines as described in the Portfolio's Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Computers, Electrical Components & Equipment, Electronics, Office & Business Equipment, Semiconductors, Software, and Telecommunications. As of December 31, 2022, such amounts, as a percentage of total net assets, were 2.24%, 3.64%, 5.14%, 0.70%, 8.94%, 9.89%, and 1.94%, respectively. The percentage in any such single industry will comply with the Portfolio's concentration policy even if the percentages in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
CoStar Group	4.72%
Dexcom	3.92%
MarketAxess Holdings	3.05%
Monolithic Power Systems	2.76%
Pinterest Class A	2.55%
Microchip Technology	2.36%
BorgWarner	2.31%
HEICO Class A	2.23%
Keysight Technologies	2.23%
Chipotle Mexican Grill	2.22%

55

Security type / sector allocations and top 10 equity holdings

Delaware Ivy VIP Natural Resources

As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Closed-Ended Trust	3.19%
Common Stocks	95.35%
Basic Industry*	27.69%
Consumer Discretionary	0.50%
Consumer Staples	7.59%
Energy*	43.17%
Financials	0.52%
Industrials	5.46%
Materials	8.39%
Real Estate Investment Trusts	2.03%
Short-Term Investments	1.45%
Securities Lending Collateral	3.52%
Total Value of Securities	103.51%
Obligation to Return Securities Lending Collateral	(3.52%)
Receivables and Other Assets Net of Liabilities	0.01%
Total Net Assets	100.00%

*To monitor compliance with the Portfolio’s concentration guidelines as described in the Portfolio’s Prospectus and Statement of Additional Information, the Basic Industry and Energy sectors (as disclosed herein for financial reporting purposes) are subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Basic Industry sector consisted of Agricultural Chemicals, Gold Mining, Metal-Copper, Platinum, and Precious Metals. As of December 31, 2022, such amounts, as a percentage of total net assets, were 6.06%, 5.56%, 8.65%, 3.56%, and 3.86%, respectively. The Energy sector consisted of Energy-Alternative Sources, Oil Component-Exploration & Production, Oil Company-Integrated, Oil Refining & Marketing, Oil & Gas Drilling, Oil- Field Services, and Oil-US Royalty Trusts. As of December 31, 2022, such amounts, as a percentage of total net assets, were 1.24%, 22.98%, 3.95%, 4.58%, 2.48%, 4.26%, and 3.68%, respectively. The percentage in any such single industry will comply with the Portfolio’s concentration policy even if the percentages in the Basic Industry and Energy sectors for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Valero Energy	4.58%
Chesapeake Energy	4.37%
Denbury	4.29%
Schlumberger	4.26%
Newmont	4.09%
Shell	3.95%
Wheaton Precious Metals	3.87%
Freeport-McMoRan	3.68%
Kimbell Royalty Partners	3.68%
Anglo American	3.56%

56

Security type / sector allocations and top 10 equity holdings

Delaware Ivy VIP Science and Technology

As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Common Stocks	95.48%
Communication Services	13.12%
Consumer Discretionary	9.13%
Healthcare	7.74%
Industrials	2.11%
Information Technology*	63.38%
Short-Term Investments	4.60%
Securities Lending Collateral	0.15%
Total Value of Securities	100.23%
Obligation to Return Securities Lending Collateral	(0.15%)
Liabilities Net of Receivables and Other Assets	(0.08%)
Total Net Assets	100.00%

*To monitor compliance with the Portfolio's concentration guidelines as described in the Portfolio's Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Commercial Services, Computers, Diversified Financial Services, Electronics, Internet, Office & Business Equipment, Semiconductors, and Software. As of December 31, 2022, such amounts, as a percentage of total net assets, were 2.79%, 8.76%, 2.60%, 4.64%, 3.76%, 2.39%, 23.70%, and 14.74%, respectively. The percentage in any such single industry will comply with the Portfolio's concentration policy even if the percentages in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft	7.14%
ASML Holding	4.49%
Amazon.com	4.33%
T-Mobile US	4.04%
Apple	3.82%
Amphenol Class A	3.44%
Pinterest Class A	3.28%
VeriSign	3.25%
Microchip Technology	3.14%
Analog Devices	3.10%

57

Security type / sector allocations and top 10 equity holdings

Delaware Ivy VIP Small Cap Growth

As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Common Stocks	97.14%
Communication Services	1.55%
Consumer Discretionary	13.92%
Consumer Staples	5.48%
Energy	5.85%
Financials	4.49%
Healthcare	21.32%
Industrials	18.76%
Information Technology	23.51%
Materials	1.47%
Real Estate	0.79%
Short-Term Investments	3.01%
Securities Lending Collateral	0.09%
Total Value of Securities	100.24%
Obligation to Return Securities Lending Collateral	(0.09%)
Liabilities Net of Receivables and Other Assets	(0.15%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
BJ's Wholesale Club Holdings	2.85%
Allegro MicroSystems	2.75%
Visteon	2.34%
Red Rock Resorts Class A	2.32%
Marriott Vacations Worldwide	2.25%
Kinsale Capital Group	2.13%
Cactus Class A	2.12%
Paycor HCM	2.00%
Inmode	1.98%
Progyny	1.97%

58

Security type / sector allocations and top 10 equity holdings

Delaware Ivy VIP Smid Cap Core

As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Common Stocks	98.22%
Basic Materials	7.88%
Business Services	5.44%
Capital Goods	10.78%
Consumer Discretionary	5.78%
Consumer Services	2.21%
Consumer Staples	3.19%
Credit Cyclicals	3.11%
Energy	5.33%
Financials	15.52%
Healthcare	13.05%
Media	1.79%
Real Estate Investment Trusts	6.39%
Technology	12.77%
Transportation	3.07%
Utilities	1.91%
Short-Term Investments	1.92%
Total Value of Securities	100.14%
Liabilities Net of Receivables and Other Assets	(0.14%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Liberty Energy	2.24%
Chesapeake Energy	1.77%
Reliance Steel & Aluminum	1.67%
WillScot Mobile Mini Holdings	1.48%
ExlService Holdings	1.46%
Quanta Services	1.45%
Huntsman	1.43%
Casey's General Stores	1.38%
Primerica	1.38%
Reinsurance Group of America	1.36%

59

Consolidated schedules of investments

Delaware Ivy VIP Asset Strategy December 31, 2022

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 0.16%
Fannie Mae REMI`Cs
Series 2015-18 NS 1.731% (6.12% minus LIBOR01M, Cap 6.12%) 4/25/45 Σ, •	1,076,900	$115,261
Series 2015-37 SB 1.231% (5.62% minus LIBOR01M, Cap 5.62%) 6/25/45 Σ, •	2,271,350	183,012
Series 2016-48 US 1.711% (6.10% minus LIBOR01M, Cap 6.10%) 8/25/46 Σ, •	2,654,113	198,202
Series 2017-33 AI 4.50% 5/25/47 Σ	1,082,384	167,218
Series 2019-13 IP 5.00% 3/25/49 Σ	730,527	147,829
Series 4740 SB 1.832% (6.15% minus LIBOR01M, Cap 6.15%) 11/15/47 Σ, •	1,079,533	111,001

Total Agency Collateralized Mortgage Obligations (cost $1,550,808)		922,523

Agency Commercial Mortgage-Backed Securities — 0.82%
Fannie Mae
Series 2017-M2 A2 2.759% 2/25/27 •	1,449,932	1,364,592
Freddie Mac Multifamily Structured Pass Through Certificates
Series K103 X1 0.758% 11/25/29 •	2,019,727	71,320
Series K115 X1 1.429% 6/25/30 •	1,792,693	136,711
FREMF Mortgage Trust
Series 2016-K60 B 144A 3.543% 12/25/49 #, •	2,751,000	2,517,132
Series 2018-K73 B 144A 3.854% 2/25/51 #, •	600,000	544,263
Total Agency Commercial Mortgage-Backed Securities (cost $5,355,368)		4,634,018

Agency Mortgage-Backed Securities — 8.11%
Fannie Mae S.F. 15 yr
2.50% 4/1/36	2,128,466	1,953,122
Fannie Mae S.F. 30 yr
2.00% 4/1/51	3,938,375	3,215,712
2.00% 10/1/51	3,389,123	2,762,107
2.50% 7/1/50	3,697,392	3,160,296
3.00% 8/1/50	754,412	669,588
3.00% 12/1/51	1,010,060	892,296
3.50% 8/1/48	3,960,228	3,676,673
Fannie Mae S.F. 30 yr
4.00% 3/1/47	1,848,842	1,770,957
4.50% 9/1/52	1,252,353	1,205,924
5.00% 6/1/52	934,607	921,682
5.00% 9/1/52	1,959,222	1,932,128
5.50% 10/1/52	1,425,214	1,430,042
5.50% 11/1/52	918,427	929,057
5.50% 12/1/52	1,028,911	1,031,673
6.00% 12/1/52	1,105,886	1,122,545
Fannie Mae S.F. 30 yr TBA
5.50% 1/1/53	1,147,000	1,149,829
Freddie Mac S.F. 30 yr
2.00% 3/1/52	1,569,553	1,277,996
2.50% 1/1/51	1,094,902	939,219
2.50% 1/1/52	1,530,347	1,299,324
3.00% 2/1/52	3,075,533	2,700,246
3.50% 6/1/47	1,531,718	1,420,560
4.00% 8/1/52	956,907	902,589
4.50% 9/1/52	1,564,107	1,506,991
5.00% 7/1/52	1,175,687	1,159,428
5.50% 9/1/52	1,011,087	1,021,094
5.50% 11/1/52	1,191,418	1,196,686
GNMA II S.F. 30 yr
3.00% 12/20/51	524,714	468,846
3.50% 6/20/50	3,795,081	3,521,135
5.00% 9/20/52	728,082	721,630
Total Agency Mortgage-Backed Securities (cost $49,427,989)		45,959,375

Convertible Bonds — 0.18%
Liberty Broadband 144A 2.75% exercise price $857.56, maturity date 9/30/50 #	38,000	37,105
Liberty Broadband 144A 1.25% exercise price $900.01, maturity date 9/30/50 #	999,000	969,030
Total Convertible Bonds (cost $989,126)		1,006,135

Corporate Bonds — 11.06%
Banking — 2.74%
Bank of America
2.676% 6/19/41 µ	290,000	196,127
4.375% 1/27/27 µ, Ψ	45,000	38,224
5.015% 7/22/33 µ	445,000	423,794
6.204% 11/10/28 µ	290,000	299,938
Bank of New York Mellon
5.802% 10/25/28 µ	179,000	185,417
5.834% 10/25/33 µ	375,000	389,935
Barclays 7.325% 11/2/26 µ	200,000	207,379

60

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
Citigroup
1.122% 1/28/27 µ	2,500,000	$2,181,382
3.07% 2/24/28 µ	115,000	103,840
5.61% 9/29/26 µ	100,000	100,533
Citizens Bank 6.064% 10/24/25 µ	750,000	758,993
Credit Suisse Group 144A 6.442% 8/11/28 #, µ	655,000	597,467
Fifth Third Bancorp
4.337% 4/25/33 µ	430,000	394,100
6.361% 10/27/28 µ	295,000	304,046
Fifth Third Bank 5.852% 10/27/25 µ	250,000	252,704
Goldman Sachs Group
1.542% 9/10/27 µ	570,000	492,415
3.102% 2/24/33 µ	45,000	36,656
Huntington National Bank
4.552% 5/17/28 µ	255,000	246,442
5.65% 1/10/30	250,000	252,501
JPMorgan Chase & Co.
1.953% 2/4/32 µ	165,000	126,593
4.851% 7/25/28 µ	490,000	478,448
KeyBank 5.85% 11/15/27	80,000	82,717
KeyCorp 4.789% 6/1/33 *, µ	914,000	865,666
Morgan Stanley
1.928% 4/28/32 µ	625,000	473,039
2.484% 9/16/36 µ	1,500,000	1,091,085
6.138% 10/16/26 µ	135,000	138,027
6.296% 10/18/28 µ	165,000	170,623
6.342% 10/18/33 µ	110,000	115,610
PNC Financial Services Group
5.671% 10/28/25 µ	195,000	197,215
6.20% 9/15/27 µ, Ψ	160,000	156,760
State Street
2.203% 2/7/28 µ	140,000	125,962
5.751% 11/4/26 µ	45,000	46,113
5.82% 11/4/28 µ	30,000	31,035
SVB Financial Group 4.57% 4/29/33 *, µ	520,000	461,503
Toronto-Dominion Bank 4.108% 6/8/27 *	495,000	479,290
Truist Financial 6.123% 10/28/33 *, µ	117,000	123,476
UniCredit 144A 5.459% 6/30/35 #, µ	1,000,000	814,409
US Bancorp
2.491% 11/3/36 µ	1,245,000	950,395
5.727% 10/21/26 µ	135,000	137,646
Wells Fargo & Co. 4.808% 7/25/28 µ	995,000	973,452
		15,500,957
Basic Industry — 0.32%
Celanese US Holdings 6.05% 3/15/25	400,000	398,782
Newmont 2.60% 7/15/32 *	75,000	59,912
Sherwin-Williams 2.90% 3/15/52	710,000	445,140
Suzano Austria 2.50% 9/15/28	600,000	505,686
Westlake 3.125% 8/15/51	690,000	427,620
		1,837,140
Brokerage — 0.09%
Jefferies Financial Group 2.625% 10/15/31	630,000	482,098
		482,098
Capital Goods — 0.47%
Aeropuerto Internacional de Tocumen 144A 4.00% 8/11/41 #	500,000	412,716
Boeing
4.875% 5/1/25	393,000	390,345
5.805% 5/1/50	429,000	399,944
Eaton 4.15% 3/15/33	300,000	279,834
Lockheed Martin
3.90% 6/15/32	145,000	137,076
4.15% 6/15/53	125,000	106,729
Standard Industries 144A 4.375% 7/15/30 #	1,173,000	958,352
		2,684,996
Communications — 1.66% AT&T
2.25% 2/1/32 *	1,500,000	1,179,625
3.65% 6/1/51	2,653,000	1,880,529
Charter Communications Operating 3.85% 4/1/61	1,625,000	945,558
Comcast 1.50% 2/15/31	2,000,000	1,562,032
Crown Castle
1.05% 7/15/26	490,000	423,960
2.10% 4/1/31	555,000	438,758
Empresa Nacional de Telecomunicaciones 144A 3.05% 9/14/32 #	500,000	398,222
Verizon Communications
1.50% 9/18/30 *	3,000,000	2,339,239
2.875% 11/20/50	135,000	85,220
Warnermedia Holdings 144A 5.141% 3/15/52 #	175,000	127,895
		9,381,038

61

Consolidated schedules of investments

Delaware Ivy VIP Asset Strategy

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical — 0.77%
Alibaba Group Holding 2.125% 2/9/31 *	500,000	$399,286
Amazon.com
1.50% 6/3/30	654,000	527,016
2.50% 6/3/50	753,000	477,991
3.60% 4/13/32	170,000	156,074
Aptiv 3.10% 12/1/51	595,000	353,935
Carnival 144A 4.00% 8/1/28 #	550,000	449,548
Home Depot 1.875% 9/15/31	1,000,000	801,700
Sands China 2.80% 3/8/27	1,000,000	857,790
VICI Properties 4.95% 2/15/30	370,000	352,709
		4,376,049
Consumer Non-Cyclical — 0.96%
AbbVie 3.20% 11/21/29	2,000,000	1,807,503
CVS Health
1.30% 8/21/27	2,000,000	1,696,373
2.70% 8/21/40	655,000	454,968
4.78% 3/25/38	215,000	196,709
GE HealthCare Technologies
144A 5.60% 11/15/25 #	115,000	115,832
144A 5.65% 11/15/27 #	115,000	116,547
JBS USA LUX 144A 3.00% 2/2/29 #	225,000	186,708
Nestle Holdings 144A 1.875% 9/14/31 #, *	1,000,000	807,453
Zoetis 5.40% 11/14/25	65,000	66,369
		5,448,462
Consumer Staples — 0.11%
COTA Series D 144A 4.896% 10/2/23 #, <<, =	3,642,397	637,419
		637,419
Electric — 1.28%
Appalachian Power 4.50% 8/1/32	540,000	505,092
Berkshire Hathaway Energy 2.85% 5/15/51	160,000	105,489
Comision Federal de Electricidad 144A 3.875% 7/26/33 #, *	500,000	380,401
Duke Energy Carolinas 3.95% 11/15/28	795,000	764,431
Fells Point Funding Trust 144A 3.046% 1/31/27 #	115,000	104,824
Indianapolis Power & Light 144A 5.65% 12/1/32 #	170,000	174,892
Nevada Power 5.90% 5/1/53	260,000	278,779
NextEra Energy Capital Holdings 3.00% 1/15/52	170,000	111,758
NRG Energy 144A 2.00% 12/2/25 #	1,100,000	982,275
NRG Energy 144A 2.45% 12/2/27 #	110,000	91,312
Pacific Gas and Electric 3.00% 6/15/28	1,154,000	999,859
PacifiCorp 5.35% 12/1/53	90,000	89,632
Southern 5.70% 10/15/32	205,000	210,337
Virginia Electric and Power 2.45% 12/15/50	2,500,000	1,492,599
Vistra Operations 144A 5.125% 5/13/25 #	1,000,000	979,685
		7,271,365
Energy — 0.47%
BP Capital Markets America
2.721% 1/12/32	215,000	179,775
2.939% 6/4/51	555,000	367,965
Diamondback Energy 4.25% 3/15/52	45,000	33,124
Energy Transfer 5.75% 2/15/33	90,000	88,226
Enterprise Products Operating 3.30% 2/15/53	670,000	448,698
Galaxy Pipeline Assets Bidco 144A 2.625% 3/31/36 #	500,000	404,362
Targa Resources Partners 5.00% 1/15/28	700,000	668,912
Valero Energy 3.65% 12/1/51	645,000	458,321
		2,649,383
Finance Companies — 0.62%
AerCap Ireland Capital DAC 2.45% 10/29/26	2,500,000	2,189,345
Air Lease
2.875% 1/15/32 *	440,000	350,666
4.125% 12/15/26 µ, y	605,000	415,938
5.85% 12/15/27	115,000	115,073
Aviation Capital Group 144A 3.50% 11/1/27 #	495,000	433,130
		3,504,152
Insurance — 0.37%
AIA Group 144A 3.375% 4/7/30 #	540,000	475,706
Aon 5.00% 9/12/32	635,000	629,920
Athene Holding
3.45% 5/15/52	385,000	237,814
3.95% 5/25/51	175,000	118,791
Berkshire Hathaway Finance 3.85% 3/15/52	555,000	445,314
Humana
5.75% 3/1/28	125,000	127,862
5.875% 3/1/33	50,000	51,777
		2,087,184

62

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Natural Gas — 0.11%
Atmos Energy
2.85% 2/15/52	150,000	$97,756
5.75% 10/15/52	270,000	283,536
Southern Co. Gas Capital 5.15% 9/15/32	231,000	227,424
		608,716
Real Estate Investment Trusts — 0.07%
American Homes 4 Rent 3.625% 4/15/32	85,000	71,726
Digital Realty Trust
4.45% 7/15/28	120,000	113,838
5.55% 1/15/28	210,000	211,767
		397,331
Technology — 0.98%
Apple
2.40% 8/20/50	878,000	550,126
2.65% 2/8/51	2,000,000	1,328,568
Autodesk 2.40% 12/15/31 *	165,000	132,235
Broadcom 144A 1.95% 2/15/28 #	1,500,000	1,269,532
CDW 3.276% 12/1/28	555,000	476,209
Entegris Escrow 144A 4.75% 4/15/29 #	150,000	137,093
Iron Mountain 144A 5.25% 7/15/30 #	290,000	252,664
Iron Mountain Information
Management Services 144A 5.00% 7/15/32 #	895,000	744,770
Oracle
5.80% 11/10/25 *	45,000	46,058
6.15% 11/9/29	95,000	98,832
PayPal Holdings 3.90% 6/1/27	40,000	38,554
Workday
3.50% 4/1/27	20,000	18,722
3.70% 4/1/29	45,000	41,379
3.80% 4/1/32	465,000	411,772
		5,546,514
Transportation — 0.04%
Burlington Northern Santa Fe
2.875% 6/15/52	135,000	90,651
4.45% 1/15/53	145,000	129,643
		220,294
Total Corporate Bonds (cost $74,763,264)		62,633,098
Non-Agency Commercial Mortgage-Backed Security — 0.00%
Merrill Lynch Mortgage Investors Trust
Series 1998-C1 F 6.25% 11/15/26 •	13,867	13,860
Total Non-Agency Commercial Mortgage- Backed Security (cost $13,941)		13,860

Sovereign Bonds — 0.14%Δ
Mexico — 0.07%
Mexico Government International Bond
5.00% 4/27/51	500,000	407,546
		407,546
Peru — 0.07%
Peruvian Government International Bond 3.00% 1/15/34	500,000	395,452
		395,452
Total Sovereign Bonds (cost $1,078,165)		802,998

US Treasury Obligations — 13.86%
US Treasury Bonds
2.25% 2/15/52	2,460,000	1,711,622
2.375% 2/15/42	5,290,000	4,041,581
2.875% 5/15/52	450,000	360,703
3.00% 2/15/49	1,235,000	1,017,717
4.00% 11/15/52	470,000	470,808
4.375% 2/15/38	2,755,000	2,886,723
4.75% 2/15/37	1,055,000	1,153,371
US Treasury Floating Rate Note 4.60% (USBMMY3M + 0.14%) 10/31/24 •	22,510,000	22,486,851
US Treasury Notes
0.125% 4/30/23	9,410,000	9,280,760
2.875% 4/30/29	2,910,000	2,725,795
3.875% 11/30/27 *	205,000	203,911
3.875% 11/30/29	35,000	34,773
4.00% 12/15/25	340,000	337,875
4.00% 10/31/29	370,000	370,202
4.125% 10/31/27	6,555,000	6,579,581
4.125% 11/15/32	2,110,000	2,153,684
4.25% 10/15/25	9,725,000	9,718,922
4.375% 10/31/24	10,985,000	10,954,534
4.50% 11/15/25	1,995,000	2,007,313
Total US Treasury Obligations (cost $80,659,937)		78,496,726

63

Consolidated schedules of investments

Delaware Ivy VIP Asset Strategy

	Number of shares	Value (US $)
Common Stocks — 56.65%
Communication Services — 4.09%
Alphabet Class A †	64,229	$5,666,925
Deutsche Telekom	389,356	7,768,060
Frontier Communications Parent †	94,176	2,399,604
Tencent Holdings	93,300	3,992,364
T-Mobile US †	24,046	3,366,440
		23,193,393
Consumer Discretionary — 7.42%
Amazon.com †	28,020	2,353,680
Aptiv †	50,880	4,738,454
Burlington Stores †	20,920	4,241,739
Darden Restaurants	45,896	6,348,794
Ferrari	18,958	4,062,777
H World Group ADR	101,313	4,297,698
JD.com ADR	76,331	4,284,459
LVMH Moet Hennessy Louis Vuitton	4,246	3,090,234
Media Group Holdings Series H <<, =, †	31,963	0
Media Group Holdings Series T <<, =, †	4,006	0
Skechers USA Class A †	117,737	4,939,067
Subaru	239,331	3,697,376
		42,054,278
Consumer Staples — 4.20%
Asahi Group Holdings *	52,100	1,635,171
Casey's General Stores	13,923	3,123,625
China Mengniu Dairy †	1,336,313	6,060,571
COTA Series B <<, =, †	26	0
Procter & Gamble	44,895	6,804,286
Reckitt Benckiser Group	88,528	6,158,272
		23,781,925
Energy — 3.84%
Canadian Natural Resources	133,282	7,401,149
ConocoPhillips	63,277	7,466,686
Schlumberger	30,591	1,635,395
Shell	90,620	2,568,671
TotalEnergies *	42,618	2,675,639
		21,747,540
Financials — 7.39%
AGNC Investment	430,186	4,452,425
BNP Paribas	90,528	5,160,229
First Republic Bank	36,302	4,424,851
ICICI Bank	326,459	3,515,363
Intercontinental Exchange	34,768	3,566,849
Morgan Stanley	52,640	4,475,453
ORIX	472,697	7,630,361
Prudential	349,601	4,765,380
State Bank of India	522,483	3,875,835
		41,866,746
Healthcare — 9.58%
Abbott Laboratories	39,329	4,317,931
AstraZeneca	39,780	5,394,964
Bayer	84,466	4,369,384
Eli Lilly & Co.	12,490	4,569,342
Genmab †	15,800	6,689,094
Regeneron Pharmaceuticals †	8,299	5,987,645
Thermo Fisher Scientific	6,798	3,743,591
UnitedHealth Group	15,013	7,959,592
Vertex Pharmaceuticals †	20,592	5,946,558
Zimmer Biomet Holdings	41,286	5,263,965
		54,242,066
Industrials — 6.62%
Airbus	53,081	6,308,218
Generac Holdings †	5,183	521,721
Ingersoll Rand	80,393	4,200,534
Larsen & Toubro	270,951	6,831,253
Raytheon Technologies	64,352	6,494,404
Thales	34,306	4,381,037
Union Pacific	23,778	4,923,711
Vinci	38,600	3,854,684
		37,515,562
Information Technology — 11.66%
Ambarella †	56,930	4,681,354
Apple	39,925	5,187,455
Autodesk †	19,028	3,555,762
Check Point Software Technologies †	47,018	5,931,791
Intuit	14,283	5,559,229
KLA	7,435	2,803,218
Mastercard Class A	21,873	7,605,898
Microchip Technology	43,139	3,030,515
Microsoft	34,279	8,220,790
NVIDIA	21,288	3,111,028
PayPal Holdings †	47,705	3,397,550
Seagate Technology Holdings	45,380	2,387,442
Taiwan Semiconductor Manufacturing	362,450	5,288,960
VeriSign †	25,618	5,262,962
		66,023,954
Materials — 0.50%
Barrick Gold	164,020	2,817,863
		2,817,863
Utilities — 1.35%
NTPC	1,598,277	3,215,680

64

	Number of shares	Value (US $)
Common Stocks (continued)
Utilities (continued)
RWE	99,129	$4,413,225
		7,628,905
Total Common Stocks (cost $343,192,957)		320,872,232

Exchange-Traded Funds — 2.80%
iShares 0-5 Year High Yield Corporate Bond ETF *	205,191	8,390,260
Vanguard Russell 2000 ETF *	105,746	7,441,346
Total Exchange-Traded Funds (cost $16,635,596)		15,831,606

	Troy Ounces
Bullion — 4.66%
Gold	14,463	26,371,837
Total Bullion (cost $17,562,017)		26,371,837

	Number of shares
Short-Term Investments — 1.44%
Money Market Mutual Funds — 1.44%
BlackRock Liquidity FedFund – Institutional Shares (seven- day effective yield 4.03%)	2,033,971	2,033,971
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	2,033,971	2,033,971
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven- day effective yield 4.23%)	2,033,971	2,033,971
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	2,033,971	2,033,971
Total Short-Term Investments (cost $8,135,884)		8,135,884
Total Value of Securities Before Securities Lending Collateral—99.88% (cost $599,365,052)		565,680,292
Securities Lending Collateral** — 2.44%
Money Market Mutual Fund — 2.44%
Dreyfus Institutional Preference Government Money Market Fund - Institutional Shares (seven-day effective yield 4.31%)	13,818,320	13,818,320
Total Securities Lending Collateral (cost $13,818,320)		13,818,320
Total Value of Securities—102.32% (cost $613,183,372)		$579,498,612■

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
Σ	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2022, the aggregate value of Rule 144A securities was $16,120,744, which represents 2.85% of the Portfolio's net assets. See Note 13 in “Notes to financial statements."
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date.
Ψ	Perpetual security. Maturity date represents next call date.
*	Fully or partially on loan.
<<	Affiliated company. See Note 2 in "Notes to financial statements."
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
Δ	Securities have been classified by country of risk.
†	Non-income producing security.
**	See Note 12 in “Notes to financial statements” for additional information on securities lending collateral.

65

Consolidated schedules of investments

Delaware Ivy VIP Asset Strategy

■	Includes $17,116,801 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $3,833,114.

The following futures contracts were outstanding at December 31, 2022:1

Futures Contracts Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
22	US Treasury 5 yr Notes	$2,374,453	$2,374,322	3/31/23	$131	$—	$(1,891)
	US Treasury 10 yr
165	Notes	18,528,985	18,580,939	3/22/23	—	(51,954)	(23,202)
	US Treasury Ultra
7	Bonds	940,188	938,053	3/22/23	2,135	—	(3,500)
Total Futures Contracts			$21,893,314		$2,266	$(51,954)	$(28,593)

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Portfolio's total exposure in such contracts, whereas only the variation margin is reflected in the Portfolio's net assets.

1See Note 10 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

DAC – Designated Activity Company

ETF – Exchange-Traded Fund

FREMF – Freddie Mac Multifamily

GNMA – Government National Mortgage Association

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

S.F. – Single Family

TBA – To be announced

USBMMY3M – US Treasury 3 Month Bill Money Market Yield

USD – US Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

66

Delaware Ivy VIP Balanced

December 31, 2022

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 0.47%
Fannie Mae REMICs
Series 2016-36 VB 3.50% 6/25/29	329,519	$317,838
Series 2016-71 NB 3.00% 10/25/46	439,925	400,478
Freddie Mac REMICs
Series 4616 HW 3.00% 6/15/45	277,203	258,118
Vendee Mortgage Trust
Series 1997-1 3A 8.293% 12/15/26	12,139	12,412
Total Agency Collateralized Mortgage Obligations (cost $1,100,063)		988,846

Agency Mortgage-Backed Securities — 8.43%
Fannie Mae S.F. 15 yr
2.50% 8/1/35	189,692	174,057
Fannie Mae S.F. 20 yr
2.00% 5/1/41	235,949	200,942
4.00% 9/1/42	349,553	331,161
Fannie Mae S.F. 30 yr
2.00% 4/1/51	821,102	670,436
2.50% 1/1/52	513,697	435,726
2.50% 4/1/52	238,364	202,143
3.00% 12/1/51	619,872	547,601
3.00% 2/1/52	781,027	685,475
3.50% 1/1/48	70,412	65,293
3.50% 8/1/50	61,000	56,559
3.50% 8/1/51	461,115	419,957
3.50% 1/1/52	586,878	534,121
3.50% 4/1/52	1,138,000	1,044,788
4.50% 11/1/43	216,049	213,293
4.50% 10/1/44	77,021	75,662
4.50% 5/1/49	197,000	192,304
5.00% 6/1/52	355,950	351,028
5.00% 9/1/52	750,857	740,473
5.50% 10/1/52	546,037	547,888
5.50% 11/1/52	294,297	297,704
5.50% 12/1/52	326,386	327,262
6.50% 10/1/28	23,019	23,571
6.50% 2/1/29	11,509	11,729
6.50% 2/1/32	85,267	89,299
7.00% 7/1/31	18,934	19,787
7.00% 9/1/31	34,050	35,071
7.00% 2/1/32	37,439	38,502
7.00% 3/1/32	17,941	18,804
7.00% 7/1/32	36,465	37,438
7.50% 4/1/31	10,431	10,581
Fannie Mae S.F. 30 yr TBA 5.50% 1/1/53	242,000	242,597
Freddie Mac S.F. 15 yr 2.00% 12/1/35	267,239	239,036
Freddie Mac S.F. 20 yr
2.00% 3/1/41	862,653	734,656
2.50% 2/1/42	359,540	312,660
Freddie Mac S.F. 30 yr
2.00% 3/1/52	232,029	188,928
2.50% 7/1/50	393,426	337,865
2.50% 1/1/52	1,469,948	1,250,850
3.00% 8/1/51	35,971	31,803
3.00% 12/1/51	1,029,753	904,738
3.00% 2/1/52	1,037,327	910,748
3.50% 6/1/47	670,085	621,456
3.50% 4/1/52	552,029	504,038
4.00% 8/1/52	765,136	721,704
4.50% 9/1/52	684,951	659,939
5.00% 7/1/52	375,553	370,359
5.50% 9/1/52	324,768	328,275
5.50% 11/1/52	429,088	430,851
GNMA II S.F. 30 yr
3.00% 12/20/51	177,652	158,737
5.00% 9/20/52	232,430	230,370
Total Agency Mortgage-Backed Securities (cost $19,069,726)		17,578,265

Convertible Bonds — 0.05%
Liberty Broadband 144A 2.75% exercise price $857.56, maturity date 9/30/50 #	4,000	3,906
Liberty Broadband 144A 1.25% exercise price $900.01, maturity date 9/30/50 #	113,000	109,610
Total Convertible Bonds (cost $111,597)		113,516

Corporate Bonds — 11.27%
Banking — 1.86%
Bank of America
2.482% 9/21/36 µ	400,000	294,823
2.676% 6/19/41 µ	110,000	74,393
4.375% 1/27/27 µ, y	45,000	38,224
6.204% 11/10/28 µ	75,000	77,570
Bank of New York Mellon 5.802%
10/25/28 µ	36,000	37,291
Citigroup
5.61% 9/29/26 µ	40,000	40,213
6.25% 8/15/26 µ, y	648,000	630,180
Citizens Bank 6.064% 10/24/25 µ	250,000	252,998
67

Schedules of investments

Delaware Ivy VIP Balanced

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
Fifth Third Bancorp
4.337% 4/25/33 µ	24,000	$21,996
6.361% 10/27/28 µ	16,000	16,491
Goldman Sachs Group
1.542% 9/10/27 µ	25,000	21,597
3.102% 2/24/33 µ	375,000	305,468
Huntington National Bank 4.552% 5/17/28 µ	250,000	241,610
JPMorgan Chase & Co.
1.953% 2/4/32 µ	60,000	46,034
4.851% 7/25/28 µ	140,000	136,700
5.00% 8/1/24 µ, y	337,000	308,542
KeyBank 5.85% 11/15/27	280,000	289,511
KeyCorp 4.789% 6/1/33 *, µ	42,000	39,779
Morgan Stanley
2.484% 9/16/36 µ	120,000	87,287
6.138% 10/16/26 µ	50,000	51,121
6.296% 10/18/28 µ	65,000	67,215
6.342% 10/18/33 µ	40,000	42,040
PNC Financial Services Group
5.671% 10/28/25 µ	75,000	75,852
6.20% 9/15/27 µ, y	60,000	58,785
State Street
2.203% 2/7/28 µ	50,000	44,986
5.751% 11/4/26 µ	15,000	15,371
5.82% 11/4/28 µ	10,000	10,345
SVB Financial Group 4.57% 4/29/33 *, µ	70,000	62,125
Toronto-Dominion Bank 4.108% 6/8/27 *	75,000	72,620
Truist Financial 6.123% 10/28/33 *, µ	46,000	48,546
US Bancorp 5.727% 10/21/26 µ	50,000	50,980
Wells Fargo & Co.
2.572% 2/11/31 µ	290,000	240,771
4.808% 7/25/28 µ	75,000	73,376
		3,874,840
Basic Industry — 0.15%
Celanese US Holdings 6.05% 3/15/25	155,000	154,528
Newmont 2.60% 7/15/32 *	25,000	19,971
Sherwin-Williams 3.30% 5/15/50	205,000	141,037
		315,536
Brokerage — 0.52%
Blackstone Holdings Finance 144A 2.00% 1/30/32 #	325,000	239,544
KKR Group Finance VIII 144A 3.50% 8/25/50 #	350,000	235,463
LSEGA Financing 144A 2.50% 4/6/31 #, *	350,000	290,749
National Securities Clearing 144A 1.50% 4/23/25 #	350,000	324,735
		1,090,491
Capital Goods — 0.52%
Boeing
3.25% 2/1/28	25,000	22,747
3.75% 2/1/50	265,000	183,050
Eaton 4.15% 3/15/33	230,000	214,539
Lockheed Martin
3.90% 6/15/32	215,000	203,251
4.15% 6/15/53	45,000	38,422
Raytheon Technologies 2.25% 7/1/30	300,000	250,343
Standard Industries 144A 4.375% 7/15/30 #	219,000	178,925
		1,091,277
Communications — 1.69%
AT&T 3.50% 9/15/53	520,000	353,306
CCO Holdings 144A 4.25% 1/15/34 #	470,000	347,800
Charter Communications Operating 3.85% 4/1/61	315,000	183,293
Comcast
3.45% 2/1/50	675,000	492,742
4.25% 10/15/30	450,000	431,667
Crown Castle
1.05% 7/15/26	110,000	95,175
2.10% 4/1/31	210,000	166,016
Sprint 7.875% 9/15/23	315,000	320,098
T-Mobile USA 3.875% 4/15/30	290,000	263,366
Verizon Communications
2.875% 11/20/50	50,000	31,563
4.50% 8/10/33	500,000	469,457
Walt Disney 2.75% 9/1/49	500,000	333,001
Warnermedia Holdings 144A 5.141% 3/15/52 #	65,000	47,504
		3,534,988
Consumer Cyclical — 0.64%
Amazon.com
2.50% 6/3/50	80,000	50,783
3.60% 4/13/32	65,000	59,675
Carnival 144A 4.00% 8/1/28 #	105,000	85,823
General Motors Financial 3.70% 5/9/23	150,000	149,279
Home Depot 3.35% 4/15/50	700,000	517,259
PVH 4.625% 7/10/25	350,000	338,293
VICI Properties 4.95% 2/15/30 *	140,000	133,457
		1,334,569

68

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical — 1.09%
Coca-Cola 2.25% 1/5/32 *	600,000	$504,936
CVS Health
4.78% 3/25/38	125,000	114,365
5.05% 3/25/48	180,000	162,474
JBS USA LUX 144A 3.00% 2/2/29 #	80,000	66,385
Johnson & Johnson 3.40% 1/15/38	1,000,000	852,780
Merck & Co. 2.75% 12/10/51	250,000	168,258
Nestle Holdings 144A 4.00% 9/24/48 #	380,000	321,876
Royalty Pharma 3.55% 9/2/50	79,000	50,796
Zoetis 5.40% 11/14/25 *	25,000	25,527
		2,267,397
Electric — 1.19%
Appalachian Power 4.50% 8/1/32	280,000	261,900
Berkshire Hathaway Energy 2.85% 5/15/51	260,000	171,420
Commonwealth Edison 2.20% 3/1/30	350,000	294,210
Duke Energy Carolinas 3.95% 11/15/28	275,000	264,426
Entergy
2.80% 6/15/30	235,000	199,032
3.75% 6/15/50	125,000	92,618
Florida Power & Light 3.15% 10/1/49	425,000	308,191
Indianapolis Power & Light 144A 5.65% 12/1/32 #	65,000	66,870
Nevada Power 5.90% 5/1/53	100,000	107,223
NextEra Energy Capital Holdings 3.00% 1/15/52	65,000	42,731
Oglethorpe Power 5.05% 10/1/48	185,000	159,061
Oncor Electric Delivery 2.75% 5/15/30	450,000	392,958
PacifiCorp 5.35% 12/1/53	35,000	34,857
Southern 5.70% 10/15/32	75,000	76,952
		2,472,449
Energy — 0.50%
BP Capital Markets America
2.721% 1/12/32	80,000	66,893
Cheniere Energy Partners 3.25% 1/31/32	120,000	95,527
Diamondback Energy 4.25% 3/15/52	15,000	11,041
Energy Transfer 5.75% 2/15/33	35,000	34,310
EQT 6.125% 2/1/25	500,000	501,990
Targa Resources Partners 5.00% 1/15/28	170,000	162,450
Valero Energy 3.65% 12/1/51	245,000	174,091
		1,046,302
Finance Companies — 0.28%
AerCap Ireland Capital DAC 6.50% 7/15/25 *	250,000	253,556
Air Lease
2.875% 1/15/32 *	160,000	127,515
5.85% 12/15/27	45,000	45,029
Aviation Capital Group 144A 3.50% 11/1/27 #	190,000	166,252
		592,352
Insurance — 0.57%
Aon 5.00% 9/12/32	245,000	243,040
Athene Holding
3.45% 5/15/52	150,000	92,655
3.95% 5/25/51	65,000	44,122
Berkshire Hathaway Finance 3.85% 3/15/52	210,000	168,497
Humana
5.75% 3/1/28	46,000	47,053
5.875% 3/1/33	20,000	20,711
Northwestern Mutual Life Insurance 144A 3.85% 9/30/47 #	500,000	383,791
UnitedHealth Group 3.05% 5/15/41	250,000	188,887
		1,188,756
Natural Gas — 0.11%
Atmos Energy
2.85% 2/15/52	55,000	35,844
5.75% 10/15/52	105,000	110,264
Southern Co. Gas Capital 5.15% 9/15/32 *	91,000	89,591
		235,699
Real Estate Investment Trusts — 0.29%
American Homes 4 Rent 3.625% 4/15/32	35,000	29,535
Digital Realty Trust
4.45% 7/15/28	45,000	42,689
5.55% 1/15/28	80,000	80,673
Extra Space Storage 2.35% 3/15/32	600,000	455,529
		608,426
Technology — 1.67%
Apple
2.65% 5/11/50	175,000	116,613
2.95% 9/11/49	500,000	356,422

69

Schedules of investments

Delaware Ivy VIP Balanced

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Technology (continued)
Autodesk
2.40% 12/15/31 *	60,000	$48,085
2.85% 1/15/30	500,000	431,013
CDW 3.276% 12/1/28	35,000	30,031
Entegris Escrow 144A 4.75% 4/15/29 #	55,000	50,267
Infor 144A 1.75% 7/15/25 #	125,000	113,051
Iron Mountain 144A 5.25% 7/15/30 #	54,000	47,048
Iron Mountain Information
Management Services 144A 5.00% 7/15/32 #	165,000	137,304
Microsoft 3.45% 8/8/36	365,000	324,332
Oracle
5.80% 11/10/25 *	15,000	15,352
6.15% 11/9/29	35,000	36,412
PayPal Holdings 3.90% 6/1/27	15,000	14,458
ServiceNow 1.40% 9/1/30	435,000	333,762
Thomson Reuters 3.35% 5/15/26	425,000	402,577
TSMC Global 144A 1.75% 4/23/28 #	600,000	508,429
Visa 2.70% 4/15/40	440,000	335,120
Workday
3.50% 4/1/27	10,000	9,361
3.70% 4/1/29	15,000	13,793
3.80% 4/1/32	175,000	154,968
		3,478,398
Transportation — 0.19%
Burlington Northern Santa Fe
2.875% 6/15/52	50,000	33,575
4.45% 1/15/53	55,000	49,175
Kansas City Southern 2.875% 11/15/29	350,000	303,112
		385,862
Total Corporate Bonds (cost $27,591,298)		23,517,342

Non-Agency Commercial Mortgage-Backed Securities — 2.87%
BANK
Series 2021-BN32 A5 2.643% 4/15/54	730,000	609,008
Series 2021-BN36 A5 2.47% 9/15/64	860,000	701,031
Series 2022-BNK39 A4 2.928% 2/15/55	862,000	727,360
Series 2022-BNK39 B 3.239% 2/15/55 •	100,000	74,422
Series 2022-BNK39 C 3.27% 2/15/55 •	45,000	30,667
BANK
Series 2022-BNK40 A4 3.394% 3/15/64 •	850,000	746,924
Series 2022-BNK40 B 3.394% 3/15/64 •	100,000	75,732
Benchmark Mortgage Trust
Series 2022-B32 A5 3.002% 1/15/55 •	1,000,000	845,258
Series 2022-B32 B 3.202% 1/15/55 •	100,000	72,821
Series 2022-B32 C 3.454% 1/15/55 •	125,000	85,049
Series 2022-B33 A5 3.458% 3/15/55	900,000	796,277
Series 2022-B33 B 3.615% 3/15/55 •	50,000	38,754
Series 2022-B33 C 3.615% 3/15/55 •	50,000	36,046
BMO Mortgage Trust
Series 2022-C1 A5 3.374% 2/17/55 •	500,000	433,846
Wells Fargo Commercial
Mortgage Trust Series 2021-C61 A4 2.658% 11/15/54	865,000	703,968
Total Non-Agency Commercial Mortgage- Backed Securities (cost $7,261,705)		5,977,163

US Treasury Obligations — 16.03%
US Treasury Bonds
2.375% 2/15/42	1,470,000	1,123,086
2.875% 5/15/52	75,000	60,117
3.00% 8/15/52	835,000	688,223
4.00% 11/15/52	775,000	776,332
US Treasury Floating Rate Note
4.60% (USBMMY3M + 0.14%) 10/31/24 •	1,270,000	1,268,694
US Treasury Notes
0.125% 4/30/23	9,955,400	9,818,670
0.125% 12/15/23 *	3,195,000	3,060,727
0.375% 4/15/24	4,885,000	4,623,195
1.50% 11/30/24	1,700,000	1,608,957
2.75% 8/15/32	825,000	751,395
3.875% 11/30/27 *	360,000	358,087
3.875% 11/30/29	10,000	9,935
4.125% 10/31/27	875,000	878,281
4.125% 11/15/32	1,765,000	1,801,541
4.25% 10/15/25	5,140,000	5,136,787
4.375% 10/31/24	1,140,000	1,136,838

70

	Principal amount°	Value (US $)
US Treasury Obligations (continued)
US Treasury Notes 4.50% 11/30/24 *	340,000	$340,040
Total US Treasury Obligations (cost $34,256,349)		33,440,905

	Number of shares
Common Stocks — 55.43%
Communications — 2.73%
Alphabet Class A †	22,921	2,022,320
Alphabet Class C †	19,477	1,728,194
Take-Two Interactive Software †	18,735	1,950,876
		5,701,390
Consumer Discretionary — 3.63%
Amazon.com †	25,227	2,119,068
Aptiv †	27,101	2,523,916
AutoZone †	1,189	2,932,288
		7,575,272
Consumer Staples — 2.40%
Costco Wholesale	4,452	2,032,338
Sysco	38,967	2,979,027
		5,011,365
Energy — 2.20%
ConocoPhillips	25,460	3,004,280
Schlumberger	29,488	1,576,428
		4,580,708
Financials — 10.39%
American Express	10,042	1,483,706
Aon Class A	5,939	1,782,531
Artisan Partners Asset Management Class A	43,937	1,304,929
Bank of America	40,772	1,350,369
Blackstone	23,154	1,717,795
Charles Schwab	31,009	2,581,809
CME Group	7,453	1,253,297
Discover Financial Services	4,833	472,812
Intercontinental Exchange	10,897	1,117,923
KKR & Co.	46,597	2,163,033
Morgan Stanley	33,872	2,879,797
Progressive	27,457	3,561,448
		21,669,449
Healthcare — 8.81%
Danaher	11,117	2,950,674
Eli Lilly & Co.	4,077	1,491,530
HCA Healthcare	13,134	3,151,634
UnitedHealth Group	12,822	6,797,968
Vertex Pharmaceuticals †	5,308	1,532,844
Zoetis	16,774	2,458,230
		18,382,880
Industrials — 7.27%
Airbus ADR	97,297	2,885,829
Deere & Co.	6,166	2,643,734
Equifax	12,016	2,335,430
Raytheon Technologies	15,701	1,584,545
Union Pacific	8,430	1,745,600
United Rentals †	11,181	3,973,951
		15,169,089
Information Technology — 13.35%
Apple	26,378	3,427,293
Applied Materials	22,342	2,175,664
Intuit	5,089	1,980,741
Mastercard Class A	5,986	2,081,512
Microchip Technology	44,276	3,110,389
Microsoft	38,016	9,116,997
TE Connectivity	27,260	3,129,448
VeriSign †	11,885	2,441,654
Zebra Technologies Class A †	1,543	395,641
		27,859,339
Materials — 2.74%
Linde	10,505	3,426,521
Sherwin-Williams	9,654	2,291,184
		5,717,705
Utilities — 1.91%
NextEra Energy	47,565	3,976,434
		3,976,434
Total Common Stocks (cost $123,418,192)		115,643,631

Exchange-Traded Funds — 3.03%
iShares 0-5 Year Investment Grade Corporate Bond ETF*	45,886	2,196,104
Vanguard Russell 2000 ETF*	58,566	4,121,290
Total Exchange-Traded Funds (cost $6,693,006)		6,317,394

Short-Term Investments — 2.55%
Money Market Mutual Funds — 2.55%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	1,332,244	1,332,244
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	1,332,244	1,332,244

71

Schedules of investments

Delaware Ivy VIP Balanced

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	1,332,244	$1,332,244
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	1,332,244	1,332,244
Total Short-Term Investments (cost $5,328,976)		5,328,976
Total Value of Securities Before Securities Lending Collateral—100.13% (cost $224,830,912)		208,906,038

Securities Lending Collateral** — 0.72%
Money Market Mutual Fund — 0.72%
Dreyfus Institutional Preference Government Money Market Fund - Institutional Shares (seven-day effective yield 4.31%)	1,496,265	1,496,265
Total Securities Lending Collateral (cost $1,496,265)		1,496,265
Total Value of Securities—100.85% (cost $226,327,177)		$210,402,303■

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2022, the aggregate value of Rule 144A securities was $3,725,332, which represents 1.79% of the Portfolio's net assets. See Note 13 in “Notes to financial statements."
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date.
Ψ	Perpetual security. Maturity date represents next call date.
*	Fully or partially on loan.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
†	Non-income producing security.
**	See Note 12 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $6,998,190 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $5,675,598.

72

The following futures contracts were outstanding at December 31, 2022:1

Futures Contracts Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
57	US Treasury 5 yr Notes	$6,151,992	$6,151,652	3/31/23	$340	$—	$(4,899)
	US Treasury 10 yr
10	Notes	1,122,968	1,126,117	3/22/23	—	(3,149)	(1,406)
	US Treasury Ultra
3	Bonds	402,938	402,023	3/22/23	915	—	(1,500)
	US Treasury 10 yr Ultra
(18)	Notes	(2,129,062)	(2,131,971)	3/22/23	2,909	—	1,125
Total Futures Contracts			$5,547,821		$4,164	$(3,149)	$(6,680)

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Portfolio's total exposure in such contracts, whereas only the variation margin is reflected in the Portfolio's net assets.

1See Note 10 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

DAC – Designated Activity Company

ETF – Exchange-Traded Fund

GNMA – Government National Mortgage Association

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

S.F. – Single Family

TBA – To be announced

USBMMY3M – US Treasury 3 Month Bill Money Market Yield

USD – US Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

73

Schedules of investments

Delaware Ivy VIP Energy

December 31, 2022

	Number of shares	Value (US $)
Common Stocks — 95.23% ♦
Consumer Discretionary — 0.49%
Spruce Power Holding †	654,518	$601,568
		601,568
Consumer Staples — 2.12%
Darling Ingredients †	42,109	2,635,602
		2,635,602
Energy — 88.87%
Chesapeake Energy *	73,721	6,957,051
Chord Energy	54,780	7,494,452
ConocoPhillips	65,272	7,702,096
Coterra Energy	94,889	2,331,423
Denbury †	87,768	7,637,571
Devon Energy	83,100	5,111,481
Diamondback Energy	9,273	1,268,361
Enterprise Products Partners	54,728	1,320,039
EOG Resources	58,811	7,617,201
EQT	98,837	3,343,656
Equinor	56,887	2,042,794
Equitrans Midstream	189,063	1,266,722
Kimbell Royalty Partners	249,715	4,170,240
Marathon Petroleum	36,799	4,283,036
Occidental Petroleum	86,535	5,450,840
Parex Resources	251,182	3,738,048
Peabody Energy *, †	57,559	1,520,709
Schlumberger	116,132	6,208,417
Shell	304,420	8,560,344
Sunrun †	71,470	1,716,709
Tourmaline Oil	113,176	5,710,623
Unit †	70,714	4,091,512
Valaris †	77,322	5,228,514
Valero Energy	43,030	5,458,786
		110,230,625
Financials — 0.50%
Rice Acquisition Class A †	61,237	622,780
		622,780
Industrials — 3.25%
Generac Holdings †	13,597	1,368,674
Li-Cycle Holdings *, †	263,337	1,253,484
NuScale Power *, †	137,360	1,409,314
		4,031,472
Total Common Stocks (cost $110,587,026)		118,122,047

Master Limited Partnerships — 2.02%
Black Stone Minerals	148,782	2,509,952

Total Master Limited Partnerships (cost $2,060,899)		2,509,952

Short-Term Investments — 2.71%
Money Market Mutual Funds — 2.71%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	839,717	$839,717
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	839,717	839,717
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	839,717	839,717
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	839,717	839,717
Total Short-Term Investments (cost $3,358,868)		3,358,868
Total Value of Securities Before Securities Lending Collateral—99.96% (cost $116,006,793)		123,990,867

Securities Lending Collateral** — 1.86%
Money Market Mutual Fund — 1.86%
Dreyfus Institutional Preference Government Money Market Fund - Institutional Shares (seven-day effective yield 4.31%)	2,302,463	2,302,463
Total Securities Lending Collateral (cost $2,302,463)		2,302,463
Total Value of Securities—101.82% (cost $118,309,256)		$126,293,330■

♦	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.
*	Fully or partially on loan.
**	See Note 12 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $10,672,836 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $8,696,894.

See accompanying notes, which are an integral part of the financial statements.

74

Delaware Ivy VIP Growth

December 31, 2022

	Number of shares	Value (US $)
Common Stocks — 99.61% ♦
Communication Services — 8.98%
Alphabet Class A †	362,636	$31,995,374
Alphabet Class C †	55,850	4,955,571
Electronic Arts	158,952	19,420,755
		56,371,700
Consumer Discretionary — 12.92%
Amazon.com †	353,473	29,691,732
Booking Holdings †	3,850	7,758,828
Ferrari *	63,024	13,501,001
Home Depot	26,372	8,329,860
LVMH Moet Hennessy Louis Vuitton ADR	69,320	10,042,388
NIKE Class B	101,255	11,847,848
		81,171,657
Consumer Staples — 3.62%
Coca-Cola	333,584	21,219,278
Estee Lauder Class A	6,186	1,534,809
		22,754,087
Financials — 4.87%
Intercontinental Exchange	144,060	14,779,116
S&P Global	47,261	15,829,599
		30,608,715
Healthcare — 10.73%
Cooper	38,380	12,691,114
Danaher	36,497	9,687,034
Intuitive Surgical †	35,759	9,488,651
UnitedHealth Group	50,587	26,820,216
Veeva Systems Class A †	15,053	2,429,253
Zoetis	42,911	6,288,607
		67,404,875
Industrials — 10.30%
CoStar Group †	345,916	26,732,389
Equifax	18,508	3,597,215
JB Hunt Transport Services	68,458	11,936,337
TransUnion	209,139	11,868,638
Union Pacific	24,645	5,103,240
Verisk Analytics	30,846	5,441,851
		64,679,670
Information Technology — 48.19%
Adobe †	35,769	12,037,341
Apple	383,779	49,864,405
Autodesk †	40,972	7,656,438
Broadridge Financial Solutions	87,192	11,695,063
Intuit	37,676	14,664,253
Microsoft	325,420	78,042,224
Motorola Solutions	119,427	30,777,532
NVIDIA	115,156	16,828,898
PayPal Holdings †	81,586	5,810,555
Salesforce †	60,577	8,031,904
VeriSign †	146,520	30,101,069
Visa Class A *	179,272	37,245,551
		302,755,233
Total Common Stocks (cost $492,560,530)		625,745,937

Short-Term Investments — 0.34%
Money Market Mutual Funds — 0.34%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	537,483	537,483
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	537,483	537,483
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	537,483	537,483
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	537,483	537,483
Total Short-Term Investments (cost $2,149,932)		2,149,932
Total Value of Securities—99.95% (cost $494,710,462)		$627,895,869■

♦	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.
*	Fully or partially on loan.
■	Includes $40,780,181 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $41,710,267.

Summary of abbreviations:

ADR – American Depositary Receipt

S&P – Standard & Poor’s Financial Services LLC

See accompanying notes, which are an integral part of the financial statements.

75

Schedules of investments

Delaware Ivy VIP High Income

December 31, 2022

	Principal amount°	Value (US $)
Convertible Bonds — 1.14%
New Cotai 5.00% exercise price $100.00, maturity date 2/2/27 =	3,298,686	$7,605,540
Spirit Airlines 1.00% exercise price $49.07, maturity date 5/15/26	1,186,000	960,660
Total Convertible Bonds (cost $4,249,792)		8,566,200

Corporate Bonds — 70.32%
Automotive — 0.77%
Ford Motor 4.75% 1/15/43	2,660,000	1,915,327
Goodyear Tire & Rubber 5.25% 7/15/31	4,740,000	3,883,198
		5,798,525
Banking — 0.43%
Deutsche Bank 6.00% 10/30/25 µ, ψ	3,800,000	3,241,672
		3,241,672
Basic Industry — 2.92%
Cerdia Finanz 144A 10.50% 2/15/27 #	3,160,000	2,651,364
Chemours 144A 5.75% 11/15/28 #	4,550,000	4,093,180
First Quantum Minerals 144A 6.875% 10/15/27 #	1,941,000	1,825,090
FMG Resources August 2006
144A 5.875% 4/15/30 #	3,340,000	3,116,128
144A 6.125% 4/15/32 #	1,505,000	1,405,738
Novelis 144A 4.75% 1/30/30 #	6,240,000	5,546,237
Vibrantz Technologies 144A 9.00% 2/15/30 #	4,410,000	3,333,786
		21,971,523
Capital Goods — 3.36%
ARD Finance 144A PIK 6.50% 6/30/27 #, >	1,751,144	1,220,744
Ardagh Metal Packaging Finance USA 144A 3.25% 9/1/28 #	614,000	522,339
Bombardier 144A 6.00% 2/15/28 #	2,074,000	1,920,400
Clydesdale Acquisition Holdings 144A 6.625% 4/15/29 #	755,000	718,779
Mauser Packaging Solutions Holding 144A 5.50% 4/15/24 #	4,390,000	4,277,648
Sealed Air 144A 5.00% 4/15/29 #	2,175,000	2,047,643
TransDigm 5.50% 11/15/27	7,030,000	6,615,792
Wesco Aircraft Holdings
144A 8.50% 11/15/24 #	6,782,000	3,357,090
144A 9.00% 11/15/26 #, *	6,438,000	4,361,745
144A 13.125% 11/15/27 #	858,000	216,645
		25,258,825
Communications — 6.82%
Altice Financing 144A 5.75% 8/15/29 #	5,719,000	4,509,076
Altice France
144A 5.125% 7/15/29 #	2,375,000	1,784,880
144A 5.50% 10/15/29 #	1,292,000	987,495
Altice France Holding
144A 6.00% 2/15/28 #	10,750,000	6,368,748
144A 10.50% 5/15/27 #	4,453,000	3,404,986
Connect Finco 144A 6.75% 10/1/26 #	6,220,000	5,777,257
Consolidated Communications
144A 5.00% 10/1/28 #	1,129,000	834,068
144A 6.50% 10/1/28 #	6,113,000	4,765,455
Digicel International Finance
144A 8.00% 12/31/26 #	1,158,698	512,330
144A 8.75% 5/25/24 #	4,031,000	3,473,029
Frontier Communications Holdings
144A 5.00% 5/1/28 #	745,000	651,137
144A 5.875% 10/15/27 #	3,836,000	3,570,434
5.875% 11/1/29	1,011,498	783,887
144A 6.00% 1/15/30 #	805,000	633,433
144A 6.75% 5/1/29 #, *	3,287,000	2,723,707
144A 8.75% 5/15/30 #	1,080,000	1,100,190
Ligado Networks 144A PIK 15.50% 11/1/23 #, >>	8,927,517	2,911,263
Northwest Fiber 144A 4.75% 4/30/27 #	2,743,000	2,416,892
Sable International Finance 144A 5.75% 9/7/27 #	875,000	808,719
Telesat Canada
144A 5.625% 12/6/26 #	6,406,000	2,954,914
144A 6.50% 10/15/27 #	1,130,000	328,639
		51,300,539
Consumer Goods — 1.64%
Clydesdale Acquisition Holdings 144A 8.75% 4/15/30 #	2,415,000	2,071,699
Kronos Acquisition Holdings 144A 5.00% 12/31/26 #	2,411,000	2,088,529
MajorDrive Holdings IV 144A 6.375% 6/1/29 #	6,450,000	4,821,317
Pilgrim's Pride 144A 4.25% 4/15/31 #	3,775,000	3,216,300

76

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Goods (continued)
Scotts Miracle-Gro 4.00% 4/1/31	160,000	$122,466
		12,320,311
Energy — 11.41%
Ascent Resources Utica Holdings
144A 5.875% 6/30/29 #	2,401,000	2,143,925
144A 7.00% 11/1/26 #	1,898,000	1,844,039
Bellatrix Exploration
8.50% 9/11/23 =	1,022,000	0
12.50% 12/15/23 =	1,113,000	0
Callon Petroleum
144A 7.50% 6/15/30 #, *	2,445,000	2,240,353
144A 8.00% 8/1/28 #	5,090,000	4,858,806
CNX Midstream Partners 144A 4.75% 4/15/30 #	545,000	447,971
CNX Resources 144A 6.00% 1/15/29 #	6,420,000	5,916,859
Crestwood Midstream Partners
144A 5.625% 5/1/27 #	1,636,000	1,524,294
144A 6.00% 2/1/29 #	850,000	781,112
EQM Midstream Partners 144A 4.75% 1/15/31 #	8,299,000	6,800,657
Genesis Energy
7.75% 2/1/28	3,335,000	3,075,070
8.00% 1/15/27	5,255,000	4,970,284
Hilcorp Energy I
144A 6.00% 4/15/30 #	5,220,000	4,649,564
144A 6.00% 2/1/31 #	705,000	610,748
144A 6.25% 4/15/32 #	2,665,000	2,303,588
Laredo Petroleum 10.125% 1/15/28 *	2,876,000	2,809,088
Mesquite Energy 144A 7.25% 2/15/23 #, ‡	622,000	10,108
Murphy Oil 6.375% 7/15/28	8,268,000	7,970,184
NuStar Logistics
6.00% 6/1/26	4,126,000	3,980,052
6.375% 10/1/30	4,170,000	3,863,254
Occidental Petroleum
4.20% 3/15/48	255,000	196,259
4.40% 4/15/46	1,008,000	789,057
4.40% 8/15/49	1,985,000	1,552,637
4.50% 7/15/44	1,030,000	825,140
6.45% 9/15/36	2,225,000	2,274,517
6.60% 3/15/46	1,850,000	1,907,803
6.625% 9/1/30	1,680,000	1,739,867
Southwestern Energy
5.375% 2/1/29	760,000	705,664
5.375% 3/15/30	7,590,000	6,936,835
USA Compression Partners
6.875% 4/1/26	665,000	638,995
6.875% 9/1/27	3,885,000	3,638,712
Weatherford International 144A 8.625% 4/30/30 #	3,935,000	3,785,837
		85,791,279
Financial Services — 3.46%
AerCap Holdings 5.875% 10/10/79 *, µ	3,802,000	3,467,082
Air Lease 4.65% 6/15/26 µ, ψ	2,028,000	1,699,910
Castlelake Aviation Finance DAC 144A 5.00% 4/15/27 #	4,590,000	3,999,904
Compass Group Diversified Holdings 144A 5.25% 4/15/29 #	2,531,000	2,169,297
Credit Suisse Group 144A 9.75% 6/23/27 #, µ, ψ	4,715,000	4,118,870
Highlands Holdings Bond Issuer 144A PIK 7.625% 10/15/25 #, >	4,059,145	3,797,871
Medline Borrower
144A 3.875% 4/1/29 #	4,981,000	4,023,378
144A 5.25% 10/1/29 #, *	884,000	703,713
Midcap Financial Issuer Trust 144A 6.50% 5/1/28 #	2,340,000	2,015,828
		25,995,853
Healthcare — 5.99%
Avantor Funding 144A 3.875% 11/1/29 #	9,835,000	8,271,481
Bausch Health 144A 6.125% 2/1/27 #	3,140,000	2,169,363
Cheplapharm Arzneimittel 144A 5.50% 1/15/28 #	4,525,000	3,790,954
CHS
144A 4.75% 2/15/31 #	3,000,000	2,183,685
144A 5.25% 5/15/30 #	1,600,000	1,209,316
Consensus Cloud Solutions
144A 6.00% 10/15/26 #	1,785,000	1,677,018
144A 6.50% 10/15/28 #	2,477,000	2,281,487
Encompass Health
4.625% 4/1/31	1,495,000	1,287,377
4.75% 2/1/30	969,000	852,475
Hadrian Merger Sub 144A 8.50% 5/1/26 #	509,000	450,569
ModivCare Escrow Issuer 144A 5.00% 10/1/29 #	4,672,000	3,945,971
Organon & Co. 144A 5.125% 4/30/31 #	6,670,000	5,787,127
Par Pharmaceutical 144A 7.50% 4/1/27 #, ‡	2,936,000	2,237,525

77

Schedules of investments

Delaware Ivy VIP High Income

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Healthcare (continued)
Tenet Healthcare
144A 4.375% 1/15/30 #	3,810,000	$3,304,489
144A 6.125% 10/1/28 #	4,170,000	3,742,283
US Renal Care 144A 10.625% 7/15/27 #	8,340,000	1,834,800
		45,025,920
Insurance — 3.23%
Ardonagh Midco 2 144A PIK 11.50% 1/15/27 #, >>	8,039,978	7,678,179
HUB International 144A 5.625% 12/1/29 #	6,605,000	5,777,277
Jones Deslauriers Insurance Management 144A 10.50% 12/15/30 #	3,385,000	3,338,132
NFP
144A 6.875% 8/15/28 #	6,907,000	5,708,490
144A 7.50% 10/1/30 #	1,865,000	1,765,360
		24,267,438
Leisure — 5.38%
Boyd Gaming
4.75% 12/1/27 *	4,385,000	4,090,503
144A 4.75% 6/15/31 #	3,900,000	3,397,602
Carnival
144A 5.75% 3/1/27 #	5,753,000	4,117,825
144A 6.00% 5/1/29 #	7,316,000	4,888,968
144A 7.625% 3/1/26 #	4,148,000	3,295,025
Royal Caribbean Cruises
144A 5.375% 7/15/27 #	6,644,000	5,387,958
144A 5.50% 8/31/26 #	480,000	404,400
144A 5.50% 4/1/28 #	8,914,000	7,129,596
Scientific Games Holdings 144A 6.625% 3/1/30 #	4,515,000	3,819,690
Scientific Games International 144A 7.25% 11/15/29 #	4,065,000	3,909,717
		40,441,284
Media — 9.00%
Advantage Sales & Marketing 144A 6.50% 11/15/28 #	5,940,000	4,538,041
AMC Networks 4.25% 2/15/29	4,609,000	2,878,632
Arches Buyer 144A 6.125% 12/1/28 #	3,964,000	3,186,442
CCO Holdings
144A 4.50% 8/15/30 #	2,924,000	2,422,271
144A 4.75% 2/1/32 #	3,290,000	2,673,931
144A 6.375% 9/1/29 #	6,850,000	6,450,405
CMG Media 144A 8.875% 12/15/27 #	4,286,000	3,232,844
CSC Holdings
144A 4.50% 11/15/31 #	1,754,000	1,220,238
144A 4.625% 12/1/30 #	7,234,000	4,013,706
144A 5.00% 11/15/31 #	2,381,000	1,333,360
144A 5.75% 1/15/30 #	1,372,000	776,820
Cumulus Media New Holdings 144A 6.75% 7/1/26 #	4,075,000	3,429,438
Directv Financing 144A 5.875% 8/15/27 #	6,662,000	5,972,883
DISH DBS 144A 5.75% 12/1/28 #	4,555,000	3,644,000
Gray Escrow II 144A 5.375% 11/15/31 #	495,000	357,605
Gray Television 144A 4.75% 10/15/30 #	2,215,000	1,605,875
Nexstar Media 144A 4.75% 11/1/28 #	4,400,000	3,812,644
Sirius XM Radio 144A 4.125% 7/1/30 #	9,080,000	7,513,382
Stagwell Global 144A 5.625% 8/15/29 #	4,022,000	3,324,002
VTR Comunicaciones 144A 4.375% 4/15/29 #	3,166,000	1,858,933
VTR Finance 144A 6.375% 7/15/28 #	2,826,000	1,095,911
VZ Secured Financing 144A 5.00% 1/15/32 #	2,805,000	2,284,480
		67,625,843
Retail — 3.31%
Asbury Automotive Group
4.50% 3/1/28	2,576,930	2,271,989
144A 4.625% 11/15/29 #	85,000	71,725
4.75% 3/1/30	4,450,930	3,728,529
144A 5.00% 2/15/32 #	85,000	70,040
CP Atlas Buyer 144A 7.00% 12/1/28 #	1,146,000	852,629
Lithia Motors
144A 3.875% 6/1/29 #	1,666,000	1,372,043
144A 4.375% 1/15/31 #	1,271,000	1,036,348
LSF9 Atlantis Holdings 144A 7.75% 2/15/26 #	6,302,000	5,585,526
Michaels
144A 5.25% 5/1/28 #	2,801,000	2,256,866
144A 7.875% 5/1/29 #	2,518,000	1,686,930
PetSmart 144A 7.75% 2/15/29 #	6,288,000	5,917,432
		24,850,057
Services — 4.62%
Adtalem Global Education 144A 5.50% 3/1/28 #	4,951,000	4,499,073

78

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Services (continued)
Ahern Rentals 144A 7.375% 5/15/23 #	3,231,000	$3,231,000
CDW 3.569% 12/1/31	6,715,000	5,545,994
NESCO Holdings II 144A 5.50% 4/15/29 #	4,712,000	4,129,125
Sabre GLBL
144A 7.375% 9/1/25 #	313,000	301,323
144A 9.25% 4/15/25 #	756,000	754,395
Staples
144A 7.50% 4/15/26 #	4,599,000	3,967,741
144A 10.75% 4/15/27 #	7,660,000	5,528,069
United Rentals North America 144A 6.00% 12/15/29 #	2,915,000	2,902,393
White Cap Buyer 144A 6.875% 10/15/28 #	4,435,000	3,843,565
White Cap Parent 144A PIK 8.25% 3/15/26 #, «	36,000	31,167
		34,733,845
Technology & Electronics — 3.11%
AthenaHealth Group 144A 6.50% 2/15/30 #	2,060,000	1,521,943
CommScope Technologies 144A 6.00% 6/15/25 #	2,480,000	2,261,909
Entegris Escrow
144A 4.75% 4/15/29 #	2,121,000	1,938,493
144A 5.95% 6/15/30 #	5,825,000	5,379,387
NCR
144A 5.00% 10/1/28 #	2,287,000	1,953,474
144A 5.125% 4/15/29 #	6,521,000	5,465,303
144A 5.25% 10/1/30 #	782,000	646,429
144A 6.125% 9/1/29 #	983,000	920,737
Sensata Technologies 144A 4.00% 4/15/29 #	3,805,000	3,286,949
		23,374,624
Transportation — 2.52%
Air Canada 144A 3.875% 8/15/26 #	8,105,000	7,192,642
American Airlines 144A 5.75% 4/20/29 #	2,801,832	2,565,808
Grupo Aeromexico 144A 8.50% 3/17/27 #	4,490,000	3,971,367
Seaspan 144A 5.50% 8/1/29 #	6,910,000	5,245,589
		18,975,406
Utilities — 2.35%
Calpine
144A 4.625% 2/1/29 #	3,295,000	2,832,576
144A 5.00% 2/1/31 #	370,000	310,988
144A 5.125% 3/15/28 #, *	5,470,000	4,891,973
Vistra
144A 7.00% 12/15/26 #, µ, Ψ	6,710,000	6,115,348
144A 8.00% 10/15/26 #, µ, Ψ	3,650,000	3,493,312
		17,644,197
Total Corporate Bonds (cost $623,406,153)		528,617,141

Municipal Bonds — 0.51%
Commonwealth of Puerto Rico
Series A1 2.986% 7/1/24^	47,686	44,216
Series A-1 4.00% 7/1/35	104,086	87,845
Series A-1 4.00% 7/1/37	110,562	90,729
GDB Debt Recovery Authority of Puerto Rico 7.50% 8/20/40	4,300,407	3,601,591
Total Municipal Bonds (cost $4,347,275)		3,824,381

Loan Agreements — 10.42%
Advantage Sales & Marketing Tranche B-1 8.284% (LIBOR03M + 4.50%) 10/28/27 •	4,480,499	3,727,914
Air Canada 8.13% (LIBOR03M + 3.50%) 8/11/28 •	1,895,238	1,877,865
Amynta Agency Borrower Tranche B 1st Lien 8.884% (LIBOR01M + 4.50%) 2/28/25 •	8,581,647	8,152,565
Applied Systems 2nd Lien 11.33% (SOFR03M + 5.75%) 5/9/28 •	4,121,112	4,110,809
Ascent Resources Utica Holdings 2nd Lien 12.941% (LIBOR03M + 9.00%) 11/1/25 •	1,233,000	1,305,953
Clydesdale Acquisition Holdings Tranche B 8.598% (SOFR01M + 3.25%) 4/13/29 •	698,845	667,632
CNT Holdings I 2nd Lien 10.489% (SOFR03M + 6.75%) 11/6/28 •	2,060,000	1,953,566
CP Atlas Buyer Tranche B 7.884% (LIBOR01M + 3.50%) 11/23/27 •	4,374,564	3,846,883
Foresight Energy 12.73% (LIBOR03M + 8.00%) 6/30/27 •	1,263,869	1,251,231
Form Technologies Tranche B 9.199% (LIBOR03M+ 4.75%) 7/22/25 •	11,882,723	10,357,777

79

Schedules of investments

Delaware Ivy VIP High Income

	Principal amount°	Value (US $)
Loan Agreements (continued)
Heartland Dental 9.323% (SOFR01M + 5.00%) 4/30/25 •	3,905,375	$3,690,579
Hexion Holdings 1st Lien 8.934% (SOFR03M + 4.50%) 3/3/30 •	900,475	776,209
Hexion Holdings 2nd Lien 11.859% (SOFR01M + 7.54%) 3/15/30 •	3,665,000	2,913,675
Hunter Douglas Holding BV Tranche B-1 7.859% (SOFR03M + 3.50%) 2/26/29 •	2,068,679	1,831,557
Jones DesLauriers Insurance Management 1st Lien 8.812% (CDOR03M + 4.25%) 3/27/28 •	5,051,637	3,469,736
Jones DesLauriers Insurance Management 1st Lien 8.812% (CDOR03M + 4.25%) 3/27/28 •	1,150,602	790,295
MLN US HoldCo
11.154% (SOFR03M + 6.7%) 10/18/27 •	8,256,075	6,687,421
13.704% (SOFR03M + 9.25%)Tranche B 10/18/27 •	2,336,000	1,810,400
Pre Paid Legal Services 2nd Lien 11.384% (LIBOR01M + 7.00%) 12/14/29 •	2,245,000	2,062,594
SPX Flow 8.923% (SOFR01M + 4.60%) 4/5/29 •	4,673,288	4,360,761
Swf Holdings I 8.753% (LIBOR03M + 4.00%) 10/6/28 •	4,229,987	3,477,049
UKG 2nd Lien 8.998% (LIBOR03M + 5.25%) 5/3/27 •	5,615,000	5,186,856
United PF Holdings 1st Lien 13.23% (LIBOR03M + 8.50%) 12/30/26 •	663,863	597,477
West Corporation Tranche B 8.415% (LIBOR03M + 4.00%) 10/10/24 •	3,687,613	3,395,676
Total Loan Agreements (cost $85,949,109)		78,302,480

	Number of shares
Common Stocks — 2.06%
Basic Industry — 0.39%
BIS Industries Holdings =, †	1,604,602	0
Foresight Energy =	185,516	2,851,374
Westmoreland Coal =, †	28,632	49,819
		2,901,193
Consumer Goods — 0.00%
ASG Warrant =, †	1,200	0
		0
Energy — 0.23%
KCA Deutag International =, †	26,774	1,722,460
Sabine Oil & Gas Holdings =, †	263	326
Vantage Drilling International †	452	6,554
		1,729,340
Leisure — 1.11%
New Cotai =, †	3,072,567	2,833,678
Studio City International Holdings ADR †	924,584	5,510,521
		8,344,199
Retail — 0.05%
True Religion Apparel =, †	23	388,989
		388,989
Services — 0.28%
Laureate Education	217,638	2,093,678
		2,093,678
Utilities — 0.00%
Larchmont Resources =, †	1,007	38,772
		38,772
Total Common Stocks (cost $45,720,743)		15,496,171

Preferred Stock — 0.02%
True Religion Apparel 6.25% =, ω	24	119,120
Total Preferred Stock (cost $392,061)		119,120

Exchange-Traded Funds — 4.00%
Invesco Senior Loan ETF*	424,157	8,707,943
iShares iBoxx High Yield Corporate Bond ETF*	290,000	21,352,700
Total Exchange-Traded Funds (cost $33,375,159)		30,060,643

Warrants — 0.01%
California Resources †	7,744	97,575
Total Warrants (cost $673,784)		97,575

Short-Term Investments — 9.55%
Money Market Mutual Funds — 9.55%
BlackRock Liquidity FedFund – Institutional Shares (seven- day effective yield 4.03%)	17,952,264	17,952,264

80

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	17,952,264	$17,952,264
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven- day effective yield 4.23%)	17,952,264	17,952,264
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	17,952,264	17,952,264
Total Short-Term Investments (cost $71,809,056)		71,809,056
Total Value of Securities Before Securities Lending Collateral—98.03% (cost $869,923,132)		736,892,767

Securities Lending Collateral** — 4.82%
Money Market Mutual Fund — 4.82%
Dreyfus Institutional Preference Government Money Market Fund - Institutional Shares (seven-day effective yield 4.31%)	36,258,877	36,258,877
Total Securities Lending Collateral (cost $36,258,877)		36,258,877
Total Value of Securities—102.85% (cost $906,182,009)		$773,151,644■

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date.
Ψ	Perpetual security. Maturity date represents next call date.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2022, the aggregate value of Rule 144A securities was $438,358,890, which represents 58.31% of the Portfolio's net assets. See Note 13 in “Notes to financial statements."
>	PIK. 100% of the income received was in the form of cash.
*	Fully or partially on loan.
>>	PIK. 100% of the income received was in the form of principal.
‡	Non-income producing security. Security is currently in default.
«	PIK. The first payment of cash and/or principal will be made after December 31, 2022.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
†	Non-income producing security.
ω	Perpetual security with no stated maturity date.
**	See Note 12 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $38,792,042 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $3,636,615.

81

Schedules of investments

Delaware Ivy VIP High Income

The following foreign currency exchange contracts were outstanding at

December 31, 2022:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation
TD	CAD	(6,430,000)	USD	4,833,565	1/20/23	$84,180

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contract presented above represent the Portfolio's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio's net assets.

1See Note 10 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

CDOR03M – 3 Month Canadian Dollar Offered Rate

DAC – Designated Activity Company

ETF – Exchange-Traded Fund

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

PIK – Payment-in-kind

SOFR – Secured Overnight Financing Rate

SOFR01M – Secured Overnight Financing Rate 1 Month

SOFR03M – Secured Overnight Financing Rate 3 Month

TD – TD Bank

Summary of currencies:

CAD – Canadian Dollar

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

82

Delaware Ivy VIP International Core Equity

December 31, 2022

	Number of shares	Value (US $)
Common Stocks – 97.16%Δ
Australia — 1.46%
Newcrest Mining	504,226	$7,085,759
		7,085,759
Austria — 1.01%
Mondi	285,809	4,870,228
		4,870,228
Brazil — 3.21%
Banco do Brasil	1,252,618	8,239,675
MercadoLibre †	8,652	7,321,668
		15,561,343
Canada — 5.87%
Canadian Pacific Railway	125,812	9,380,149
Dollarama	168,255	9,840,556
Suncor Energy	289,091	9,170,206
		28,390,911
China — 5.15%
H World Group ADR	256,268	10,870,889
JD.com ADR	119,442	6,704,280
SITC International Holdings	1,292,000	2,873,520
Tencent Holdings	104,700	4,480,177
		24,928,866
China/Hong Kong — 6.67%
China Mengniu Dairy †	1,945,000	8,821,144
Li Ning	958,500	8,319,620
Prosus	94,751	6,536,919
ZTO Express Cayman ADR *	320,383	8,608,691
		32,286,374
Denmark — 4.69%
Ambu Class B *, †	277,330	3,553,056
AP Moller - Maersk Class A	1,147	2,537,772
AP Moller - Maersk Class B	1,968	4,425,082
Genmab †	28,766	12,178,385
		22,694,295
France — 13.73%
Airbus	85,460	10,156,183
BNP Paribas	155,141	8,843,264
Capgemini	26,973	4,502,783
L’Oreal	6,974	2,490,430
LVMH Moet Hennessy Louis Vuitton	13,561	9,869,682
Thales	72,674	9,280,810
TotalEnergies *	193,417	12,143,085
Vinci	92,000	9,187,330
		66,473,567
Germany — 11.42%
adidas AG	35,778	4,881,534
Bayer	171,930	8,893,852
Deutsche Telekom	538,485	10,743,340
HeidelbergCement	104,574	5,964,229
HelloFresh †	174,736	3,840,057
RWE	237,498	10,573,415
SAP	44,795	4,621,978
Siemens	41,371	5,741,184
		55,259,589
Hong Kong — 1.82%
Prudential	647,659	8,828,182
		8,828,182
India — 3.59%
Axis Bank	910,797	10,279,907
NTPC	3,538,845	7,120,038
		17,399,945
Japan — 10.12%
Asahi Group Holdings	155,100	4,867,852
Inpex *	696,400	7,407,608
Nippon Telegraph & Telephone	158,500	4,543,409
ORIX	396,151	6,394,742
Seven & i Holdings	206,100	8,888,494
Subaru	374,023	5,778,205
Tokio Marine Holdings	515,322	11,102,354
		48,982,664
Netherlands — 4.98%
ASML Holding	8,838	4,766,269
ING Groep	710,031	8,655,480
Shell	377,344	10,696,010
		24,117,759
Norway — 1.02%
DNB Bank	248,437	4,931,057
		4,931,057
Republic of Korea — 3.70%
LG	137,342	8,504,236
Samsung Electronics	213,801	9,384,419
		17,888,655
Spain — 1.78%
Banco Bilbao Vizcaya Argentaria	1,428,495	8,615,132
		8,615,132
Switzerland — 1.90%
Alcon	109,353	7,496,148
Roche Holding	5,439	1,708,787
		9,204,935

83

Schedules of investments

Delaware Ivy VIP International Core Equity

	Number of shares	Value (US $)
Common StocksΔ (continued)
Taiwan — 1.88%
Taiwan Semiconductor Manufacturing	622,000	$9,076,377
		9,076,377
United Kingdom — 8.32%
AstraZeneca	41,041	5,565,981
AstraZeneca ADR	138,835	9,413,013
Haleon †	1,400,861	5,543,905
HSBC Holdings	1,674,196	10,437,867
Reckitt Benckiser Group	133,997	9,321,231
		40,281,997
United States — 4.84%
Schlumberger	200,000	10,692,000
Seagate Technology Holdings	95,998	5,050,455
Stellantis	539,909	7,669,338
		23,411,793
Total Common Stocks (cost $496,208,224)		470,289,428

Short-Term Investments – 0.66%
Money Market Mutual Funds – 0.66%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	797,897	797,897
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	797,897	797,897
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	797,897	797,897
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	797,897	797,897
Total Short-Term Investments (cost $3,191,588)		3,191,588
Total Value of Securities Before Securities Lending Collateral—97.82% (cost $499,399,812)		473,481,016

Securities Lending Collateral** – 1.54%
Money Market Mutual Fund — 1.54%
Dreyfus Institutional Preference Government Money Market Fund - Institutional Shares (seven-day effective yield 4.31%)	7,445,419	7,445,419
Total Securities Lending Collateral (cost $7,445,419)		7,445,419
Total Value of Securities—99.36% (cost $506,845,231)		$480,926,435■
Δ	Securities have been classified by country of risk.
†	Non-income producing security.
*	Fully or partially on loan.
**	See Note 12 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $25,427,392 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $19,180,768.

84

The following foreign currency exchange contracts were outstanding at December 31, 2022:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNYM	CHF	(1,548,856)	USD	1,678,837	1/3/23	$3,045	$—
BNYM	CHF	(1,541,520)	USD	1,666,729	1/4/23	—	(311)
BNYM	KRW	(2,147,483,648)	USD	2,867,236	1/3/23	—	(18,540)
Total Foreign Currency Exchange Contracts						$3,045	$(18,851)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contract presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 10 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

AG – Aktiengesellschaft

BNYM – Bank of New York Mellon

Summary of currencies:

CHF – Swiss Franc

KRW – South Korean Won

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

85

Schedules of investments

Delaware Ivy VIP Mid Cap Growth December 31, 2022

	Number of shares	Value (US $)
Common Stocks — 97.95% t
Communication Services — 7.05%
Electronic Arts	45,187	$5,520,948
Pinterest Class A †	484,348	11,759,946
Shutterstock	86,019	4,534,922
Trade Desk Class A †	137,438	6,161,345
ZoomInfo Technologies †	147,817	4,450,770
		32,427,931
Consumer Discretionary — 14.69%
BorgWarner	263,672	10,612,798
Chipotle Mexican Grill †	7,358	10,209,152
Floor & Decor Holdings Class A †	71,789	4,998,668
Levi Strauss & Co. Class A *	342,774	5,319,853
Lululemon Athletica †	21,501	6,888,490
National Vision Holdings *, †	175,636	6,807,651
On Holding Class A †	250,103	4,291,768
Petco Health & Wellness †	310,930	2,947,616
Pool	24,596	7,436,109
Vail Resorts	33,935	8,088,407
		67,600,512
Consumer Staples — 1.36%
Brown-Forman Class B	94,998	6,239,469
		6,239,469
Financials — 6.88%
First Republic Bank	63,210	7,704,667
Kinsale Capital Group	18,053	4,721,220
MarketAxess Holdings	50,324	14,034,860
Pinnacle Financial Partners	70,694	5,188,940
		31,649,687
Healthcare — 18.50%
Agilent Technologies	52,667	7,881,617
Bio-Techne	92,716	7,684,302
Dexcom ~, †	159,158	18,023,052
Edwards Lifesciences †	80,757	6,025,280
Envista Holdings †	228,811	7,704,066
Genmab ADR *, †	199,716	8,463,964
Intuitive Surgical †	34,195	9,073,643
Repligen †	51,697	8,752,819
Seagen †	54,285	6,976,165
West Pharmaceutical Services	19,363	4,557,082
		85,141,990
Industrials — 16.13%
A O Smith	109,755	6,282,376
Clarivate †	372,163	3,103,839
Copart †	83,228	5,067,753
CoStar Group ~, †	281,278	21,737,164
Fastenal ~	145,696	6,894,335
Generac Holdings †	45,338	4,563,723
HEICO Class A	85,518	10,249,332
IDEX	29,720	6,785,968
Industrials (continued)
Lincoln Electric Holdings	19,236	2,779,410
Trex †	159,631	6,757,180
		74,221,080
Information Technology — 32.49%
Arista Networks †	73,492	8,918,254
Coherent *, †	199,984	7,019,438
Crowdstrike Holdings Class A †	54,644	5,753,467
DocuSign †	125,431	6,951,386
EngageSmart *, †	124,213	2,186,149
Five9 †	79,901	5,422,082
Genpact	98,484	4,561,779
HubSpot †	5,806	1,678,689
Keysight Technologies †	59,902	10,247,435
Littelfuse	22,766	5,013,073
Marvell Technology	211,089	7,818,737
Microchip Technology	154,782	10,873,436
Monolithic Power Systems	35,984	12,724,302
Novanta †	41,241	5,603,415
Paycom Software †	31,905	9,900,441
Teradyne *	111,514	9,740,748
Trimble †	126,437	6,392,655
Tyler Technologies †	27,245	8,784,060
Universal Display	56,537	6,108,257
Workday Class A †	29,304	4,903,438
Workiva *, †	67,855	5,697,784
Zebra Technologies Class A †	12,562	3,221,022
		149,520,047
Materials — 0.85%
Martin Marietta Materials	11,630	3,930,591
		3,930,591
Total Common Stocks (cost $427,247,585)		450,731,307

Short-Term Investments — 2.21%
Money Market Mutual Funds — 2.21%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	2,545,258	2,545,258
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	2,545,259	2,545,259
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	2,545,259	2,545,259

86

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	2,545,258	$2,545,258
Total Short-Term Investments (cost $10,181,034)		10,181,034
Total Value of Securities Before Securities Lending Collateral—100.16% (cost $437,428,619)		460,912,341

Securities Lending Collateral** — 0.04%
Money Market Mutual Fund — 0.04%
Dreyfus Institutional Preference Government Money Market Fund - Institutional Shares (seven-day effective yield 4.31%)	195,750	195,750
Total Securities Lending Collateral (cost $195,750)		195,750
Total Value of Securities—100.20% (cost $437,624,369)		$461,108,091■

t	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.
*	Fully or partially on loan.
~	All or portion of the security has been pledged as collateral for potential options written.
**	See Note 12 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $16,635,152 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $16,762,042.

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

87

Schedules of investments

Delaware Ivy VIP Natural Resources

December 31, 2022

	Number of shares	Value (US $)
Closed-Ended Trust — 3.19%
Sprott Physical Uranium Trust †	299,077	$3,496,595
Total Closed-Ended Trust (cost $3,680,636)		3,496,595

Common Stocks — 95.35%
Basic Industry — 27.69%
Anglo American	99,622	3,897,976
CF Industries Holdings	41,526	3,538,015
ERO Copper †	209,026	2,877,581
Freeport-McMoRan	106,122	4,032,636
Hudbay Minerals	505,521	2,562,992
Kinross Gold *	394,341	1,612,855
Newmont	94,913	4,479,894
Nutrien	42,341	3,092,163
Wheaton Precious Metals *	108,291	4,232,012
		30,326,124
Consumer Discretionary — 0.50%
Spruce Power Holding †	588,606	540,988
		540,988
Consumer Staples — 7.59%
Archer-Daniels-Midland	29,971	2,782,807
Bunge	31,753	3,167,997
Darling Ingredients †	37,791	2,365,339
		8,316,143
Energy — 43.17%
Chesapeake Energy *	50,751	4,789,372
Chord Energy	18,951	2,592,686
Denbury †	53,979	4,697,253
EOG Resources	26,970	3,493,154
EQT	74,911	2,534,239
Kimbell Royalty Partners	241,447	4,032,165
Occidental Petroleum	41,343	2,604,196
Parex Resources	76,008	1,131,138
Schlumberger	87,316	4,667,913
Shell	153,596	4,319,147
Sunrun †	56,734	1,362,751
Unit †	57,541	3,329,322
Valaris †	40,100	2,711,562
Valero Energy	39,545	5,016,679
		47,281,577
Financials — 0.52%
Rice Acquisition Class A †	55,696	566,428
		566,428
Industrials — 5.46%
Arcosa	65,724	3,571,442
China Metal Recycling Holdings =	1,900,000	0
Li-Cycle Holdings †	215,956	1,027,951
NuScale Power *, †	134,390	1,378,841
		5,978,234
Materials — 8.39%
Alcoa	81,649	3,712,580
Corteva	18,682	1,098,128
Louisiana-Pacific	27,567	1,631,966
Pan American Silver	101,893	1,663,099
Sylvamo	22,299	1,083,508
		9,189,281
Real Estate Investment Trusts — 2.03%
Weyerhaeuser	71,786	2,225,366
		2,225,366
Total Common Stocks (cost $105,813,987)		104,424,141

Short-Term Investments — 1.45%
Money Market Mutual Funds — 1.45%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	397,827	397,827
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	397,827	397,827
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	397,827	397,827
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	397,828	397,828
Total Short-Term Investments (cost $1,591,309)		1,591,309
Total Value of Securities Before Securities Lending Collateral—99.99% (cost $111,085,932)		109,512,045

88

	Number of shares	Value (US $)
Securities Lending Collateral** — 3.52%
Money Market Mutual Fund — 3.52%
Dreyfus Institutional Preference Government Money Market Fund - Institutional Shares (seven-day effective yield 4.31%)	3,858,940	$3,858,940
Total Securities Lending Collateral (cost $3,858,940)		3,858,940
Total Value of Securities—103.51% (cost $114,944,872)		$113,370,985■

†	Non-income producing security.
[t]	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
*	Fully or partially on loan.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
**	See Note 12 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $8,496,793 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $4,897,854.

The following foreign currency exchange contracts were outstanding at December 31, 2022:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Depreciation
BNYM	CAD	(144,392)	USD	106,506	1/3/23	$(137)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contract presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

[1]	See Note 10 in “Notes to financial statements.”

Summary of abbreviations:

BNYM – Bank of New York Mellon

Summary of currencies:

CAD – Canadian Dollar

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

89

Schedules of investments

Delaware Ivy VIP Science and Technology

December 31, 2022

	Number of shares	Value (US $)
Common Stocks — 95.48%
Communication Services — 13.12%
Alphabet Class A †	116,875	$10,311,881
Netflix †	36,852	10,866,918
Pinterest Class A †	611,031	14,835,857
Take-Two Interactive Software †	48,347	5,034,373
T-Mobile US †	130,324	18,245,360
		59,294,389
Consumer Discretionary — 9.13%
Amazon.com †	232,973	19,569,732
Aptiv †	102,005	9,499,726
Etsy †	74,415	8,913,429
Luminar Technologies *, †	663,455	3,284,102
		41,266,989
Healthcare — 7.74%
Danaher	43,784	11,621,149
Edwards Lifesciences †	61,866	4,615,822
Intuitive Surgical †	17,432	4,625,581
Ionis Pharmaceuticals †	125,791	4,751,126
Vertex Pharmaceuticals †	24,174	6,980,968
West Pharmaceutical Services	10,074	2,370,916
		34,965,562
Industrials — 2.11%
Copart †	44,646	2,718,495
L3Harris Technologies	32,830	6,835,534
		9,554,029
Information Technology — 63.38%
Ambarella †	120,845	9,937,084
Amphenol Class A	204,284	15,554,184
Analog Devices	85,317	13,994,547
Apple	132,728	17,245,349
ASML Holding	37,093	20,267,615
Aspen Technology †	22,289	4,578,161
Autodesk †	48,399	9,044,321
Broadcom	4,477	2,503,225
Cadence Design Systems †	57,642	9,259,611
CDW	12,719	2,271,359
Flex †	125,485	2,692,908
Intuit	29,495	11,480,044
Keysight Technologies †	15,952	2,728,909
KLA	32,974	12,432,187
Mastercard Class A	33,807	11,755,708
Microchip Technology	202,040	14,193,310
Micron Technology	214,925	10,741,951
Microsoft	134,546	32,266,822
NVIDIA	54,605	7,979,975
ON Semiconductor †	190,613	11,888,533
PayPal Holdings †	45,903	3,269,212
Seagate Technology Holdings *	248,318	13,064,010
Shift4 Payments Class A †	166,701	9,323,587
Taiwan Semiconductor
Manufacturing ADR	42,204	3,143,776
VeriSign †	71,592	14,707,860
WNS Holdings ADR †	115,730	9,257,243
Zebra Technologies Class A †	42,210	10,823,066
		286,404,557
Total Common Stocks (cost $437,548,312)		431,485,526

Short-Term Investments — 4.60%
Money Market Mutual Funds — 4.60%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	5,200,068	5,200,068
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	5,200,068	5,200,068
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	5,200,067	5,200,067
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	5,200,068	5,200,068
Total Short-Term Investments (cost $20,800,271)		20,800,271
Total Value of Securities Before Securities Lending Collateral—100.08% (cost $458,348,583)		452,285,797

Securities Lending Collateral** — 0.15%
Money Market Mutual Fund — 0.15%
Dreyfus Institutional Preference Government Money Market Fund - Institutional Shares (seven-day effective yield 4.31%)	652,255	652,255
Total Securities Lending Collateral (cost $652,255)		652,255
Total Value of Securities—100.23% (cost $459,000,838)		$452,938,052■

[t]	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.
*	Fully or partially on loan.
**	See Note 12 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $12,389,802 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $12,111,810.

90

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

91

Schedules of investments

Delaware Ivy VIP Small Cap Growth

December 31, 2022

	Number of shares	Value (US $)
Common Stocks — 97.14%
Communication Services — 1.55%
Iridium Communications †	40,958	$2,105,241
Nexstar Media Group	5,601	980,343
		3,085,584
Consumer Discretionary — 13.92%
Boot Barn Holdings †	32,963	2,060,847
Fox Factory Holding †	40,347	3,680,857
Marriott Vacations Worldwide	33,241	4,473,906
Monarch Casino & Resort †	48,741	3,747,696
Red Rock Resorts Class A	115,396	4,616,994
Texas Roadhouse	42,836	3,895,934
Visteon †	35,587	4,655,847
Xometry Class A *, †	17,378	560,093
		27,692,174
Consumer Staples — 5.48%
BJ’s Wholesale Club Holdings †	85,545	5,659,657
Duckhorn Portfolio †	106,372	1,762,584
MGP Ingredients	22,817	2,427,273
Sovos Brands †	73,721	1,059,371
		10,908,885
Energy — 5.85%
Cactus Class A	84,095	4,226,615
Liberty Energy	114,685	1,836,107
Northern Oil and Gas *	45,316	1,396,639
SM Energy	60,995	2,124,456
Weatherford International †	40,205	2,047,238
		11,631,055
Financials — 4.49%
Focus Financial Partners
Class A †	41,371	1,541,897
Houlihan Lokey	16,752	1,460,104
Kinsale Capital Group	16,200	4,236,624
Seacoast Banking	54,107	1,687,598
		8,926,223
Healthcare — 21.32%
AMN Healthcare Services †	17,987	1,849,423
Axonics †	33,324	2,083,750
CareDx †	82,870	945,547
CryoPort †	136,113	2,361,561
Cytek Biosciences †	98,835	1,009,105
Evolent Health Class A †	99,386	2,790,759
Harmony Biosciences Holdings *, †	65,508	3,609,491
Inmode †	110,182	3,933,497
Insmed †	57,685	1,152,546
Option Care Health †	81,703	2,458,443
Pacira BioSciences *, †	82,119	3,170,615
Penumbra †	17,059	3,794,945
Privia Health Group †	119,649	2,717,229
Progyny †	125,727	3,916,396
PTC Therapeutics †	21,338	814,472
Tandem Diabetes Care †	27,495	1,235,900
TransMedics Group †	31,370	1,936,156
Vericel †	100,036	2,634,948
		42,414,783
Industrials — 18.76%
AAON	20,573	1,549,558
Air Transport Services Group †	102,551	2,664,275
Casella Waste Systems Class A †	47,067	3,732,884
CBIZ †	19,113	895,444
Chart Industries †	11,594	1,335,977
Clean Harbors †	31,640	3,610,757
EnerSys	47,938	3,539,742
Evoqua Water Technologies †	66,291	2,625,124
Kirby †	47,575	3,061,451
Kornit Digital †	35,262	809,968
Parsons †	23,333	1,079,151
RBC Bearings *, †	14,043	2,939,902
Saia †	13,492	2,829,003
Shoals Technologies Group Class A †	136,896	3,377,224
Valmont Industries	9,867	3,262,721
		37,313,181
Information Technology — 23.51%
Allegro MicroSystems †	181,927	5,461,448
Belden	19,206	1,380,911
Box Class A †	100,243	3,120,565
Calix †	24,634	1,685,705
CyberArk Software †	29,649	3,843,993
DoubleVerify Holdings †	96,822	2,126,211
Five9 †	28,043	1,902,998
Globant †	19,299	3,245,320
Instructure Holdings †	83,813	1,964,577
Jamf Holding *, †	63,855	1,360,111
Onto Innovation †	18,800	1,280,092
Paycor HCM †	162,750	3,982,492
Power Integrations	24,157	1,732,540
Shift4 Payments Class A †	53,278	2,979,839
Smartsheet Class A †	75,996	2,991,203
Sprout Social Class A †	50,903	2,873,983
Tenable Holdings †	73,190	2,792,198
Viavi Solutions †	193,923	2,038,131
		46,762,317
Materials — 1.47%
ATI †	97,635	2,915,381
		2,915,381
Real Estate — 0.79%
Ryman Hospitality Properties	19,312	1,579,335
		1,579,335
Total Common Stocks (cost $223,230,740)		193,228,918

92

	Number of shares	Value (US $)
Short-Term Investments — 3.01%
Money Market Mutual Funds — 3.01%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	1,497,032	$1,497,032
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	1,497,032	1,497,032
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	1,497,032	1,497,032
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	1,497,031	1,497,031
Total Short-Term Investments (cost $5,988,127)		5,988,127
Total Value of Securities Before Securities Lending Collateral—100.15% (cost $229,218,867)		199,217,045

Securities Lending Collateral** — 0.09%
Money Market Mutual Fund — 0.09%
Dreyfus Institutional Preference Government Money Market Fund - Institutional Shares (seven-day effective yield 4.31%)	168,219	168,219
Total Securities Lending Collateral (cost $168,219)		168,219
Total Value of Securities—100.24% (cost $229,387,086)		$199,385,264■

†	Non-income producing security.
*	Fully or partially on loan.
**	See Note 12 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $7,458,683 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $7,482,590.

See accompanying notes, which are an integral part of the financial statements.

93

Schedules of investments

Delaware Ivy VIP Smid Cap Core

December 31, 2022

	Number of shares	Value (US $)
Common Stocks — 98.22%
Basic Materials — 7.88%
Beacon Roofing Supply *, †	22,730	$1,199,917
Boise Cascade	18,704	1,284,404
Huntsman	82,504	2,267,210
Kaiser Aluminum	13,369	1,015,509
Minerals Technologies	26,877	1,631,971
Reliance Steel & Aluminum	13,070	2,645,891
Westrock	28,087	987,539
Worthington Industries	28,716	1,427,472
		12,459,913
Business Services — 5.44%
ABM Industries	24,682	1,096,374
Aramark	47,829	1,977,251
ASGN †	16,796	1,368,538
Casella Waste Systems Class A †	10,140	804,203
Clean Harbors †	8,913	1,017,152
WillScot Mobile Mini Holdings †	51,877	2,343,284
		8,606,802
Capital Goods — 10.78%
Ameresco Class A *, †	13,156	751,734
Barnes Group	9,887	403,884
Carlisle	4,770	1,124,050
Federal Signal	18,389	854,537
Gates Industrial †	34,066	388,693
Graco	15,379	1,034,392
Jacobs Solutions	6,731	808,191
Kadant	3,581	636,093
KBR	21,920	1,157,376
Lincoln Electric Holdings	9,786	1,413,979
MasTec †	14,444	1,232,506
Oshkosh	12,306	1,085,266
Quanta Services	16,034	2,284,845
Regal Rexnord	6,596	791,388
Tetra Tech	6,403	929,652
WESCO International †	11,414	1,429,033
Zurn Elkay Water Solutions	33,946	717,958
		17,043,577
Consumer Discretionary — 5.78%
BJ’s Wholesale Club Holdings †	18,680	1,235,869
Dick’s Sporting Goods	16,962	2,040,359
Five Below †	11,711	2,071,324
Malibu Boats Class A †	21,814	1,162,686
Steven Madden	49,033	1,567,095
Tractor Supply	4,711	1,059,834
		9,137,167
Consumer Services — 2.21%
Brinker International †	22,723	725,091
Jack in the Box	7,923	540,586
Texas Roadhouse	12,763	1,160,795
Wendy’s	46,914	1,061,664
		3,488,136
Consumer Staples — 3.19%
Casey’s General Stores	9,754	2,188,310
Helen of Troy †	3,895	431,994
J & J Snack Foods	8,200	1,227,622
YETI Holdings †	29,112	1,202,617
		5,050,543
Credit Cyclicals — 3.11%
BorgWarner	30,103	1,211,646
Dana	37,295	564,273
KB Home	15,626	497,688
La-Z-Boy	25,473	581,294
Taylor Morrison Home †	22,543	684,180
Toll Brothers	27,780	1,386,778
		4,925,859
Energy — 5.33%
Chesapeake Energy *	29,584	2,791,842
Diamondback Energy	15,332	2,097,111
Liberty Energy	220,698	3,533,375
		8,422,328
Financials — 15.52%
Axis Capital Holdings	31,804	1,722,823
Comerica	18,898	1,263,331
East West Bancorp	32,072	2,113,545
Essent Group	33,688	1,309,789
Hamilton Lane Class A	13,754	878,606
Kemper	26,338	1,295,830
NMI Holdings Class A †	32,945	688,550
Primerica	15,427	2,187,857
Raymond James Financial	13,634	1,456,793
Reinsurance Group of America	15,156	2,153,516
SouthState	17,083	1,304,458
Stifel Financial	29,364	1,713,977
Umpqua Holdings	81,053	1,446,796
Valley National Bancorp	97,680	1,104,761
Webster Financial	39,124	1,852,130
Western Alliance Bancorp	15,340	913,650
WSFS Financial	25,020	1,134,407
		24,540,819
Healthcare — 13.05%
Amicus Therapeutics †	60,890	743,467
Azenta	15,195	884,653
Bio-Techne	16,497	1,367,271
Blueprint Medicines †	16,466	721,376
Catalent †	20,307	914,018
Encompass Health	22,590	1,351,108
Exact Sciences †	12,576	622,638

94

	Number of shares	Value (US $)
Common Stocks (continued)
Healthcare (continued)
Halozyme Therapeutics †	33,740	$1,919,806
ICON †	5,826	1,131,701
Insmed †	34,628	691,867
Inspire Medical Systems †	6,463	1,627,900
Ligand Pharmaceuticals †	10,668	712,622
Natera †	19,790	794,964
Neurocrine Biosciences †	14,950	1,785,628
OmniAb †	52,049	187,376
OmniAb 12.5 =, †	3,816	0
OmniAb 15 =, †	3,816	0
QuidelOrtho †	8,519	729,823
Repligen †	8,065	1,365,485
Shockwave Medical †	6,644	1,366,073
Supernus Pharmaceuticals †	28,492	1,016,310
Ultragenyx Pharmaceutical †	15,076	698,471
		20,632,557
Media — 1.79%
IMAX †	41,018	601,324
Interpublic Group	42,097	1,402,251
Nexstar Media Group	4,719	825,967
		2,829,542
Real Estate Investment Trusts — 6.39%
Brixmor Property Group	71,319	1,616,802
Camden Property Trust	12,692	1,419,981
DiamondRock Hospitality	63,439	519,565
First Industrial Realty Trust	31,518	1,521,059
Kite Realty Group Trust	65,593	1,380,733
Life Storage	14,879	1,465,581
LXP Industrial Trust	67,931	680,668
Pebblebrook Hotel Trust	45,482	609,004
Physicians Realty Trust	61,306	887,098
		10,100,491
Technology — 12.77%
Blackline †	6,003	403,822
Box Class A †	15,062	468,880
Coherent †	25,736	903,334
Dynatrace †	21,210	812,343
ExlService Holdings †	13,582	2,301,198
Guidewire Software †	10,366	648,497
MACOM Technology Solutions
Holdings †	17,061	1,074,502
MaxLinear †	28,220	958,069
ON Semiconductor †	21,029	1,311,579
Paycom Software †	1,376	426,987
Procore Technologies †	13,548	639,195
PTC †	15,627	1,875,865
Q2 Holdings †	21,312	572,653
Rapid7 †	11,793	400,726
Semtech †	16,199	464,749
Silicon Laboratories †	6,701	909,125
Smartsheet Class A †	18,482	727,452
Sprout Social Class A †	7,548	426,160
SS&C Technologies Holdings	9,488	493,945
Tyler Technologies †	830	267,600
Varonis Systems †	27,113	649,085
WNS Holdings ADR †	21,977	1,757,940
Yelp †	24,894	680,602
Ziff Davis †	12,795	1,012,084
		20,186,392
Transportation — 3.07%
Allegiant Travel †	7,100	482,729
Kirby †	20,886	1,344,014
Knight-Swift Transportation
Holdings	29,650	1,553,957
Werner Enterprises *	36,536	1,470,939
		4,851,639
Utilities — 1.91%
Black Hills *	22,963	1,615,218
Spire	20,478	1,410,115
		3,025,333
Total Common Stocks (cost $170,787,860)		155,301,098

Short-Term Investments — 1.92%
Money Market Mutual Funds — 1.92%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	759,433	759,433
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	759,434	759,434
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	759,434	759,434
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	759,433	759,433
Total Short-Term Investments (cost $3,037,734)		3,037,734
Total Value of Securities—100.14% (cost $173,825,594)		$158,338,832■

95

Schedules of investments

Delaware Ivy VIP Smid Cap Core

*	Fully or partially on loan.
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
■	Includes $6,570,947 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $6,781,009.

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

96

Statements of assets and liabilities

December 31, 2022

	Delaware Ivy VIP Asset StrategyΦ	Delaware Ivy VIP Balanced	Delaware Ivy VIP Energy	Delaware Ivy VIP Growth
Assets:
Investments of unaffiliated issuers, at value*,†	$538,671,036	$208,906,038	$123,990,867	$627,895,869
Investments of affiliated issuers, at value**	637,419	—	—	—
Short-term investments held as collateral for loaned securities, at value=	13,818,320	1,496,265	2,302,463	—
Cash	164,546	33,706	8,922	3,986
Cash collateral due from broker on futures contracts	485,650	101,090	—	—
Foreign currencies, at valueΔ	73,099	—	—	—
Bullion at value‡	26,371,837	—	—	—
Receivable for securities sold	1,996,282	—	206,270	1,174,301
Dividend and interest receivable	1,634,269	594,698	87,690	194,368
Foreign tax reclaims receivable	189,155	9,951	5,749	6,349
Receivable for portfolio shares sold	4,435	12,913	191,043	8,086
Other assets	1,443	681	123	2,256
Total Assets	584,047,491	211,155,342	126,793,127	629,285,215
Liabilities:
Obligation to return securities lending collateral	13,818,320	1,496,265	2,302,463	—
Payable for securities purchased	2,426,413	486,731	77,203	—
Accrued capital gains taxes on appreciated securities	477,256	—	—	—
Other accrued expenses	322,431	155,336	79,325	217,228
Payable for portfolio shares redeemed	216,993	180,115	199,019	254,405
Investment management fees payable to affiliates	197,930	126,866	89,784	385,535
Distribution fees payable to affiliates	122,012	45,309	—	137,691
Administration expenses payable to affiliates	64,652	30,489	4,325	79,052
Variation margin due to broker on future contracts	28,593	6,680	—	—
Total Liabilities	17,674,600	2,527,791	2,752,119	1,073,911
Total Net Assets	$566,372,891	$208,627,551	$124,041,008	$628,211,304

Net Assets Consist of:
Paid-in capital	$606,305,142	$226,715,237	$132,033,018	$424,588,516
Total distributable earnings (loss)	(39,932,251)	(18,087,686)	(7,992,010)	203,622,788
Total Net Assets	$566,372,891	$208,627,551	$124,041,008	$628,211,304

97

Statements of assets and liabilities

	Delaware Ivy VIP Asset StrategyΦ	Delaware Ivy VIP Balanced	Delaware Ivy VIP Energy	Delaware Ivy VIP Growth
Net Asset Value

Class I:
Net assets	$1,010,671	$—	$446,884	$—
Shares of beneficial interest outstanding, unlimited authorization, no par	128,698	—	88,154	—
Net asset value per share	$7.85	$—	$5.07	$—

Class II:
Net assets	$565,362,220	$208,627,551	$123,594,124	$628,211,304
Shares of beneficial interest outstanding, unlimited authorization, no par	71,999,326	44,505,316	24,386,469	78,865,666
Net asset value per share	$7.85	$4.69	$5.07	$7.97

*Investments of unaffiliated issuers, at cost	$548,181,173	$224,830,912	$116,006,793	$494,710,462
**Investments of affiliated issuers, at cost	33,621,862	—	—	—
†Including securities on loan	17,116,801	6,998,190	10,672,836	40,780,181
=Short-term investments held as collateral for loaned securities, at cost	13,818,320	1,496,265	2,302,463	—
‡Bullion, at cost	17,562,017	—	—	—
ΔForeign currencies, at cost	73,014	—	—	—

ΦConsolidated statements of assets and liabilities

See accompanying notes, which are an integral part of the financial statements.

98

	Delaware Ivy VIP High Income	Delaware Ivy VIP International Core Equity	Delaware Ivy VIP Mid Cap Growth	Delaware Ivy VIP Natural Resources
Assets:
Investments, at value*,†	$736,892,767	$473,481,016	$460,912,341	$109,512,045
Short-term investments held as collateral for loaned securities, at value=	36,258,877	7,445,419	195,750	3,858,940
Cash	2,319,202	2,701,378	—	—
Foreign currencies, at valueΔ	439,333	5,787,213	—	—
Dividend and interest receivable	12,614,953	663,713	180,027	44,893
Receivable for securities sold	1,857,597	6,220,948	990,323	417,518
Receivable for portfolio shares sold	608,034	1,299	16,616	7,518
Unrealized appreciation on foreign currency exchange contracts	84,180	3,045	—	—
Foreign tax reclaims receivable	7,602	960,428	—	19,768
Prepaid expenses	—	—	—	629
Reimbursement from affiliates	—	20,014	—	—
Other assets	2,348	—	1,185	167
Total Assets	791,084,893	497,284,473	462,296,242	113,861,478
Liabilities:
Obligation to return securities lending collateral	36,258,877	7,445,419	195,750	3,858,940
Payable for securities purchased	1,902,516	4,855,791	1,388,727	205,372
Investment management fees payable to affiliates	394,598	352,051	273,276	80,812
Payable for portfolio shares redeemed	263,398	229,006	47,246	87,482
Cash collateral due to brokers	180,000	—	—	—
Other accrued expenses	163,124	203,606	130,180	99,870
Distribution fees payable to affiliates	156,755	103,544	3,185	—
Administration expenses payable to affiliates	60,290	56,033	64,316	6,578
Unrealized depreciation on foreign currency exchange contracts	—	18,851	—	137
Total Liabilities	39,379,558	13,264,301	2,102,680	4,339,191
Total Net Assets	$751,705,335	$484,020,172	$460,193,562	$109,522,287

Net Assets Consist of:
Paid-in capital	$973,465,651	$509,535,554	$380,582,110	$148,515,814
Total distributable earnings (loss)	(221,760,316)	(25,515,382)	79,611,452	(38,993,527)
Total Net Assets	$751,705,335	$484,020,172	$460,193,562	$109,522,287

99

Statements of assets and liabilities

	Delaware Ivy VIP High Income	Delaware Ivy VIP International Core Equity	Delaware Ivy VIP Mid Cap Growth	Delaware Ivy VIP Natural Resources
Net Asset Value

Class I:
Net assets	$15,093,433	$—	$105,163,914	$—
Shares of beneficial interest outstanding, unlimited authorization, no par	5,344,580	—	10,954,671	—
Net asset value per share	$2.82	$—	$9.60	$—

Class II:
Net assets	$736,611,902	$484,020,172	$355,029,648	$109,522,287
Shares of beneficial interest outstanding, unlimited authorization, no par	261,682,475	34,268,020	37,481,007	22,970,884
Net asset value per share	$2.81	$14.12	$9.47	$4.77

*Investments, at cost	$869,923,132	$499,399,812	$437,428,619	$111,085,932
†Including securities on loan	38,792,042	25,427,392	16,635,152	8,496,793
=Short-term investments held as collateral for loaned securities, at cost	36,258,877	7,445,419	195,750	3,858,940
ΔForeign currencies, at cost	438,944	5,845,364	—	—

See accompanying notes, which are an integral part of the financial statements.

100

	Delaware Ivy VIP Science and Technology	Delaware Ivy VIP Small Cap Growth	Delaware Ivy VIP Smid Cap Core
Assets:
Investments, at value*,†	$452,285,797	$199,217,045	$158,338,832
Short-term investments held as collateral for loaned securities, at value=	652,255	168,219	—
Cash	—	—	2,022
Dividend and interest receivable	361,338	75,517	136,388
Receivable for portfolio shares sold	84,682	47,917	27,062
Foreign tax reclaims receivable	36,270	—	—
Receivable for securities sold	—	222,111	—
Other assets	1,311	878	—
Total Assets	453,421,653	199,731,687	158,504,304
Liabilities:
Obligation to return securities lending collateral	652,255	168,219	—
Investment management fees payable to affiliates	337,412	110,185	116,478
Payable for portfolio shares redeemed	194,116	59,380	66,240
Other accrued expenses	189,888	146,880	113,568
Distribution fees payable to affiliates	98,944	39,832	34,258
Administration expenses payable to affiliates	57,558	37,229	16,295
Payable for securities purchased	—	259,693	46,583
Total Liabilities	1,530,173	821,418	393,422
Total Net Assets	$451,891,480	$198,910,269	$158,110,882

Net Assets Consist of:
Paid-in capital	$436,154,535	$198,738,385	$154,641,353
Total distributable earnings (loss)	15,736,945	171,884	3,469,529
Total Net Assets	$451,891,480	$198,910,269	$158,110,882

101

Statements of assets and liabilities

	Delaware Ivy VIP Science and Technology	Delaware Ivy VIP Small Cap Growth	Delaware Ivy VIP Smid Cap Core
Net Asset Value

Class I :
Net assets	$1,331,366	$17,453,779	$—
Shares of beneficial interest outstanding, unlimited authorization, no par	75,196	2,857,471	—
Net asset value per share	$17.71	$6.11	$—

Class II:
Net assets	$450,560,114	$181,456,490	$158,110,882
Shares of beneficial interest outstanding, unlimited authorization, no par	25,816,693	30,063,320	14,198,406
Net asset value per share	$17.45	$6.04	$11.14

*Investments, at cost	$458,348,583	$229,218,867	$173,825,594
†Including securities on loan	12,389,802	7,458,683	6,570,947
=Short-term investments held as collateral for loaned securities, at cost	652,255	168,219	—

See accompanying notes, which are an integral part of the financial statements.

102

Statements of operations

Year ended December 31, 2022

	Delaware Ivy VIP Asset Strategyφ	Delaware Ivy VIP Balanced	Delaware Ivy VIP Energy	Delaware Ivy VIP Growth
Investment Income:
Dividends	$6,989,271	$1,982,023	$4,797,708	$5,068,437
Interest	6,147,389	2,105,107	—	—
Interest - affiliated	153,092	—	—	—
Securities lending income	46,294	10,491	268,483	38,330
Foreign tax withheld	(477,861)	(8,137)	(171,147)	(45,013)
	12,858,185	4,089,484	4,895,044	5,061,754

Expenses:
Investment advisory fees	4,331,264	1,595,597	1,014,989	5,163,240
Distribution expenses — Class II	1,544,296	569,856	297,429	1,844,072
Accounting and administration expenses	145,634	88,898	49,470	203,053
Trustees’ fees and expenses	111,760	64,598	19,136	49,839
Audit and tax fees	49,906	44,863	31,406	32,076
Custodian fees	43,434	20,929	12,825	14,578
Reports and statements to shareholders servicing expenses	21,799	12,746	16,109	13,930
Legal fees	3,915	19,776	10,448	24,404
Dividend disbursing and transfer agent fees and expenses	202	300	5,240	22,361
Registration fees	7	7	7	7
Other	23,188	31,047	12,280	21,419
	6,275,405	2,448,617	1,469,339	7,388,979
Less expenses waived	(883,022)	—	—	—
Less expenses paid indirectly	(1)	—	—	—
Total operating expenses	5,392,382	2,448,617	1,469,339	7,388,979
Net Investment Income (Loss)	7,465,803	1,640,867	3,425,705	(2,327,225)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	26,411,151	(3,563,722)	25,614,510	70,668,445
Foreign currencies	(24,579)	—	95,938	(1,544)
Foreign currency exchange contracts	(354,355)	—	(66,222)	1,640
Futures contracts	(615,677)	(69,543)	—	—
Swap contracts	—	7,094	—	—
Net realized gain (loss)	25,416,540	(3,626,171)	25,644,226	70,668,541

Net change in unrealized appreciation (depreciation) on:
Investments	(107,115,332)	(40,892,673)	10,282,265	(327,274,704)
Affiliated investments	(32,984,443)	—	—	—
Foreign currencies	(28,605)	—	42	—
Futures contracts	(49,688)	1,015	—	—
Net change in unrealized appreciation (depreciation)	(140,178,068)	(40,891,658)	10,282,307	(327,274,704)
Net Realized and Unrealized Gain (Loss)	(114,761,528)	(44,517,829)	35,926,533	(256,606,163)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(107,295,725)	$(42,876,962)	$39,352,238	$(258,933,388)

φConsolidated statements of operations

See accompanying notes, which are an integral part of the financial statements.

103

Statements of operations

	Delaware Ivy VIP High Income	Delaware Ivy VIP International Core Equity	Delaware Ivy VIP Mid Cap Growth	Delaware Ivy VIP Natural Resources
Investment Income:
Interest	$51,947,593	$—	$—	$—
Dividends	3,897,313	15,063,915	2,460,720	3,694,325
Securities lending income	1,090,139	92,482	32,665	336,058
Refund of previously paid foreign taxes	—	2,337,777	—	—
Foreign tax withheld	—	(1,718,952)	(891)	(52,783)
	56,935,045	15,775,222	2,492,494	3,977,600

Expenses:
Investment advisory fees	4,954,987	4,337,857	4,385,296	969,717
Distribution expenses — Class II	1,971,733	1,275,840	976,163	285,211
Accounting and administration expenses	135,843	150,871	168,171	40,308
Trustees’ fees and expenses	102,232	55,827	73,898	34,118
Legal fees	49,149	14,840	7,380	13,418
Audit and tax fees	45,388	34,455	31,435	33,589
Custodian fees	41,880	76,815	11,113	19,344
Reports and statements to shareholders servicing expenses	22,550	21,664	19,479	16,610
Dividend disbursing and transfer agent fees and expenses	20,649	20,726	18,769	6,098
Registration fees	7	6	7	7
Other	35,526	39,651	14,247	6,157
	7,379,944	6,028,552	5,705,958	1,424,577
Less expenses waived	—	—	(346,147)	—
Less expenses paid indirectly	(1)	—	(1)	—
Total operating expenses	7,379,943	6,028,552	5,359,810	1,424,577
Net Investment Income (Loss)	49,555,102	9,746,670	(2,867,316)	2,553,023

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(35,314,361)	(7,552,485)	56,777,928	13,512,786
Foreign currencies	(281,539)	(434,170)	—	96,323
Foreign currency exchange contracts	285,402	179,734	—	(136,956)
Options purchased	—	—	(181,881)	—
Options written	—	—	(378,293)	—
Net realized gain (loss)	(35,310,498)	(7,806,921)	56,217,754	13,472,153

Net change in unrealized appreciation (depreciation) on:
Investments	(139,358,170)	(91,114,545)	(271,434,455)	275,154
Affiliated investments	24,593,161	—	—	—
Foreign currencies	(746)	(52,839)	—	5,171
Foreign currency exchange contracts	221,233	(15,806)	—	(137)
Options purchased	—	—	68,668	—
Options written	—	—	524,821	—
Net change in unrealized appreciation (depreciation)	(114,544,522)	(91,183,190)	(270,840,966)	280,188
Net Realized and Unrealized Gain (Loss)	(149,855,020)	(98,990,111)	(214,623,212)	13,752,341
Net Increase (Decrease) in Net Assets Resulting from Operations	$(100,299,918)	$(89,243,441)	$(217,490,528)	$16,305,364

See accompanying notes, which are an integral part of the financial statements.

104

	Delaware Ivy VIP Science and Technology	Delaware Ivy VIP Small Cap Growth	Delaware Ivy VIP Smid Cap Core
Investment Income:
Dividends	$3,707,359	$1,435,484	$2,386,450
Securities lending income	81,114	377,888	12,212
Foreign tax withheld	(92,731)	—	—
	3,695,742	1,813,372	2,398,662

Expenses:
Investment advisory fees	4,501,218	2,731,627	1,396,894
Distribution expenses — Class II	1,319,841	749,119	410,851
Accounting and administration expenses	150,933	111,465	70,206
Trustees’ fees and expenses	52,099	50,474	31,014
Dividend disbursing and transfer agent fees and expenses	38,601	9,368	12,131
Audit and tax fees	31,810	27,681	31,306
Reports and statements to shareholders servicing expenses	19,613	27,022	13,091
Legal fees	16,354	11,034	13,373
Custodian fees	16,279	18,516	21,923
Registration fees	7	7	6
Other	61,223	12,946	11,426
	6,207,978	3,749,259	2,012,221
Less expenses waived	—	(135,551)	—
Less expenses paid indirectly	(1)	(1)	—
Total operating expenses	6,207,977	3,613,707	2,012,221
Net Investment Income (Loss)	(2,512,235)	(1,800,335)	386,441

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	24,169,592	24,627,627	18,660,935
Foreign currencies	(1,016)	—	—
Foreign currency exchange contracts	196	—	—
Net increase from payment by affiliates[1]	—	5,772,824	—
Net realized gain (loss)	24,168,772	30,400,451	18,660,935

Net change in unrealized appreciation (depreciation) on:
Investments	(243,220,609)	(135,463,338)	(46,656,011)
Foreign currencies	(2,306)	—	—
Net change in unrealized appreciation (depreciation)	(243,222,915)	(135,463,338)	(46,656,011)
Net Realized and Unrealized Gain (Loss)	(219,054,143)	(105,062,887)	(27,995,076)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(221,566,378)	$(106,863,222)	$(27,608,635)

1 See Note 2 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

105

Statements of changes in net assets

Ivy Variable Insurance Portfolios

	Delaware Ivy VIP Asset Strategyφ		Delaware Ivy VIP Balanced
	Year ended		Year ended
	12/31/22	12/31/21	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$7,465,803	$4,820,768	$1,640,867	$1,753,627
Net realized gain (loss)	25,416,540	92,334,387	(3,626,171)	86,905,142
Net change in unrealized appreciation (depreciation)	(140,178,068)	(22,017,395)	(40,891,658)	(36,223,075)
Net increase (decrease) in net assets resulting from operations	(107,295,725)	75,137,760	(42,876,962)	52,435,694

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class I	(101,290)	(123,895)	—	—
Class II	(57,229,359)	(87,212,714)	(89,099,578)	(25,006,127)

Return of capital:
Class I	(813)	—	—	—
Class II	(485,567)	—	—	—
	(57,817,029)	(87,336,609)	(89,099,578)	(25,006,127)

Capital Share Transactions:
Proceeds from shares sold:
Class I	22,114	930,271	—	—
Class II	20,319,480	27,512,423	5,054,309	11,704,935

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class I	102,103	123,895	—	—
Class II	57,714,926	87,212,714	89,099,578	25,006,127
	78,158,623	115,779,303	94,153,887	36,711,062
Cost of shares redeemed:
Class I	(7,197)	(228,661)	—	—
Class II	(90,741,710)	(123,849,978)	(24,816,273)	(136,600,091)
	(90,748,907)	(124,078,639)	(24,816,273)	(136,600,091)
Increase (decrease) in net assets derived from capital share transactions	(12,590,284)	(8,299,336)	69,337,614	(99,889,029)
Net Decrease in Net Assets	(177,703,038)	(20,498,185)	(62,638,926)	(72,459,462)

Net Assets:
Beginning of year	744,075,929	764,574,114	271,266,477	343,725,939
End of year	$566,372,891	$744,075,929	$208,627,551	$271,266,477

φ Consolidated statements of changes in net assets

See accompanying notes, which are an integral part of the financial statements.

106

	Delaware Ivy VIP Energy		Delaware Ivy VIP Growth
	Year ended		Year ended
	12/31/22	12/31/21	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$3,425,705	$897,768	$(2,327,225)	$(4,204,182)
Net realized gain (loss)	25,644,226	10,423,212	70,668,541	184,088,806
Net change in unrealized appreciation (depreciation)	10,282,307	7,865,868	(327,274,704)	89,386,977
Net increase (decrease) in net assets resulting from operations	39,352,238	19,186,848	(258,933,388)	269,271,601

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class I	(14,735)	(2,647)	—	—
Class II	(3,623,499)	(1,016,972)	(179,987,618)	(98,262,055)
	(3,638,234)	(1,019,619)	(179,987,618)	(98,262,055)

Capital Share Transactions:
Proceeds from shares sold:
Class I	849,105	126,637	—	—
Class II	92,437,878	50,732,309	47,292,019	103,904,201

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class I	14,735	2,647	—	—
Class II	3,623,499	1,016,972	179,987,618	98,262,055
	96,925,217	51,878,565	227,279,637	202,166,256
Cost of shares redeemed:
Class I	(681,163)	(234,664)	—	—
Class II	(82,062,558)	(39,207,540)	(182,794,509)	(246,709,528)
	(82,743,721)	(39,442,204)	(182,794,509)	(246,709,528)
Increase (decrease) in net assets derived from capital share transactions	14,181,496	12,436,361	44,485,128	(44,543,272)
Net Increase (Decrease) in Net Assets	49,895,500	30,603,590	(394,435,878)	126,466,274

Net Assets:
Beginning of year	74,145,508	43,541,918	1,022,647,182	896,180,908
End of year	$124,041,008	$74,145,508	$628,211,304	$1,022,647,182

See accompanying notes, which are an integral part of the financial statements.

107

Statements of changes in net assets

Ivy Variable Insurance Portfolios

	Delaware Ivy VIP High Income		Delaware Ivy VIP International Core Equity
	Year ended		Year ended
	12/31/22	12/31/21	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$49,555,102	$53,523,791	$9,746,670	$9,839,024
Net realized gain (loss)	(35,310,498)	(8,915,234)	(7,806,921)	82,070,410
Net change in unrealized appreciation (depreciation)	(114,544,522)	8,375,935	(91,183,190)	(3,179,449)
Net increase (decrease) in net assets resulting from operations	(100,299,918)	52,984,492	(89,243,441)	88,729,985

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class I	(1,120,406)	(1,264,115)	—	—
Class II	(51,556,130)	(52,760,331)	(52,574,539)	(6,911,509)
	(52,676,536)	(54,024,446)	(52,574,539)	(6,911,509)

Capital Share Transactions:
Proceeds from shares sold:
Class I	2,138,328	2,988,357	—	—
Class II	72,956,805	115,230,591	33,398,259	30,336,557

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class I	1,120,406	1,264,115	—	—
Class II	51,556,130	52,760,331	52,574,539	6,911,509
	127,771,669	172,243,394	85,972,798	37,248,066
Cost of shares redeemed:
Class I	(3,926,749)	(5,598,142)	—	—
Class II	(130,609,304)	(133,627,810)	(80,660,894)	(147,978,400)
	(134,536,053)	(139,225,952)	(80,660,894)	(147,978,400)
Increase (decrease) in net assets derived from capital share transactions	(6,764,384)	33,017,442	5,311,904	(110,730,334)
Capital contributions[1]	—	—	20,014	—
Net Increase (Decrease) in Net Assets	(159,740,838)	31,977,488	(136,486,062)	(28,911,858)

Net Assets:
Beginning of year	911,446,173	879,468,685	620,506,234	649,418,092
End of year	$751,705,335	$911,446,173	$484,020,172	$620,506,234

1 See Note 2 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

108

	Delaware Ivy VIP Mid Cap Growth		Delaware Ivy VIP Natural Resources
	Year ended		Year ended
	12/31/22	12/31/21	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(2,867,316)	$(4,941,349)	$2,553,023	$1,650,874
Net realized gain (loss)	56,217,754	115,551,436	13,472,153	16,212,480
Net change in unrealized appreciation (depreciation)	(270,840,966)	167,074	280,188	2,162,426
Net increase (decrease) in net assets resulting from operations	(217,490,528)	110,777,161	16,305,364	20,025,780

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class I	(27,030,938)	(28,371,842)	—	—
Class II	(83,204,589)	(54,305,125)	(1,937,990)	(1,377,946)
	(110,235,527)	(82,676,967)	(1,937,990)	(1,377,946)

Capital Share Transactions:
Proceeds from shares sold:
Class I	16,860,457	25,638,061	—	—
Class II	57,945,087	102,814,158	46,421,492	20,233,095

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class I	27,030,938	28,371,842	—	—
Class II	83,204,589	54,305,125	1,937,990	1,377,946
	185,041,071	211,129,186	48,359,482	21,611,041
Cost of shares redeemed:
Class I	(65,638,075)	(98,590,857)	—	—
Class II	(62,327,227)	(99,353,586)	(44,058,934)	(24,226,833)
	(127,965,302)	(197,944,443)	(44,058,934)	(24,226,833)
Increase (decrease) in net assets derived from capital share transactions	57,075,769	13,184,743	4,300,548	(2,615,792)
Net Increase (Decrease) in Net Assets	(270,650,286)	41,284,937	18,667,922	16,032,042

Net Assets:
Beginning of year	730,843,848	689,558,911	90,854,365	74,822,323
End of year	$460,193,562	$730,843,848	$109,522,287	$90,854,365

See accompanying notes, which are an integral part of the financial statements.

109

Statements of changes in net assets

Ivy Variable Insurance Portfolios

	Delaware Ivy VIP Science and Technology		Delaware Ivy VIP Small Cap Growth
	Year ended		Year ended
	12/31/22	12/31/21	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(2,512,235)	$(5,548,436)	$(1,800,335)	$(3,677,140)
Net realized gain (loss)	24,168,772	264,466,265	24,627,627	79,559,037
Net increase from payment by affiliates	—	—	5,772,824	—
Net change in unrealized appreciation (depreciation)	(243,222,915)	(159,999,164)	(135,463,338)	(55,777,763)
Net increase (decrease) in net assets resulting from operations	(221,566,378)	98,918,665	(106,863,222)	20,104,134

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class I	(204,675)	(630,025)	(4,768,113)	(6,960,521)
Class II	(66,445,227)	(201,467,757)	(71,059,344)	(51,658,903)
	(66,649,902)	(202,097,782)	(75,827,457)	(58,619,424)

Capital Share Transactions:
Proceeds from shares sold:
Class I	530,872	1,857,407	3,175,439	5,805,956
Class II	45,016,503	56,146,004	17,370,652	24,884,660

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class I	204,675	630,024	4,768,113	6,960,521
Class II	66,445,227	201,467,759	71,059,344	51,658,903
	112,197,277	260,101,194	96,373,548	89,310,040
Cost of shares redeemed:
Class I	(653,015)	(2,164,748)	(22,970,280)	(20,490,747)
Class II	(80,710,910)	(123,849,716)	(129,582,097)	(57,061,025)
	(81,363,925)	(126,014,464)	(152,552,377)	(77,551,772)
Increase (decrease) in net assets derived from capital share transactions	30,833,352	134,086,730	(56,178,829)	11,758,268
Net Increase (Decrease) in Net Assets	(257,382,928)	30,907,613	(238,869,508)	(26,757,022)

Net Assets:
Beginning of year	709,274,408	678,366,795	437,779,777	464,536,799
End of year	$451,891,480	$709,274,408	$198,910,269	$437,779,777

See accompanying notes, which are an integral part of the financial statements.

110

	Delaware Ivy VIP Smid Cap Core
	Year ended
	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$386,441	$(200,926)
Net realized gain (loss)	18,660,935	36,031,050
Net change in unrealized appreciation (depreciation)	(46,656,011)	1,327,330
Net increase (decrease) in net assets resulting from operations	(27,608,635)	37,157,454

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class II	(34,590,065)	—
	(34,590,065)	—

Capital Share Transactions:
Proceeds from shares sold:
Class II	29,148,495	18,954,835

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class II	34,590,065	—
	63,738,560	18,954,835
Cost of shares redeemed:
Class II	(25,188,039)	(57,222,880)
Increase (decrease) in net assets derived from capital share transactions	38,550,521	(38,268,045)
Net Decrease in Net Assets	(23,648,179)	(1,110,591)

Net Assets:
Beginning of year	181,759,061	182,869,652
End of year	$158,110,882	$181,759,061

See accompanying notes, which are an integral part of the financial statements.

111

Financial highlights

Delaware Ivy VIP Asset Strategy Class IΦ

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22		12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$10.20		$10.45	$9.50	$8.29	$9.37

Income (loss) from investment operations:
Net investment income[1]	0.12		0.08	0.17	0.20	0.18
Net realized and unrealized gain (loss)	(1.60)		1.01	1.16	1.63	(0.67)
Total from investment operations	(1.48)		1.09	1.33	1.83	(0.49)

Less dividends and distributions from:
Net investment income	(0.16)		(0.20)	(0.22)	(0.23)	(0.20)
Net realized gain	(0.70)		(1.14)	(0.16)	(0.39)	(0.39)
Return of capital	(0.01)		—	—	—	—
Total dividends and distributions	(0.87)		(1.34)	(0.38)	(0.62)	(0.59)

Net asset value, end of period	$7.85		$10.20	$10.45	$9.50	$8.29

Total return[2]	(14.54%	)[3]	10.72% [3]	14.16%	22.08% [3]	(5.20%	)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,011		$1 [4]	$— [4,5]	$1 [4]	$—	[4,5]
Ratio of expenses to average net assets[6]	0.66%		0.65%	0.77%	0.77%	0.78%
Ratio of expenses to average net assets prior to fees waived[6]	0.77%		0.75%	0.77%	0.77%	0.78%
Ratio of net investment income to average net assets	1.42%		0.76%	1.83%	2.19%	1.91%
Ratio of net investment income to average net assets prior to fees waived	1.31%		0.66%	1.83%	2.19%	1.91%
Portfolio turnover	102%		56%	44%	46%	58%

Φ	Consolidated financial highlights.
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounds to less than $500 thousands.
[6]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

112

Delaware Ivy VIP Asset Strategy Class IIΦ

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22		12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$10.19		$10.44	$9.50	$8.29	$9.37

Income (loss) from investment operations:
Net investment income[1]	0.10		0.07	0.15	0.18	0.16
Net realized and unrealized gain (loss)	(1.59)		1.00	1.15	1.62	(0.67)
Total from investment operations	(1.49)		1.07	1.30	1.80	(0.51)

Less dividends and distributions from:
Net investment income	(0.14)		(0.18)	(0.20)	(0.20)	(0.18)
Net realized gain	(0.70)		(1.14)	(0.16)	(0.39)	(0.39)
Return of capital	(0.01)		—	—	—	—
Total dividends and distributions	(0.85)		(1.32)	(0.36)	(0.59)	(0.57)

Net asset value, end of period	$7.85		$10.19	$10.44	$9.50	$8.29

Total return[2]	(14.71%	)[3]	10.44% [3]	13.88%	21.78%	(5.44% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$565,362		$743 [4]	$764 [4]	$772 [4]	$753 [4]
Ratio of expenses to average net assets[5]	0.87%		0.90%	1.02%	1.02%	1.03%
Ratio of expenses to average net assets prior to fees waived[5]	1.01%		1.01%	1.02%	1.02%	1.03%
Ratio of net investment income to average net assets	1.21%		0.64%	1.60%	1.94%	1.65%
Ratio of net investment income to average net assets prior to fees waived	1.07%		0.53%	1.60%	1.94%	1.65%
Portfolio turnover	102%		56%	44%	46%	58%
Φ	Consolidated financial highlights.
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

113

Financial highlights

Delaware Ivy VIP Balanced Class II

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$9.39	$8.71	$8.22	$7.46	$7.95

Income (loss) from investment operations:
Net investment income[1]	0.04	0.05	0.09	0.11	0.12
Net realized and unrealized gain (loss)	(1.55)	1.29	0.94	1.44	(0.36)
Total from investment operations	(1.51)	1.34	1.03	1.55	(0.24)

Less dividends and distributions from:
Net investment income	(0.09)	(0.09)	(0.11)	(0.14)	(0.13)
Net realized gain	(3.10)	(0.57)	(0.43)	(0.65)	(0.12)
Total dividends and distributions	(3.19)	(0.66)	(0.54)	(0.79)	(0.25)

Net asset value, end of period	$4.69	$9.39	$8.71	$8.22	$7.46

Total return[2]	(16.11% )	15.97%	14.11%	22.09%	(3.24% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$208,628	$271 [3]	$344 [3]	$341 [3]	$310 [3]
Ratio of expenses to average net assets[4]	1.07%	1.00%	1.02%	1.01%	1.01%
Ratio of net investment income to average net assets	0.72%	0.51%	1.13%	1.38%	1.55%
Portfolio turnover	72%	79%	61%	44%	54%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

114

Delaware Ivy VIP Energy Class I

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20		12/31/19		12/31/18
Net asset value, beginning of period	$3.48	$2.48	$4.02		$3.88		$5.87

Income (loss) from investment operations:
Net investment income[1]	0.15	0.04	0.04		0.03		—	[2]
Net realized and unrealized gain (loss)	1.61	1.02	(1.52)		0.11		(1.99)
Total from investment operations	1.76	1.06	(1.48)		0.14		(1.99)

Less dividends and distributions from:
Net investment income	(0.17)	(0.06)	(0.06)		—		—
Total dividends and distributions	(0.17)	(0.06)	(0.06)		—		—

Net asset value, end of period	$5.07	$3.48	$2.48		$4.02		$3.88

Total return[3]	50.85%	42.33%	(36.67%	)[4]	3.74%		(33.96%	)[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$447	$— [5,6]	$—	[5,6]	$—	[5,6]	$—	[5,6]
Ratio of expenses to average net assets[7]	0.98%	0.97%	1.06%		1.04%		0.94%
Ratio of expenses to average net assets prior to fees waived[7]	0.98%	0.97%	1.12%		1.04%		0.94%
Ratio of net investment income (loss) to average net assets	3.04%	1.20%	1.89%		0.64%		(0.09%	)
Ratio of net investment income (loss) to average net assets prior to fees waived	3.04%	1.20%	1.83%		0.64%		(0.09%	)
Portfolio turnover	85%	119%	54%		21%		37%
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[4]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Rounds to less than $500 thousands.
[7]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

115

Financial highlights

Delaware Ivy VIP Energy Class II

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20		12/31/19		12/31/18
Net asset value, beginning of period	$3.47	$2.48	$4.00		$3.87		$5.87

Income (loss) from investment operations:
Net investment income (loss)[1]	0.14	0.04	0.04		0.02		(0.02)
Net realized and unrealized gain (loss)	1.61	1.00	(1.52)		0.11		(1.98)
Total from investment operations	1.75	1.04	(1.48)		0.13		(2.00)

Less dividends and distributions from:
Net investment income	(0.15)	(0.05)	(0.04)		—		—
Total dividends and distributions	(0.15)	(0.05)	(0.04)		—		—

Net asset value, end of period	$5.07	$3.47	$2.48		$4.00		$3.87

Total return[2]	50.42%	42.00%	(36.83%	)[3]	3.48%		(34.14%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$123,594	$74 [4]	$44	[4]	$42	[4]	$39	[4]
Ratio of expenses to average net assets[5]	1.23%	1.22%	1.31%		1.29%		1.19%
Ratio of expenses to average net assets prior to fees waived[5]	1.23%	1.22%	1.37%		1.29%		1.19%
Ratio of net investment income (loss) to average net assets	2.87%	1.41%	1.62%		0.42%		(0.41%	)
Ratio of net investment income (loss) to average net assets prior
to fees waived	2.87%	1.41%	1.56%		0.42%		(0.41%	)
Portfolio turnover	85%	119%	54%		21%		37%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

116

Delaware Ivy VIP Growth Class II

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$14.85	$12.70	$11.33	$11.02	$12.09

Income (loss) from investment operations:
Net investment loss[1]	(0.03)	(0.06)	(0.02)	(0.01)	—	[2]
Net realized and unrealized gain (loss)	(3.97)	3.57	3.03	3.58	0.36
Total from investment operations	(4.00)	3.51	3.01	3.57	0.36

Less dividends and distributions from:
Net investment income	—	—	—	—	—	[2]
Net realized gain	(2.88)	(1.36)	(1.64)	(3.26)	(1.43)
Total dividends and distributions	(2.88)	(1.36)	(1.64)	(3.26)	(1.43)

Net asset value, end of period	$7.97	$14.85	$12.70	$11.33	$11.02

Total return[3]	(27.24%)	30.03%	30.55%	36.59%	2.28%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$628,211	$1,023 [4]	$896 [4]	$791 [4]	$669	[4]
Ratio of expenses to average net assets[5]	1.00%	0.99%	1.01%	1.00%	1.00%
Ratio of net investment loss to average net assets	(0.32% )	(0.42% )	(0.20% )	(0.05% )	(0.02%	)
Portfolio turnover	12%	22%	29%	30%	37%
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

117

Financial highlights

Delaware Ivy VIP High Income Class I

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$3.40	$3.41	$3.48	$3.35	$3.65

Income (loss) from investment operations:
Net investment income[1]	0.19	0.21	0.21	0.24	0.23
Net realized and unrealized gain (loss)	(0.56)	(0.01)	(0.03)	0.13	(0.29)
Total from investment operations	(0.37)	0.20	0.18	0.37	(0.06)

Less dividends and distributions from:
Net investment income	(0.21)	(0.21)	(0.25)	(0.24)	(0.24)
Total dividends and distributions	(0.21)	(0.21)	(0.25)	(0.24)	(0.24)

Net asset value, end of period	$2.82	$3.40	$3.41	$3.48	$3.35

Total return[2]	(10.91% )	6.33%	6.30%	11.49%	(1.86%	)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15,093	$19 [4]	$20 [4]	$27 [4]	$44	[4]
Ratio of expenses to average net assets[5]	0.67%	0.67%	0.69%	0.67%	0.66%
Ratio of expenses to average net assets prior to fees waived[5]	0.67%	0.67%	0.69%	0.67%	0.66%
Ratio of net investment income to average net assets	6.40%	6.11%	6.54%	6.82%	6.50%
Ratio of net investment income to average net assets prior to fees waived	6.40%	6.11%	6.54%	6.82%	6.50%
Portfolio turnover	61%	54%	52%	35%	42%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

118

Delaware Ivy VIP High Income Class II

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21		12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$3.39	$3.40		$3.47	$3.34	$3.64

Income (loss) from investment operations:
Net investment income[1]	0.18	0.20		0.20	0.23	0.22
Net realized and unrealized gain (loss)	(0.56)	—	[2]	(0.03)	0.13	(0.29)
Total from investment operations	(0.38)	0.20		0.17	0.36	(0.07)

Less dividends and distributions from:
Net investment income	(0.20)	(0.21)		(0.24)	(0.23)	(0.23)
Total dividends and distributions	(0.20)	(0.21)		(0.24)	(0.23)	(0.23)

Net asset value, end of period	$2.81	$3.39		$3.40	$3.47	$3.34

Total return[3]	(11.28% )	6.06%		6.03%	11.19%	(2.11% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$736,612	$892	[4]	$859 [4]	$859 [4]	$803 [4]
Ratio of expenses to average net assets[5]	0.92%	0.92%		0.94%	0.92%	0.91%
Ratio of net investment income to average net assets	6.15%	5.85%		6.28%	6.57%	6.27%
Portfolio turnover	61%	54%		52%	35%	42%
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

119

Financial highlights

Delaware Ivy VIP International Core Equity Class II

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22		12/31/21	12/31/20		12/31/19	12/31/18
Net asset value, beginning of period	$18.47		$16.35	$15.65		$14.66	$18.58

Income (loss) from investment operations:
Net investment income[1]	0.28		0.27	0.16		0.29	0.30
Net realized and unrealized gain (loss)	(3.02)		2.04	0.88		2.28	(3.45)
Total from investment operations	(2.74)		2.31	1.04		2.57	(3.15)

Less dividends and distributions from:
Net investment income	(0.36)		(0.19)	(0.34)		(0.25)	(0.28)
Net realized gain	(1.25)		—	—	[2]	(1.33)	(0.49)
Total dividends and distributions	(1.61)		(0.19)	(0.34)		(1.58)	(0.77)

Capital contributions	—	[2,3]	—	—		—	—

Net asset value, end of period	$14.12		$18.47	$16.35		$15.65	$14.66

Total return[4]	(14.72%	)[5,6]	14.18%	7.19%		18.69%	(17.81% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$484,020		$621 [7]	$649	[7]	$699 [7]	$676 [7]
Ratio of expenses to average net assets[8]	1.18%		1.16%	1.17%		1.16%	1.16%
Ratio of net investment income to average net assets	1.91%		1.49%	1.10%		1.93%	1.70%
Portfolio turnover	63%		81%	82%		69%	51%
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	See Note 2 in “Notes to financial statements.”
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[5]	Total return for the year ended December 31, 2022 includes the impact of the refund of previously paid foreign taxes. Total return would have been lower by 0.38% excluding refund of previously paid foreign taxes.
[6]	Total return for the year ended December 31, 2022 includes the impact of the capital contribution, which was not material to the total return.
[7]	Net assets reported in millions.
[8]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

120

Delaware Ivy VIP Mid Cap Growth Class I

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21		12/31/20		12/31/19		12/31/18
Net asset value, beginning of period	$17.99	$17.60		$12.77		$11.10		$11.63

Income (loss) from investment operations:
Net investment loss[1]	(0.04)	(0.09)		(0.04)		(0.02)		(0.02)
Net realized and unrealized gain (loss)	(5.45)	2.71		5.89		3.95		0.09
Total from investment operations	(5.49)	2.62		5.85		3.93		0.07

Less dividends and distributions from:
Net realized gain	(2.90)	(2.23)		(1.02)		(2.26)		(0.60)
Total dividends and distributions	(2.90)	(2.23)		(1.02)		(2.26)		(0.60)

Net asset value, end of period	$9.60	$17.99		$17.60		$12.77		$11.10

Total return[2]	(30.62% )	16.65%		49.37%		38.28%		0.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$105,164	$212	[3]	$246	[3]	$233	[3]	$184	[3]
Ratio of expenses to average net assets[4]	0.85%	0.85%		0.85%		0.85%		0.85%
Ratio of expenses to average net assets prior to fees waived[4]	0.92%	0.89%		0.90%		0.90%		0.90%
Ratio of net investment loss to average net assets	(0.38% )	(0.51%	)	(0.27%	)	(0.20%	)	(0.14%	)
Ratio of net investment loss to average net assets prior to fees waived	(0.45% )	(0.55%	)	(0.32%	)	(0.25%	)	(0.19%	)
Portfolio turnover	29%	27%		25%		20%		53%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

121

Financial highlights

Delaware Ivy VIP Mid Cap Growth Class II

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21		12/31/20		12/31/19		12/31/18
Net asset value, beginning of period	$17.84	$17.48		$12.69		$11.07		$11.61

Income (loss) from investment operations:
Net investment loss[1]	(0.07)	(0.13)		(0.07)		(0.06)		(0.05)
Net realized and unrealized gain (loss)	(5.40)	2.68		5.85		3.94		0.09
Total from investment operations	(5.47)	2.55		5.78		3.88		0.04

Less dividends and distributions from:
Net realized gain	(2.90)	(2.19)		(0.99)		(2.26)		(0.58)
Total dividends and distributions	(2.90)	(2.19)		(0.99)		(2.26)		(0.58)

Net asset value, end of period	$9.47	$17.84		$17.48		$12.69		$11.07

Total return[2]	(30.78% )	16.36%		49.00%		37.94%		(0.06%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$355,030	$519	[3]	$444	[3]	$315	[3]	$230	[3]
Ratio of expenses to average net assets[4]	1.10%	1.10%		1.10%		1.10%		1.10%
Ratio of expenses to average net assets prior to fees waived[4]	1.17%	1.14%		1.15%		1.15%		1.15%
Ratio of net investment loss to average net assets	(0.61% )	(0.76%	)	(0.53%	)	(0.45%	)	(0.42%	)
Ratio of net investment loss to average net assets prior to fees waived	(0.68% )	(0.80%	)	(0.58%	)	(0.50%	)	(0.47%	)
Portfolio turnover	29%	27%		25%		20%		53%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

122

Delaware Ivy VIP Natural Resources Class II

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$4.12	$3.30	$3.84	$3.55	$4.63

Income (loss) from investment operations:
Net investment income[1]	0.10	0.07	0.04	0.07	0.03
Net realized and unrealized gain (loss)	0.63	0.81	(0.51)	0.26	(1.10)
Total from investment operations	0.73	0.88	(0.47)	0.33	(1.07)

Less dividends and distributions from:
Net investment income	(0.08)	(0.06)	(0.07)	(0.04)	(0.01)
Total dividends and distributions	(0.08)	(0.06)	(0.07)	(0.04)	(0.01)

Net asset value, end of period	$4.77	$4.12	$3.30	$3.84	$3.55

Total return[2]	17.72%	26.68%	(11.99% )	9.46%	(23.23% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$109,522	$91 [3]	$75 [3]	$88 [3]	$88 [3]
Ratio of expenses to average net assets[4]	1.25%	1.21%	1.31%	1.24%	1.21%
Ratio of net investment income to average net assets	2.24%	1.89%	1.40%	1.88%	0.72%
Portfolio turnover	65%	121%	71%	36%	33%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

123

Financial highlights

Delaware Ivy VIP Science and Technology Class I

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21		12/31/20		12/31/19		12/31/18
Net asset value, beginning of period	$29.81	$36.13		$29.94		$21.91		$27.04

Income (loss) from investment operations:
Net investment loss[1]	(0.05)	(0.22)		(0.14)		(0.06)		(0.03)
Net realized and unrealized gain (loss)	(9.20)	5.56		10.31		10.95		(1.24)
Total from investment operations	(9.25)	5.34		10.17		10.89		(1.27)

Less dividends and distributions from:
Net realized gain	(2.85)	(11.66)		(3.98)		(2.86)		(3.86)
Total dividends and distributions	(2.85)	(11.66)		(3.98)		(2.86)		(3.86)

Net asset value, end of period	$17.71	$29.81		$36.13		$29.94		$21.91

Total return[2]	(31.67% )	15.45%		35.70%		49.86%		(5.00%	)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,331	$2	[4]	$2	[4]	$1	[4]	$1	[4]
Ratio of expenses to average net assets[5]	0.92%	0.89%		0.91%		0.90%		0.91%
Ratio of expenses to average net assets prior to fees waived[5]	0.92%	0.89%		0.91%		0.90%		0.91%
Ratio of net investment loss to average net assets	(0.23% )	(0.57%	)	(0.44%	)	(0.23%	)	(0.11%	)
Ratio of net investment loss to average net assets prior to fees waived	(0.23% )	(0.57%	)	(0.44%	)	(0.23%	)	(0.11%	)
Portfolio turnover	58%	55%		8%		31%		17%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

124

Delaware Ivy VIP Science and Technology Class II

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$29.51	$35.87	$29.82	$21.84	$27.04

Income (loss) from investment operations:
Net investment loss[1]	(0.10)	(0.30)	(0.21)	(0.13)	(0.11)
Net realized and unrealized gain (loss)	(9.11)	5.51	10.24	10.90	(1.23)
Total from investment operations	(9.21)	5.21	10.03	10.77	(1.34)

Less dividends and distributions from:
Net realized gain	(2.85)	(11.57)	(3.98)	(2.79)	(3.86)
Total dividends and distributions	(2.85)	(11.57)	(3.98)	(2.79)	(3.86)

Net asset value, end of period	$17.45	$29.51	$35.87	$29.82	$21.84

Total return[2]	(31.83% )	15.17%	35.36%	49.48%	(5.23% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$450,560	$707 [3]	$676 [3]	$579 [3]	$429 [3]
Ratio of expenses to average net assets[4]	1.17%	1.14%	1.16%	1.15%	1.16%
Ratio of net investment loss to average net assets	(0.48% )	(0.79% )	(0.67% )	(0.48% )	(0.38% )
Portfolio turnover	58%	55%	8%	31%	17%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

125

Financial highlights

Delaware Ivy VIP Small Cap Growth Class I

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended							11/2/18 to
	12/31/22		12/31/21	12/31/20		12/31/19		12/31/181
Net asset value, beginning of period	$11.01		$12.15	$8.80		$7.69		$8.76

Income (loss) from investment operations:
Net investment loss[2]	(0.03)		(0.07)	(0.04)		(0.05)		—	[3]
Net realized and unrealized gain (loss)	(2.97)		0.55	3.39		1.85		(1.07)
Total from investment operations	(3.00)		0.48	3.35		1.80		(1.07)

Less dividends and distributions from:
Net investment income	—		(0.14)	—		—		—
Net realized gain	(2.02)		(1.48)	—		(0.69)		—
Total dividends and distributions	(2.02)		(1.62)	—		(0.69)		—

Payment from affiliates	0.124		—	—		—		—

Net asset value, end of period	$6.11		$11.01	$12.15		$8.80		$7.69

Total return[5]	(26.61	%)6	4.25%	38.01%		23.68%		(12.24%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$17,454		$47 [7]	$59	[7]	$58	[7]	$52	[7]
Ratio of expenses to average net assets[8]	0.89%		0.89%	0.89%		0.89%		1.05%	[9]
Ratio of expenses to average net assets prior to fees waived[8]	0.93%		0.90%	0.92%		0.91%		1.07%
Ratio of net investment income (loss) to average net assets	(0.34%	)	(0.56% )	(0.46%	)	(0.60%	)	0.15%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.38%	)	(0.57% )	(0.49%	)	(0.62%	)	0.13%
Portfolio turnover	100%		48%	50%		41%		52%
[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Amount is less than $0.005 per share.
[4]	See Note 2 in "Notes to Financial Statements."
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[6]	Total return for the year ended December 31, 2022 includes the impact of the payment from affiliates. Total return would have been lower by 1.09% excluding payment from affiliates.
[7]	Net assets reported in millions.
[8]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.
[9]	Expense ratio based on the period excluding reorganization expenses was 0.89%.

See accompanying notes, which are an integral part of the financial statements.

126

Delaware Ivy VIP Small Cap Growth Class II

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22		12/31/21	12/31/20		12/31/19		12/31/18
Net asset value, beginning of period	$10.94		$12.08	$8.77		$7.68		$11.63

Income (loss) from investment operations:
Net investment loss[1]	(0.04)		(0.10)	(0.06)		(0.07)		(0.06)
Net realized and unrealized gain (loss)	(2.98)		0.56	3.37		1.85		0.03
Total from investment operations	(3.02)		0.46	3.31		1.78		(0.03)

Less dividends and distributions from:
Net investment income	—		(0.12)	—		—		(0.05)
Net realized gain	(2.02)		(1.48)	—		(0.69)		(3.87)
Total dividends and distributions	(2.02)		(1.60)	—		(0.69)		(3.92)

Payment from affiliates	0.142		—	—		—		—

Net asset value, end of period	$6.04		$10.94	$12.08		$8.77		$7.68

Total return[3]	(26.83	%)4	3.99%	37.66%		23.37%		(4.11%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$181,456		$391 [5]	$406	[5]	$331	[5]	$300	[5]
Ratio of expenses to average net assets[6]	1.14%		1.14%	1.14%		1.14%		1.16%	[7]
Ratio of expenses to average net assets prior to fees waived[6]	1.18%		1.15%	1.17%		1.17%		1.18%
Ratio of net investment loss to average net assets	(0.58%	)	(0.80% )	(0.71%	)	(0.84%	)	(0.52%	)
Ratio of net investment loss to average net assets prior to fees waived	(0.62%	)	(0.81% )	(0.74%	)	(0.87%	)	(0.54%	)
Portfolio turnover	100%		48%	50%		41%		52%
[1]	Calculated using average shares outstanding.
[2]	See Note 2 in "Notes to Financial Statements."
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Total return for the year ended December 31, 2022 includes the impact of the payment from affiliates. Total return would have been lower by 1.28% excluding payment from affiliates.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.
[7]	Expense ratio based on the period excluding reorganization expenses was 1.14%.

See accompanying notes, which are an integral part of the financial statements.

127

Financial highlights

Delaware Ivy VIP Smid Cap Core Class II

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21		12/31/20	12/31/19		12/31/18
Net asset value, beginning of period	$16.73	$13.85		$13.71	$13.51		$18.32

Income (loss) from investment operations:
Net investment income (loss)[1]	0.03	(0.02)		(0.02)	—	[2]	(0.06)
Net realized and unrealized gain (loss)	(2.57)	2.90		0.80	3.12		(1.37)
Total from investment operations	(2.54)	2.88		0.78	3.12		(1.43)

Less dividends and distributions from:
Net investment income	—	—		—	—		(0.02)
Net realized gain	(3.05)	—		(0.64)	(2.92)		(3.36)
Total dividends and distributions	(3.05)	—		(0.64)	(2.92)		(3.38)

Net asset value, end of period	$11.14	$16.73		$13.85	$13.71		$13.51

Total return[3]	(14.84% )	20.78%		7.03%	24.33%		(10.49% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$158,111	$182	[4]	$183 [4]	$188	[4]	$175 [4]
Ratio of expenses to average net assets[5]	1.22%	1.17%		1.20%	1.18%		1.17%
Ratio of net investment income (loss) to average net assets	0.24%	(0.10%	)	(0.14% )	(0.05%	)	(0.34% )
Portfolio turnover	113%	79%		145%	126%		112%
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

128

Notes to financial statements

Ivy Variable Insurance Portfolios

December 31, 2022

Ivy Variable Insurance Portfolios (Trust) is organized as a Delaware statutory trust and offers 26 portfolios. These financial statements and the related notes pertain to 11 portfolios: Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Balanced, Delaware Ivy VIP Energy, Delaware Ivy VIP Growth, Delaware Ivy VIP High Income, Delaware Ivy VIP International Core Equity, Delaware Ivy VIP Mid Cap Growth, Delaware Ivy VIP Natural Resources, Delaware Ivy VIP Science and Technology, Delaware Ivy VIP Small Cap Growth, and Delaware Ivy VIP Smid Cap Core, (each, a Portfolio and collectively, the Portfolios). The Trust is an open-end investment company. Each of the Portfolios (other than Delaware Ivy VIP Energy, Delaware Ivy VIP Growth, and Delaware Ivy VIP Science and Technology) are diversified as defined in the Investment Company Act of 1940, as amended (1940 Act). Delaware Ivy VIP Energy, Delaware Ivy VIP Growth, and Delaware Ivy VIP Science and Technology are non-diversified as defined in the 1940 Act.

Each Portfolio offers Class II shares. Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Energy, Delaware Ivy VIP High Income, Delaware Ivy VIP Mid Cap Growth, Delaware Ivy VIP Science and Technology, and Delaware Ivy VIP Small Cap Growth also offer Class I shares. The Class I shares do not carry a distribution and service (12b-1) fee and the Class II shares carry a 12b-1 fee. The shares of the Portfolios are sold only to variable life insurance separate accounts and variable annuity separate accounts.

1. Significant Accounting Policies

Each Portfolio follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Portfolios.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. The fair value of bullion is at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and the ask prices, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by each Portfolio's valuation designee, Delaware Management Company (DMC). Subject to the oversight of each portfolio's Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Portfolio evaluates tax positions taken or expected to be taken in the course of preparing each Portfolio's tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Portfolio's tax positions taken or expected to be taken on each Portfolio's federal income tax returns through the year ended December 31, 2022, and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that

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Notes to financial statements

Ivy Variable Insurance Portfolios

1. Significant Accounting Policies (continued)

no provision for federal income tax is required in each Portfolio's financial statements. In regard to foreign taxes only, each Portfolio has open tax years in certain foreign countries in which it invests in that may date back to the inception of each Portfolio. If applicable, each Portfolio recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended December 31, 2022, the Portfolios did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of each Portfolio on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Portfolios generally bifurcate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized gain (loss) on investments.” The Portfolios report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Derivative Financial Instruments - The Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/ or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks.

Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Portfolio must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Portfolios' successful use of a derivative financial instrument depends on the investment adviser's ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Portfolios' investments in these instruments, if any, are discussed in detail in the Notes to financial statements.

Segregation and Collateralizations - In certain cases, based on requirements and agreements with certain exchanges and third-party broker- dealers, the Portfolio may deliver or receive collateral in connection with certain investments (e.g., futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged/received to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately on the "Statements of assets and liabilities" as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the "Schedules of investments."

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Portfolio are charged directly to that Portfolio. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Portfolio invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities

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using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Portfolios are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Portfolios' understanding of the applicable country’s tax rules and rates. Each Portfolio may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Portfolios declare and pay dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Portfolios may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Portfolio pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly, based on each Portfolio's average daily net assets as follows:

Portfolio	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy VIP Asset Strategy[1]	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion; 0.55% of net assets over $3 billion.

Delaware Ivy VIP Balanced	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion; 0.60% of net assets over $2 billion and up to $3 billion; 0.55% of net assets over $3 billion.

Delaware Ivy VIP Energy	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over $2 billion and up to $3 billion; 0.76% of net assets over $3 billion.

Delaware Ivy VIP Growth	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion; 0.60% of net assets over $2 billion and up to $3 billion; 0.55% of net assets over $3 billion.

Delaware Ivy VIP High Income	0.625% of net assets up to $500 million;
0.60% of net assets over $500 million and up to $1 billion; 0.55% of net assets over $1 billion and up to $1.5 billion; 0.50% of net assets over $1.5 billion.

Delaware Ivy VIP International Core Equity	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over $2 billion and up to $3 billion; 0.76% of net assets over $3 billion.

Delaware Ivy VIP Mid Cap Growth	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over $2 billion and up to $3 billion; 0.76% of net assets over $3 billion.

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Notes to financial statements

Ivy Variable Insurance Portfolios

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Portfolio	Management Fee (annual rate as a percentage of average daily net assets)

Delaware Ivy VIP Natural Resources	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.73% of net assets over $5 billion and up to $10 billion;
0.70% of net assets over $10 billion.

Delaware Ivy VIP Science and Technology	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over $2 billion and up to $3 billion; 0.76% of net assets over $3 billion.

Delaware Ivy VIP Small Cap Growth	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over $2 billion and up to $3 billion; 0.76% of net assets over $3 billion.

Delaware Ivy VIP Smid Cap Core	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over $2 billion and up to $3 billion; 0.76% of net assets over $3 billion.
[1]	DMC had contractually agreed to reduce the management fee paid by the Portfolio by an annual rate of 0.15% of average daily net assets through April 30, 2022.

DMC has entered into sub-advisory agreements with the following entities on behalf of the Portfolios:

Each of Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (MFMHKL), are a part of Macquarie Asset Management (MAM) and an affiliate of DMC (the Affiliated Sub-Advisors). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. DMC and MIMAK are primarily responsible for the day-to-day management of the Delaware Ivy VIP Asset Strategy and Delaware Ivy VIP Balanced portfolios. In addition, the Manager may also seek fixed income investment advice and recommendations from MIMAK and DMC may also permit MIMAK to execute Portfolio security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMAK's specialized market knowledge.

With respect to Delaware Ivy VIP Energy, Delaware Ivy VIP Growth, Delaware Ivy VIP International Core Equity, Delaware Ivy VIP Mid Cap Growth, Delaware Ivy VIP Natural Resources, Delaware Ivy VIP Science and Technology, Delaware Ivy VIP Small Cap Growth and Delaware Ivy VIP Smid Cap Core, DMC has principal responsibility for the portfolio and may utilize MIMGL and MFMHKL to execute Portfolio security trades on behalf of DMC.

With respect to Delaware Ivy VIP High Income, DMC may seek investment advice and recommendations from MIMAK, MIMEL and MIMGL and may permit each to exercise investment discretion in certain markets where DMC believes it will be beneficial to utilize the specialized market knowledge of each of MIMAK, MIMEL and/or MIMGL.

Pursuant to the terms of the relevant sub-advisory agreement, an investment sub-advisory fee is paid by DMC to each Affiliated Sub-Advisor.

Prior to January 18, 2022 (for Delaware Ivy VIP Energy, Delaware Ivy VIP Growth, Delaware Ivy VIP High Income, Delaware Ivy VIP Mid Cap Growth, Delaware Ivy VIP Natural Resources, Delaware Ivy VIP Science and Technology, and Delaware Ivy VIP Small Cap Growth), January 31, 2022 (for Delaware Ivy VIP Asset Strategy and Delaware Ivy VIP Balanced) and February 28, 2022 (for Delaware Ivy VIP

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International Core Equity and Delaware Ivy VIP Smid Cap Core), the Portfolios had an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), doing business as WI Services Company (WISC). Under the agreement, WISC acted as the agent in providing bookkeeping and accounting services and assistance to each Portfolio, including maintenance of Portfolio records, pricing of Portfolio shares and preparation of certain shareholder reports. For these services, each Portfolio paid WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	Annual Fee Rate
$0 to $10M	$0
$10 to $25M	11,496
$25 to $50M	23,100
$50 to $100M	35,496
$100 to $200M	48,396
$200 to $350M	63,204
$350 to $550M	82,500
$550 to $750M	96,300
$750 to $1,000M	121,596
Over $1,000M	148,500

In addition, each Portfolio paid WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee was voluntarily waived by WISC until each Portfolio’s net assets were at least $10 million and is included in “Accounting and administration expenses” on the "Statements of operations.”

Effective January 18, 2022 (for Delaware Ivy VIP Energy, Delaware Ivy VIP Growth, Delaware Ivy VIP High Income, Delaware Ivy VIP Mid Cap Growth, Delaware Ivy VIP Natural Resources, Delaware Ivy VIP Science and Technology, and Delaware Ivy VIP Small Cap Growth),

January 31, 2022 (for Delaware Ivy VIP Asset Strategy and Delaware Ivy VIP Balanced) and February 28, 2022 (for Delaware Ivy VIP International Core Equity and Delaware Ivy VIP Smid Cap Core), Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Portfolio. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee.

Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” From the effective dates mentioned above to December 31, 2022, each Portfolio paid for these services as follows:

Portfolio	Fees
Delaware Ivy VIP Asset Strategy	$20,954
Delaware Ivy VIP Balanced	11,410
Delaware Ivy VIP Energy	6,288
Delaware Ivy VIP Growth	20,032
Delaware Ivy VIP High Income	26,491
Delaware Ivy VIP International Core Equity	14,006
Delaware Ivy VIP Mid Cap Growth	14,620
Delaware Ivy VIP Natural Resources	6,078
Delaware Ivy VIP Science and Technology	15,401
Delaware Ivy VIP Small Cap Growth	10,775
Delaware Ivy VIP Smid Cap Core	6,315

Prior to June 27, 2022, under a Transfer Agency Agreement between the Trust and WISC, each Portfolio reimbursed WISC for certain out-of- pocket costs. Effective June 27, 2022, DIFSC is also the transfer agent and dividend disbursing agent of the Portfolios. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Portfolios’ average daily net assets. This amount is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” From June 27, 2022 through December 31, 2022, each Portfolio paid for these services as follows:

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Notes to financial statements

Ivy Variable Insurance Portfolios

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Portfolio	Fees
Delaware Ivy VIP Asset Strategy	$18,108
Delaware Ivy VIP Balanced	6,783
Delaware Ivy VIP Energy	3,925
Delaware Ivy VIP Growth	21,265
Delaware Ivy VIP High Income	23,830
Delaware Ivy VIP International Core Equity	14,655
Delaware Ivy VIP Mid Cap Growth	15,026
Delaware Ivy VIP Natural Resources	3,635
Delaware Ivy VIP Science and Technology	15,272
Delaware Ivy VIP Small Cap Growth	9,550
Delaware Ivy VIP Smid Cap Core	4,888

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), effective June 27, 2022, BNYMIS provides certain sub-transfer agency services to each Portfolio. Sub-transfer agency fees are paid by each Portfolio and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, each Portfolio pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25% of the average daily net assets of the Class II shares. The fees are calculated daily and paid monthly. Class I shares do not pay 12b-1 fees.

From January 1, 2022, (except as noted below) DMC (through April 29, 2023) and WRSCO (through June 27, 2022) have contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) as follows:

Portfolio	Operating expense limitation as a percentage of average daily net assets Class I Shares	Operating expense limitation as a percentage of average daily net assets Class II Shares
Delaware Ivy VIP Asset Strategy	0.62%	0.87%
Delaware Ivy VIP Mid Cap Growth	0.85%	1.10%
Delaware Ivy VIP Small Cap Growth	0.89%[1]	1.14%
[1]	Effective April 29, 2022.

Through April 30, 2022, for each Portfolio that offered Class I Shares, the Portfolios' distributor and/or WISC had contractually agreed to reimburse sufficient fees to ensure that the total annual ordinary portfolio operating expenses of the Class I Shares were at all times equal to the total annual ordinary portfolio operating expenses of the Class II Shares less 0.25%, as calculated at the end of each month.

As provided in the investment management agreement, each Portfolio bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to each Portfolio. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended December 31, 2022, each Portfolio paid for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Portfolio	Fees
Delaware Ivy VIP Asset Strategy	$19,360
Delaware Ivy VIP Balanced	6,349
Delaware Ivy VIP Energy	3,310
Delaware Ivy VIP Growth	22,124
Delaware Ivy VIP High Income	32,119

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Portfolio	Fees
Delaware Ivy VIP International Core Equity	$13,786
Delaware Ivy VIP Mid Cap Growth	15,383
Delaware Ivy VIP Natural Resources	3,575
Delaware Ivy VIP Science and Technology	17,164
Delaware Ivy VIP Small Cap Growth	9,989
Delaware Ivy VIP Smid Cap Core	4,532

Trustees’ fees include expenses accrued by each Portfolio for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Portfolios.

In addition to the management fees and other expenses of a Portfolio, a Portfolio indirectly bears the investment management fees and other expenses of any Underlying Funds including ETFs in which it invests. The amount of these fees and expenses incurred indirectly by a Portfolio will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

During the year ended December 31, 2022, DMC reimbursed the Delaware Ivy VIP Small Cap Growth $5,772,824 for losses related to a trade error. These amounts are included in “Net increase from payment by affiliates” in the Statements of Operations. The impact on total return is included in the annual returns for the year ended December 31, 2022.

Cross trades for the year ended December 31, 2022, were executed by the Portfolios pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews a report related to the Portfolios' compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended December 31, 2022, the following Portfolios engaged in Rule 17a-7 securities purchases and securities sales, which resulted in net gains or losses as follows:

	Purchases	Sales	Net realized gain (loss)
Delaware Ivy VIP Asset Strategy	$1,644,406	$—	$—
Delaware Ivy VIP Mid Cap Growth	1,373,882	—	—
Delaware Ivy VIP Smid Cap Core	1,566,441	3,585,251	(39,304)

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Notes to financial statements

Ivy Variable Insurance Portfolios

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

A summary of the transactions in affiliated companies during the year ended December 31, 2022 was as follows:

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities	Value, end of period	Shares	Interest Income
Delaware Ivy VIP Asset Strategy
Corporate Bond—
0.11%
COTA Series D
144A 4.896%
10/2/23#,=
	$637,419	$—	$—	$—	$—	$637,419	3,642,397	$153,092
Common Stocks—
0.00%
COTA Series B=,†
	—	—	—	—	—	—	26	—
Media Group Holdings
Series H=,†
	—	—	—	—	—	—	31,963	—
Media Group Holdings
Series T=,†
	—	—	—	—	—	—	4,006	—
	$—	$—	$—	$—	$—	$—		$—
	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities	Value, end of period	Shares
Delaware Ivy VIP High Income
Common Stocks—
0.00%
Larchmont Resources*,=,†
	$92,197	$—	$(67,778)	$—	$14,353	$—	—
New Cotai*,=,†
	3,929,813	—	—	—	(1,096,135)	—	—
	$4,022,010	$—	$(67,778)	$—	$(1,081,782)	$—
Loan
Agreements—
0.00%
New Cotai LLC
(14.000% Cash
or 14.000% PIK)
	$934,937	$24,046	$(984,236)	$—	$25,253	$—	—

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

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†	Non-income producing security.
*	Issuer is not an affiliated investment of the Portfolio at December 31, 2022.

3. Investments

For the year ended December 31, 2022, each Portfolio made purchases and sales of investment securities other than short-term investments as follows:

Portfolio	Purchases other than US government securities	Purchases of US government securities	Sales other than US government securities	Sales of US government securities
Delaware Ivy VIP Asset Strategy	$243,407,862	$338,229,734	$382,602,611	$261,916,777
Delaware Ivy VIP Balanced	53,360,395	100,692,635	62,797,257	121,350,606
Delaware Ivy VIP Energy	110,241,740	—	97,451,224	—
Delaware Ivy VIP Growth	68,935,257	—	206,857,708	—
Delaware Ivy VIP High Income	435,315,717	—	450,999,877	—
Delaware Ivy VIP International Core Equity	319,067,509	—	359,768,924	—
Delaware Ivy VIP Mid Cap Growth	151,322,341	—	213,493,440	—
Delaware Ivy VIP Natural Resources	76,528,588	—	70,475,888	—
Delaware Ivy VIP Science and Technology	287,136,331	—	319,765,871	—
Delaware Ivy VIP Small Cap Growth	307,616,075	—	434,217,285	—
Delaware Ivy VIP Smid Cap Core	187,056,412	—	182,839,353	—

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Portfolio were as follows:

Portfolio	Cost of investments and derivatives	Aggregate unrealized appreciation of investments and derivatives	Aggregate unrealized depreciation of investments and derivatives	Net unrealized appreciation (depreciation) of investments and derivatives
Delaware Ivy VIP Asset Strategy	$643,420,379	$57,601,700	$(121,364,673)	$(63,762,973)
Delaware Ivy VIP Balanced	227,781,565	8,213,255	(24,324,754)	(16,111,499)
Delaware Ivy VIP Energy	118,434,289	14,090,555	(6,231,514)	7,859,041
Delaware Ivy VIP Growth	494,792,318	161,774,732	(28,671,181)	133,103,551
Delaware Ivy VIP High Income	907,844,233	6,350,705	(140,495,862)	(134,145,157)
Delaware Ivy VIP International Core Equity	507,886,067	44,645,531	(71,620,969)	(26,975,438)
Delaware Ivy VIP Mid Cap Growth	437,698,363	94,026,359	(70,616,631)	23,409,728
Delaware Ivy VIP Natural Resources	115,087,075	10,356,931	(12,073,158)	(1,716,227)
Delaware Ivy VIP Science and Technology	459,129,131	56,852,656	(63,043,735)	(6,191,079)
Delaware Ivy VIP Small Cap Growth	231,524,501	6,626,044	(38,765,281)	(32,139,237)
Delaware Ivy VIP Smid Cap Core	174,109,957	7,622,785	(23,393,910)	(15,771,125)

US GAAP defines fair value as the price that each Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the

137

Notes to financial statements

Ivy Variable Insurance Portfolios

3. Investments (continued)

asset or liability based on the best information available under the circumstances. Each Portfolio's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 -	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2 -	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3 -	Significant unobservable inputs, including each Portfolio's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Portfolio's investments by fair value hierarchy levels as of December 31, 2022:

	Delaware Ivy VIP Asset Strategy
	Level 1	Level 2	Level 3	Total
Securities Assets:
Agency Collateralized Mortgage
Obligations	$—	$922,523	$—	$922,523
Agency Commercial Mortgage-
Backed Securities	—	4,634,018	—	4,634,018
Agency Mortgage-Backed
Securities	—	45,959,375	—	45,959,375
Bullion	—	26,371,837	—	26,371,837
Common Stocks
Communication Services	23,193,393	—	—	23,193,393
Consumer Discretionary	42,054,278	—	—1	42,054,278
Consumer Staples	23,781,925	—	—1	23,781,925
Energy	21,747,540	—	—	21,747,540
Financials	41,866,746	—	—	41,866,746
Healthcare	54,242,066	—	—	54,242,066
Industrials	37,515,562	—	—	37,515,562
Information Technology	66,023,954	—	—	66,023,954
Materials	2,817,863	—	—	2,817,863

138

	Delaware Ivy VIP Asset Strategy
	Level 1	Level 2	Level 3	Total
Utilities	$7,628,905	$—	$—	$7,628,905
Convertible Bonds	—	1,006,135	—	1,006,135
Corporate Bonds[2]	—	61,995,679	637,419	62,633,098
Exchange-Traded Funds	15,831,606	—	—	15,831,606
Non-Agency Commercial Mortgage-Backed Security	—	13,860	—	13,860
Sovereign Bonds	—	802,998	—	802,998
US Treasury Obligations	—	78,496,726	—	78,496,726
Short-Term Investments	8,135,884	—	—	8,135,884
Securities Lending Collateral	13,818,320	—	—	13,818,320
Total Value of Securities	$358,658,042	$220,203,151	$637,419	$579,498,612

Derivatives[3]
Assets:
Futures Contracts	$2,266	$—	$—	$2,266
Liabilities:
Futures Contracts	$(51,954)	$—	$—	$(51,954)
1 The security that has been valued at zero on the "Schedules of investments" is considered to be Level 3 investments in this table.

2 Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	—	98.98%	1.02%	100.00%

3 Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

	Delaware Ivy VIP Balanced
	Level 1	Level 2	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$988,846	$988,846
Agency Mortgage-Backed Securities	—	17,578,265	17,578,265
Common Stocks	115,643,631	—	115,643,631
Convertible Bonds	—	113,516	113,516
Corporate Bonds	—	23,517,342	23,517,342
Exchange-Traded Funds	6,317,394	—	6,317,394
Non-Agency Commercial Mortgage-Backed Securities	—	5,977,163	5,977,163
US Treasury Obligations	—	33,440,905	33,440,905
Short-Term Investments	5,328,976	—	5,328,976
Securities Lending Collateral	1,496,265	—	1,496,265
Total Value of Securities	$128,786,266	$81,616,037	$210,402,303

139

Notes to financial statements

Ivy Variable Insurance Portfolios

3. Investments (continued)

	Delaware Ivy VIP Balanced
	Level 1	Level 2	Total
Derivatives[1]
Assets:
Futures Contracts Liabilities:	$4,164	$—	$4,164
Liabilities:
Futures Contracts	$(3,149)	$—	$(3,149)

1 Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

Delaware Ivy
VIP Energy
Level 1
Securities
Assets:
Common Stocks	$118,122,047
Master Limited Partnerships	2,509,952
Short-Term Investments	3,358,868
Securities Lending Collateral	2,302,463
Total Value of Securities	$126,293,330

Delaware Ivy
VIP Energy
Level 1
Securities
Assets:
Common Stocks	$625,745,937
Short-Term Investments	2,149,932
Total Value of Securities	$627,895,869

	Delaware Ivy VIP High Income
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stocks
Basic Industry	$—	$—	$2,901,1931	$2,901,193
Consumer Goods	—	—	—1	—
Energy	6,554	—	1,722,786	1,729,340
Leisure	5,510,521	—2,833,678	8,344,199
Retail	—	—	388,989	388,989
Services	2,093,678	—	—	2,093,678

140

	Delaware Ivy VIP High Income
	Level 1	Level 2	Level 3	Total
Utilities	$—	$—	$38,772	$38,772
Convertible Bonds[2]	—	960,660	7,605,540	8,566,200
Corporate Bonds	—	528,617,141	—1	528,617,141
Exchange-Traded Funds	30,060,643	—	—	30,060,643
Loan Agreements	—	78,302,480	—	78,302,480
Municipal Bonds	—	3,824,381	—	3,824,381
Preferred Stock	—	—	119,120	119,120
Warrants	97,575	—	—	97,575
Short-Term Investments	71,809,056	—	—	71,809,056
Securities Lending Collateral	36,258,877	—	—	36,258,877
Total Value of Securities	$145,836,904	$611,704,662	$15,610,078	$773,151,644

Derivatives[3]
Assets:
Foreign Currency Exchange
Contracts	$—	$84,180	$—	$84,180

1 The security that has been valued at zero on the "Schedules of investments" is considered to be Level 3 investments in this table.

2 Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Convertible Bonds	—	11.21%	88.79%	100.00%

3 Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

	Delaware Ivy VIP International Core Equity
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Australia	$7,085,759	$—	$7,085,759
Austria	4,870,228	—	4,870,228
Brazil	15,561,343	—	15,561,343
Canada	28,390,911	—	28,390,911
China	24,928,866	—	24,928,866
China/Hong Kong	32,286,374	—	32,286,374
Denmark	22,694,295	—	22,694,295
France	66,473,567	—	66,473,567
Germany	55,259,589	—	55,259,589
Hong Kong	8,828,182	—	8,828,182
India	17,399,945	—	17,399,945
Japan	48,982,664	—	48,982,664
Netherlands	24,117,759	—	24,117,759
Norway	4,931,057	—	4,931,057
Republic of Korea	—	17,888,655	17,888,655

141

Notes to financial statements

Ivy Variable Insurance Portfolios

3. Investments (continued)

	Delaware Ivy VIP International Core Equity
	Level 1	Level 2	Total
Spain	$8,615,132	$—	$8,615,132
Switzerland	9,204,935	—	9,204,935
Taiwan	9,076,377	—	9,076,377
United Kingdom	40,281,997	—	40,281,997
United States	23,411,793	—	23,411,793
Short-Term Investments	3,191,588	—	3,191,588
Securities Lending Collateral	7,445,419	—	7,445,419
Total Value of Securities	$463,037,780	$17,888,655	$480,926,435

Derivatives[1]
Assets:
Foreign Currency Exchange Contracts	$—	$3,045	$3,045
Liabilities:
Foreign Currency Exchange Contracts	$—	$(18,851)	$(18,851)

1Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

Delaware Ivy
VIP Mid Cap
Growth
Level 1
Securities
Assets:
Common Stocks	$450,731,307
Short-Term Investments	10,181,034
Securities Lending Collateral	195,750
Total Value of Securities	$461,108,091

	Delaware Ivy VIP Natural Resources
	Level 1	Level 2	Level 3		Total
Securities
Assets:
Closed-Ended Trust	$3,496,595	$—	$—		$3,496,595
Common Stocks
Basic Industry	30,326,124	—	—		30,326,124
Consumer Discretionary	540,988	—	—		540,988
Consumer Staples	8,316,143	—	—		8,316,143
Energy	47,281,577	—	—		47,281,577
Financials	566,428	—	—		566,428
Industrials	5,978,234	—	—	[1]	5,978,234
Materials	9,189,281	—	—		9,189,281
Real Estate Investment Trusts	2,225,366	—	—		2,225,366
Short-Term Investments	1,591,309	—	—		1,591,309
Securities Lending Collateral	3,858,940	—	—		3,858,940

142

	Delaware Ivy VIP Natural Resources
	Level 1	Level 2	Level 3	Total
Total Value of Securities	$113,370,985	$—	$—	$113,370,985

Derivatives[2]
Liabilities:
Foreign Currency Exchange
Contracts	$—	$(137)	$—	$(137)

1 The security that has been valued at zero on the "Schedules of investments" is considered to be Level 3 investments in this table.

2 Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

Delaware Ivy
VIP Science
and Technology
Level 1
Securities
Assets:
Common Stocks	$431,485,526
Short-Term Investments	20,800,271
Securities Lending Collateral	652,255
Total Value of Securities	$452,938,052

Delaware Ivy
VIP Small Cap
Growth
Level 1
Securities
Assets:
Common Stocks	$193,228,918
Short-Term Investments	5,988,127
Securities Lending Collateral	168,219
Total Value of Securities	$199,385,264

	Delaware Ivy VIP Smid Cap Core
	Level 1	Level 3	Total
Securities
Assets:
Common Stocks
Basic Materials	$12,459,913	$—	$12,459,913
Business Services	8,606,802	—	8,606,802
Capital Goods	17,043,577	—	17,043,577
Consumer Discretionary	9,137,167	—	9,137,167
Consumer Services	3,488,136	—	3,488,136
Consumer Staples	5,050,543	—	5,050,543
Credit Cyclicals	4,925,859	—	4,925,859

143

Notes to financial statements

Ivy Variable Insurance Portfolios

3. Investments (continued)

	Delaware Ivy VIP Smid Cap Core
	Level 1	Level 3		Total
Energy	$8,422,328	$—		$8,422,328
Financials	24,540,819	—		24,540,819
Healthcare	20,632,557	—	[1]	20,632,557
Media	2,829,542	—		2,829,542
Real Estate Investment Trusts	10,100,491	—		10,100,491
Technology	20,186,392	—		20,186,392
Transportation	4,851,639	—		4,851,639
Utilities	3,025,333	—		3,025,333
Short-Term Investments	3,037,734	—		3,037,734
Total Value of Securities	$158,338,832	$—		$158,338,832

1The security that has been valued at zero on the "Schedules of investments" is considered to be Level 3 investments in this table.

During the year ended December 31, 2022, there were no transfers into or out of Level 3 investments that had a significant impact to each Portfolio. Each Portfolio’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when a Portfolio has a significant amount of Level 3 investments at the beginning or end of the period in relation to each Portfolio's net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Natural Resources, and Delaware Ivy VIP Smid Cap Core net assets at the beginning or end of the period. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to each Portfolio’s net assets at the end of the year. At December 31, 2022, Delaware Ivy VIP Balanced, Delaware Ivy VIP Energy, Delaware Ivy VIP Growth, Delaware Ivy VIP International Core Equity, Delaware Ivy VIP Mid Cap Growth, Delaware Ivy VIP Science and Technology, and Delaware Ivy VIP Small Cap Growth had no Level 3 investments.

144

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Portfolio:

Delaware Ivy VIP High Income

	Common Stocks	Convertible Bonds	Preferred Stock	Loan Agreements
Balance as of 12/31/21	$8,861,471	$—	$—	$31,956,907
Amortization	—	20,134	—	23,329
Purchases	—	3,166,425	—	—
Sales	—	—	—	(9,669,558)
Net realized gain (loss)	—	—	—	(2,475,764)
Corporate actions	(67,779)	—	—	—
Transfers in	83,825	—	392,061	—
Transfers out	—	—	—	(19,598,283)
Net change in unrealized appreciation (depreciation)	(992,099)	4,418,981	(272,941)	(236,631)
Balance as of 12/31/22	$7,885,418	$7,605,540	$119,120	$—
Net change in unrealized appreciation (depreciation)
from Level 3 investments still held as of 12/31/22	$(992,099)	$4,418,981	$(272,941)	$—

A significant change to the inputs may result in a significant change to the valuation. Quantitative information about Level 3 fair value measurements for the Portfolio is as follows:

Delaware Ivy VIP High Income

		Valuation		Input
Assets	Value	Techniques	Unobservable Inputs	Value
Common Stocks	$326	Liquidation approach	Net asset value	N/A
Common Stocks	1,722,460	Market approach	Broker quotes	N/A
Common Stocks	2,851,374	Market approach	Discount for lack of marketability	30%
Common Stocks	—	Market approach	EV/EBITDA multiple	5.67x
Common Stocks	388,989	Market approach	EV/EBITDA multiple	5.53x
			EV/Revenue multiple	0.49x
Common Stocks	2,922,269	Market approach	Financials	N/A
Convertible Bonds	7,605,540	Market approach	Financials	N/A
Preferred Stocks	119,120	Market approach	EV/EBITDA multiple	5.53x
			EV/Revenue multiple	0.49x

145

Notes to financial statements

Ivy Variable Insurance Portfolios

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:

		Long-term
	Ordinary	capital	Return of
	income	gains	capital	Total
Year ended December 31, 2022:
Delaware Ivy VIP Asset Strategy	$12,218,054	$45,112,595	$486,380	$57,817,029
Delaware Ivy VIP Balanced	9,102,548	79,997,030	—	89,099,578
Delaware Ivy VIP Energy	3,638,234	—	—	3,638,234
Delaware Ivy VIP Growth	25,682,094	154,305,524	—	179,987,618
Delaware Ivy VIP High Income	52,676,536	—	—	52,676,536
Delaware Ivy VIP International Core Equity	52,574,539	—	—	52,574,539
Delaware Ivy VIP Mid Cap Growth	368,739	109,866,788	—	110,235,527
Delaware Ivy VIP Natural Resources	1,937,990	—	—	1,937,990
Delaware Ivy VIP Science and Technology	566,218	66,083,684	—	66,649,902
Delaware Ivy VIP Small Cap Growth	3,135,064	72,692,393	—	75,827,457
Delaware Ivy VIP Smid Cap Core	22,361,140	12,228,925	—	34,590,065

Year ended December 31, 2021:
Delaware Ivy VIP Asset Strategy	20,615,996	66,720,613	—	87,336,609
Delaware Ivy VIP Balanced	4,023,975	20,982,152	—	25,006,127
Delaware Ivy VIP Energy	1,019,619	—	—	1,019,619
Delaware Ivy VIP Growth	14,994,886	83,267,169	—	98,262,055
Delaware Ivy VIP High Income	54,024,446	—	—	54,024,446
Delaware Ivy VIP International Core Equity	6,911,509	—	—	6,911,509
Delaware Ivy VIP Mid Cap Growth	8,454,387	74,222,580	—	82,676,967
Delaware Ivy VIP Natural Resources	1,377,946	—	—	1,377,946
Delaware Ivy VIP Science and Technology	6,940,522	195,157,260	—	202,097,782
Delaware Ivy VIP Small Cap Growth	7,137,533	51,481,891	—	58,619,424
Delaware Ivy VIP Smid Cap Core	—	—	—	—

5. Components of Net Assets on a Tax Basis

As of December 31, 2022, the components of net assets on a tax basis were as follows:

	Delaware Ivy
	VIP Asset	Delaware Ivy	Delaware Ivy
	Strategy	VIP Balanced	VIP Energy
Shares of beneficial interest	$606,305,142	$226,715,237	$132,033,018
Undistributed ordinary income	—	1,606,530	77,081
Qualified late year loss deferrals	(561,056)	—	—
Capital loss carryforwards	—	(3,527,238)	(15,922,908	)*
Deferred directors fees	(109,319)	(55,479)	(5,272)
Unrealized appreciation (depreciation) of investments and foreign currencies	(39,261,876)	(16,111,499)	7,859,089
Net assets	$566,372,891	$208,627,551	$124,041,008

146

			Delaware Ivy
		Delaware Ivy	VIP
	Delaware Ivy	VIP High	International
	VIP Growth	Income	Core Equity
Shares of beneficial interest	$424,588,516	$973,465,651	$509,535,554
Undistributed ordinary income	—	47,877,209	8,440,790
Undistributed long-term capital gains	70,650,593	—	—
Capital loss carryforwards	—	(135,448,556)	(6,823,837)
Deferred directors fees	(131,356)	(44,201)	(65,576)
Unrealized appreciation (depreciation) of investments and foreign currencies	133,103,551	(134,144,768)	(27,066,759)
Net assets	$628,211,304	$751,705,335	$484,020,172

			Delaware Ivy
	Delaware Ivy	Delaware Ivy	VIP Science
	VIP Mid Cap	VIP Natural	and
	Growth	Resources	Technology
Shares of beneficial interest	$380,582,110	$148,515,814	$436,154,535
Undistributed ordinary income	—	2,553,282	—
Undistributed long-term capital gains	56,224,009	—	21,977,661
Capital loss carryforwards	—	(39,815,139)	—
Deferred directors fees	(22,285)	(14,305)	(47,348)
Unrealized appreciation (depreciation) of investments and foreign currencies	23,409,728	(1,717,365)	(6,193,368)
Net assets	$460,193,562	$109,522,287	$451,891,480

	Delaware Ivy	Delaware Ivy
	VIP Small Cap	VIP Smid Cap
	Growth	Core
Shares of beneficial interest	$198,738,385	$154,641,353
Undistributed ordinary income	—	1,924,513
Undistributed long-term capital gains	32,374,394	17,341,005
Deferred directors fees	(63,273)	(24,864)
Unrealized appreciation (depreciation) of investments and foreign currencies	(32,139,237)	(15,771,125)
Net assets	$198,910,269	$158,110,882

*A portion of the Portfolio's capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

Differences between components of net assets unrealized and tax cost unrealized may arise due to certain foreign currency transactions, foreign capital gains taxes, and amortization of callable bond premiums in accordance with ASU 2017-08.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of post-October losses, investments held within the wholly-owned subsidiary, tax treatments of debt restructurings, mark-to-market on foreign currency exchange contracts, mark-to-market on futures, and tax deferral on straddle losses.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, tax treatment of passive foreign investment companies (PFICS), tax treatment of paydown securities, and tax treatment of partnership securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2022, the Portfolios recorded the following reclassifications:

	Delaware Ivy	Delaware Ivy	Delaware Ivy
	VIP Balanced	VIP Energy	VIP Growth
Paid-in capital	$(216)	$(140)	$(2,395,101)
Total distributable earnings (loss)	216	140	2,395,101

147

Notes to financial statements

Ivy Variable Insurance Portfolios

5. Components of Net Assets on a Tax Basis (continued)

	Delaware Ivy	Delaware Ivy	Delaware Ivy
	VIP High	VIP Mid Cap	VIP Natural
	Income	Growth	Resources
Paid-in capital	$(610)	$(2,883,416)	$(384)
Total distributable earnings (loss)	610	2,883,416	384

	Delaware Ivy
	VIP Science	Delaware Ivy
	and	VIP Small Cap
	Technology	Growth
Paid-in capital	$(2,540,587)	$(1,833,935)
Total distributable earnings (loss)	2,540,587	1,833,935

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2022, the Portfolio's utilized the following capital loss carryforwards:

Delaware Ivy VIP Energy	$25,688,481
Delaware Ivy VIP Natural Resources	13,461,557

At December 31, 2022, capital loss carryforwards available to offset future realized capital gains are as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Delaware Ivy VIP Balanced	$3,527,238	$—	$3,527,238
Delaware Ivy VIP Energy	—	15,922,908	15,922,908
Delaware Ivy VIP High Income	13,705,995	121,742,561	135,448,556
Delaware Ivy VIP International Core Equity	6,823,837	—	6,823,837
Delaware Ivy VIP Natural Resources	—	39,815,139	39,815,139

148

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Ivy
	VIP Asset		Delaware Ivy		Delaware Ivy
	Strategy		VIP Balanced		VIP Energy
	Year ended		Year ended		Year ended
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Shares sold:
Class I	2,486	85,603	—	—	167,892	40,171
Class II	2,333,217	2,527,289	831,985	1,285,781	19,735,678	15,999,581

Shares issued upon reinvestment of dividends and distributions:
Class I	12,694	12,304	—	—	2,955	784
Class II	7,166,681	8,611,365	18,997,778	2,864,489	726,589	302,277
	9,515,078	11,236,561	19,829,763	4,150,270	20,633,114	16,342,813

Shares redeemed:
Class I	(866)	(20,424)	—	—	(130,904)	(73,355)
Class II	(10,414,827)	(11,406,014)	(4,217,111)	(14,723,694)	(17,381,020)	(12,466,804)
	(10,415,693)	(11,426,438)	(4,217,111)	(14,723,694)	(17,511,924)	(12,540,159)
Net increase (decrease)	(900,615)	(189,877)	15,612,652	(10,573,424)	3,121,190	3,802,654

	Delaware Ivy VIP Growth		Delaware Ivy VIP High Income		Delaware Ivy VIP International Core Equity
	Year ended		Year ended		Year ended
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Shares sold:
Class I	—	—	700,806	870,734	—	—
Class II	5,246,613	8,071,554	23,969,927	33,527,630	2,382,458	1,662,612

Shares issued upon reinvestment of dividends and distributions:
Class I	—	—	393,125	376,393	—	—
Class II	22,330,970	8,105,223	18,153,567	15,740,425	3,768,784	380,829
	27,577,583	16,176,777	43,217,425	50,515,182	6,151,242	2,043,441

Shares redeemed:
Class I	—	—	(1,298,839)	(1,637,633)	—	—
Class II	(17,572,568)	(17,870,523)	(43,537,541)	(39,247,512)	(5,473,984)	(8,183,115)
	(17,572,568)	(17,870,523)	(44,836,380)	(40,885,145)	(5,473,984)	(8,183,115)
Net increase (decrease)	10,005,015	(1,693,746)	(1,618,955)	9,630,037	677,258	(6,139,674)
149

Notes to financial statements

Ivy Variable Insurance Portfolios

6. Capital Shares (continued)

					Delaware Ivy
	Delaware Ivy		Delaware Ivy		VIP Science
	VIP Mid Cap		VIP Natural		and
	Growth		Resources		Technology
	Year ended		Year ended		Year ended
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Shares sold:
Class I	1,618,195	1,459,307	—	—	24,401	47,856
Class II	4,953,182	5,831,186	9,791,609	5,419,205	2,109,519	1,478,206

Shares issued upon reinvestment of dividends and distributions:
Class I	2,801,133	1,802,886	—	—	10,777	21,351
Class II	8,730,807	3,474,127	410,591	358,187	3,543,762	6,875,144
	18,103,317	12,567,506	10,202,200	5,777,392	5,688,459	8,422,557

Shares redeemed:
Class I	(5,242,549)	(5,429,559)	—	—	(32,133)	(55,836)
Class II	(5,289,582)	(5,616,841)	(9,308,663)	(6,370,555)	(3,802,046)	(3,239,331)
	(10,532,131)	(11,046,400)	(9,308,663)	(6,370,555)	(3,834,179)	(3,295,167)
Net increase (decrease)	7,571,186	1,521,106	893,537	(593,163)	1,854,280	5,127,390

	Delaware Ivy		Delaware Ivy
	VIP Small Cap		VIP Smid Cap
	Growth		Core
	Year ended		Year ended
	12/31/22	12/31/21	12/31/22	12/31/21
Shares sold:
Class I	441,146	478,082	—	—
Class II	2,259,394	2,086,035	2,177,868	1,199,784

Shares issued upon reinvestment of dividends and distributions:
Class I	760,465	641,818	—	—
Class II	11,461,185	4,789,218	3,164,690	—
	14,922,190	7,995,153	5,342,558	1,199,784

Shares redeemed:
Class I	(2,595,852)	(1,689,541)	—	—
Class II	(19,401,535)	(4,737,495)	(2,009,932)	(3,537,932)
	(21,997,387)	(6,427,036)	(2,009,932)	(3,537,932)
Net increase (decrease)	(7,075,197)	1,568,117	3,332,626	(2,338,148)

7. Basis of consolidation for Delaware Ivy VIP Asset Strategy

Ivy VIP ASF II, Ltd. (the Subsidiary), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for Delaware Ivy VIP Asset Strategy (referred to as the Portfolio in this subsection). Ivy VIP ASF III (SBP), LLC (the

150

Company), a Delaware limited liability company, was incorporated as a wholly owned company acting as an investment vehicle for the Portfolio. The Subsidiary and the Company act as investment vehicles for the Portfolio, in order to affect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and SAI.

The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio, its Subsidiary and the Company. The consolidated financial statements include the accounts of the Portfolio, its Subsidiary and the Company. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and its Subsidiary and the Company comprising the entire issued share capital of the Subsidiary and the Company with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Subsidiary and the Company confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and the Company and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary and the Company.

See the table below for details regarding the structure, incorporation and relationship as of December 31, 2022 of the Subsidiary and the Company to the Portfolio.

					Percentage
	Date of	Subscription	Portfolio	Subsidiary/	of Portfolio net
	Incorporation	Agreement	Net Assets	company net assets	assets

Ivy VIP ASF ll, Ltd.	1-31-13	4-10-13	$566,372,891	$26,564,980	4.69%
Ivy VIP ASF lll
(SBP),LLC	4-9-13	4-23-13	566,372,891	15,288	0.00%

8. Line of Credit

Each Portfolio, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, each Portfolio, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 30, 2023.

Each Portfolio had no amounts outstanding as of December 31, 2022, or at any time during the year then ended.

9. Interfund Lending Program

Pursuant to an exemptive order issued by the SEC (Order), the Ivy Funds and Ivy Variable Insurance Portfolios (collectively, the Funds only for purposes of this Note 9) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each, an Interfund Loan), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. This program is in existence but is not currently in use. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended December 31, 2022.

10. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

151

Notes to financial statements

Ivy Variable Insurance Portfolios

10. Derivatives (continued)

Foreign Currency Exchange Contracts — Each Portfolio may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Portfolio may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Portfolio may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Portfolio may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Portfolio's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover each Portfolio's exposure to the counterparty. Open foreign currency exchange contracts, if any, are disclosed on the "Schedules of investments".

At December 31, 2022, Delaware Ivy VIP High Income received $180,000 in cash as collateral for open foreign currency exchange contracts, which is included in “Cash collateral due to brokers” on the “Statements of assets and liabilities.” During the year ended December 31, 2022, Delaware Ivy VIP High Income and Delaware Ivy VIP Science and Technology used foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to increase/ decrease exposure to foreign currencies.

During the year ended December 31, 2022, Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Energy, Delaware Ivy VIP Growth, Delaware Ivy VIP International Core Equity and Delaware Ivy VIP Natural Resources used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Portfolios may use futures in the normal course of pursuing its investment objective. The Portfolios may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolios deposit cash or pledge US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Portfolios because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Delaware Ivy VIP Asset Strategy posted $485,650 and Delaware Ivy VIP Balanced posted $101,090 cash collateral as margin for open futures contracts, which is included in “Cash collateral due from broker on futures contracts” on the “Statements of assets and liabilities.” Open futures contracts, if any, are disclosed on the "Schedules of investments." During the year ended December 31, 2022, Delaware Ivy VIP Asset Strategy and Delaware Ivy VIP Balanced invested in futures contracts to hedge each Portfolio’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — During the year ended December 31, 2022, Delaware Ivy VIP Mid Cap Growth entered into options contracts in the normal course of pursuing its investment objective. The Portfolio may buy or write options contracts for any number of reasons, including without limitation: to manage the Portfolio's exposure to changes in securities prices caused by interest rates or market conditions and foreign

152

currencies; as an efficient means of adjusting the Portfolio’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Portfolio may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Portfolio buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Portfolio writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Portfolio is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. Delaware Ivy VIP Mid Cap Growth pledged securities collateral valued at $184,800 as collateral for open options contracts. Open options contracts, if any, are disclosed on the "Schedules of investments." During the year ended December 31, 2022, Delaware Ivy VIP Mid Cap Growth used options contracts to facilitate investments in portfolio securities.

Swap Contracts — Each Portfolio may enter into CDS contracts in the normal course of pursuing its investment objective. Each Portfolio may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. Swap agreements are bilaterally negotiated agreements between a Portfolio and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (OTC swaps). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (centrally cleared swaps).

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Portfolio in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2022, Delaware Ivy VIP Balanced entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if the Portfolio had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Portfolio’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty. No CDS contracts were outstanding at December 31, 2022.

During the year ended December 31, 2022, Delaware Ivy VIP Balanced used CDS contracts to hedge against credit events.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the

153

Notes to financial statements

Ivy Variable Insurance Portfolios

10. Derivatives (continued)

difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Portfolio terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedules of investments.”

The effect of derivative instruments on the “Statements of operations” for the year ended December 31, 2022 was as follows:

	Delaware Ivy VIP Asset Strategy
	Net Realized Gain (Loss) on:
	Foreign
	Currency
	Exchange	Futures
	Contracts	Contracts	Total
Currency
contracts	$(354,355)	$—	$(354,355)
Interest rate
contracts	—	(615,677)	(615,677)
Total	$(354,355)	$(615,677)	$(970,032)

	Net Change in Unrealized
	Appreciation (Depreciation) on:
	Futures
	Contracts	Total
Interest rate
contracts	$(49,688)	$(49,688)

	Delaware Ivy VIP Balanced
	Net Realized Gain (Loss) on:
	Futures	Swap
	Contracts	Contracts	Total
Interest rate
contracts	$(69,543)	$—	$(69,543)
Credit
contracts	—	7,094	7,094
Total	$(69,543)	$7,094	$(62,449)

	Net Change in Unrealized
	Appreciation (Depreciation) on:
	Futures
	Contracts	Total
Interest rate
contracts	$1,015	$1,015

During the year ended December 31 , 2022, Delaware Ivy VIP High Income, Delaware Ivy VIP International Core Equity and Delaware Ivy VIP Natural Resources experienced net realized and unrealized gains or losses attributable to foreign currency exchange contracts, which are disclosed on the “Statements of assets and liabilities” and/or “Statements of operations.”

During the year ended December 31, 2022, Delaware Ivy VIP Energy, Delaware Ivy VIP Growth and Delaware Ivy VIP Science and Technology experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statements of operations.”

154

During the year ended December 31, 2022, Delaware Ivy VIP Asset Strategy and Delaware Ivy VIP Balanced experienced net realized and unrealized gains or losses attributable to futures contracts, which are disclosed on the “Statements of assets and liabilities.”

During the year ended December 31, 2022, Delaware Ivy VIP Mid Cap Growth experienced net realized and unrealized gains or losses attributable to options contracts, which are disclosed on the “Statements of operations.”

The table below summarizes the average quarterly balance of derivative holdings by each Portfolio during the year ended December 31, 2022:

	Long Derivative Volume
	Delaware Ivy
	VIP Asset	Delaware Ivy	Delaware Ivy
	Strategy	VIP Balanced	VIP Energy
Foreign currency exchange contracts (average notional value)	$325,784	—	$105,424
Futures contracts (average notional value)	8,501,969	4,215,625	—

	Long Derivative Volume
	Delaware Ivy VIP High Income	Delaware Ivy VIP International Core Equity
Foreign currency exchange contracts (average notional value)	$2,870,233	$1,579,616

	Long Derivative Volume
			Delaware Ivy
	Delaware Ivy	Delaware Ivy	VIP Science
	VIP Mid Cap	VIP Natural	and
	Growth	Resources	Technology
Foreign currency exchange contracts (average notional value)	$—	$68,338	$133,033
Options contracts (average notional value)*	2,480	—	—

	Short Derivative Volume
	Delaware Ivy
	VIP Asset	Delaware Ivy	Delaware Ivy
	Strategy	VIP Balanced	VIP Energy
Foreign currency exchange contracts (average notional value)	$1,427,256	$—	$122,061
Futures contracts (average notional value)	—	1,598,231	—
CDS contracts (average notional value)**	—	701	—

	Short Derivative Volume
	Delaware Ivy VIP Growth	Delaware Ivy VIP High Income	Delaware Ivy VIP International Core Equity
Foreign currency exchange contracts
(average notional value)	$14,004	$6,729,521	$2,593,711

	Short Derivative Volume
			Delaware Ivy
	Delaware Ivy	Delaware Ivy	VIP Science
	VIP Mid Cap	VIP Natural	and
	Growth	Resources	Technology
Foreign currency exchange contracts (average notional value)	$—	$65,077	$1,453,214
Options contracts (average notional value)*	462,859	—	—

* Long represents purchased options and short represents written options.

** Long represents buying protection and short represents selling protection.

155

Notes to financial statements

Ivy Variable Insurance Portfolios

11. Offsetting

Each Portfolio entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help each Portfolio mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between each Portfolio and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, each Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.” At December 31, 2022, each Portfolio had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Delaware Ivy VIP High Income

		Gross Value of
	Gross Value of	Derivative
Counterparty	Derivative Asset	Liability	Net Position
TD Bank	$84,180	$—	$84,180

		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received(a)	Collateral Pledged	Pledged	Net Exposure(b)
TD Bank	$84,180	$—	$(84,180)	$—	$—	$—

Securities Lending

Securities lending transactions are entered into by the Portfolios under master securities lending agreements (each, an MSLA) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Portfolios, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Portfolios can reinvest cash collateral, or, upon an event of default, resell, or re-pledge the collateral (See also Note 12).

As of December 31, 2022, the following table is a summary of the Portfolios' securities lending agreements by counterparty which are subject to offset under an MSLA:

Delaware Ivy VIP Asset Strategy

Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral
Counterparty	at Value	Received	Received	Received(a)	Net Exposure(b)
Bank of New York Mellon	$17,116,801	$(13,283,687)	$(3,833,114)	$(17,116,801)	$—
156

Delaware Ivy VIP Balanced
Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral
Counterparty	at Value	Received	Received	Received(a)	Net Exposure(b)
Bank of New York Mellon	$6,998,190	$(1,322,592)	$(5,675,598)	$(6,998,190)	$—

Delaware Ivy VIP Energy
Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral
Counterparty	at Value	Received	Received	Received(a)	Net Exposure(b)
Bank of New York Mellon	$10,672,836	$(1,975,942)	$(8,696,894)	$(10,672,836)	$—

Delaware Ivy VIP Growth
Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral
Counterparty	at Value	Received	Received	Received(a)	Net Exposure(b)
Bank of New York Mellon	$40,780,181	$—	$(40,780,181)	$(40,780,181)	$—

Delaware Ivy VIP High Income
Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral
Counterparty	at Value	Received	Received	Received(a)	Net Exposure(b)
Bank of New York Mellon	$38,792,042	$(35,155,427)	$(3,636,615)	$(38,792,042)	$—

Delaware Ivy VIP International Core Equity
Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral
Counterparty	at Value	Received	Received	Received(a)	Net Exposure(b)
Bank of New York Mellon	$25,427,392	$(6,246,624)	$(19,180,768)	$(25,427,392)	$—

Delaware Ivy VIP Mid Cap Growth
Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral
Counterparty	at Value	Received	Received	Received(a)	Net Exposure(b)
Bank of New York Mellon	$16,635,152	$—	$(16,635,152)	$(16,635,152)	$—

Delaware Ivy VIP Natural Resources
Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral
Counterparty	at Value	Received	Received	Received(a)	Net Exposure(b)
Bank of New York Mellon	$8,496,793	$(3,598,939)	$(4,897,854)	$(8,496,793)	$—

Delaware Ivy VIP Science and Technology
Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral
Counterparty	at Value	Received	Received	Received(a)	Net Exposure(b)
Bank of New York Mellon	$12,389,802	$(277,992)	$(12,111,810)	$(12,389,802)	$—
157

Notes to financial statements

Ivy Variable Insurance Portfolios

11. Offsetting (continued)

Delaware Ivy VIP Small Cap Growth

Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral
Counterparty	at Value	Received	Received	Received(a)	Net Exposure(b)
Bank of New York Mellon	$7,458,683	$—	$(7,458,683)	$(7,458,683)	$—

Delaware Ivy VIP Smid Cap Core

Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral
Counterparty	at Value	Received	Received	Received(a)	Net Exposure(b)
Bank of New York Mellon	$6,570,947	$—	$(6,570,947)	$(6,570,947)	$—

(a) The value of the related collateral exceeded the value of the derivatives and securities lending transactions as of December 31, 2022, as applicable.

(b) Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

12. Securities Lending

Each Portfolio, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each Portfolio of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Portfolio. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. Each Portfolio can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Portfolio or, at the discretion of the lending agent, replace the loaned securities. Each Portfolio continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized

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by cash collateral, the earnings from the collateral investments are shared among each Portfolio, the security lending agent, and the borrower. Each Portfolio records security lending income net of allocations to the security lending agent and the borrower.

Each Portfolio may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Portfolio's cash collateral account may be less than the amount each Portfolio would be required to return to the borrowers of the securities and each Portfolio would be required to make up for this shortfall.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2022:

	Overnight
	and	Under	Between	Over
Securities Lending Transactions	continuous	30 days	30 & 90 days	90 Days	Total
Delaware Ivy VIP Asset Strategy
Money market mutual fund	$13,818,320	$—	$—	$—	$13,818,320
Delaware Ivy VIP Balanced
Money market mutual fund	1,496,265	—	—	—	1,496,265
Delaware Ivy VIP Energy
Money market mutual fund	2,302,463	—	—	—	2,302,463
Delaware Ivy VIP High Income
Money market mutual fund	36,258,877	—	—	—	36,258,877
Delaware Ivy VIP International Core Equity
Money market mutual fund	7,445,419	—	—	—	7,445,419
Delaware Ivy VIP Mid Cap Growth
Money market mutual fund	195,750	—	—	—	195,750
Delaware Ivy VIP Natural Resources
Money market mutual fund	3,858,940	—	—	—	3,858,940
Delaware Ivy VIP Science and Technology
Money market mutual fund	652,255	—	—	—	652,255
Delaware Ivy VIP Small Cap Growth
Money market mutual fund	168,219	—	—	—	168,219

The following is a summary of each Portfolio’s securities lending positions and related cash and non-cash collateral received as of December 31, 2022:

	Values of securities on loan	Values of non-cash collateral	Values of invested collateral	Total
Delaware Ivy VIP Asset Strategy	$17,116,801	$ 3,833,114	$13,818,320	$17,651,434
Delaware Ivy VIP Balanced	6,998,190	5,675,598	1,496,265	7,171,863
Delaware Ivy VIP Energy	10,672,836	8,696,894	2,302,463	10,999,357
Delaware Ivy VIP Growth	40,780,181	41,710,267	—	41,710,267
Delaware Ivy VIP High Income	38,792,042	3,636,615	36,258,877	39,895,492
Delaware Ivy VIP International Core Equity	25,427,392	19,180,768	7,445,419	26,626,187
Delaware Ivy VIP Mid Cap Growth	16,635,152	16,762,042	195,750	16,957,792
Delaware Ivy VIP Natural Resources	8,496,793	4,897,854	3,858,940	8,756,794
Delaware Ivy VIP Science and Technology	12,389,802	12,111,810	652,255	12,764,065
Delaware Ivy VIP Small Cap Growth	7,458,683	7,482,590	168,219	7,650,809
Delaware Ivy VIP Smid Cap Core	6,570,947	6,781,009	—	6,781,009

Investments purchased with cash collateral are presented on the “Schedules of investments” under the caption “Securities Lending Collateral.”

13. Credit and Market Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health

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Notes to financial statements

Ivy Variable Insurance Portfolios

13. Credit and Market Risk (continued) screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Portfolio invests will cause the NAV of the Portfolio to fluctuate.

Some countries in which the Portfolios may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolios.

Certain Portfolios invest a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Certain Portfolios invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a Portfolios' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Certain Portfolios invest in bank loans and other securities that may subject them to direct indebtedness risk, the risk that the Portfolios will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Portfolio more protection than unsecured loans in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments

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that obligate the Portfolio to pay additional cash on a certain date or on demand. These commitments may require each Portfolio to increase its investment in a company at a time when the Portfolio might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Portfolio is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Portfolio may pay an assignment fee. On an ongoing basis, the Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Portfolio may be required to rely upon another lending institution to collect and pass on to the Portfolio amounts payable with respect to the loan and to enforce the Portfolio's rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Portfolio from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Portfolio.

Certain Portfolios invest in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Certain Portfolios may invest in REITs and are subject to the risks associated with that industry. If a Portfolio holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2022. The Portfolios' REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Portfolios also invest in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Portfolios will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.

Each Portfolio may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Portfolios' limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolios' 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.”

14. Contractual Obligations

Each Portfolio enters into contracts in the normal course of business that contain a variety of indemnifications. Each Portfolio's maximum exposure under these arrangements is unknown. However, each Portfolio has not had prior claims or losses pursuant to these contracts. Management has reviewed each Portfolio's existing contracts and expects the risk of loss to be remote.

15. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, FASB issued ASU 2022-06 to defer the sunset date of Accounting Standards Codification Topic 848 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications

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Notes to financial statements

Ivy Variable Insurance Portfolios

15. Recent Accounting Pronouncements (continued) that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating ASU 2020-04 and ASU 2022-06, but does not believe there will be a material impact.

16. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in the Portfolios' financial statements.

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Report of independent registered public accounting firm

To the Board of Trustees of Ivy Variable Insurance Portfolios and Shareholders of Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Balanced, Delaware Ivy VIP Energy, Delaware Ivy VIP Growth, Delaware Ivy VIP High Income, Delaware Ivy VIP International Core Equity, Delaware Ivy VIP Mid Cap Growth, Delaware Ivy VIP Natural Resources, Delaware Ivy VIP Science and Technology, Delaware Ivy VIP Small Cap Growth and Delaware Ivy VIP Smid Cap Core

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the portfolios listed in the table below (eleven of the portfolios constituting Ivy Variable Insurance Portfolios, hereafter collectively referred to as the “Portfolios”) as of December 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2022, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Delaware Ivy VIP Asset Strategy(1)	Delaware Ivy VIP Mid Cap Growth(2)
Delaware Ivy VIP Balanced(2)	Delaware Ivy VIP Natural Resources(2)
Delaware Ivy VIP Energy(2)	Delaware Ivy VIP Science and Technology(2)
Delaware Ivy VIP Growth(2)	Delaware Ivy VIP Small Cap Growth(2)
Delaware Ivy VIP High Income(2)	Delaware Ivy VIP Smid Cap Core(2)
Delaware Ivy VIP International Core Equity(2)

(1) Consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of December 31, 2022, the related consolidated statement of operations for the year ended December 31, 2022, and the consolidated statements of changes in net assets and the consolidated financial highlights for each of the two years in the period ended December 31, 2022.

(2) Statement of assets and liabilities, including the schedule of investments, as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, and the statements of changes in net assets and the financial highlights for each of the two years in the period ended December 31, 2022.

The financial statements of the Portfolios as of and for the year ended December 31, 2020 and the financial highlights for each of the periods ended on or prior to December 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 12, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents, portfolio company investees, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 23, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

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Other Portfolio information (Unaudited)

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Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Portfolio to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended December 31, 2022, each Portfolio reports distributions paid during the year as follows:

	(A)
	Long-Term	(B)
	Capital	Ordinary	(C)
	Gains	Income	Return of	Total
	Distributions	Distributions	Capital	Distributions	(D)
	(Tax	(Tax	(Tax	(Tax	Qualifying
	Basis)	Basis)	Basis)	Basis)	Dividends[1]
Delaware Ivy VIP Asset Strategy	78.03%	21.13%	0.84%	100.00%	7.03%
Delaware Ivy VIP Balanced	89.78%	10.22%	—	100.00%	35.96%
Delaware Ivy VIP Energy	—	100.00%	—	100.00%	75.59%
Delaware Ivy VIP Growth	85.73%	14.27%	—	100.00%	21.80%
Delaware Ivy VIP High Income	—	100.00%	—	100.00%	—
Delaware Ivy VIP International Core Equity	—	100.00%	—	100.00%	—
Delaware Ivy VIP Mid Cap Growth	99.67%	0.33%	—	100.00%	100.00%
Delaware Ivy VIP Natural Resources	—	100.00%	—	100.00%	99.42%
Delaware Ivy VIP Science and Technology	99.15%	0.85%	—	100.00%	23.86%
Delaware Ivy VIP Small Cap Growth	95.87%	4.13%	—	100.00%	47.83%
Delaware Ivy VIP Smid Cap Core	35.35%	64.65%	—	100.00%	7.85%

(A), (B) and (C) are based on a percentage of each Portfolio’s total distributions.

1Qualified dividends represent dividends which qualify for corporate dividends received deduction.

For the fiscal year ended December 31, 2022, certain dividends paid by the Portfolio, determined to be Qualified Short-Term Capital Gains, may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended December 31, 2022, Delaware Ivy VIP Smid Cap Core has reported maximum distributions of Qualified Short-Term Capital Gains of $1,555,977.

Delaware Ivy VIP International Core Equity intends to pass through foreign tax credits in the maximum amount of $1,179,630. The gross foreign source income earned during the fiscal year 2022 by the Portfolio was $17,246,460. The Portfolio has received a refund of foreign taxes previously reported and passed through in prior years (a “foreign tax redetermination”). Shareholders who claimed foreign tax credits with respect to such foreign taxes previously reported in prior years may also have a foreign tax redetermination and may need to file amended tax returns to account for such taxes refunded to the Portfolio. The amount of tax refunded, and years to which the tax relates, will be available upon request, along with certain other information about the refunded tax. Please consult your tax advisor. The amount reported above has not been reduced for any foreign tax redeterminations.

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022

At a meeting held on August 9-11, 2022 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Balanced, Delaware Ivy VIP Energy, Delaware Ivy VIP Growth, Delaware Ivy VIP High Income, Delaware Ivy VIP International Core Equity, Delaware Ivy VIP Mid Cap Growth, Delaware Ivy VIP Natural Resources, Delaware Ivy VIP Science and Technology, Delaware Ivy VIP Small Cap Growth, Delaware Ivy VIP Smid Cap Core (each, a “Fund” and together, the “Funds”) Investment Management Agreements with Delaware Management Company (“DMC”); and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL” and together with MIMGL, MIMAK and MIMEL, the “Affiliated Sub-Advisers”), as applicable.

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Prior to the Meeting, including at a Board meeting held in May 2022, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the applicable Investment Committee, with each Investment Committee assisting the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Investment Management Agreements and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2022. In considering and approving the Investment Management Agreements and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Funds’ Investment Management Agreements and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Investment Management Agreements and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Funds by DMC under its Investment Management Agreements and the experience of the officers and employees of DMC who provide these services, including each Fund’s portfolio manager(s). The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain qualified investment professionals. The Board considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates. The Board also considered non-advisory services that DMC and its affiliates provide to the Delaware Funds, including third party oversight, transfer agent, internal audit, valuation, portfolio trading, and legal and compliance. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services, including each Fund’s portfolio manager(s). The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. As a result, the Board noted that DMC had stated that the Affiliated Sub-Advisers can provide research, investment and trading analysis on the markets and economies of various countries in which the Funds may invest, make recommendations regarding securities and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Funds and their shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Funds.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Funds by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Funds, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for each Fund showed its investment performance in comparison to a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the funds in the Performance Universe. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception

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Other Portfolio information (Unaudited)

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Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

periods, as applicable, ended December 31, 2021. The Board considered that the Funds were managed by Ivy Investment Management Company prior to the acquisition of its parent company, Waddell & Reed Financial, Inc. and its subsidiaries (the “Transaction”), and that each Fund’s performance prior to the closing of the Transaction on April 30, 2021 is that of its predecessor manager.

Delaware Ivy VIP Asset Strategy – The Performance Universe for the Fund consisted of the Fund and all alternative other funds underlying variable insurance product, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the second quartile and for the 3-year and since inception periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year and since inception periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1- and 3-year and since inception periods. The Board, however, noted that the Fund changed its investment strategy in November 2021 and that the investment performance of a majority of the current portfolio management team only began as of November 2021. The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review. The Board also noted the limited period of performance data available and that it would continue to evaluate the Fund’s performance.

Delaware Ivy VIP Balanced – The Performance Universe for the Fund consisted of the and all mixed-asset target allocation growth funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the first quartile and for the 3-, 5-, and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board, however, noted that the Fund changed its investment strategy in November 2021 and that the investment performance of the current portfolio management team only began as of November 2021.The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review.

Delaware Ivy VIP Energy – The Performance Universe for the Fund consisted of the Fund and all natural resources funds underlying variable insurance products, regardless of asset size or primary channel of distribution The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the first quartile and for the 3-year and since inception periods was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was above and for the 3-year and since inception periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1- and 3-year and since inception periods. The Board, however, noted that the Fund changed its investment strategy in November 2021 and that the investment performance of the current portfolio management team only began as of November 2021. The Board also noted the limited period of performance data available and would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC concerning the reasons for the Fund’s relative performance versus the Performance Universe and its benchmark for the various periods.

Delaware Ivy VIP Growth – The Performance Universe for the Fund consisted of the Fund and all large-cap growth funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the first quartile and for the 3-, 5-, and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-year period and underperformed its benchmark index for the 3-, 5-, and 10-year periods. The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review.

Delaware Ivy VIP High Income – The Performance Universe for the Fund consisted of the Fund and all high yield funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the first quartile, for the 3-year period was in the third quartile and for the since inception period was in second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year and since inception periods was above the median and for the 3-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-year period and underperformed its benchmark index for the 3-year and since inception periods. The Board, however, noted that the Fund changed its investment strategy in November 2021 and that the investment

166

performance of the current portfolio management team only began in November 2021. The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review. The Board noted the limited period of performance data available and would continue to evaluate the Fund’s performance.

Delaware Ivy VIP International Core Equity – The Performance Universe for the Fund consisted of the Fund and all international large-cap core funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 10-year periods was in the first quartile and for the 5-year period was in the third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 10-year periods was above the median and for the 5-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 10-year periods and underperformed its benchmark index for the and 5-year period. The Board, however, noted that the Fund changed its investment strategy in November 2021 and that the investment performance of the current portfolio management team only began in November 2021. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark during the periods under review.

Delaware Ivy VIP Mid Cap Growth – The Performance Universe for the Fund consisted of the Fund and all mid-cap growth funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the second quartile and for the 3-year and since inception periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year and since inception periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1- and 3-year and since inception periods. The Board, however, noted that one of the Fund’s three portfolio managers began managing the Fund in October 2016 and another in November 2021. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark during the periods under review.

Delaware Ivy VIP Natural Resources – The Performance Universe for the Fund consisted of the Fund and all natural resources funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the third quartile and for the 10-year period was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-year period and outperformed its benchmark index for the 3-, 5-, and 10-year periods. The Board, however, noted that the Fund changed its investment strategy in November 2021 and that the investment performance of the current portfolio management team only began in November 2021. The Board noted the explanations from DMC concerning the reasons for the Fund’s relative performance versus the Performance Universe and its benchmark for the various periods.

Delaware Ivy VIP Science and Technology – The Performance Universe for the Fund consisted of the Fund and all science and technology funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year and since inception periods was in the third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year and since inception periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1- and 3-year and since inception periods. The Board, however, noted that one of the Fund’s two portfolio managers only began managing the Fund in November 2021. The Board noted the explanations from DMC concerning the reasons for the Fund’s relative performance versus the Performance Universe and its benchmark for the various periods.

Delaware Ivy VIP Small Cap Growth – The Performance Universe for the Fund consisted of the Fund and all small-cap growth funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile and for the 3-year and since inception periods was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and since inception periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-year period and underperformed its benchmark index for the 3-year and since inception periods. The Board, however, noted that one of the Fund’s two portfolio managers began managing the Fund in October 2016. The Board noted the explanations from DMC concerning the reasons for the Fund’s relative performance versus the Performance Universe and its benchmark for the various periods.

167

Other Portfolio information (Unaudited)

Ivy Variable Insurance Portfolios

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

Delaware Ivy VIP Smid Cap Core – The Performance Universe for the Fund consisted of the Fund and all small-cap core funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the third quartile, for the 3-year period was in the fourth quartile and for the 10-year period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was below the median and for the 10-year period was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark for the 1-year period and underperformed its benchmark index for the 3-, 5-, and 10-year periods. The Board, however, noted that the Fund changed its investment strategy in November 2021 and that the investment performance of the current portfolio management team only began in November 2021. The Board noted the explanations from DMC concerning the reasons for the Fund’s relative performance versus the Performance Universe and its benchmark for the various periods.

Comparative expenses. The Board received and considered expense data for the Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also considered on the comparative analysis of contractual management fees and actual total expense ratios of each Fund versus contractual management fees and actual total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by each Fund were compared with the contractual management fees (assuming all funds were similar in size to each Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with a Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). Each Fund’s total expenses were also compared with those of its Expense Universe.

Delaware Ivy VIP Asset Strategy – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average.

Delaware Ivy VIP Balanced – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average.

Delaware Ivy VIP Energy – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average.

Delaware Ivy VIP Growth – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average.

Delaware Ivy VIP High Income – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average.

Delaware Ivy VIP International Core Equity – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average.

Delaware Ivy VIP Mid Cap Growth – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were below its Expense Group average.

Delaware Ivy VIP Natural Resources – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average.

Delaware Ivy VIP Science and Technology – The expense comparisons for the Fund showed that its actual management fee was equal to the median of its Expense Universe and its actual total expenses were below its Expense Group average.

Delaware Ivy VIP Small Cap Growth – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average.

Delaware Ivy VIP Smid Cap Core – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average.

168

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board noted that DMC, and not the Funds, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Funds.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreements and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds complex, including the current breakpoints. The Board noted that, as of March 31, 2022, the net assets of the Delaware Ivy VIP Growth and Delaware Ivy VIP High Income each exceeded their first breakpoint level and that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to each Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Funds.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Funds and the ongoing commitment of DMC and its affiliates to the Funds, the Board did not find that any ancillary benefits received by DMC and its affiliates were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreements and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

169

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Year	the Trust	Served[1]	by Trustee	Past Five Years	Past Five Years
Interested Trustee

Shawn K. Lytle[2]	President,	President and	126	Macquarie Asset	None
100 Independence	Chief Executive Officer,	Chief Executive Officer		Management[3]
610 Market Street	and Trustee	since August 2015		(2015–Present)
Philadelphia, PA				-Global Head of
19106-2354		Trustee since		Macquarie Asset
1970		September 2015		Management Public
Investments
(2019–Present)
-Head of Americas of
Macquarie Group
(2017–Present)
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	126	Stonebrook Capital	None
100 Independence				Management, LLC
610 Market Street				(financial
Philadelphia, PA				technology: macro
19106-2354				factors and databases)
1959				-Managing Member
(1993-Present)

Ann D. Borowiec	Trustee	Since March 2015	126	J.P. Morgan Chase &	Banco Santander
100 Independence				Co. (1987-2013)	International
610 Market Street				-Chief Executive Officer,	(2016–2019)
Philadelphia, PA				Private Wealth	Santander Bank, N.A.
19106-2354				Management (2011–	(2016-2019)
1958				2013)

Joseph W. Chow	Trustee	Since January 2013	126	Private Investor	None
100 Independence				(2011–Present)
610 Market Street
Philadelphia, PA
19106-2354
1953

H. Jeffrey Dobbs	Trustee	Since April 2019[4]	126	KPMG LLP	TechAccel LLC
100 Independence				(2002-2015)	(2015–Present)
610 Market Street				-Global Sector	PatientsVoices, Inc.
Philadelphia, PA				Chairman,	(2018–Present)
19106-2354				Industrial Manufacturing	Valparaiso University
1955				(2010-2015)	Board
(2012-Present)
Ivy Funds Complex (2019-
2021)

170

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Year	the Trust	Served[1]	by Trustee	Past Five Years	Past Five Years

John A. Fry	Trustee	Since January 2001	126	Drexel University	Federal Reserve
100 Independence				-President	Bank of Philadelphia
610 Market Street				(2010–Present)	(2020–Present)
Philadelphia, PA					FS Credit Real Estate
19106-2354					Income Trust, Inc.
1960					(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr.	Trustee	Since November 1998[4]	126	University of Oklahoma	OU Medicine, Inc.
100 Independence				-President	(2020–Present)
610 Market Street				(2020–Present)	Big 12 Athletic Conference
Philadelphia, PA				-Interim President	(2019-Present)
19106-2354				(2019–2020)	Valliance Bank
1967				-Vice President and	(2007–Present)
				Dean, College of Law	Ivy Funds Complex
				(2010–2019)	(1998-2021)
Brookhaven
Investments LLC
(commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial
enterprises)
-Managing Member
(2019–Present)

Sandra A.J. Lawrence	Trustee	Since April 2019[4]	126	Children’s Mercy	Brixmor Property
100 Independence				Hospitals and Clinics	Group Inc. (2021-Present)
610 Market Street				(2005–2019)	Sera Prognostics Inc.
Philadelphia, PA				-Chief Administrative	(biotechnology)
19106-2354				Officer	(2021-Present)
1957				(2016–2019)	Recology (resource
recovery) (2021-Present)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018-Present)
National Association of
Corporate Directors
(2017-Present)
Ivy Funds Complex
(2019-2021)
American Shared Hospital
Services (medical device)
(2017-2021)
Westar Energy (utility)
(2004-2018)

171

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Year	the Trust	Served[1]	by Trustee	Past Five Years	Past Five Years

Frances A.	Trustee	Since September 2011	126	Banco Itaú International	Florida Chapter of
Sevilla-Sacasa				-Chief Executive Officer	National Association of
100 Independence				(2012–2016)	Corporate Directors
610 Market Street					(2021-Present)
Philadelphia, PA					Callon Petroleum
19106-2354					Company (2019-Present)
1956					Camden Property Trust
(2011-Present)
New Senior Investment
Group Inc. (2021)
Carrizo Oil & Gas, Inc.
(2018-2019)

Thomas K. Whitford	Chair and Trustee	Trustee since January	126	PNC Financial Services	HSBC USA Inc.
100 Independence		2013		Group (1983–2013)	(2014–2022)
610 Market Street				-Vice Chairman (2009-	HSBC North America
Philadelphia, PA		Chair since January		2013)	Holdings Inc.
19106-2354		2023			(2013–2022)
1956					HSBC Finance
Corporation
(2013–2018)

Christianna Wood	Trustee	Since January 2019	126	Gore Creek	The Merger Fund
100 Independence				Capital, Ltd.	(2013–2021),
610 Market Street				-Chief Executive Officer	The Merger Fund VL
Philadelphia, PA				and President (2009–	(2013–2021),
19106-2354				Present)	WCM Alternatives: Event-
1959					Driven Fund (2013–2021),
and WCM
Alternatives: Credit Event
Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
(2008–Present)

Janet L. Yeomans	Trustee	Since April 1999	126	3M Company	Okabena Company
100 Independence				(1995-2012)	(2009–2017)
610 Market Street				-Vice President and
Philadelphia, PA				Treasurer (2006–2012)
19106-2354
1948

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	126	David F. Connor has	None[5]
100 Independence	General Counsel, and	since May 2013; General		served in various
610 Market Street	Secretary	Counsel since May		capacities at different
Philadelphia, PA		2015; Secretary since		times at Macquarie
19106-2354		October 2005		Asset Management.
1963

Daniel V. Geatens	Senior Vice President	Senior Vice President	126	Daniel V. Geatens has	None[5]
100 Independence	and Treasurer	and Treasurer since		served in various
610 Market Street		October 2007		capacities at different
Philadelphia, PA				times at Macquarie
19106-2354				Asset Management.
1972
172

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Year	the Trust	Served[1]	by Trustee	Past Five Years	Past Five Years

Richard Salus	Senior Vice President	Senior Vice President	126	Richard Salus has	None
100 Independence	and Chief Financial	and Chief Financial		served in various
610 Market Street	Officer	Officer since November		capacities at different
Philadelphia, PA		2006		times at Macquarie
19106-2354				Asset Management.
1963

1 “Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex. 2 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Portfolios' investment advisor.

3 Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Portfolios' investment advisor, principal underwriter, and transfer agent.

4 Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.

5 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

173

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Portfolio’s Form N-PORT, as well as a description of the policies and procedures that each Portfolio uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that each Portfolio uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in each Portfolio’s most recent Form N-PORT are available without charge on the Portfolios’ website at delawarefunds.com/vip/literature.

Information (if any) regarding how each Portfolio voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Portfolios’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(2709202)

ANN-VIP1-0223

Annual report

Ivy Variable Insurance Portfolios

Delaware Ivy VIP Core Equity

Delaware Ivy VIP Corporate Bond

Delaware Ivy VIP Global Growth

Delaware Ivy VIP Limited-Term Bond

Delaware Ivy VIP Value

Delaware VIP Global Value Equity*

Delaware VIP Real Estate Securities**

December 31, 2022

*Effective July 29, 2022, the name of Delaware Ivy VIP Global Equity Income changed to Delaware VIP Global Value Equity.

**Effective July 29, 2022, the name of Delaware Ivy VIP Securian Real Estate Securities changed to Delaware VIP Real Estate Securities.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited ABN 46 008 583 542 ("Macquarie Bank"), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Portfolios are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2022, and subject to change for events occurring after such date.

The Portfolios are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Portfolios are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

All third-party marks cited are the property of their respective owners.

© 2023 Macquarie Management Holdings, Inc.

Portfolio management reviews

Delaware Ivy VIP Core Equity

December 31, 2022 (Unaudited)

The investment objective of the Portfolio is to seek to provide capital growth and appreciation.

For the fiscal year ended December 31, 2022, Delaware Ivy VIP Core Equity (the "Portfolio") declined, although it outperformed its benchmark, the S&P 500® Index. The Portfolio’s Class II shares declined 17.33%. Returns reflect reinvestment of all distributions. During the same period, the benchmark fell 18.11%. For complete, annualized performance of Delaware Ivy VIP Core Equity, please see the table on page 16.

Market review

The year 2022 turned out to be a very challenging year for market participants. Contrary to many market declines over the past 40 years, this time, having a strong allocation to fixed income securities failed to cushion the blow of a broad equity sell-off. The reason, of course, was the emergence of a strong inflationary impulse that began in early 2021 and built through June 2022 when the US Consumer Price Index (CPI) crested at a 9% year-over-year change, its highest reading since 1981. Interest rates responded to the rapid rise in inflation, with the 10-year Treasury bond yield rising from approximately 1.50% at the start of the year to a high of over 4.20% by October as market participants required higher yields to account for higher longer-run inflation expectations. The US Federal Reserve acted aggressively to cool economic growth by changing policy with respect to the two tools available to the Fed – higher short-term interest rates and through quantitative tightening whereby the central bank reduces the pace of reinvestment of proceeds from maturing government securities. Fed actions were unprecedented, and frankly late, given the Fed’s position throughout 2021 that inflation was “transitory” in nature and a function of supply disruption from COVID-19. In reality, unprecedented government stimulus (estimated at $5 trillion through the pandemic) in the hands of consumers and businesses did exactly what it was intended to do – to pull the country rapidly out of a situation where greater than 13% of Americans were without jobs. Concerted efforts by the Fed began in March 2022 with a 0.25-percentage-point increase to the federal funds rate followed by another 4.00 percentage points of additional raises throughout 2022.

Sharply higher interest rates, aggressive Fed actions, and less in the way of pent-up demand provided the impetus for the current US economic slowdown we are experiencing. Throughout the first three quarters of 2022, equity markets declined sharply as market participants discounted the inevitable slowdown in corporate profit growth and adjusted the value of future profits to the higher level of interest rates. Expensive growth stocks led the market decline, with the Russell 1000® Growth Index (representative of higher-growth equities) declining more than 29% through the year while value-oriented equities, as represented by the Russell 1000® Value Index, fell by only 8% over the same period. The S&P 500 Index (the Portfolio’s benchmark), made up of both growth and value equities, fell by just over 18% for the year.

As the US equity market has contracted, valuations have moved to more attractive levels. The price paid on forward 12-month earnings on the S&P 500 Index began the year at 20 times earnings but contracted to a low of 15 times earnings by the end of September, a market low for 2022. Today, under the assumption that forward consensus estimates are correct, the S&P 500 Index is trading at just over 17 times earnings. We believe the greatest uncertainty ahead is the effect of a weaker economy on expected forward profits for the market. That said, we believe that the starting point of a 3.5% national unemployment rate, healthy wage growth (particularly at the low end of the job market), and signs of cooling inflation provide some reasons for optimism that the current downturn will be relatively mild.

Within the Portfolio

Sector allocation essentially drove all the positive relative performance, benefiting from the Portfolio’s lower-than-market exposure to consumer discretionary and communication services stocks. As a group, these stocks more than doubled the overall market’s decline for the year. The Portfolio’s overexposure to financials, our largest overweight allocation, also was positive. The relative underweight allocation to energy equities was problematic, however. A combination of modest investments in new supply (following years of subpar returns on capital), post-pandemic demand growth, an unforeseen conflict in Eastern Europe, and low starting-point valuations drove energy to the pole position in terms of performance. Cash provided a modest benefit to portfolio performance during the fiscal year given the decline in index returns.

Individual stock selection overall had little effect on relative performance. Strong gains in consumer discretionary and communication services, where we avoided names like Tesla Inc., Meta Platforms Inc., Comcast Corp., and Charter Communications Inc., were offset by weaker selection decisions within financials and staples. Within financials, exposure to alternative investment managers and our lone investment in a traditional asset manager, Artisan Partners Asset Management Inc., detracted from performance. The fourth-quarter decline in Costco Wholesale Corp. following a weaker monthly sales reading in November drove the negative selection within consumer staples.

The 12-month period was a difficult one for investors. In a market that declined nearly 20%, we had our share of investments that underperformed, including Blackstone Inc., KKR & Co. Inc., Aptiv PLC, Amazon.com Inc., and Alphabet Inc. Yet we also had a group of

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Portfolio management reviews

Delaware Ivy VIP Core Equity

defensive performers that included AutoZone Inc., The Progressive Corp., Aon PLC, Eli Lilly & Co., Deere & Co., and Linde PLC. Throughout the year, we deliberately carried below-market risk (as measured by standard deviation and beta) during a time of unprecedented inflationary pressures and a Fed that raised short-term borrowing rates at the fastest pace since the early 1980s.

Real uncertainties continue to exist with respect to the outlook on inflation but a structurally tight US labor market and the emergence of resource-thirsty China from strict lockdowns may very well keep the Fed’s 2% inflation target out of reach over the medium term. The Portfolio’s overall risk remains roughly consistent with the broader market.

We added a position in Zebra Technologies Corp. to the Portfolio during the fourth quarter. Zebra Technologies manufactures devices and software that enable companies to track and manage inventories, whether that inventory is at an Amazon fulfillment center, hospital, retailer, or warehouse. Since the company has experienced component supply problems in 2022, the stock’s valuation has compressed substantially and no longer embeds a pandemic premium. We believe Zebra Technologies has the potential to grow 5% to 7% over the long run, and we initiated the Portfolio’s position as a result.

We also re-initiated the Portfolio’s position in Discover Financial Services. We first invested in Discover in early 2020 after the stock corrected during the pandemic. We think the market has already priced a modest recession into the valuation of its shares and, in our view, the company’s single-digit price-to-earnings (P/E) multiple doesn’t fully capture its longer-run earnings potential.

From a sector standpoint, we remain overweight the financials, industrials, and materials sectors, though our weightings are based on company-specific opportunities. Within the financials sector, our heaviest overweight position, we have companies tied to alternative investments, capital markets recovery, insurance brokerage, exchanges (representing a view on market volatility), consumer finance, and property casualty insurance. This is an eclectic mix not tied to a single market factor. Within the industrials and materials sectors, we believe companies with reasonable valuations with exposure to decarbonization, reshoring/domestic capital investment, and commercial aerospace should allow shareholders to participate in more robust growth dynamics over the course of the next economic cycle. We remain more cautious through our underweight positions in the consumer discretionary, information technology, and communications services sectors though some valuations within these sectors have become more attractive and reflective of slowdowns in consumption and advertising. We also continue to hold a modest position in cash that affords us to take advantage of market volatility.

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Portfolio management reviews

Delaware Ivy VIP Corporate Bond

December 31, 2022 (Unaudited)

The investment objective of the Portfolio is to seek to provide current income consistent with preservation of capital.

For the fiscal year ended December 31, 2022, Delaware Ivy VIP Corporate Bond (the "Portfolio") posted a negative return that underperformed its benchmark, the Bloomberg US Corporate Investment Grade Index, which also declined for the period. The Portfolio’s Class II shares declined 15.86% (return reflects all distributions reinvested). During the same period, the benchmark declined 15.76%. For complete, annualized performance of Delaware Ivy VIP Corporate Bond, please see the table on page 18.

Market review

It quickly became apparent as the Portfolio’s fiscal year began in January 2022 that inflation had shifted from being real but transitory to becoming severe and sticky, owing to a combination of labor shortages, low unemployment, high consumer demand, and supply chain shortages.

We foresaw, like many investors, that the US Federal Reserve would react by raising rates. What we did not anticipate was just how fast, steep, and tenacious those increases would be. Investors expected that rates would rise gradually. They were surprised then by the Fed’s pace of hikes that began with a 0.25-percentage-point increase in mid-March followed by a 0.50-percentage-point hike in early May and increases of 0.75 percentage points at the next four meetings before ending the year with a 0.50-percentage-point hike in December. Though the Fed was initially constrained by the need to reduce its balance sheet, by the time it acted, a more aggressive approach seemed necessary.

The Russia-Ukraine war and China’s economic lockdowns to prevent the spread of COVID-19 also surprised investors. Both caused severe disruptions of the global supply chain, putting significant pressure on inflation. The world learned an expensive lesson on just how important Ukraine is to the global supply of agricultural and industrial products. While less surprising, the disruption in the supply of Russian energy was also painful, particularly to European economies that have been reliant on cheap Russian natural gas. The problems in China were unexpected as the spread of the virus began to increase despite the onset of warmer weather. Rather than take a more moderate approach to managing the virus, China reacted with a broad swath of shutdowns that sharply curtailed industrial output.

All three events – the Fed’s aggressive response to inflation, the Russia-Ukraine war, and China’s zero-COVID policy – had a dramatic effect on bond markets during the Portfolio’s fiscal year. Driven primarily by rates and inflation, 2022 was the worst annual performance on record and only the second time in history the Bloomberg US Corporate Investment Grade Index would post back-to-back annual losses – the other time was in 1979-1980. This was attributable mainly to duration, a measure of a portfolio’s sensitivity to higher interest rates, since the longer the duration of a portfolio, the more sensitive it is to interest rates.

There was significant rate volatility throughout the year. When the Fed started to raise rates aggressively, investors began talking of an impending recession. (The federal funds rate was raised 4.25 percentage points in 2022.) As a result, spreads reacted negatively and began to widen. The 10-year Treasury yield rose from 1.51% on December 31, 2021 to 3.88% at year-end 2022, an increase of 237 basis points (or 2.37 percentage points), which sharply stung long-duration credits. While spreads in the investment grade market increased only about 38 basis points over the course of the year, the combination of rising rates and widening spreads was both unusual and painful to investors.

Looking at the relative performance of investment grade versus high yield securities, duration was the key differentiator. High yield performed much better than investment grade, with most of the damage in the investment grade market resulting from duration rather than from widening spreads. Because high yield tends to be a shorter-duration asset class, it held up better. For calendar year 2022, investment grade bonds, as measured by the Bloomberg US Corporate Investment Grade Index, declined 15.76%. High yield bonds, as measured by the Bloomberg US Corporate High-Yield Index, declined 11.19%, just three-quarters of the loss sustained by investment grade bonds.

Although 2022 was another strong year for issuance in the US investment grade corporate bond market, issuance was 20% lower than the previous year. It is noteworthy that 2021 marked the second highest amount of proceeds ever raised in the investment grade market. Some sectors, particularly banking, unexpectedly flooded the market with new issuance in 2022, as companies looked to obtain financing once the Fed began its torrid pace of aggressive rate hikes early in the year.

Even though 2022 was the worst year on record for total returns within the investment grade US corporate bond market, corporate profitability was never higher, with record-setting margins and healthy cash flows. From a fundamental standpoint, this allowed issuers in the US corporate

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Portfolio management reviews

Delaware Ivy VIP Corporate Bond

bond market to enter this weakening macroeconomic backdrop with strong balance sheets and liquidity. However, third-quarter results indicated noticeable slowdowns across many sectors while guidance and overall sentiment began to shift more negatively as we headed toward year-end and into 2023.

Within the Portfolio

Yield curve positioning was the main contributor to the Portfolio’s relative performance during the fiscal year. The Portfolio’s underweight to spread duration in the long end of the curve helped performance as higher interest rates drove the price of credits held in the benchmark sharply lower. Similarly, the Portfolio’s slight overweight to the front end of the curve was beneficial to performance as these securities outperformed on a relative basis for the same reason; the shorter the duration, the less of an impact to performance from rates was experienced. The Portfolio benefited from a small allocation to out-of-benchmark investments in high yield securities, which generally outperformed their investment grade counterparts for the fiscal year by virtue of their lower-duration nature. Even though Delaware Ivy VIP Corporate Bond is allowed to invest up to 20% of its assets in high yield securities, it maintained a portfolio allocation that varied throughout the fiscal year.

We think most of the relative performance was attributable to rising rates and higher duration. Still, credit spreads widened meaningfully as well – a phenomenon that we acknowledge is rather rare when rates and spreads widen at the same time. Usually spreads increase in the face of a potential recession and consequently weigh on issuers’ earnings. But this year, rates and spreads moved in the same direction, resulting in the corporate bond market’s worst calendar year total return since its inception.

On a sector basis, banking detracted the most from the Portfolio’s performance. Ironically, the credit quality in the banking industry has generally been pristine, much stronger today than it was during the recession of 2008-2009. The Portfolio underperformed due to a combination of security selection and an underweight allocation to the sector. In an effort to add yield, we invested in subordinated instruments while maintaining the Portfolio’s underweight to the front end of the curve where yields were less attractive, under the assumption that fundamentals were strong, and we thought valuations were attractive relative to other sectors. As the year progressed, the impact of higher rates proved detrimental for such a strategy. Additionally, given the sector’s shorter duration profile, it outperformed the broader Bloomberg US Corporate Investment Grade Index and, as a result, the Portfolio’s underweight also partially detracted from performance. Banking credits that the Portfolio owned included Credit Agricole SA and Bank of America Corp.

The Portfolio also held bonds issued by companies in the electric utility sector. These were typically long duration and given the Portfolio’s overweight positions to longer-dated issues, they detracted from performance. Portfolio holdings in this sector included regulated utility operators Exelon Corp. and Entergy Corp.

Among contributors to performance during the fiscal year, the Portfolio benefited from both security selection and an underweight to consumer non-cyclicals as the sector underperformed given its longer duration profile and the surge in rates over the period. The Portfolio’s underweight to longer-dated issues, especially in the healthcare subsector, as well as its overweight to shorter maturities in subsectors such as food/beverage, given the lack of relative value in this defensive sector, added to performance. Boston Scientific Corp., a medical device manufacturer, and McCormick & Company Inc., a food and beverage company, were among the Portfolio’s holdings in the sector.

In addition, the Portfolio’s out-of-benchmark allocation to risk-free assets, including cash, Treasurys, and short-duration sectors, such as asset-backed securities (ABS) (auto loans), added to performance.

Once higher rates and wider spreads had done material damage to the asset class, we sought to increase the Portfolio’s credit quality. With prices at historic lows, we began buying lower-priced bonds. The asset class experienced some of the lowest dollar prices on securities in the past 30 to 40 years. Consequently, we viewed the decision to buy bonds of high-quality issuers at historically low prices as an attractive opportunity.

At fiscal year end, the Portfolio was positioned with 98% of its assets in investment grade securities and the balance in high yield. Earlier in the fiscal year, the Portfolio had as much as 3.5% in high yield. We also reduced the Portfolio’s BBB-rated allocation within investment grade, having moved up in quality within the asset class.

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During the fiscal year, Delaware Ivy VIP Corporate Bond used a small position in options as a way to add incremental performance gains. These options contracts also would have allowed the Portfolio to purchase underlying securities at a price lower than the current market value of the security. The position did not have a material impact on the Portfolio's performance during the fiscal year.

We believe credit fundamentals are likely to weaken over the next several quarters, with the highest risks in industries most exposed to consumer demand and interest rates. The ultimate impact on balance sheets will depend on the extent of earnings deceleration from profit margin erosion. We do not believe that the current spread level of the overall Bloomberg US Corporate Investment Grade Index – at +130 basis points at year end – reflects the risks surrounding current monetary and economic policies or the technical risk around supply issuance that we believe is looming for the beginning of 2023. For this reason, the Portfolio is carrying more cash than usual entering the new year, as we anticipate widening in secondary spreads from an active new-issue calendar and weak fourth-quarter earnings and guidance.

Along with global central banks ratcheting up rates, commercial and retail banks are also aggressively tightening lending conditions. In light of this, we think the next shoe to drop in the global economy could be a series of weaker profits around quarterly earnings announcements. Given our view that spreads should be wider than where they are now, we think spreads could remain range-bound (and not hit the +200-basis-point levels often associated with a full-blown recessionary environment).

Our thesis about spreads remaining range-bound, albeit at wider levels, is predicated on the fact that: (1) corporate fundamentals (broadly speaking) have never been stronger coming into this backdrop of softening demand and tighter lending/monetary conditions, (2) the level of all-in total yields should be supportive of investor inflows, and (3) investors should be mindful of the “Fed put” that could be reinitiated to restore market stability if spread levels were to surpass +200 basis points. Thus, we believe the latter two points could prompt buying and offer a potential snap-back from wider spread levels given the strength of corporate balance sheets.

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Portfolio management reviews

Delaware Ivy VIP Global Growth

December 31, 2022 (Unaudited)

The investment objective of the Portfolio is to seek to provide growth of capital.

For the fiscal year ended December 31, 2022, Delaware Ivy VIP Global Growth (the "Portfolio") experienced a negative return but outperformed its benchmark, the MSCI ACWI (All Country World Index). The Portfolio’s Class II shares declined 17.49%. Returns reflect reinvestment of all distributions. During the same period, the benchmark declined 18.36% (net) and 17.96% (gross). For complete, annualized performance of Delaware Ivy VIP Global Growth, please see the table on page 20.

Market review

The year 2022 may mark one of the greatest paradigm shifts for global markets and economies in recent history. A confluence of events, including fallout from pandemic spending and loose monetary policy, catalyzed what had been years in the making.

Major central bank policy shifts, inflation, changes to global supply chains, the end of cheap Russian energy for Europe, and labor shortages created broad-based asset price declines with few exceptions. Equities fell along with bond markets, which typically provide protection, as investors scrambled to face, what we believe will be, a new reality.

Years of lower interest rates and quantitative easing finally came to an end and manifested in the form of inflation. Perpetuating inflationary pressure, the war in Ukraine drove increases to energy and food prices, particularly in Europe. Responding to the invasion, Western nations implemented sanctions against Russia, effectively preventing Russia from supplying its natural gas, oil, wheat, and other commodities to most of the world. In addition, home prices and wage growth became concerning. Home affordability was historically low and labor shortages along with demographic shifts created a challenging economic scenario for central banks to navigate.

In response, the US Federal Reserve initiated a series of interest rate hikes. Other central banks quickly followed. The US increased rates 4.25 percentage points and the European Central Bank (ECB) increased rates 2.5 percentage points, abandoning negative rate policy. With higher rates, market valuations quickly declined. Extremely high multiples, afforded by longer-duration growth companies through the low-rate environment over the past decade, were hit particularly hard.

China maintained its zero-COVID policy throughout most of the year before opening up in December as the pressure from China’s population and its weakening economy became too great. We believe that this should enable growth to resume in China and ease supply chain disruptions globally.

There were few places for investors to seek refuge during the fiscal year. From an equity sector perspective, energy was the only area of the market in positive territory. Years of underinvestment and supply shortages became a challenge for the world when Russian commodities were cut off. Investment in traditional energy became a focus with the acknowledgment that it will be many years before alternative energy sources replace fossil fuels to a significant degree.

Within the Portfolio

Stock selection in the communication services and consumer discretionary sectors contributed the most to relative performance while stock selection in the consumer staples and information technology sectors detracted from performance. At a country level, the US and Canada contributed the most while Germany was the biggest drag on relative performance.

On an individual stock basis, ConocoPhillips, a US-based integrated energy company, and Canadian Natural Resources Ltd., a Canadian energy company primarily focused on exploration and production, were the largest contributors to performance. Both companies had significant growth resulting from higher energy prices. While we are valuation sensitive and trimmed energy positions as these stocks rallied, the Portfolio remains overweight the sector.

The largest detractors from performance were Ambarella Inc. and HelloFresh SE. Ambarella is a US-based semiconductor company with significant sales to the automobile industry. While its shares were up sharply in the fourth quarter in anticipation of a recovery in autos, the industry was hindered most of the year by supply chain disruptions. We continue to think that Ambarella is well positioned to benefit from the increasing use of electronics in motor vehicles.

HelloFresh is a German food-delivery service popular in the US and overseas. The company had benefited from the pandemic as more people opted for food delivery, but despite continued sales growth HelloFresh had to spend more on customer acquisition and marketing expenses.

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While we believe it may be able to convert new customers into future sales growth, we thought there are better opportunities in companies with similar growth profiles, particularly in the US, and we exited the Portfolio’s position.

The Portfolio's use of foreign exchange (FX) currency positions had a limited effect during the fiscal year. Overall, derivatives were immaterial to the Portfolio's performance during the fiscal year.

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Portfolio management reviews

Delaware Ivy VIP Limited-Term Bond

December 31, 2022 (Unaudited)

The investment objective of the Portfolio is to seek to provide current income consistent with preservation of capital.

For its fiscal year ended December 31, 2022, Delaware Ivy VIP Limited-Term Bond (the "Portfolio") posted a negative return that underperformed its benchmark, the Bloomberg 1-3 Year US Government/Credit Index, which also declined for the period. The Portfolio’s Class II shares declined 4.20% (return reflects all distributions reinvested). During the same period, the benchmark declined 3.69%. For complete, annualized performance of Delaware Ivy VIP Limited-Term Bond, please see the table on page 22.

Market review

Russia’s invasion of Ukraine in late February 2022 was notable not just for its human tragedy; it also marked the most substantial use of unconventional economic weapons in response to the conventional weapons of modern warfare. As such, the war in Ukraine had significant economic ramifications, not the least of which was global inflation that climbed to a multidecade high before the year ended.

The war created severe disruptions in the production of Ukrainian agricultural and other commodities. Combined with the economic sanctions imposed on Russia, significant disruptions to global supply chains resulted. Energy and food markets, already confronting shortages and soaring prices stemming from the COVID-19 pandemic, were pressured further.

Central banks around the world attempted to control inflation, which was fueled by supply shortages combined with resilient consumer demand. In particular, Europe felt the brunt of rising energy prices because of its heavy reliance on imports from Russia, complicating the mission of the European Central Bank.

Generally during periods of heightened geopolitical risk and increasing volatility, central banks slow or reverse the pace of interest rate hikes, but this past year was an exception, and inflation remained well above their target. The US Federal Reserve raised interest rates and stopped quantitative easing, abandoning the tools that it had previously used to stimulate the economy.

The abrupt rise in interest rates – the US federal funds rate increased from near zero to a range of 4.25% to 4.50% by year end – took a bite out of the interest-rate-sensitive sectors of the economy. Housing felt the burden of higher mortgage rates after enjoying significant appreciation during the pandemic.

Political unrest in China, especially that related to restrictions imposed to control the spread of COVID-19, also contributed to global economic problems. Throughout much of the year, China maintained its aggressive lockdowns of major cities. The zero-COVID policy contributed to ongoing supply chain disruptions and inflationary pressure. In December, China abruptly eased its restrictions, opening the door to a potential surge in demand. That could pose new challenges to central banks early in 2023 as they attempt to bring inflation down to acceptable levels.

The US dollar maintained strength for most of the year while the euro declined below parity with the dollar. The war in Ukraine and central banks’ aggressive anti-inflationary monetary policies combined to cause idiosyncratic stressors to bubble to the surface. For example, an acute financial crisis in the UK related to pension plans led the Bank of England to intervene to stabilize the country’s interest rates even though it had been raising rates to fight inflation.

Against this highly volatile backdrop, credit markets behaved reasonably well in 2022, albeit while sustaining broad losses due largely to the move higher in interest rates. However, higher yields were viewed as an opportunity for many fixed income investors and may have provided important technical support at a time when central banks across most of the developed world were raising short-term rates.

Within the Portfolio

Investors widely expected that the Fed would be active throughout most of the fiscal year. That expectation became reality at the end of March when the Fed began raising rates. Investors then shifted focus to just how much tightening the Fed would do.

In managing the Portfolio, we try to provide rather than take liquidity. Liquidity enables us to take advantage of periods of uncertainty. It provides us with the investment flexibility to take advantage of market opportunities as they arise.

We entered 2022 with an overweight to investment grade corporate credit, which detracted from performance. That was in large part because of our overweight to BBB-rated credit, which underperformed. We were attracted to the higher income provided by BBB-rated bonds. Yield opportunities in shorter-term securities moved materially higher. Meanwhile, we maintained the Portfolio’s overweight to investment grade corporate credit.

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Some key drivers that weighed on performance within investment grade corporate credit included Avolon Holdings Ltd., which leases commercial jet aircraft. Avolon had disappointing financial results and we exited that credit. However, we have maintained exposure to the industry, as we remain constructive on its economic fundamentals.

Exposure to Royalty Pharma PLC, an acquirer of biopharmaceutical royalties, also detracted from performance. It underperformed the benchmark in part because of the longer average maturity of its holdings. However, we do maintain exposure to Royalty Pharma as we see the credit as undervalued at this time.

The Portfolio also had a modest exposure to agency mortgage-backed securities (MBS), which detracted from performance based on the mortgage market’s sensitivity to the uncertainties associated with rising interest rates. The rising interest rate environment added to volatility within the MBS market, but we believe that relative to investment grade corporate credit, MBS looks reasonably attractive, and we maintain exposure there.

Yield curve management also detracted from performance. We generally maintained greater interest rate sensitivity in the Portfolio than the overall benchmark.

Out-of-benchmark exposure to asset-backed securities (ABS) detracted as well but was diversified across multiple subsectors, including lease and equipment, floor planning, and high-quality auto segments.

Contributors to the Portfolio’s relative performance included an underweight to government-related non-corporate issuers, as their performance generated negative excess returns. Conversely, the Portfolio’s allocation to high yield bonds outperformed the benchmark return. That came from positive security selection, including exposure to senior secure bonds issued by lower-rated insurance broker USI Inc. We remain comfortable owning the bond as we see a favorable insurance-rate environment continuing into the new year.

The Portfolio also benefited from good security selection in emerging markets relative to the benchmark. This included exposure to higher-quality names within that space. One was a modest allocation to Banco de Credito e Inversiones SA, a Chilean banking company. With commodity prices rising throughout 2022, some exposure to First Quantum Minerals Ltd. benefited performance. We continue to own both emerging market securities.

Key risks and opportunities

Monetary policy in the US remains one of the largest uncertainties as we embark on a new year. Markets continue to price in a lower terminal rate (peak interest rate) than the Fed. That indicates that the Fed is likely to tighten more than investors expect. That divergence will be resolved one way or the other and will be determined largely by the trajectory of inflation, which remains well above the Fed’s 2% target rate. The discrepancy in expectations between investors and the Fed suggests there will likely be more market volatility in the coming months.

We expect credit spreads to widen because of that uncertainty. We could also see a shallow recession in late 2023 or early 2024. However, if we are wrong, the risk most likely would be skewed to the downside – a potentially deeper or longer recession.

We are watching for signs that economic slowing could be occurring more quickly than expected. We believe this would increase the risk of a policy mistake by the Fed, further adding to volatility.

We believe that fixed income still offers attractive yields, which should provide a positive factor as investors look at break-even levels and attractiveness relative to other asset classes. Effectively, a yield of 5% or 6% now on a fixed income fund compared with 1% or 2% in January 2022 could provide a buffer if yield spreads materially widen. Now, you’d have to see interest rates move materially higher before that 6% yield disappears. Accordingly, this reduces the likelihood of negative returns in fixed income assets today compared with 2022.

The Portfolio used derivatives, including interest rate futures and high yield credit default swaps (CDX) to tactically gain access to the high yield asset class. Derivatives detracted less than 50 basis points (half a percentage point) from performance.

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Portfolio management reviews

Delaware Ivy VIP Value

December 31, 2022 (Unaudited)

The investment objective of the Portfolio is to seek to provide capital appreciation.

The portfolio management team for Delaware Ivy VIP Value changed effective December 5, 2022. Please read the latest prospectus, including the supplement dated December 5, 2022, for more information concerning this event.

For the fiscal year ended December 31, 2022, Delaware Ivy VIP Value (the "Portfolio") experienced a negative return but outperformed its benchmark, the Russell 1000 Value Index. The Portfolio’s Class II shares declined 4.90% (return reflects reinvestment of all dividends). During the same period, the benchmark declined 7.54%. For complete, annualized performance of Delaware Ivy VIP Value, please see the table on page 24.

Market review

On the heels of three consecutive quarterly losses, US stocks rallied in the fourth quarter of 2022. The broad market S&P 500® Index posted a total return of 7.6% even though it lost ground in December. Investors’ embrace of stocks in October and November seemed to be driven in part by better-than-expected corporate earnings, moderating inflation data, and hopes that the US Federal Reserve might soon slow the pace of interest rate increases. In addition, a consensus view that the Fed would engineer a “soft landing” for the economy and that any recession in 2023 would be mild appeared to take root. Still, stocks were broadly lower for the year. The S&P 500 Index was down -18.1% in 2022. By comparison, the technology-heavy NASDAQ Composite Index fell -33.1%. (Source: FactSet Research Systems.)

The Fed implemented its sixth and seventh interest rate hikes of the year during the fourth quarter, lifting the federal funds rate to a range between 4.25% and 4.50%, its highest level since December 2007. The most recent move, a 0.50-percentage-point increase in mid-December, was a step down from the previous four hikes of 0.75 percentage points each. Following the November rate announcement, Fed Chair Jerome Powell said the pace of interest rate increases could slow down in the coming months. Nonetheless, the Fed said it “anticipates that ongoing increases in the target range will be appropriate in order to attain a stance of monetary policy that is sufficiently restrictive to return inflation to 2 percent over time.”

Inflation readings continued to moderate incrementally as year end approached. According to the most recent data from the Bureau of Economic Analysis, the Personal Consumption Expenditures Price Index (PCE) rose 5.5% in November from a year earlier, down from a high of 7.0% in June. The Core Personal Consumption Expenditures Price Index (Core PCE), the Fed’s preferred inflation gauge, which excludes food and energy prices, increased 4.7% in November year over year, down from highs of 5.4% in both February and March. The price of West Texas Intermediate (WTI) crude oil ended the year at $81 per barrel, up 7% for the period but down from highs of more than $120 in both March and June. Employment growth slowed for much of the year. Job gains averaged 375,000 per month in 2022 with the lowest monthly reading (223,000) coming in the last month of the year. The unemployment rate ended the year at 3.5%. (Sources: FactSet, US Bureau of Labor Statistics.)

Within the Portfolio

Healthcare, industrials, and energy were the three leading sectors that affected relative performance for the year. Stock selection was the performance driver for the healthcare and industrials sectors while stock selection and allocation effect were positive for the energy sector. The Portfolio’s slight overweight to the energy sector added to performance. The three largest detractors from a sector perspective were financials, materials, and information technology. Stock selection was the primary driver for these three sector detractors. The Portfolio’s average cash position of approximately 2.0% contributed slightly to relative performance. The leading contributors for the Portfolio for the year were Marathon Petroleum Corp., EOG Resources Inc., McKesson Corp., Northrop Grumman Corp., and Vertex Pharmaceuticals Inc. The leading detractors were Seagate Technology Holdings PLC, Celanese Corp., Chevron Corp., Capital One Financial Corp., and Liberty Global PLC. Each of these positions was held in the Portfolio through the end of the fiscal year.

The Portfolio slightly outperformed its benchmark during the first quarter of 2022. The healthcare and industrials sectors each added to relative performance along with the consumer discretionary sector. The Portfolio’s weakest-performing relative sectors were financials and information technology.

For the second quarter of 2022, the Portfolio experienced a negative return but outperformed its benchmark, with allocations to the industrials, materials, and energy sectors adding to relative performance. The Portfolio’s strongest relative contributors were in the healthcare sector. The Portfolio’s weakest relative sectors overall were healthcare and consumer staples.

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The Portfolio experienced a negative return, slightly outperforming its benchmark during the third quarter of its fiscal year. The healthcare, consumer discretionary, and energy sectors added to relative performance, while its leading relative contributor came from the energy sector. In fact, energy was the only sector to have an overall positive return in the market.

Although the Portfolio had a positive return in the last quarter of its fiscal year, it slightly underperformed its benchmark. Stock selection contributed modestly to relative returns while sector allocation modestly detracted. At the sector level, stock selection made notable contributions in the communication services, real estate, industrials, and utilities sectors. Negative stock selection results in the healthcare, consumer discretionary, financials, and materials sectors largely offset these, however. In terms of sector allocation, the Portfolio’s underweight in communication services had a positive effect while an underweight in industrials had a negative effect. In addition, the Portfolio’s average cash position of approximately 2.0% detracted from relative performance given the benchmark’s strong, double-digit return at this time.

We believe corporate earnings growth in 2023 could disappoint relative to investors’ expectations. As intended, the Fed’s deliberate moves to slow the economy and bring inflation under control will likely weaken aggregate demand. Since the economic impact of Fed interest rate increases tends to work with a lag, there could be pressure on corporate earnings in 2023 and possibly into 2024. In this environment, we remain focused on mitigating downside exposure while staying attuned to investment opportunities that ongoing market volatility may create.

11

Portfolio management reviews

Delaware VIP Global Value Equity
(formerly, Delaware Ivy VIP Global Equity Income)

December 31, 2022 (Unaudited)

The investment objective of the Portfolio is to seek to provide total return through a combination of current income and capital appreciation.

For the fiscal year ended December 31, 2022, Delaware VIP Global Value Equity (the "Portfolio") declined, although it outperformed its benchmark, the MSCI World Index, which also declined. The Portfolio’s Class II shares declined 11.32% (return reflects all distributions reinvested). During the same period, the benchmark declined 18.14% (net) and 17.73% (gross). For complete, annualized performance of Delaware VIP Global Value Equity, please see the table on page 26.

Market review

Central bank rhetoric started to change in late 2021. Nervousness then spread across markets as inflation, liquidity crunches, and higher interest rates, combined with geopolitical tensions and Russia's invasion of Ukraine in February 2022, raised investor concerns. Several times during 2022, however, investors breathed a sigh of relief when there appeared to be sufficient consensus expectation that the worst is over and that the US central bank would mutate from a hawk to a dove and would soon lower interest rates again.

The strongly rising inflation rate has resulted in large interest rate increases, particularly in the US, but also in Europe, with both beginning at a historically low level. Although the high inflation level means that higher returns on interest-bearing investments are mostly counterbalanced by price increases, today these investments offer an alternative to buying shares, especially for those who believe that inflation is a passing phenomenon. At the same time, interest rate increases (nominal) mean that price-to-earnings (P/E) multiples in the stock market have fallen. Until the end of 2021, there was a strong belief that interest rates would remain low, and this was reflected in the pricing of certain parts of the stock market, bringing back memories of the bursting of the tech bubble in 2000. But gravity always strikes, and 2022 brought a solid wake-up call for global investors.

Within the Portfolio

The portfolio management team invests with the mindset of long-term business owners. Our research is focused on how well we think a company can deploy its capital and redeploy retained earnings. Therefore, the Portfolio is built bottom-up (stock-by-stock) by selecting company stocks based on quantitative insights and qualitative assessments.

We use a multivariate risk model to identify what we view as potential contributors to and detractors from the Portfolio’s performance against its benchmark. For the year ended December 31, 2022, active country and region weights had an overall positive impact on performance. Despite a negative allocation effect from Germany and Sweden, on balance the allocation to countries and regions contributed to the Portfolio’s return. Denmark, the UK, the US, and overweight positioning in France all had a positive impact. However, the opposite was true for the overweight positioning in Germany, with negative attribution from all four German companies. Germany was the single largest detractor from performance for the fiscal year. There were negative selection effects in the UK, Spain, and Germany, whereas Switzerland, Sweden, the Netherlands, France, Denmark, and the US showed positive selection effects.

At the sector level, having no exposure to financials and energy caused the largest drags on performance, with the rest of the Portfolio’s sector allocations yielding a positive result. On balance, the stock selection within the Portfolio also contributed to relative performance. The only negative result was within industrials. The most positive results came from the consumer staples, consumer discretionary, communication services, and information technology sectors. The Portfolio’s relative outperformance came from both allocation and stock selection.

Three of the largest individual contributors to active performance were Novo Nordisk A/S, Merck & Co. Inc., and Lamb Weston Holdings Inc.

Danish world-leading diabetes care company Novo Nordisk posted strong performance and raised its guidance three times in 2022, growing both sales and earnings by double-digit rates, including some tailwind effect from a strong US dollar. The company’s key franchises, diabetes (GLP-1) and obesity care, have strong growth rates and offer what we view as a very attractive combination of large and expanding addressable markets. Novo Nordisk is a leader in both. Obesity care is a big opportunity: globally, more than 760 million people are obese, but today very few are treated. With highly efficient drugs, obesity is becoming a therapeutic area that could play an important role in preventing other severe health implications related to obesity, such as risk of heart disease, stroke, and high blood pressure.

Merck & Co., the US-based global healthcare company with a strong franchise in cancer medicine, has surprised the stock market positively several times this year. The latest news from the company also shows successful trials treating pulmonary hypertension, a type of high blood pressure that affects the arteries in the lungs and the right side of the heart.

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US-based Lamb Weston Holdings, with a strong global footprint within the frozen potato business, is one of three companies that dominate the production and distribution of french fries worldwide. The industry has faced several challenges lately: the impact of the COVID-19 pandemic on demand and the loss of supply caused by a lower-than-normal-quality potato harvest while operating under a cloud of logistic constraints and higher transportation costs. Recently, Lamb Weston beat expectations by raising prices, improving manufacturing productivity, and selling more french fries than it had the last year. The most recent quarterly reporting shows activity levels well above pre-pandemic levels, and strong pricing activity with limited loss of volume.

Conversely, three of the largest detractors from performance during the year were adidas AG, Fresenius Medical Care AG & Co. KGaA, and Amadeus IT Group SA.

German worldwide sports apparel company adidas’s shares were hurt by a challenging trading environment in China, caused by COVID-19 restrictions and industrywide supply chain disruptions. In 2022, the company lowered its outlook a few times. China is a major driver behind the company’s growth challenges, as China is a profitable market for adidas as well as an important sourcing market. In effect, China’s zero-COVID policy significantly affected adidas and overshadowed its positive attributes as a company. Despite the current challenges, we are still confident that adidas will remain a very strong brand and has the ability to restore profitability relatively fast. We think the underlying profit margin potential is substantially higher for adidas than the current level, driven by operating leverage, higher direct-to-consumer content, and cost reductions after the sale of Reebok. In our opinion, once adidas reduces inventory at mark-down prices it can then sustain higher margins.

We believe the world's leading kidney dialysis company Fresenius Medical Care was in a perfect storm together with its competitors. COVID-19 has reduced the patient population, slowed clinic traffic, and increased patient costs. The industry works on a contract basis, and the final payors and prices for dialysis services have yet to be adjusted higher to reflect inflation. In essence, Fresenius Medical Care must absorb these higher costs until prices are renegotiated. In the management ranks there have been quite a few changes and more than we like. There have been different strategic views within the firm’s executive ranks. Due to these challenges, the stock price has suffered a lot, and we believe that the valuation is now attractive, provided that increased input costs can be passed on.

Amadeus IT Group is the global leader in ticketing software for the airline industry, with a dominant market share. The profits of Amadeus IT Group are driven by the number of tickets sold, not the ticket price, which makes Amadeus a more stable business than its competitors. Global air travel is now recovering after COVID-19. Amadeus IT Group has confirmed an accelerating travel recovery approaching pre-pandemic levels. The US market is already above that level while Asia Pacific and Europe are still below, but in rapid recovery. With the business model of Amadeus IT Group having minimal additional costs associated with issuing more tickets, we expect to see earnings improve rapidly as travel volumes recover.

The Portfolio used foreign currency exchange contracts to facilitate the purchase and sale of equities traded on international exchanges. The effect of these contracts on performance was immaterial.

13

Portfolio management reviews

Delaware VIP Real Estate Securities
(formerly, Delaware Ivy VIP Securian Real Estate Securities)

December 31, 2022 (Unaudited)

The investment objective of the Portfolio is to seek to provide total return through capital appreciation and current income.

On May 19, 2022, the Board of Trustees of the Ivy Variable Insurance Portfolios ("Board") approved the termination of the Sub-Advisory Agreement between Delaware Management Company (the "Manager" or "DMC"), and Securian Asset Management, Inc. as it relates to the Fund. In addition, the Board approved the transition of day-to-day portfolio management responsibilities to the Macquarie Global Listed Real Estate team ("GLRE team"), whose members provide services via DMC and DMC’s affiliated sub-advisors. Accordingly, the Board approved the appointment of the following affiliated sub-advisors of the Manager, Macquarie Investment Management Global Limited ("MIMGL"), Macquarie Investment Management Europe Limited ("MIMEL"), and Macquarie Funds Management Hong Kong Limited ("MFMHKL"). In addition, the Board approved the appointment of MFMHKL and MIMGL to provide trading and quantitative support, to the Fund. Further, the Board approved a name change of the Fund, with all such changes to take effect on or about July 29, 2022 (the "Effective Date").

For the fiscal year ended December 31, 2022, Delaware VIP Real Estate Securities (the "Portfolio") experienced a negative return, slightly underperforming its benchmark, the FTSE Nareit Equity REITs Index. The Portfolio’s Class II shares declined 24.87%. Returns reflect reinvestment of all distributions. During the same period, the benchmark declined 24.37%. For complete, annualized performance of Delaware VIP Real Estate Securities, please see the table on page 28.

Market review

Investors clearly worried as inflation took hold in 2022. With its inflation-fighting credentials in question, the US Federal Reserve began a tightening cycle at the same time the economy began slowing and worries about a recession took hold.

Markets were highly volatile, stocks entered a bear market, and fixed income did not provide a haven as all major asset classes ended in the red for the first half of 2022. Following a big move in rates in the first quarter, Treasury yields continued their rise across the curve, with the 10-year reaching nearly 3.5% in mid-June. They have since pulled back to nearly 2.5% as new signs of peaking inflation, the potential for a Fed pivot, and the prospect of recessionary backdrop have emerged. Spreads widened and, along with higher rates, yields rose to a more attractive level than had been seen in some time. The S&P 500® Index’s total return ended the second quarter of 2022 in bear market territory. The growth-oriented NASDAQ Composite Index’s total return ended the first half of the year down nearly 20%.

Real estate stocks struggled under the same forces as the broader equities market, with the added dread that stagflation may be on the horizon. Amid a constant barrage of higher inflation readings, aggressive Fed action, and plummeting consumer confidence, the sector delivered poor results, with the FTSE Nareit Equity REITs Index declining 24.37% for 2022. Returns were almost uniformly negative, leaving few places to hide as investors mulled the end-result of higher rates and lower growth expectations. Not even those property sectors featuring strong inflation-resistant characteristics materially outperformed the index.

Within the Portfolio

Office companies struggled once again under the continued pressure of return to office not materializing as many had expected. Office utilization rates remain stubbornly low and the prospect of significant layoffs in the technology sector has not helped sentiment. The sector, on average, declined 21.79% with few favorable outliers. The Portfolio’s underweighting to office contributed positively toward index-relative results but was constrained by an overweighting to Alexandria Real Estate Equities Inc. Alexandria is the industry’s bellwether owner of biotech and life science real estate. Despite favorable business fundamentals and attractive growth prospects, Alexandria had disappointing returns during the period.

Amazon’s recent announcement that it would scale back its warehouse expansion spooked the industrial sector. Warehouse owners have enjoyed record occupancy and record rental rate escalations; and by all indication business fundamentals remain very robust. The Portfolio has been underweight industrial owners this year, as we viewed valuations as unsustainably high. This underweight position boosted index-relative performance.

The Portfolio was overweight single-family rental and apartment owners. Rent growth remains strong for single-family rental real estate investment trusts (REITs) as more potential homeowners are being priced out of the housing market. Given the significant spike in mortgage rates and a still solid job market, we think this sector’s positive momentum will continue as demand overwhelms current supply deliveries in most markets. In the multifamily sector, the Portfolio benefited from the privatization of American Campus Communities Inc. The Portfolio was overweight this company as we saw the potential for sizable cash flow growth driven by college students returning to campus post-COVID.

14

Net lease REITs were among the sector’s better performers, returning 0.94% on average. Investors looked past this sector’s long-term, low-growth lease structures and instead focused on the “defensive” nature of the companies’ cash flows. Like the bond market, one does not typically favor long-duration cash flows in a period of sharply rising interest rates. In addition, the companies are heavily reliant on highly valued stock prices to raise equity to fund acquisitions. The Portfolio was underweight this sector, and that proved to be a significant detractor from index-relative performance. However, the performance detraction was offset to a degree by an overweighting to Agree Realty Corp. Agree Realty raised equity earlier this year at attractive stock pricing and has put the proceeds to use in an accretive manner.

While the healthcare sector continues to improve post-COVID with occupancies and rental rates improving, headwinds from pressure on payrolls due to labor shortages, and general elevation of overall property expenses persist. These are primarily issues for skilled-nursing facilities and senior housing, whose occupancy recoveries were choppy due first to the COVID-19 Delta variant and later to the Omicron variant. Medical office buildings appear further along in recovery as elective surgeries have resumed, and growing demand from private investors raised market valuations, providing a tailwind.

The Portfolio's use of foreign exchange (FX) currency positions had a limited effect during the fiscal year. Overall, derivatives were immaterial to the Portfolio's performance during the fiscal year.

As we head into 2023, we believe we will still see strength in earnings profiles across our favored sectors, particularly those that have been able to pass on inflation-linked leases to tenants and have tenants that are able to withstand or even benefit from a more challenging economic climate. On a company-specific level, we continued to favor quality companies with strong balance sheets that not only are able to endure rising rates, but can even potentially capitalize on any dislocation in markets that may present itself. Given the extent of the disparity in pricing between listed and direct real estate, we expect to continue seeing movement in valuation across the sector and believe this can present opportunities for investors.

Across the asset class, we continue to monitor the spread between cap rates and interest costs as a guide to where asset values will settle. We tend to favor sectors where rental income is growing at a rate that can sustain cap rate expansion, ensuring relative stability of asset values. We expect to continue to see movements in asset values across all sectors and remain keenly abreast of transactional evidence in the direct market, which will point to the disparity between listed and direct real estate valuations narrowing once again.

Real estate fundamentals remain our primary focus in portfolio construction and security underwriting, as always. Although we consider in economic factors, we allocate our risk budget to stock and sector selection in line with long-term fundamentals and structural trends as opposed to investing for particular macroeconomic events. We will continue to navigate a challenging economic environment of inflationary and recessionary pressures and are enthused by the potential for a return to an environment that favors stock selection.

15

Performance summaries (Unaudited)

Delaware Ivy VIP Core Equity

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year
Class II shares (commenced operations on July 16, 1991)	-17.33%	+9.01%	+10.15%	+11.44%
S&P 500® Index	-18.11%	+7.66%	+9.42%	+12.56%

Returns reflect the reinvestment of all distributions. Please see page 17 for a description of the index.

As described in the Portfolio’s most recent prospectus, the net expense ratio for Class II shares of the Portfolio was 0.95%, while total operating expenses for Class II shares were 0.99%. The management fee was 0.70%, and the annual distribution and service (12b-1) fee was 0.25% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus. Investments in variable products involve risk.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

16

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
S&P 500 Index	$10,000	$32,654
Delaware Ivy VIP Core Equity — Class II shares	$10,000	$29,536

The graph shows a $10,000 investment in Delaware Ivy VIP Core Equity Class II shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows a $10,000 investment in the S&P 500 Index for the period from December 31, 2012 through December 31, 2022.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The US Consumer Price Index, mentioned on page 1, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

The Russell 1000 Growth Index, mentioned on page 1, measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values

The Russell 1000 Value Index, mentioned on page 1, measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

17

Performance summaries (Unaudited)

Delaware Ivy VIP Corporate Bond

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year
Class II shares (commenced operations on July 13, 1987)	-15.86%	-2.54%	+0.37%	+1.21%
Bloomberg US Corporate Investment Grade Index	-15.76%	-2.88%	+0.45%	+1.96%

Returns reflect the reinvestment of all distributions. Please see page 19 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses for Class II shares were 0.76%. The management fee was 0.47%, and the annual distribution and service (12b-1) fee was 0.25% of average daily net assets. The expense ratio may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratio in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

18

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
Bloomberg US Corporate Investment Grade Index	$10,000	$12,139
Delaware Ivy VIP Corporate Bond — Class II shares	$10,000	$11,284

The graph shows a $10,000 investment in Delaware Ivy VIP Corporate Bond Class II shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows a $10,000 investment in the Bloomberg US Corporate Investment Grade Index for the period from December 31, 2012 through December 31, 2022.

The Bloomberg US Corporate Investment Grade Index is composed of US dollar-denominated, investment grade corporate bonds that are US Securities and Exchange Commission (SEC)-registered or 144A with registration rights, and issued by industrial, utility, and financial companies. All bonds in the index have at least one year to maturity.

The Bloomberg US Corporate High-Yield Index, mentioned on page 3, is composed of US dollar-denominated, non-investment-grade corporate bonds for which the middle rating among Moody’s Investors Service, Inc., Fitch, Inc., and Standard & Poor’s is Ba1/BB+/BB+ or below.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

19

Performance summaries (Unaudited)

Delaware Ivy VIP Global Growth

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year
Class II shares (commenced operations on May 3, 1994)	-17.49%	+5.45%	+6.72%	+7.60%
MSCI ACWI Index (net)	-18.36%	+4.00%	+5.23%	+7.98%
MSCI ACWI Index (gross)	-17.96%	+4.49%	+5.75%	+8.54%

Returns reflect the reinvestment of all distributions. Please see page 21 for a description of the index.

As described in the Portfolio’s most recent prospectus, the net expense ratio for Class II shares of the Portfolio was 1.13%, while total operating expenses for Class II shares were 1.18%. The management fee was 0.85%, and the annual distribution and service (12b-1) fee was 0.25% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus. Investments in variable products involve risk.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

20

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
MSCI ACWI Index (gross)	$10,000	$22,686
MSCI ACWI Index (net)	$10,000	$21,545
Delaware Ivy VIP Global Growth — Class II shares	$10,000	$20,798

The graph shows a $10,000 investment in Delaware Ivy VIP Global Growth Class II shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows a $10,000 investment in the MSCI ACWI Index for the period from December 31, 2012 through December 31, 2022.

The MSCI ACWI (All Country World Index) represents large- and mid-cap stocks across developed and emerging markets worldwide. The index covers approximately 85% of the global investable equity opportunity set. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

21

Performance summaries (Unaudited)

Delaware Ivy VIP Limited-Term Bond

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year
Class II shares (commenced operations on August 23, 2010)	-4.20%	-0.24%	+0.84%	+0.88%
Bloomberg 1-3 Year US Government/Credit Index	-3.69%	-0.32%	+0.92%	+0.88%

Returns reflect the reinvestment of all distributions. Please see page 23 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses for Class II shares were 0.79%. The management fee was 0.50%, and the annual distribution and service (12b-1) fee was 0.25% of average daily net assets. The expense ratio may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratio in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

22

If and when the Portfolio invests in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
Delaware Ivy VIP Limited-Term Bond — Class II shares	$10,000	$10,920
Bloomberg 1-3 Year US Government/Credit Index	$10,000	$10,916

The graph shows a $10,000 investment in Delaware Ivy VIP Limited-Term Bond Class II shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows a $10,000 investment in the Bloomberg 1-3 Year US Government/Credit Index for the period from December 31, 2012 through December 31, 2022.

The Bloomberg 1-3 Year US Government/Credit Index is a market value–weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

23

Performance summaries (Unaudited)

Delaware Ivy VIP Value

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year
Class II shares (commenced operations on May 1, 2001)	-4.90%	+8.36%	+8.31%	+10.40%
Russell 1000 Value Index	-7.54%	+5.96%	+6.67%	+10.29%

Returns reflect the reinvestment of all distributions. Please see page 25 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses for Class II shares were 1.00%. The management fee was 0.70%, and the annual distribution and service (12b-1) fee was 0.25% of average daily net assets. The expense ratio may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratio in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

24

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
Delaware Ivy VIP Value — Class II shares	$10,000	$26,891
Russell 1000 Value Index	$10,000	$26,632

The graph shows a $10,000 investment in Delaware Ivy VIP Value Class II shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows a $10,000 investment in the Russell 1000 Value Index for the period from December 31, 2012 through December 31, 2022.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, mentioned on page 10, measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

The NASDAQ Composite Index, mentioned on page 10, is a broad-based, market capitalization weighted index that measures all Nasdaq US-and international-based common type stocks listed on The NASDAQ Stock Market and includes more than 2,500 securities.

The Personal Consumption Expenditures Price Index (PCE), mentioned on page 10, is a measure of inflation that is calculated by the Bureau of Economic Analysis, representing changes in consumer spending on goods and services. It accounts for about two-thirds of domestic final spending. The “core” PCE excludes food and energy prices.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

25

Performance summaries (Unaudited)

Delaware VIP Global Value Equity

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year
Class II shares (commenced operations on December 30, 2003)	-11.32%	+2.28%	+3.08%	+7.21%
MSCI World Index (net)	-18.14%	+4.94%	+6.14%	+8.85%
MSCI World Index (gross)	-17.73%	+5.45%	+6.69%	+9.44%

Returns reflect the reinvestment of all distributions. Please see page 27 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses for Class II shares were 1.01%. The management fee was 0.70%, and the annual distribution and service (12b-1) fee was 0.25% of average daily net assets. The expense ratio may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratio in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

26

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
MSCI World Index (gross)	$10,000	$24,640
MSCI World Index (net)	$10,000	$23,357
Delaware VIP Global Value Equity — Class II shares	$10,000	$20,058

The graph shows a $10,000 investment in Delaware VIP Global Value Equity Class II shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows a $10,000 investment in the MSCI World Index for the period from December 31, 2012 through December 31, 2022.

The MSCI World Index represents large- and mid-cap stocks across 23 developed market countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index covers approximately 85% of the free float- adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

27

Performance summaries (Unaudited)

Delaware VIP Real Estate Securities

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year
Class II shares (commenced operations on May 27, 2004)	-24.87%	+1.50%	+4.20%	+6.41%
FTSE Nareit Equity REITs Index	-24.37%	-0.11%	+3.68%	+6.53%

Returns reflect the reinvestment of all distributions. Please see page 29 for a description of the index.

As described in the Portfolio’s most recent prospectus, the net expense ratio for Class II shares of the Portfolio was 1.21%, while total operating expenses for Class II shares were 1.30%. The management fee was 0.90%, and the annual distribution and service (12b-1) fee was 0.25% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

Investing in the real estate industry includes risks such as declines in real estate value, lack of availability of mortgage funds, overbuilding, extended vacancies, increases in property taxes, changes in zoning laws, costs from cleanup of environmental problems, uninsured damages, variations in rents, and changes in interest rates.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

28

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
FTSE Nareit Equity REITs Index	$10,000	$18,821
Delaware VIP Real Estate Securities — Class II shares	$10,000	$18,622

The graph shows a $10,000 investment in Delaware VIP Real Estate Securities Class II shares for the period from December 31, 2012 through December 31, 2022.

The graph also shows a $10,000 investment in the FTSE Nareit Equity REITs Index for the period from December 31, 2012 through December 31, 2022.

The FTSE Nareit Equity REITs Index contains all tax-qualified real estate investment trusts (REITs) traded on US exchanges, excluding timber and infrastructure REITs, with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.

The NASDAQ Composite Index, mentioned on page 14, is a broad-based, market capitalization weighted index that measures all Nasdaq US-and international-based common type stocks listed on The NASDAQ Stock Market and includes more than 2,500 securities.

The S&P 500 Index, mentioned on page 14, measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

29

Disclosure of Portfolio expenses

For the six-month period from July 1, 2022 to December 31, 2022 (Unaudited)

As a shareholder of the Portfolio, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2022 to December 31, 2022.

Actual expenses

The first section of the tables shown, “Actual Portfolio return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Portfolios' expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Ivy VIP Core Equity

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Portfolio return†
Class II	$1,000.00	$1,037.20	0.95%	$4.88
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,020.42	0.95%	$4.84

Delaware Ivy VIP Corporate Bond

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Portfolio return†
Class II	$1,000.00	$982.10	0.82%	$4.10
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,021.07	0.82%	$4.18

Delaware Ivy VIP Global Growth

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Portfolio return†
Class II	$1,000.00	$1,057.30	1.13%	$5.86
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,019.51	1.13%	$5.75

30

Delaware Ivy VIP Limited-Term Bond

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Portfolio return†
Class II	$1,000.00	$996.30	0.83%	$4.18
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,021.02	0.83%	$4.23

Delaware Ivy VIP Value

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Portfolio return†
Class II	$1,000.00	$1,063.50	1.01%	$5.25
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,020.11	1.01%	$5.14

Delaware VIP Global Value Equity

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Portfolio return†
Class II	$1,000.00	$1,039.90	1.11%	$5.71
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,019.61	1.11%	$5.65

Delaware VIP Real Estate Securities

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Portfolio return†
Class II	$1,000.00	$938.70	1.21%	$5.91
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,019.11	1.21%	$6.16

*“Expenses Paid During Period” are equal to the relevant Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Portfolios' expenses reflected above and on the previous page, each Portfolio also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests, including exchange-traded funds. The tables above and on the previous page do not reflect the expenses of any applicable Underlying Funds.

31

Security type / sector allocations and top 10 equity holdings

Delaware Ivy VIP Core Equity

As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Common Stocks	96.72%
Communication Services	4.90%
Consumer Discretionary	6.35%
Consumer Staples	4.18%
Energy	3.81%
Financials	17.95%
Healthcare	15.33%
Industrials	12.73%
Information Technology	23.36%
Materials	4.78%
Utilities	3.33%
Short-Term Investments	3.41%
Total Value of Securities	100.13%
Liabilities Net of Receivables and Other Assets	(0.13%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft	7.62%
UnitedHealth Group	5.68%
NextEra Energy	3.33%
United Rentals	3.33%
Alphabet Class A	3.26%
Progressive	3.00%
Apple	2.86%
Linde	2.85%
Microchip Technology	2.63%
TE Connectivity	2.62%

32

Security type / sector allocations

Delaware Ivy VIP Corporate Bond

As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	0.00%
Convertible Bonds	0.24%
Corporate Bonds	91.07%
Banking	22.63%
Basic Industry	1.20%
Brokerage	2.29%
Capital Goods	6.19%
Communications	8.29%
Consumer Cyclical	6.00%
Consumer Non-Cyclical	7.23%
Electric	7.08%
Energy	4.95%
Finance Companies	2.76%
Industrials	0.08%
Insurance	4.32%
Natural Gas	1.44%
Real Estate Investment Trusts	1.82%
Technology	12.84%
Transportation	1.33%
Utilities	0.62%
Municipal Bonds	0.86%
Non-Agency Asset-Backed Securities	1.19%
Sovereign Bonds	0.49%
US Treasury Obligation	0.41%
Short-Term Investments	4.95%
Securities Lending Collateral	0.12%
Total Value of Securities	99.33%
Obligation to Return Securities Lending Collateral	(0.12%)
Receivables and Other Assets Net of Liabilities	0.79%
Total Net Assets	100.00%

33

Security type / sector and country allocations

Delaware Ivy VIP Global Growth

As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / country	Percentage of net assets
Common Stocks by Country	99.18%
Canada	3.17%
China	5.75%
Denmark	2.07%
France	7.88%
Germany	5.11%
Hong Kong	1.47%
India	5.39%
Israel	1.83%
Italy	1.25%
Japan	4.00%
Netherlands	0.80%
Taiwan	1.64%
United Kingdom	3.57%
United States	55.25%
Short-Term Investments	0.72%
Securities Lending Collateral	0.88%
Total Value of Securities	100.78%
Obligation to Return Securities Lending Collateral	(0.88%)
Receivables and Other Assets Net of Liabilities	0.10%
Total Net Assets	100.00%

Common stocks by sector	Percentage of net assets
Communication Services	7.16%
Consumer Discretionary	12.98%
Consumer Staples	7.34%
Energy	6.76%
Financials	12.93%
Healthcare	16.76%
Industrials	11.59%
Information Technology	20.44%
Materials	0.87%
Utilities	2.35%
Total	99.18%

34

Security type / sector allocations

Delaware Ivy VIP Limited-Term Bond

As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	0.16%
Agency Commercial Mortgage-Backed Securities	11.04%
Agency Mortgage-Backed Security	0.07%
Collateralized Debt Obligations	7.06%
Corporate Bonds	55.15%
Banking	15.00%
Basic Industry	1.09%
Brokerage	0.16%
Capital Goods	4.73%
Communications	4.96%
Consumer Cyclical	4.55%
Consumer Non-Cyclical	4.48%
Electric	2.93%
Energy	4.12%
Finance Companies	0.96%
Insurance	4.17%
Natural Gas	0.35%
Real Estate Investment Trusts	2.72%
Technology	4.73%
Transportation	0.20%
Non-Agency Asset-Backed Securities	4.55%
Supranational Banks	0.16%
US Treasury Obligations	20.59%
Securities Lending Collateral	0.81%
Total Value of Securities	99.59%
Obligation to Return Securities Lending Collateral	(0.81%)
Receivables and Other Assets Net of Liabilities	1.22%
Total Net Assets	100.00%

35

Security type / sector allocations and top 10 equity holdings

Delaware Ivy VIP Value

As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Common Stocks	96.71%
Communication Services	7.50%
Consumer Discretionary	7.43%
Consumer Staples	6.82%
Energy	8.19%
Financials	18.77%
Healthcare	16.07%
Industrials	9.96%
Information Technology	7.79%
Materials	4.76%
Real Estate	4.23%
Utilities	5.19%
Short-Term Investments	3.28%
Total Value of Securities Before Options Written	99.99%
Options Written	(0.01%)
Receivables and Other Assets Net of Liabilities	0.02%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Exxon Mobil	5.23%
Philip Morris International	3.64%
Bank of America	3.53%
AGNC Investment	3.28%
Walmart	3.18%
Raytheon Technologies	3.06%
Allstate	3.05%
Elevance Health	3.02%
CVS Health	2.99%
Marathon Petroleum	2.97%

36

Security type / sector and country allocations

Delaware VIP Global Value Equity As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / country	Percentage of net assets
Common Stocks by Country	98.73%
Denmark	2.71%
France	11.62%
Germany	9.63%
Japan	4.93%
Netherlands	4.94%
Spain	3.79%
Sweden	7.79%
Switzerland	2.75%
United Kingdom	13.89%
United States	36.68%
Exchange-Traded Fund	0.87%
Short-Term Investments	0.19%
Securities Lending Collateral	4.32%
Total Value of Securities	104.11%
Obligation to Return Securities Lending Collateral	(4.32%)
Receivables and Other Assets Net of Liabilities	0.21%
Total Net Assets	100.00%

Common stocks by sector	Percentage of net assets
Communication Services	2.13%
Consumer Discretionary	10.25%
Consumer Staples*	41.83%
Healthcare	20.78%
Industrials	10.47%
Information Technology	9.59%
Materials	3.68%
Total	98.73%

*To monitor compliance with the Portfolio's concentration guidelines as described in the Portfolio's Prospectus and Statement of Additional Information, the Consumer Staples sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Consumer Staples sector consisted of Beverages, Cosmetics/Personal Care, Food, and Household Products/Wares. As of December 31, 2022, such amounts, as a percentage of total net assets were 5.11%, 9.49%, 19.79%, and 7.44%, respectively. The percentage in any such single industry will comply with the Portfolio's concentration policy even if the percentage in the Consumer Staples sector for financial reporting purposes may exceed 25%.

37

Security type / sector allocations and top 10 equity holdings

Delaware VIP Real Estate Securities As of

December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Common Stocks	96.87%
Real Estate Operating Companies/Developer	0.34%
REIT Diversified	26.06%
REIT Healthcare	8.82%
REIT Hotel	2.76%
REIT Industrial	14.47%
REIT Multifamily	19.88%
REIT Office	6.49%
REIT Retail	18.05%
Short-Term Investments	2.67%
Total Value of Securities	99.54%
Receivables and Other Assets Net of Liabilities	0.46%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Prologis	8.98%
Public Storage	6.22%
Welltower	5.58%
Equinix	5.17%
VICI Properties	5.03%
Realty Income	4.91%
Alexandria Real Estate Equities	4.73%
Digital Realty Trust	4.52%
Equity Residential	3.76%
Extra Space Storage	3.47%

38

Schedules of investments

Delaware Ivy VIP Core Equity

December 31, 2022

	Number of shares	Value (US $)
Common Stocks — 96.72%
Communication Services — 4.90%
Alphabet Class A †	220,557	$19,459,744
Take-Two Interactive Software †	94,103	9,798,946
		29,258,690
Consumer Discretionary — 6.35%
Amazon.com †	126,439	10,620,876
Aptiv †	135,705	12,638,207
AutoZone †	5,938	14,644,177
		37,903,260
Consumer Staples — 4.18%
Costco Wholesale	22,137	10,105,540
Sysco	194,622	14,878,852
		24,984,392
Energy — 3.81%
ConocoPhillips	127,378	15,030,604
Schlumberger	144,347	7,716,791
		22,747,395
Financials — 17.95%
American Express	50,162	7,411,436
Aon Class A	27,108	8,136,195
Artisan Partners Asset Management Class A *	213,116	6,329,545
Bank of America	204,720	6,780,326
Blackstone	115,528	8,571,022
Charles Schwab	154,119	12,831,948
CME Group	36,094	6,069,567
Discover Financial Services	24,196	2,367,095
Intercontinental Exchange	54,037	5,543,656
KKR & Co.	232,502	10,792,743
Morgan Stanley	169,888	14,443,878
Progressive	138,113	17,914,637
		107,192,048
Healthcare — 15.33%
Danaher	55,664	14,774,339
Eli Lilly & Co.	20,092	7,350,457
HCA Healthcare	64,767	15,541,489
UnitedHealth Group	63,975	33,918,266
Vertex Pharmaceuticals †	26,691	7,707,827
Zoetis	83,816	12,283,235
		91,575,613
Industrials — 12.73%
Airbus ADR	490,503	14,548,319
Deere & Co.	30,809	13,209,667
Equifax	60,661	11,790,072
Raytheon Technologies	78,971	7,969,753
Union Pacific	41,902	8,676,647
United Rentals †	55,900	19,867,978
		76,062,436
Information Technology — 23.36%
Apple	131,276	17,056,691
Applied Materials	108,243	10,540,703
Intuit	25,723	10,011,906
Mastercard Class A	29,507	10,260,469
Microchip Technology	223,743	15,717,946
Microsoft	189,872	45,535,103
TE Connectivity	136,209	15,636,793
VeriSign †	62,120	12,761,933
Zebra Technologies Class A †	7,747	1,986,408
		139,507,952
Materials — 4.78%
Linde	52,281	17,053,017
Sherwin-Williams	48,474	11,504,334
		28,557,351
Utilities — 3.33%
NextEra Energy	237,979	19,895,044
		19,895,044
Total Common Stocks (cost $501,729,211)		577,684,181

Short-Term Investments — 3.41%
Money Market Mutual Funds — 3.41%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	5,091,117	5,091,117
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	5,091,117	5,091,117
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	5,091,116	5,091,116
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	5,091,117	5,091,117
Total Short-Term Investments (cost $20,364,467)		20,364,467
Total Value of Securities—100.13% (cost $522,093,678)		$598,048,648■

†	Non-income producing security.
*	Fully or partially on loan.
■	Includes $3,782,830 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $3,903,410.

39

Schedules of investments

Delaware Ivy VIP Core Equity

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

40

Delaware Ivy VIP Corporate Bond

December 31, 2022

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 0.00%
GNMA
Series 2005-23 IO 1.00% 6/17/45 •	3,717	$0
Total Agency Collateralized Mortgage Obligations (cost $11)		0

Convertible Bonds — 0.24%
Liberty Broadband 144A 2.75% exercise price $857.56, maturity date 9/30/50 #	25,000	24,411
Liberty Broadband 144A 1.25% exercise price $900.01, maturity date 9/30/50 #	689,000	668,330
Spirit Airlines 1.00% exercise price $49.07, maturity date 5/15/26	567,000	459,270
Total Convertible Bonds (cost $1,188,890)		1,152,011

Corporate Bonds — 91.07%
Banking — 22.63%
Bank of America
1.898% 7/23/31 µ	1,325,000	1,019,833
2.299% 7/21/32 µ	3,225,000	2,491,349
2.482% 9/21/36 µ	1,820,000	1,341,444
2.496% 2/13/31 µ	4,000,000	3,259,735
2.592% 4/29/31 µ	3,675,000	3,001,124
3.974% 2/7/30 µ	2,500,000	2,275,589
6.204% 11/10/28 µ	1,215,000	1,256,636
Bank of New York Mellon
4.596% 7/26/30 µ	1,555,000	1,504,566
4.70% 9/20/25 µ, ψ	1,750,000	1,684,603
5.802% 10/25/28 µ	301,000	311,790
5.834% 10/25/33 µ	1,065,000	1,107,414
Barclays
7.325% 11/2/26 µ	1,695,000	1,757,533
8.00% 3/15/29 µ, ψ	1,715,000	1,607,813
Citigroup
2.572% 6/3/31 µ	4,872,000	3,951,175
3.50% 5/15/23	2,260,000	2,249,425
3.52% 10/27/28 µ	1,750,000	1,599,583
4.412% 3/31/31 µ	2,735,000	2,517,900
5.61% 9/29/26 µ	2,495,000	2,508,297
Citizens Bank 6.064%
10/24/25 µ	2,565,000	2,595,757
Credit Suisse 1.00% 5/5/23	1,535,000	1,499,606
Credit Suisse Group
144A 3.091% 5/14/32 #, µ	1,680,000	1,164,143
144A 6.442% 8/11/28 #, µ	1,865,000	1,701,185
144A 9.016% 11/15/33 #, *, µ	625,000	641,656
Fifth Third Bancorp
4.337% 4/25/33 µ	689,000	631,476
6.361% 10/27/28 µ	471,000	485,443
Fifth Third Bank 5.852% 10/27/25 µ	1,100,000	1,111,897
Goldman Sachs Group
1.542% 9/10/27 µ	920,000	794,775
2.383% 7/21/32 µ	3,325,000	2,587,925
3.50% 11/16/26	2,000,000	1,877,545
3.80% 3/15/30	2,550,000	2,298,270
4.25% 10/21/25	3,250,000	3,175,271
Huntington National Bank
4.552% 5/17/28 µ	573,000	553,771
5.65% 1/10/30	1,140,000	1,151,405
JPMorgan Chase & Co.
2.522% 4/22/31 µ	10,202,000	8,370,696
3.22% 3/1/25 µ	6,000,000	5,834,334
3.875% 9/10/24	1,424,000	1,394,846
3.882% 7/24/38 µ	845,000	704,452
4.00% 4/1/25 *, µ, ψ	1,650,000	1,416,938
4.851% 7/25/28 µ	1,900,000	1,855,208
KeyBank 5.85% 11/15/27	695,000	718,608
KeyCorp 4.789% 6/1/33 µ	843,000	798,421
Morgan Stanley
1.794% 2/13/32 µ	3,525,000	2,657,308
3.875% 1/27/26	3,850,000	3,731,306
6.138% 10/16/26 µ	1,135,000	1,160,445
6.296% 10/18/28 µ	945,000	977,203
6.342% 10/18/33 µ	2,115,000	2,222,872
PNC Financial Services Group
5.671% 10/28/25 µ	1,645,000	1,663,685
6.20% 9/15/27 µ, ψ	1,440,000	1,410,840
State Street
2.203% 2/7/28 µ	1,710,000	1,538,533
4.164% 8/4/33 µ	2,425,000	2,247,290
5.751% 11/4/26 µ	375,000	384,274
5.82% 11/4/28 µ	260,000	268,966
SVB Financial Group
4.00% 5/15/26 µ, ψ	1,360,000	899,327
4.57% 4/29/33 *, µ	1,775,000	1,575,324
Truist Financial
4.95% 9/1/25 µ, ψ	1,765,000	1,691,929
6.123% 10/28/33 *, µ	996,000	1,051,133
US Bancorp
2.491% 11/3/36 µ	2,300,000	1,755,749
4.548% 7/22/28 µ	500,000	489,132
5.727% 10/21/26 µ	1,165,000	1,187,833
Wells Fargo & Co.
2.879% 10/30/30 µ	4,080,000	3,474,289
4.54% 8/15/26 µ	655,000	642,525

41

Schedules of investments

Delaware Ivy VIP Corporate Bond

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
Wells Fargo & Co. 4.808% 7/25/28 µ	1,380,000	$1,350,114
		111,189,514
Basic Industry — 1.20%
Celanese US Holdings
6.05% 3/15/25	2,025,000	2,018,833
6.165% 7/15/27	580,000	573,000
Graphic Packaging International 144A 0.821% 4/15/24 #	2,480,000	2,322,248
Mosaic 4.25% 11/15/23	400,000	396,801
Newmont 2.60% 7/15/32 *	735,000	587,132
		5,898,014
Brokerage — 2.29%
Blackstone Holdings Finance
144A 1.60% 3/30/31 #	950,000	692,605
144A 2.00% 1/30/32 #	3,760,000	2,771,338
Jefferies Financial Group 2.625% 10/15/31	2,130,000	1,629,950
KKR Group Finance VIII 144A 3.50% 8/25/50 #	4,000,000	2,691,008
National Securities Clearing 144A 1.50% 4/23/25 #	3,745,000	3,474,661
		11,259,562
Capital Goods — 6.19%
Ashtead Capital 144A 2.45% 8/12/31 #	605,000	468,481
Boeing 3.75% 2/1/50	3,375,000	2,331,296
Eaton 4.15% 3/15/33	4,020,000	3,749,780
Lennox International 1.35% 8/1/25	2,750,000	2,491,665
Lockheed Martin 5.70% 11/15/54	2,390,000	2,519,807
Martin Marietta Materials 0.65% 7/15/23	1,165,000	1,135,206
Masco 1.50% 2/15/28	2,225,000	1,845,751
Parker-Hannifin 4.25% 9/15/27	250,000	242,974
Raytheon Technologies 2.25% 7/1/30	4,750,000	3,963,761
Republic Services
2.30% 3/1/30	3,457,000	2,901,016
2.375% 3/15/33 *	2,520,000	2,017,053
Vontier 2.40% 4/1/28	2,973,000	2,386,414
Waste Connections
3.50% 5/1/29	3,049,000	2,796,010
4.20% 1/15/33	1,685,000	1,570,175
		30,419,389
Communications — 8.29%
AMC Networks 4.25% 2/15/29	1,130,000	705,761
AT&T
3.50% 6/1/41	2,000,000	1,499,270
3.50% 9/15/53	2,485,000	1,688,396
3.55% 9/15/55	942,000	632,779
3.65% 6/1/51	3,900,000	2,764,442
CCO Holdings
144A 4.75% 2/1/32 #, *	1,070,000	869,637
144A 6.375% 9/1/29 #	470,000	442,583
Charter Communications Operating
3.85% 4/1/61	2,565,000	1,492,527
3.90% 6/1/52	1,115,000	704,159
4.50% 2/1/24	2,306,000	2,279,754
Comcast
2.887% 11/1/51	1,446,000	935,213
3.25% 11/1/39	3,875,000	3,034,161
3.90% 3/1/38	500,000	432,862
Crown Castle
1.05% 7/15/26	2,500,000	2,163,060
3.15% 7/15/23	175,000	173,079
3.20% 9/1/24	2,250,000	2,174,101
4.00% 3/1/27	2,000,000	1,910,799
Directv Financing 144A 5.875% 8/15/27 #	1,050,000	941,388
Discovery Communications 4.00% 9/15/55	1,710,000	1,033,498
Omnicom Group 3.65% 11/1/24	1,260,000	1,236,219
Paramount Global 4.75% 5/15/25	1,776,000	1,750,043
T-Mobile USA
3.30% 2/15/51	425,000	285,488
3.50% 4/15/25 *	5,555,000	5,347,086
4.375% 4/15/40	575,000	493,069
Verizon Communications
2.65% 11/20/40	1,250,000	848,341
2.875% 11/20/50	1,540,000	972,135
4.50% 8/10/33	3,575,000	3,356,617
VZ Secured Financing 144A 5.00% 1/15/32 #	705,000	574,174
		40,740,641
Consumer Cyclical — 6.00%
ADT Security 144A 4.875% 7/15/32 #	969,000	825,204
Amazon.com
2.50% 6/3/50	4,610,000	2,926,349
3.875% 8/22/37	5,677,000	5,052,089
Aptiv 3.10% 12/1/51	2,058,000	1,224,200
DR Horton 2.60% 10/15/25	3,080,000	2,870,703
General Motors Financial 1.25% 1/8/26	2,125,000	1,873,481

42

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
General Motors Financial 2.40% 10/15/28	1,420,000	$1,180,049
Home Depot
3.30% 4/15/40	4,500,000	3,601,545
4.20% 4/1/43	1,670,000	1,469,177
Levi Strauss & Co. 144A 3.50% 3/1/31 #, *	225,000	178,873
Mercedes-Benz Finance North America 144A 5.25% 11/29/27 #	1,060,000	1,067,212
Nissan Motor 144A 3.522% 9/17/25 #	850,000	790,396
Nordstrom 2.30% 4/8/24	450,000	422,467
NVR 3.00% 5/15/30	4,022,000	3,385,477
Toll Brothers Finance 4.375% 4/15/23	470,000	467,993
VICI Properties 4.95% 2/15/30	2,230,000	2,125,786
		29,461,001
Consumer Non-Cyclical — 7.23%
Amgen 2.80% 8/15/41	1,750,000	1,219,170
Boston Scientific 1.90% 6/1/25	2,000,000	1,868,612
Bunge Limited Finance 2.75% 5/14/31	1,725,000	1,420,021
Clorox 3.90% 5/15/28	4,676,000	4,465,714
Coca-Cola Europacific Partners 144A 0.80% 5/3/24 #	2,270,000	2,133,131
CVS Health
2.70% 8/21/40	1,417,000	984,259
4.78% 3/25/38	1,105,000	1,010,990
GE HealthCare Technologies 144A 5.60% 11/15/25 #	980,000	987,087
144A 5.65% 11/15/27 #	980,000	993,185
JBS USA LUX 144A 3.00% 2/2/29 #	1,560,000	1,294,511
McCormick & Co.
0.90% 2/15/26	3,572,000	3,132,803
3.50% 9/1/23	771,000	763,056
Merck & Co. 2.75% 12/10/51	2,000,000	1,346,060
Nestle Holdings
144A 3.90% 9/24/38 #	2,480,000	2,216,178
144A 4.00% 9/24/48 #	4,020,000	3,405,107
Royalty Pharma
1.20% 9/2/25	3,840,000	3,440,247
3.30% 9/2/40	325,000	226,707
3.35% 9/2/51	958,000	594,327
3.55% 9/2/50	236,000	151,745
Tenet Healthcare 144A 4.25% 6/1/29 #	491,000	426,259
Universal Health Services 1.65% 9/1/26	2,535,000	2,176,056
US Foods 144A 4.75% 2/15/29 #	775,000	689,052
Zoetis 5.40% 11/14/25	565,000	576,904
		35,521,181
Electric — 7.08%
Ameren Illinois 5.90% 12/1/52	485,000	529,862
Appalachian Power 4.50% 8/1/32	1,005,000	940,033
Baltimore Gas and Electric 4.25% 9/15/48	1,500,000	1,265,482
Black Hills 1.037% 8/23/24	1,650,000	1,539,800
CenterPoint Energy 4.25% 11/1/28	505,000	474,581
Commonwealth Edison
2.75% 9/1/51	2,500,000	1,611,292
3.65% 6/15/46	3,000,000	2,292,255
Duke Energy Carolinas 3.95% 11/15/28	853,000	820,201
Enel Finance International 144A 6.80% 10/14/25 #	1,500,000	1,541,860
Entergy 3.75% 6/15/50	3,550,000	2,630,340
Fells Point Funding Trust 144A 3.046% 1/31/27 #	1,205,000	1,098,377
Indianapolis Power & Light 144A 5.65% 12/1/32 #	1,460,000	1,502,016
MidAmerican Energy 3.95% 8/1/47	2,000,000	1,638,841
National Rural Utilities Cooperative Finance
4.15% 12/15/32	2,230,000	2,066,073
4.40% 11/1/48	2,000,000	1,676,006
NextEra Energy Capital Holdings 3.00% 1/15/52	2,130,000	1,400,256
Oglethorpe Power 144A 4.50% 4/1/47 #	1,450,000	1,158,150
Pacific Gas and Electric 3.00% 6/15/28	1,771,000	1,534,446
PacifiCorp 5.35% 12/1/53	810,000	806,686
Southern California Edison
3.45% 2/1/52	800,000	572,969
4.125% 3/1/48	1,275,000	1,023,510
4.70% 6/1/27	1,255,000	1,230,910
Union Electric 3.90% 4/1/52	55,000	44,605
Virginia Electric and Power 4.60% 12/1/48	1,736,000	1,512,529
Vistra Operations 144A 5.125% 5/13/25 #	2,110,000	2,067,135
WEC Energy Group 5.15% 10/1/27	770,000	779,638
Wisconsin Electric Power 4.30% 10/15/48	1,250,000	1,025,837
		34,783,690

43

Schedules of investments

Delaware Ivy VIP Corporate Bond

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy — 4.95%
BP Capital Markets America 2.939% 6/4/51	3,295,000	$2,184,586
Colorado Interstate Gas 144A 4.15% 8/15/26 #	1,000,000	952,387
Energy Transfer
5.00% 5/15/50	580,000	465,966
5.75% 2/15/33	790,000	774,425
6.25% 4/15/49	280,000	261,713
Kinder Morgan
5.45% 8/1/52	1,740,000	1,570,829
5.55% 6/1/45	1,000,000	916,491
Marathon Oil 5.20% 6/1/45	2,830,000	2,434,587
NuStar Logistics 5.625% 4/28/27	220,000	206,091
ONEOK 6.10% 11/15/32	1,775,000	1,780,356
Plains All American Pipeline 3.60% 11/1/24 *	1,031,000	997,539
Sabal Trail Transmission 144A 4.246% 5/1/28 #	2,500,000	2,321,362
Targa Resources Partners 5.00% 1/15/28	2,510,000	2,398,527
Transcontinental Gas Pipe Line
3.25% 5/15/30	1,225,000	1,065,877
4.60% 3/15/48	1,000,000	835,906
Valero Energy 3.65% 12/1/51	3,380,000	2,401,743
Williams Cos. 4.85% 3/1/48	3,250,000	2,762,209
		24,330,594
Finance Companies — 2.76%
AerCap Ireland Capital DAC
1.65% 10/29/24	1,375,000	1,269,225
1.75% 1/30/26	2,182,000	1,922,018
3.00% 10/29/28	4,075,000	3,421,310
Air Lease
2.20% 1/15/27	1,750,000	1,527,446
2.875% 1/15/32 *	1,850,000	1,474,392
4.125% 12/15/26 µ, Ψ	1,532,000	1,053,250
5.85% 12/15/27	990,000	990,628
Aviation Capital Group
144A 1.95% 1/30/26 #	754,000	657,210
144A 3.50% 11/1/27 #	255,000	223,128
Avolon Holdings Funding 144A 3.25% 2/15/27 #	540,000	462,843
Owl Rock Capital 4.00% 3/30/25	575,000	539,687
		13,541,137
Industrials — 0.08%
University of Southern California 3.028% 10/1/39	500,000	395,867
		395,867
Insurance — 4.32%
Aon
2.80% 5/15/30	4,900,000	4,190,154
5.00% 9/12/32	1,225,000	1,215,201
Athene Global Funding 144A 1.985% 8/19/28 #	5,885,000	4,745,107
Berkshire Hathaway Finance 3.85% 3/15/52	645,000	517,527
Brighthouse Financial 3.85% 12/22/51	647,000	410,835
First American Financial 2.40% 8/15/31	2,100,000	1,539,898
Humana
5.75% 3/1/28	505,000	516,562
5.875% 3/1/33	415,000	429,747
Northwestern Mutual Life Insurance 144A 3.85% 9/30/47 #	3,000,000	2,302,745
Principal Life Global Funding II 144A 3.00% 4/18/26 #	1,000,000	928,900
UnitedHealth Group
3.05% 5/15/41	3,685,000	2,784,190
3.70% 8/15/49	1,000,000	796,455
4.00% 5/15/29	880,000	842,341
		21,219,662
Natural Gas — 1.44%
Atmos Energy 5.75% 10/15/52	1,735,000	1,821,980
Sempra Energy 4.875% 10/15/25 µ, Ψ	1,505,000	1,395,406
Southern California Gas
4.30% 1/15/49	2,505,000	2,074,008
6.35% 11/15/52	1,270,000	1,397,352
Southern Co. Gas Capital 5.15% 9/15/32	417,000	410,544
		7,099,290
Real Estate Investment Trusts — 1.82%
American Homes 4 Rent 3.625% 4/15/32	890,000	751,016
American Tower Trust #1 Series 13 2A 144A 3.07% 3/15/48 #	1,500,000	1,491,602
Digital Realty Trust 5.55% 1/15/28	1,765,000	1,779,847
Extra Space Storage
2.35% 3/15/32	2,892,000	2,195,651
2.55% 6/1/31	3,485,000	2,734,876
		8,952,992
Technology — 12.84%
Adobe 2.30% 2/1/30	3,417,000	2,921,327
Alphabet 2.05% 8/15/50	2,756,000	1,623,176
Apple 2.65% 5/11/50	675,000	449,792

44

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Technology (continued)
Apple
2.65% 2/8/51	1,075,000	$714,106
2.70% 8/5/51	1,125,000	747,058
Autodesk
2.40% 12/15/31 *	460,000	368,654
2.85% 1/15/30	5,231,000	4,509,254
Broadcom
144A 3.419% 4/15/33 #	2,500,000	2,011,216
144A 3.469% 4/15/34 #	1,483,000	1,187,440
CDW
2.67% 12/1/26	815,000	725,100
3.276% 12/1/28	3,590,000	3,080,346
CoStar Group 144A 2.80% 7/15/30 #	2,431,000	1,990,817
Entegris Escrow
144A 4.75% 4/15/29 #	1,690,000	1,544,579
144A 5.95% 6/15/30 #	955,000	881,942
Equinix 2.625% 11/18/24	4,895,000	4,664,971
Fidelity National Information Services 1.65% 3/1/28 *	2,225,000	1,845,651
Fiserv 3.85% 6/1/25	4,646,000	4,505,267
Global Payments 2.65% 2/15/25	4,000,000	3,766,539
Microchip Technology
0.972% 2/15/24	1,250,000	1,187,570
0.983% 9/1/24	2,685,000	2,487,868
Microsoft 2.921% 3/17/52	2,975,000	2,120,200
NXP 3.875% 6/18/26	2,800,000	2,663,448
Oracle
5.80% 11/10/25 *	380,000	388,930
6.15% 11/9/29	815,000	847,871
PayPal Holdings
2.30% 6/1/30	2,110,000	1,738,159
3.25% 6/1/50	1,100,000	752,497
3.90% 6/1/27 *	445,000	428,915
Sensata Technologies 144A 3.75% 2/15/31 #	1,115,000	918,955
Texas Instruments
3.875% 3/15/39	2,994,000	2,650,368
4.15% 5/15/48	400,000	356,177
Thomson Reuters 3.35% 5/15/26	2,760,000	2,614,384
Visa
2.70% 4/15/40	4,897,000	3,729,731
4.30% 12/14/45	415,000	381,067
VMware 4.50% 5/15/25	1,650,000	1,619,502
Workday
3.50% 4/1/27	275,000	257,422
3.70% 4/1/29	425,000	390,805
		63,071,104
Transportation — 1.33%
Burlington Northern Santa Fe
2.875% 6/15/52	1,450,000	973,661
4.55% 9/1/44	1,000,000	909,098
Delta Air Lines 2020-1 Class AA Pass Through Trust 2.00% 12/10/29 t	1,342,628	1,145,398
Union Pacific 3.55% 8/15/39	1,875,000	1,556,037
United Airlines 2016-1 Class AA Pass Through Trust 3.10% 1/7/30 t	2,171,698	1,957,765
		6,541,959
Utilities — 0.62%
American Water Capital 4.15% 6/1/49	2,600,000	2,155,443
Electricite de France 144A 5.25% 1/29/23 #, µ, Ψ	875,000	873,094
		3,028,537
Total Corporate Bonds (cost $517,574,391)		447,454,134

Municipal Bonds — 0.86%
Commonwealth of Puerto Rico (Restructured)
Series A-1 2.986% 7/1/24 ^	16,942	15,709
Series A-1 4.00% 7/1/35	36,981	31,210
GDB Debt Recovery Authority of Puerto Rico 7.50% 8/20/40	1,618,977	1,355,893
New York City Industrial Development Agency (Yankee Stadium Project) 144A 11.00% 3/1/29 #	2,410,000	2,816,109
Total Municipal Bonds (cost $4,001,894)		4,218,921

Non-Agency Asset-Backed Securities — 1.19%
Enterprise Fleet Financing Series 2022-2 A2 144A 4.65% 5/21/29 #	1,605,000	1,582,546
Ford Credit Floorplan Master Owner Trust Series 2019-2 A 3.06% 4/15/26	1,425,000	1,382,044
Toyota Auto Loan Extended Note Trust Series 2022-1A A 144A 3.82% 4/25/35 #	1,605,000	1,520,434

45

Schedules of investments

Delaware Ivy VIP Corporate Bond

	Principal amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
Volkswagen Auto Lease Trust Series 2022-A A3 3.44% 7/21/25	1,400,000	$1,369,907
Total Non-Agency Asset-Backed Securities (cost $6,028,730)		5,854,931

Sovereign BondsΔ — 0.49%
Colombia — 0.14%
Colombia Government International Bond 3.25% 4/22/32	925,000	675,664
		675,664
Mexico — 0.16%
Mexico Government International Bond 3.75% 4/19/71	1,250,000	781,327
		781,327
United States — 0.19%
Tennessee Valley Authority 2.875% 2/1/27	1,000,000	947,086
		947,086
Total Sovereign Bonds (cost $3,149,187)		2,404,077

US Treasury Obligation — 0.41%
US Treasury Bonds 3.00% 8/15/52	2,445,000	2,015,215
Total US Treasury Obligation (cost $2,123,453)		2,015,215

	Number of shares
Short-Term Investments — 4.95%
Money Market Mutual Funds — 4.95%
BlackRock Liquidity FedFund – Institutional Shares (seven- day effective yield 4.03%)	6,077,282	6,077,282
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	6,077,282	6,077,282
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven- day effective yield 4.23%)	6,077,282	6,077,282
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	6,077,282	6,077,282
Total Short-Term Investments (cost $24,309,128)		24,309,128
Total Value of Securities Before Securities Lending Collateral—99.21% (cost $558,375,684)		487,408,417

Securities Lending Collateral** — 0.12%
Money Market Mutual Fund — 0.12%
Dreyfus Institutional Preference Government Money Market Fund - Institutional Shares (seven-day effective yield 4.31%)	627,300	627,300
Total Securities Lending Collateral (cost $627,300)		627,300
Total Value of Securities—99.33% (cost $559,002,984)		$488,035,717■

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2022, the aggregate value of Rule 144A securities was $71,233,997, which represents 14.50% of the Portfolio’s net assets. See Note 12 in “Notes to financial statements."
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
*	Fully or partially on loan.

46

t	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
Δ	Securities have been classified by country of risk.
**	See Note 11 in “Notes to financial statements” for additional information on securities lending collateral and non-cash collateral.
■	Includes $14,680,075 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $14,477,244.

Summary of abbreviations:

DAC – Designated Activity Company

GNMA – Government National Mortgage Association

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

47

Schedules of investments

Delaware Ivy VIP Global Growth

December 31, 2022

	Number of shares	Value (US $)
Common Stocks – 99.18%Δ
Canada - 3.17%
Barrick Gold	59,389	$1,020,303
Canadian Natural Resources	48,592	2,698,314
		3,718,617
China - 5.75%
China Mengniu Dairy †	483,000	2,190,546
H World Group ADR	36,682	1,556,050
JD.com ADR	27,636	1,551,209
Tencent Holdings	33,800	1,446,323
		6,744,128
Denmark - 2.07%
Genmab †	5,720	2,421,621
		2,421,621
France - 7.88%
Airbus	19,219	2,284,012
BNP Paribas	32,778	1,868,394
LVMH Moet Hennessy Louis Vuitton	1,537	1,118,627
Thales	12,508	1,597,330
TotalEnergies *	15,537	975,443
Vinci	13,976	1,395,675
		9,239,481
Germany - 5.11%
Bayer	30,611	1,583,492
Deutsche Telekom	140,979	2,812,679
RWE	35,892	1,597,912
		5,994,083
Hong Kong - 1.47%
Prudential	126,581	1,725,414
		1,725,414
India - 5.39%
ICICI Bank	118,202	1,272,818
Larsen & Toubro	98,106	2,473,462
NTPC	578,700	1,164,325
State Bank of India	189,179	1,403,350
		6,313,955
Israel - 1.83%
Check Point Software Technologies †	17,023	2,147,622
		2,147,622
Italy - 1.25%
Ferrari	6,863	1,470,769
		1,470,769
Japan - 4.00%
Asahi Group Holdings	18,800	590,043
ORIX	171,200	2,763,541
Subaru	86,500	$1,336,321
		4,689,905
Netherlands - 0.80%
Shell	33,037	936,451
		936,451
Taiwan - 1.64%
Taiwan Semiconductor Manufacturing	132,000	1,926,177
		1,926,177
United Kingdom - 3.57%
AstraZeneca	14,405	1,953,606
Reckitt Benckiser Group	32,054	2,229,772
		4,183,378
United States - 55.25%
Abbott Laboratories	14,239	1,563,300
AGNC Investment	155,759	1,612,106
Alphabet Class A †	23,254	2,051,700
Amazon.com †	10,177	854,868
Ambarella †	20,613	1,695,007
Apple	14,457	1,878,398
Aptiv †	18,422	1,715,641
Autodesk †	6,889	1,287,347
Burlington Stores †	7,574	1,535,704
Casey’s General Stores	5,083	1,140,371
ConocoPhillips	23,068	2,722,024
Darden Restaurants	16,658	2,304,301
Eli Lilly & Co.	4,521	1,653,963
First Republic Bank	13,145	1,602,244
Frontier Communications Parent †	34,098	868,817
Generac Holdings †	1,881	189,341
Ingersoll Rand	29,107	1,520,841
Intercontinental Exchange	12,590	1,291,608
Intuit	5,170	2,012,267
KLA	2,698	1,017,227
Mastercard Class A	7,920	2,754,022
Microchip Technology	15,620	1,097,305
Microsoft	12,449	2,985,519
Morgan Stanley	19,059	1,620,396
NVIDIA	7,708	1,126,447
PayPal Holdings †	17,388	1,238,373
Procter & Gamble	16,257	2,463,911
Raytheon Technologies	23,299	2,351,335
Regeneron Pharmaceuticals †	3,007	2,169,520
Schlumberger	11,153	596,239
Seagate Technology Holdings	16,432	864,488
Skechers USA Class A †	42,630	1,788,329
Thermo Fisher Scientific	2,460	1,354,697

48

	Number of shares	Value (US $)
Common StocksΔ (continued)
United States (continued)
T-Mobile US †	8,706	$1,218,840
Union Pacific	8,609	1,782,666
UnitedHealth Group	5,437	2,882,589
VeriSign †	9,340	1,918,810
Vertex Pharmaceuticals †	7,456	2,153,144
Zimmer Biomet Holdings	14,950	1,906,125
		64,789,830
Total Common Stocks (cost $106,717,508)		116,301,431

Short-Term Investments – 0.72%
Money Market Mutual Funds – 0.72%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	212,185	212,185
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	212,185	212,185
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	212,185	212,185
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	212,184	212,184
Total Short-Term Investments (cost $848,739)		848,739
Total Value of Securities Before Securities Lending Collateral-99.90% (cost $107,566,247)		117,150,170

Securities Lending Collateral** – 0.88%
Money Market Mutual Fund - 0.88%
Dreyfus Institutional Preference Government Money Market Fund - Institutional Shares (seven-day effective yield 4.31%)	1,033,379	1,033,379
Total Securities Lending Collateral (cost $1,033,379)		1,033,379
Total Value of Securities-100.78% (cost $108,599,626)		$118,183,549■

Δ	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 33 in “Security type / country and sector allocations.”
†	Non-income producing security.
*	Fully or partially on loan.
**	See Note 11 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $975,442 of securities loaned.

Summary of abbreviations:

ADR - American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

49

Schedules of investments

Delaware Ivy VIP Limited-Term Bond

December 31, 2022

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 0.16%
Freddie Mac REMICs
Series 4505 PE 2.50% 5/15/44	248,004	$228,777
GNMA Series 2012-39 PA 2.00% 3/16/42	311,166	280,335
Total Agency Collateralized Mortgage Obligations (cost $561,516)		509,112

Agency Commercial Mortgage-Backed Securities — 11.04%
FREMF Mortgage Trust
Series 2013-K30 C 144A 3.547% 6/25/45 #, •	1,000,000	984,624
Series 2013-K31 C 144A 3.627% 7/25/46 #, •	2,000,000	1,975,849
Series 2013-K33 B 144A 3.495% 8/25/46 #, •	1,009,000	990,525
Series 2013-K33 C 144A 3.495% 8/25/46 #, •	1,250,000	1,223,756
Series 2013-K35 B 144A 3.932% 12/25/46 #, •	1,270,000	1,251,974
Series 2015-K47 B 144A 3.586% 6/25/48 #, •	1,170,000	1,109,831
Series 2015-KF12 B 144A 11.242% (LIBOR01M + 7.10%, Floor 7.10%) 9/25/22 #, •	626,579	625,409
Series 2016-K723 B 144A 3.568% 11/25/23 #, •	3,500,000	3,421,415
Series 2016-K723 C 144A 3.568% 11/25/23 #, •	7,370,000	7,165,324
Series 2017-K724 C 144A 3.498% 12/25/49 #, •	600,000	582,841
Series 2017-K728 B 144A 3.651% 11/25/50 #, •	5,650,000	5,435,103
Series 2017-K729 B 144A 3.673% 11/25/49 #	1,900,000	1,812,829
Series 2017-KF33 B 144A 6.692% (LIBOR01M + 2.55%,
Floor 2.55%) 6/25/27 #, •	414,873	406,884
Series 2017-KF39 B 144A 6.642% (LIBOR01M + 2.50%,
Floor 2.50%) 11/25/24 #, •	297,733	292,830
Series 2017-KF40 B 144A 6.842% (LIBOR01M + 2.70%, Floor 2.70%) 11/25/27 #, •	484,433	467,981
Series 2018-K732 B 144A 4.052% 5/25/25 #, •	225,000	214,083
Series 2018-KF46 B 144A 6.092% (LIBOR01M + 1.95%, Floor 1.95%) 3/25/28 #, •	490,022	467,959
FREMF Mortgage Trust
Series 2018-KF47 B 144A 6.142% (LIBOR01M + 2.00%, Floor 2.00%) 5/25/25 #, •	423,985	414,277
Series 2018-KF48 B 144A 6.192% (LIBOR01M + 2.05%, Floor 2.05%) 6/25/28 #, •	266,108	250,037
Series 2018-KF51 B 144A 5.992% (LIBOR01M + 1.85%, Floor 1.85%) 8/25/25 #, •	840,716	818,718
Series 2019-KF60 B 144A 6.492% (LIBOR01M + 2.35%, Floor 2.35%) 2/25/26 #, •	1,125,820	1,050,572
Series 2019-KF61 B 144A 6.342% (LIBOR01M + 2.20%, Floor 2.20%) 4/25/29 #, •	399,169	370,245
Series 2019-KF68 B 144A 6.342% (LIBOR01M + 2.20%, Floor 2.20%) 7/25/26 #, •	702,869	649,431
Series 2019-KF69 B 144A 6.442% (LIBOR01M + 2.30%, Floor 2.30%) 8/25/29 #, •	648,990	606,010
Series 2019-KF70 B 144A 6.442% (LIBOR01M + 2.30%, Floor 2.30%) 9/25/29 #, •	379,124	366,430
Series 2019-KF73 B 144A 6.592% (LIBOR01M + 2.45%, Floor 2.45%) 11/25/29 #, •	984,367	951,001
Series 2020-KF74 B 144A 6.292% (LIBOR01M + 2.15%, Floor 2.15%) 1/25/27 #, •	236,890	230,762
Series 2020-KF75 B 144A 6.392% (LIBOR01M + 2.25%, Floor 2.25%) 12/25/29 #, •	440,930	406,551
Total Agency Commercial Mortgage-Backed Securities (cost $35,991,544)		34,543,251

Agency Mortgage-Backed Security — 0.07%
Freddie Mac S.F. 20 yr 4.50% 8/1/30	219,817	218,363
Total Agency Mortgage-Backed Security (cost $230,374)		218,363

Collateralized Debt Obligations — 7.06%
Benefit Street Partners CLO XX Series 2020-20A AR 144A 5.249% (LIBOR03M + 1.17%, Floor 1.17%) 7/15/34 #, •	2,000,000	1,938,070
Bethpage Park CLO Series 2021-1A A 144A 5.209% (LIBOR03M + 1.13%, Floor 1.13%) 1/15/35 #, •	600,000	585,227

50

	Principal amount°	Value (US $)
Collateralized Debt Obligations (continued)
BlueMountain CLO XXX Series 2020-30A AR 144A 5.234% (TSFR03M + 1.37%, Floor 1.37%) 4/15/35 #, •	1,000,000	$965,008
Canyon CLO Series 2020-1A AR 144A 5.259% (LIBOR03M + 1.18%, Floor 1.18%) 7/15/34 #, •	2,200,000	2,138,327
CIFC Funding Series 2022-2A A1 144A 5.275% (TSFR03M + 1.32%, Floor 1.32%) 4/19/35 #, •	2,000,000	1,933,430
Dryden 77 CLO Series 2020-77A AR 144A 5.795% (LIBOR03M + 1.12%, Floor 1.12%) 5/20/34 #, •	1,100,000	1,068,766
Dryden 83 CLO Series 2020-83A A 144A 5.414% (LIBOR03M + 1.22%, Floor 1.22%) 1/18/32 #, •	1,935,000	1,894,373
Galaxy XXI CLO Series 2015-21A AR 144A 5.263% (LIBOR03M + 1.02%) 4/20/31 #, •	2,000,000	1,964,954
KKR CLO 41Series 2022-41A A1 144A 5.194% (TSFR03M + 1.33%, Floor 1.33%) 4/15/35 #, •	2,000,000	1,915,438
Octagon Investment Partners 48 Series 2020-3A AR 144A 5.393% (LIBOR03M + 1.15%, Floor 1.15%) 10/20/34 #, •	2,000,000	1,942,058
Regatta XIX Funding Series 2022-1A A1 144A 5.283% (TSFR03M + 1.32%, Floor 1.32%) 4/20/35 #, •	2,000,000	1,936,846
Sound Point CLO XXV Series 2019-4A A1R 144A 5.34% (TSFR03M + 1.28%, Floor 1.28%) 4/25/33 #, •	2,000,000	1,943,460
Venture 42 CLO Series 2021-42A A1A 144A 5.209% (LIBOR03M + 1.13%, Floor 1.13%) 4/15/34 #, •	415,000	396,027
Voya CLO Series 2020-3A AR 144A 5.393% (LIBOR03M + 1.15%, Floor 1.15%) 10/20/34 #, •	1,500,000	1,464,621
Total Collateralized Debt Obligations (cost $22,653,936)		22,086,605

Corporate Bonds — 55.15%
Banking — 15.00%
Ally Financial 1.45% 10/2/23	3,060,000	2,967,292
Bank of America
0.523% 6/14/24 µ	825,000	805,521
1.843% 2/4/25 µ	675,000	647,454
4.00% 1/22/25	1,000,000	979,553
4.125% 1/22/24	1,000,000	991,808
4.20% 8/26/24	1,325,000	1,305,356
Bank of New York Mellon 5.802% 10/25/28 µ	573,000	593,541
Barclays 7.325% 11/2/26 µ	315,000	326,621
Citigroup
2.014% 1/25/26 µ	1,275,000	1,182,601
3.07% 2/24/28 µ	215,000	194,136
3.50% 5/15/23	1,510,000	1,502,934
5.50% 9/13/25	1,000,000	1,007,161
5.61% 9/29/26 µ	175,000	175,933
Citizens Bank 4.119% 5/23/25 µ	1,460,000	1,429,427
Citizens Bank 6.064% 10/24/25 µ	525,000	531,295
Credit Suisse Group 144A 6.442% 8/11/28 #, µ	340,000	310,136
Fifth Third Bank 5.852% 10/27/25 µ	875,000	884,463
Goldman Sachs Group
3.85% 7/8/24	1,500,000	1,468,671
4.25% 10/21/25	2,500,000	2,442,516
5.069% (SOFR + 0.79%) 12/9/26 •	1,300,000	1,252,330
Huntington National Bank
4.008% 5/16/25 µ	840,000	822,171
5.65% 1/10/30	250,000	252,501
JPMorgan Chase & Co.
0.653% 9/16/24 µ	1,000,000	964,622
3.875% 9/10/24	847,000	829,659
4.08% 4/26/26 µ	4,090,000	3,974,675
4.851% 7/25/28 µ	225,000	219,696
KeyBank
4.15% 8/8/25	835,000	816,607
5.85% 11/15/27	130,000	134,416
KeyCorp 3.878% 5/23/25 µ	730,000	714,674
Mizuho Financial Group 0.849% 9/8/24 µ	1,800,000	1,737,635
Morgan Stanley
5.835% (LIBOR03M + 0.79%) 5/31/23 •	300,000	300,128
6.138% 10/16/26 µ	5,120,000	5,234,785
6.296% 10/18/28 µ	325,000	336,075
National Bank of Canada 2.10% 2/1/23	1,400,000	1,397,009
PNC Financial Services Group 5.671% 10/28/25 µ	310,000	313,521
51

Schedules of investments

Delaware Ivy VIP Limited-Term Bond

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
State Street
5.751% 11/4/26 µ	70,000	$71,731
5.82% 11/4/28 µ	50,000	51,724
Svenska Handelsbanken 144A 0.625% 6/30/23 #	1,500,000	1,467,548
Toronto-Dominion Bank 4.108% 6/8/27 *	2,520,000	2,440,022
US Bancorp
2.375% 7/22/26	844,000	779,880
5.727% 10/21/26 µ	215,000	219,214
Wells Fargo & Co.
3.908% 4/25/26 µ	2,620,000	2,548,711
4.808% 7/25/28 µ	310,000	303,287
		46,929,040
Basic Industry — 1.09%
Celanese US Holdings
6.05% 3/15/25	140,000	139,573
6.165% 7/15/27	525,000	518,664
Graphic Packaging International 144A 0.821% 4/15/24 #	1,350,000	1,264,127
Mosaic 4.25% 11/15/23	250,000	248,001
Nucor 3.95% 5/23/25	345,000	337,855
Nutrien 5.95% 11/7/25	870,000	888,651
		3,396,871
Brokerage — 0.16%
LSEGA Financing 144A 0.65% 4/6/24 #	540,000	507,189
		507,189
Capital Goods — 4.73%
Avery Dennison 0.85% 8/15/24	375,000	350,132
Boeing 2.80% 3/1/23	2,250,000	2,241,756
CNH Industrial Capital 1.95% 7/2/23	1,550,000	1,523,872
General Electric 5.012% 1/1/24	364,774	364,183
Lennox International 1.35% 8/1/25	2,150,000	1,948,029
Parker-Hannifin
3.65% 6/15/24	1,430,000	1,399,994
4.25% 9/15/27	1,070,000	1,039,930
Republic Services 0.875% 11/15/25	1,800,000	1,613,994
Roper Technologies 1.00% 9/15/25	1,400,000	1,255,710
Teledyne Technologies 0.95% 4/1/24	1,385,000	1,309,059
Waste Management 0.75% 11/15/25	1,955,000	1,750,037
		14,796,696
Communications — 4.96%
American Tower
0.60% 1/15/24	1,300,000	1,239,675
1.30% 9/15/25	795,000	718,403
AT&T
1.70% 3/25/26	1,350,000	1,218,177
2.95% 7/15/26	1,250,000	1,164,666
Charter Communications Operating
4.50% 2/1/24	1,215,000	1,201,171
4.908% 7/23/25	1,485,000	1,456,886
Crown Castle 3.15% 7/15/23	400,000	395,610
Crown Castle Towers 144A
3.663% 5/15/45 #	950,000	920,283
Netflix 5.875% 2/15/25	1,250,000	1,267,788
Omnicom Group 3.65% 11/1/24	700,000	686,788
Sprint 7.875% 9/15/23	1,721,000	1,748,856
T-Mobile USA 3.75% 4/15/27	2,000,000	1,886,842
Warnermedia Holdings 144A 3.638% 3/15/25 #	1,690,000	1,608,515
		15,513,660
Consumer Cyclical — 4.55%
7-Eleven 144A 0.80% 2/10/24 #	1,000,000	952,045
Aptiv 2.396% 2/18/25	1,035,000	976,823
DR Horton 2.60% 10/15/25	625,000	582,529
Ford Motor Credit
2.70% 8/10/26	550,000	478,308
3.375% 11/13/25	1,355,000	1,227,336
General Motors 4.875% 10/2/23	1,000,000	997,190
General Motors Financial 1.20% 10/15/24	825,000	764,306
GLP Capital 5.375% 11/1/23	280,000	279,483
Hyundai Capital America 144A 1.25% 9/18/23 #	800,000	775,557
Mercedes-Benz Finance North America 144A 5.25% 11/29/27 #	200,000	201,361
MGM Resorts International 5.75% 6/15/25 *	1,780,000	1,732,538
Nissan Motor 144A 3.043% 9/15/23 #	1,250,000	1,225,061
Nordstrom 2.30% 4/8/24	270,000	253,480
PVH 4.625% 7/10/25	1,500,000	1,449,829
VICI Properties 4.95% 2/15/30	595,000	567,194
Volkswagen Group of America Finance 144A 0.875% 11/22/23 #	1,850,000	1,780,133
		14,243,173

52

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical — 4.48%
Bayer US Finance II
144A 2.85% 4/15/25 #	1,260,000	$1,181,290
144A 3.875% 12/15/23 #	1,400,000	1,380,265
Darling Ingredients 144A 5.25% 4/15/27 #	1,647,500	1,588,289
Diageo Capital 3.50% 9/18/23	1,000,000	990,527
GE HealthCare Technologies
144A 5.60% 11/15/25 #	180,000	181,302
144A 5.65% 11/15/27 #	180,000	182,422
Keurig Dr Pepper 0.75% 3/15/24	680,000	645,809
McCormick & Co.
0.90% 2/15/26	1,025,000	898,971
3.50% 9/1/23	475,000	470,106
Novartis Capital 3.00% 11/20/25	1,250,000	1,199,590
Royalty Pharma
0.75% 9/2/23	1,800,000	1,744,283
1.20% 9/2/25	1,647,000	1,475,543
Tyson Foods 3.95% 8/15/24	2,000,000	1,969,042
Zoetis 5.40% 11/14/25	105,000	107,212
		14,014,651
Electric — 2.93%
Black Hills 1.037% 8/23/24	1,000,000	933,212
Duke Energy Carolinas 3.95% 11/15/28	1,150,000	1,105,781
Edison International 3.55% 11/15/24	1,300,000	1,255,918
Enel Finance International 144A 4.25% 6/15/25 #	295,000	285,899
Eversource Energy 2.90% 3/1/27	225,000	207,489
Fells Point Funding Trust 144A 3.046% 1/31/27 #	210,000	191,418
MidAmerican Energy 3.70% 9/15/23	1,045,000	1,035,507
National Rural Utilities Cooperative Finance 1.875% 2/7/25	1,350,000	1,267,058
Virginia Electric and Power 2.75% 3/15/23	2,515,000	2,504,923
Vistra Operations 144A 5.125% 5/13/25 #	385,000	377,179
		9,164,384
Energy — 4.12%
ConocoPhillips 2.40% 3/7/25	1,060,000	1,008,334
Eastern Energy Gas Holdings 3.55% 11/1/23	1,235,000	1,219,263
Enbridge 2.50% 2/14/25	820,000	774,278
Energy Transfer
4.25% 4/1/24	1,132,000	1,112,180
5.55% 2/15/28	1,295,000	1,286,233
Galaxy Pipeline Assets Bidco 144A 1.75% 9/30/27 #	1,217,985	1,130,323
Harvest Operations 144A 1.00% 4/26/24 #	1,400,000	1,323,371
Kinder Morgan Energy Partners 3.45% 2/15/23	1,000,000	997,886
Occidental Petroleum 5.875% 9/1/25 *	1,690,000	1,686,635
Plains All American Pipeline 3.85% 10/15/23	1,800,000	1,775,251
Targa Resources Partners 5.00% 1/15/28	580,000	554,241
		12,867,995
Finance Companies — 0.96%
AerCap Ireland Capital DAC 1.65% 10/29/24	2,000,000	1,846,146
Air Lease 5.85% 12/15/27	185,000	185,117
Aviation Capital Group 144A 4.375% 1/30/24 #	1,000,000	975,345
		3,006,608
Insurance — 4.17%
Athene Global Funding
144A 0.914% 8/19/24 #	850,000	780,439
144A 0.95% 1/8/24 #	1,750,000	1,665,767
Elevance Health 3.35% 12/1/24	2,000,000	1,940,023
Humana 5.75% 3/1/28	288,000	294,594
MassMutual Global Funding II 144A 0.60% 4/12/24 #	1,900,000	1,794,544
Met Tower Global Funding 144A 3.70% 6/13/25 #	1,280,000	1,242,388
Metropolitan Life Global Funding I 144A 0.90% 6/8/23 #	1,250,000	1,229,466
Principal Life Global Funding II 144A 0.75% 4/12/24 #	800,000	756,032
Protective Life Global Funding 144A 0.631% 10/13/23 #	750,000	723,411
144A 1.618% 4/15/26 #	1,350,000	1,213,770
Reliance Standard Life Global Funding II 144A 2.15% 1/21/23 #	1,400,000	1,397,737
		13,038,171
Natural Gas — 0.35%
Sempra Energy 3.30% 4/1/25	1,145,000	1,098,976
		1,098,976
Real Estate Investment Trusts — 2.72%
American Tower Trust #1 Series 13 2A 144A 3.07% 3/15/48 #	3,545,000	3,525,152

53

Schedules of investments

Delaware Ivy VIP Limited-Term Bond

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Digital Realty Trust
4.45% 7/15/28	190,000	$180,243
5.55% 1/15/28	335,000	337,818
SBA Tower Trust
144A 1.884% 1/15/26 #	1,155,000	1,015,798
144A 2.836% 1/15/50 #	1,621,000	1,527,820
Series 3.869 10/08/24 144A 3.869% 10/8/49 #, φ	2,000,000	1,910,980
		8,497,811
Technology — 4.73%
Apple 3.00% 2/9/24	355,000	348,055
Baidu 1.72% 4/9/26	379,000	337,594
Fidelity National Information Services 4.70% 7/15/27	1,460,000	1,426,766
Infor 144A 1.45% 7/15/23 #	877,000	856,663
Leidos 2.95% 5/15/23	1,870,000	1,855,238
Microchip Technology 0.983% 9/1/24	1,850,000	1,714,173
Oracle 5.80% 11/10/25 *	70,000	71,645
S&P Global 144A 2.45% 3/1/27 #	740,000	676,930
Seagate HDD Cayman 4.75% 6/1/23	650,000	647,478
Sensata Technologies
144A 5.00% 10/1/25 #	1,390,000	1,359,880
144A 5.625% 11/1/24 #	355,000	353,317
Thomson Reuters 4.30% 11/23/23	1,269,000	1,260,559
TSMC Global 144A 1.25% 4/23/26 #, *	1,500,000	1,345,217
Workday 3.50% 4/1/27	50,000	46,804
Xilinx 2.95% 6/1/24	2,575,000	2,506,403
		14,806,722
Transportation — 0.20%
Penske Truck Leasing 144A 4.40% 7/1/27 #	670,000	636,837
		636,837
Total Corporate Bonds (cost $180,514,773)		172,518,784

Non-Agency Asset-Backed Securities — 4.55%
BMW Vehicle Lease Trust Series 2022-1 A3 1.10% 3/25/25	2,250,000	2,176,739
Enterprise Fleet Financing Series 2022-2 A2 144A 4.65% 5/21/29 #	830,000	818,388
Ford Credit Auto Owner Trust Series 2022-A B 1.91% 7/15/27	1,350,000	1,233,639
Ford Credit Floorplan Master Owner Trust A Series 2020-2 A 1.06% 9/15/27	3,000,000	2,696,020
GM Financial Automobile Leasing Trust Series 2022-1 B 2.23% 2/20/26	1,600,000	1,516,022
Toyota Lease Owner Trust Series 2021-B A3 144A 0.42% 10/21/24 #	1,800,000	1,749,832
Verizon Master Trust
Series 2022-2 A 1.53% 7/20/28	1,500,000	1,401,967
Series 2022-2 B 1.83% 7/20/28	1,350,000	1,258,360
Volkswagen Auto Lease Trust Series 2022-A A3 3.44% 7/21/25	1,400,000	1,369,907
Total Non-Agency Asset-Backed Securities (cost $14,671,606)		14,220,874

Supranational Banks — 0.16%
Corp Andina de Fomento 2.375% 5/12/23	500,000	494,380
Total Supranational Banks (cost $499,860)		494,380

US Treasury Obligations — 20.59%
US Treasury Floating Rate Note 4.60% (USBMMY3M + 0.14%) 10/31/24 •	25,260,000	25,234,023
US Treasury Notes
2.625% 5/31/27	9,005,000	8,489,674
4.125% 10/31/27	22,130,000	22,212,987
4.25% 12/31/24	3,305,000	3,293,768
4.25% 10/15/25	5,175,000	5,171,766
Total US Treasury Obligations (cost $64,203,713)		64,402,218
Total Value of Securities Before Securities Lending Collateral—98.78% (cost $319,327,322)		308,993,587

54

	Number of shares°	Value (US $)
Securities Lending Collateral** — 0.81%
Money Market Mutual Fund — 0.81%
Dreyfus Institutional Preference Government Money Market Fund - Institutional Shares (seven-day effective yield 4.31%)	2,533,450	$2,533,450
Total Securities Lending Collateral (cost $2,533,450)		2,533,450
Total Value of Securities—99.59% (cost $321,860,772)		$311,527,037■

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2022, the aggregate value of Rule 144A securities was $103,019,282, which represents 32.93% of the Portfolio's net assets. See Note 12 in “Notes to financial statements."
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date.
*	Fully or partially on loan.
φ	Step coupon bond. Stated rate in effect at December 31, 2022 through maturity date.
**	See Note 11 in “Notes to financial statements” for additional information on securities lending collateral and non-cash collateral.
■	Includes $4,253,945 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $1,910,546.

The following futures contracts were outstanding at December 31, 2022:1

Futures Contracts
Exchange-Traded

	Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
160	US Treasury 2 yr Notes	$32,812,500	$32,782,871	3/31/23	$29,629	$—	$(25,000)
(14)	US Treasury 5 yr Notes	(1,511,016)	(1,510,764)	3/31/23	—	(252)	1,203
	Total Futures Contracts		$31,272,107		$29,629	$(252)	$(23,797)

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Portfolio's total exposure in such contracts, whereas only the variation margin is reflected in the Portfolio's net assets.

1See Note 9 in “Notes to financial statements.”

55

Schedules of investments

Delaware Ivy VIP Limited-Term Bond

Summary of abbreviations:

CLO – Collateralized Loan Obligation

DAC – Designated Activity Company

FREMF – Freddie Mac Multifamily

GNMA – Government National Mortgage Association

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

S&P – Standard & Poor’s Financial Services LLC

S.F. – Single Family

SOFR – Secured Overnight Financing Rate

TSFR03M – 3 Month Term Secured Overnight Financing Rate

USBMMY3M – US Treasury 3 Month Bill Money Market Yield

USD – US Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

56

Delaware Ivy VIP Value

December 31, 2022

	Number of shares	Value (US $)
Common Stocks — 96.71%
Communication Services — 7.50%
AT&T	378,700	$6,971,867
Liberty Global Class C *, †	514,773	10,002,039
Meta Platforms Class A †	79,700	9,591,098
		26,565,004
Consumer Discretionary — 7.43%
APA	100,500	4,691,340
AutoZone †	3,531	8,708,082
Lowe's	27,700	5,518,948
Target	49,601	7,392,533
		26,310,903
Consumer Staples — 6.82%
Philip Morris International	127,495	12,903,769
Walmart	79,420	11,260,962
		24,164,731
Energy — 8.19%
Exxon Mobil	167,900	18,519,370
Marathon Petroleum	90,268	10,506,293
		29,025,663
Financials — 18.77%
AGNC Investment	1,123,918	11,632,551
Allstate	79,800	10,820,880
Ameriprise Financial	28,099	8,749,186
Bank of America	377,000	12,486,240
Capital One Financial ~	35,817	3,329,548
Discover Financial Services	29,900	2,925,117
Synchrony Financial	195,449	6,422,454
Wells Fargo & Co.	245,475	10,135,663
		66,501,639
Healthcare — 16.07%
CVS Health	113,824	10,607,258
Elevance Health	20,871	10,706,197
HCA Healthcare	38,001	9,118,720
McKesson	27,151	10,184,883
Regeneron
Pharmaceuticals †	12,285	8,863,505
Vertex Pharmaceuticals †	25,862	7,468,428
		56,948,991
Industrials — 9.96%
Lockheed Martin	17,900	8,708,171
Norfolk Southern	40,487	9,976,806
Parker-Hannifin	19,800	5,761,800
Raytheon Technologies	107,318	10,830,533
		35,277,310
Information Technology — 7.79%
Broadcom	18,722	10,468,032
Fidelity National Information Services	49,229	3,340,188
NXP Semiconductors	32,477	5,132,340
Seagate Technology Holdings *	164,349	8,646,401
		27,586,961
Materials — 4.76%
Celanese	81,700	8,353,008
LyondellBasell Industries Class A	102,500	8,510,575
		16,863,583
Real Estate — 4.23%
CBRE Group Class A †	99,741	7,676,067
Weyerhaeuser	235,900	7,312,900
		14,988,967
Utilities — 5.19%
American Electric Power	98,800	9,381,060
Exelon	208,500	9,013,455
		18,394,515
Total Common Stocks (cost $330,327,733)		342,628,267

Short-Term Investments — 3.28%
Money Market Mutual Funds — 3.28%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	2,900,032	2,900,032
Fidelity Investments Money Market Government Portfolio – Class I (seven- day effective yield 4.06%)	2,900,033	2,900,033
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	2,900,032	2,900,032
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven- day effective yield 4.11%)	2,900,032	2,900,032
Total Short-Term Investments (cost $11,600,129)		11,600,129
Total Value of Securities Before Options Written—99.99% (cost $341,927,862)		354,228,396■

57

Schedules of investments

Delaware Ivy VIP Value

	Number of contracts	Value (US $)
Options Written — (0.01%)
Equity Call Options — (0.01%)
AutoZone, strike price $2,500, expiration date 1/20/23, notional amount $(1,250,000)	(5)	$(22,125)
Bank of America, strike price $43, expiration date 2/17/23, notional amount $(1,612,500)	(375)	(1,313)
Parker-Hannifin, strike price $350, expiration date 2/17/23, notional amount $(1,505,000)	(43)	(2,150)
Wells Fargo & Co., strike price $55, expiration date 1/20/23, notional amount $(1,721,500)	(313)	(313)
Total Options Written (premium received $105,430)		(25,901)

*	Fully or partially on loan.
†	Non-income producing security.
~	All or portion of the security has been pledged as collateral for outstanding options written.
■	Includes $6,092,738 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $6,274,773.

See accompanying notes, which are an integral part of the financial statements.

58

Delaware VIP Global Value Equity

December 31, 2022

	Number of shares	Value (US $)
Common Stocks – 98.73%Δ
Denmark - 2.71%
Novo Nordisk Class B	45,860	$6,192,301
		6,192,301
France - 11.62%
Air Liquide	59,430	8,422,870
Danone	124,890	6,581,485
Orange	491,150	4,879,500
Sodexo *	69,930	6,698,166
		26,582,021
Germany - 9.63%
adidas AG	45,200	6,167,068
Fresenius Medical Care AG & Co.	112,900	3,694,501
Knorr-Bremse	72,490	3,960,547
SAP	79,360	8,188,418
		22,010,534
Japan - 4.93%
Asahi Group Holdings *	72,500	2,275,431
Kao *	137,000	5,485,637
Makita	150,100	3,522,615
		11,283,683
Netherlands - 4.94%
Koninklijke Ahold Delhaize	393,280	11,299,280
		11,299,280
Spain - 3.79%
Amadeus IT Group †	166,860	8,671,772
		8,671,772
Sweden - 7.79%
Essity Class B	255,490	6,691,560
H & M Hennes & Mauritz Class B *	398,820	4,289,813
Securitas Class B *	820,970	6,841,646
		17,823,019
Switzerland - 2.75%
Swatch Group	22,130	6,294,479
		6,294,479
United Kingdom - 13.89%
Diageo	213,010	9,399,423
Intertek Group	93,940	4,581,364
Smith & Nephew	616,820	8,273,592
Unilever	188,280	9,519,114
		31,773,493
United States - 36.68%
Clorox	61,340	8,607,842
Conagra Brands	77,180	2,986,866
Henry Schein †	116,800	9,328,816
Ingredion	72,350	7,085,236
Kimberly-Clark	61,980	8,413,785
Lamb Weston Holdings	70,830	$6,329,369
Merck & Co.	82,120	9,111,214
Nestle	94,800	10,984,558
Otis Worldwide	31,640	2,477,728
Parker-Hannifin	8,880	2,584,080
Pfizer	107,720	5,519,573
Roche Holding	17,130	5,381,782
Visa Class A *	24,410	5,071,422
		83,882,271
Total Common Stocks (cost $252,294,758)		225,812,853

Exchange-Traded Fund – 0.87%
Vanguard S&P 500 ETF	5,650	1,985,071
Total Exchange-Traded Fund (cost $2,182,005)		1,985,071

Short-Term Investments – 0.19%
Money Market Mutual Funds – 0.19%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	107,103	107,103
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	107,102	107,102
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	107,102	107,102
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	107,103	107,103
Total Short-Term Investments (cost $428,410)		428,410
Total Value of Securities Before Securities Lending Collateral-99.79% (cost $254,905,173)		228,226,334

59

Schedules of investments

Delaware VIP Global Value Equity

	Number of shares	Value (US $)
Securities Lending Collateral** – 4.32%
Money Market Mutual Fund - 4.32%
Dreyfus Institutional Preference Government Money Market Fund - Institutional Shares (seven-day effective yield 4.31%)	9,882,610	$9,882,610
Total Securities Lending Collateral (cost $9,882,610)		9,882,610
Total Value of Securities-104.11% (cost $264,787,783)		$238,108,944■

Δ	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 36 in “Security type / country and sector allocations.”
*	Fully or partially on loan.
†	Non-income producing security.
**	See Note 11 in “Notes to financial statements” for additional information on securities lending collateral and non-cash collateral.
■	Includes $16,781,037 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $7,551,767.

Summary of abbreviations:

AG - Aktiengesellschaft

ETF - Exchange-Traded Fund

S&P - Standard & Poor’s Financial Services LLC

See accompanying notes, which are an integral part of the financial statements.

60

Delaware VIP Real Estate Securities

December 31, 2022

	Number of shares	Value (US $)
Common Stocks — 96.87%
Real Estate Operating Companies/Developer — 0.34%
DigitalBridge Group	8,656	$94,697
		94,697
REIT Diversified — 26.06%
American Tower	1,278	270,757
Digital Realty Trust	12,545	1,257,887
Equinix	2,197	1,439,101
Extra Space Storage	6,571	967,120
Public Storage	6,177	1,730,733
SBA Communications	677	189,770
VICI Properties	43,205	1,399,842
		7,255,210
REIT Healthcare — 8.82%
Healthpeak Properties	35,925	900,640
Welltower	23,710	1,554,190
		2,454,830
REIT Hotel — 2.76%
Apple Hospitality REIT	21,024	331,759
Ryman Hospitality Properties	3,599	294,326
Xenia Hotels & Resorts	10,925	143,992
		770,077
REIT Industrial — 14.47%
Americold Realty Trust	16,088	455,451
First Industrial Realty Trust	9,013	434,967
Prologis	22,175	2,499,788
Rexford Industrial Realty	10,518	574,704
Summit Industrial Income REIT	3,798	63,646
		4,028,556
REIT Multifamily — 19.88%
American Homes 4 Rent Class A	18,385	554,124
Equity LifeStyle Properties	8,794	568,092
Equity Residential	17,745	1,046,955
Essex Property Trust	3,503	742,356
Independence Realty Trust	15,393	259,526
Invitation Homes	13,365	396,139
Mid-America Apartment Communities	957	150,239
Sun Communities	6,331	905,333
UDR	23,536	911,549
		5,534,313
REIT Office — 6.49%
Alexandria Real Estate Equities	9,050	1,318,313
Boston Properties	7,258	490,496
		1,808,809
REIT Retail — 18.05%
Agree Realty	8,370	593,684
Federal Realty Investment Trust	3,855	389,509
Kimco Realty	34,164	723,594
Kite Realty Group Trust	26,781	563,740
NETSTREIT	16,804	308,017
Realty Income	21,548	1,366,790
Simon Property Group	6,184	726,496
Spirit Realty Capital	8,846	353,221
		5,025,051
Total Common Stocks (cost $30,865,484)		26,971,543

Short-Term Investments — 2.67%
Money Market Mutual Funds — 2.67%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	185,465	185,465
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	185,465	185,465
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	185,465	185,465
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	185,465	185,465
Total Short-Term Investments (cost $741,860)		741,860
Total Value of Securities—99.54% (cost $31,607,344)		$27,713,403

The following foreign currency exchange contracts were outstanding at December 31, 2022:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Depreciation
BNYM	CAD	(23,474)	USD	17,305	1/4/23	$(20)

61

Schedules of investments

Delaware VIP Real Estate Securities

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Portfolio's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio's net assets.

1See Note 9 in “Notes to financial statements.”

Summary of abbreviations:

BNYM – Bank of New York Mellon

REIT – Real Estate Investment Trust

Summary of currencies:

CAD – Canadian Dollar

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

62

Statements of assets and liabilities

December 31, 2022

	Delaware Ivy VIP Core Equity	Delaware Ivy VIP Corporate Bond	Delaware Ivy VIP Global Growth	Delaware Ivy VIP Limited- Term Bond
Assets:
Investments, at value*,†	$598,048,648	$487,408,417	$117,150,170	$308,993,587
Short-term investments held as collateral for loaned securities, at value=	—	627,300	1,033,379	2,533,450
Cash	—	—	—	5,198,320
Cash collateral due from broker on futures contracts	—	—	—	198,256
Foreign currencies, at valueΔ	—	—	195,821	—
Dividend and interest receivable	404,394	4,635,579	253,310	2,121,324
Receivable for portfolio shares sold	1,644	1,300	190	34,597
Foreign tax reclaims receivable	—	—	52,358	—
Prepaid expenses	—	523	—	186
Other assets	1,230	1,480	307	600
Total Assets	598,455,916	492,674,599	118,685,535	319,080,320
Liabilities:
Due to custodian	—	45,593	—	—
Payable for portfolio shares redeemed	285,692	166,680	85,521	148,131
Payable for portfolio securities purchased	284,729	—	—	3,295,062
Investment management fees payable to affiliates	258,586	202,977	54,816	134,106
Other accrued expenses	158,490	156,466	82,848	104,548
Distribution fees payable to affiliates	130,213	106,830	25,398	3,397
Administration expenses payable to affiliates	62,340	60,828	13,209	37,452
Obligation to return securities lending collateral	—	627,300	1,033,379	2,533,450
Variation margin due to broker on future contracts	—	—	—	23,797
Accrued capital gains taxes on appreciated securities	—	—	122,493	—
Total Liabilities	1,180,050	1,366,674	1,417,664	6,279,943
Total Net Assets	$597,275,866	$491,307,925	$117,267,871	$312,800,377

Net Assets Consist of:
Paid-in capital	$462,064,387	$582,864,567	$83,849,874	$328,800,653
Total distributable earnings (loss)	135,211,479	(91,556,642)	33,417,997	(16,000,276)
Total Net Assets	$597,275,866	$491,307,925	$117,267,871	$312,800,377
Net Asset Value

Class II:
Net assets	$597,275,866	$491,307,925	$117,267,871	$312,800,377
Shares of beneficial interest outstanding, unlimited authorization, no par	51,933,531	109,522,931	35,190,208	68,228,668
Net asset value per share	$11.50	$4.49	$3.33	$4.58

*Investments, at cost	$522,093,678	$558,375,684	$107,566,247	$319,327,322
†Including securities on loan	3,782,830	14,680,075	975,442	4,253,945
=Short-term investments held as collateral for loaned securities, at cost	—	627,300	1,033,379	2,533,450
ΔForeign currencies, at cost	—	—	189,583	—

See accompanying notes, which are an integral part of the financial statements.

63

Statements of assets and liabilities

	Delaware Ivy VIP Value	Delaware VIP Global Value Equity	Delaware VIP Real Estate Securities
Assets:
Investments, at value*,†	$354,228,396	$228,226,334	$27,713,403
Short-term investments held as collateral for loaned securities, at value=	—	9,882,610	—
Cash	4,452	—	—
Dividend and interest receivable	598,943	293,741	116,092
Foreign tax reclaims receivable	27,542	509,391	169
Receivable for portfolio shares sold	337	21,487	17,558
Prepaid expenses	127	255	—
Receivable for securities sold	—	—	24,377
Receivable due from Advisor	—	—	4,695
Other assets	719	451	—
Total Assets	354,860,516	238,934,269	27,876,294
Liabilities:
Options written, at valueΣ	25,901	—	—
Due to custodian	—	30	—
Investment management fees payable to affiliates	213,187	137,814	—
Payable for portfolio shares redeemed	120,917	51,348	20,426
Other accrued expenses	95,239	128,730	10,318
Distribution fees payable to affiliates	75,976	2,338	186
Administration expenses payable to affiliates	39,635	26,979	2,936
Obligation to return securities lending collateral	—	9,882,610	—
Unrealized depreciation on foreign currency exchange contracts	—	—	20
Total Liabilities	570,855	10,229,849	33,886
Total Net Assets	$354,289,661	$228,704,420	$27,842,408

Net Assets Consist of:
Paid-in capital	$286,844,675	$249,935,805	$28,631,128
Total distributable earnings (loss)	67,444,986	(21,231,385)	(788,720)
Total Net Assets	$354,289,661	$228,704,420	$27,842,408
Net Asset Value

Class II:
Net assets	$354,289,661	$228,704,420	$27,842,408
Shares of beneficial interest outstanding, unlimited authorization, no par	63,673,010	51,874,833	4,416,565
Net asset value per share	$5.56	$4.41	$6.30

*Investments, at cost	$341,927,862	$254,905,173	$31,607,344
†Including securities on loan	6,092,738	16,781,037	—
=Short-term investments held as collateral for loaned securities, at cost	—	9,882,610	—
ΣOptions written, premium received	(105,430)	—	—

See accompanying notes, which are an integral part of the financial statements.

64

Statements of operations

Year ended December 31, 2022

	Delaware Ivy VIP Core Equity	Delaware Ivy VIP Corporate Bond	Delaware Ivy VIP Global Growth	Delaware Ivy VIP Limited- Term Bond
Investment Income:
Dividends	$8,566,758	$296,152	$2,070,897	$18,411
Securities lending income	1,255	16,666	6,301	43,774
Interest	—	17,429,943	—	7,971,764
Foreign tax withheld	(35,560)	—	(163,142)	—
	8,532,453	17,742,761	1,914,056	8,033,949

Expenses:
Investment advisory fees	4,561,159	2,596,457	1,081,781	1,685,750
Distribution expenses — Class II	1,628,985	1,366,556	318,171	842,875
Accounting and administration expenses	175,620	160,527	62,640	105,544
Trustees’ fees and expenses	69,306	52,425	24,355	41,865
Audit and tax fees	32,695	45,695	34,439	45,108
Custodian fees	29,952	24,423	14,278	8,153
Legal fees	28,844	14,186	1,552	6,126
Dividend disbursing and transfer agent fees and expenses	24,124	20,433	4,350	10,591
Reports and statements to shareholders servicing expenses	17,693	19,854	14,498	9,804
Registration fees	7	7	7	7
Other	17,756	51,351	22,144	10,006
	6,586,141	4,351,914	1,578,215	2,765,829
Less expenses waived	(282,062)	—	(100,878)	—
Less waived distribution expenses — Class II	(107,214)	—	(38,027)	—
Total operating expenses	6,196,865	4,351,914	1,439,310	2,765,829
Net Investment Income (Loss)	2,335,588	13,390,847	474,746	5,268,120
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	57,011,657	(33,708,999)	24,055,570	(9,736,085)
Foreign currencies	—	—	(10,607)	—
Foreign currency exchange contracts	—	—	(36,457)	—
Futures contracts	—	—	—	(1,215,778)
Options written	—	1,950	—	—
Swap contracts	—	—	—	136,960
Net realized gain (loss)	57,011,657	(33,707,049)	24,008,506	(10,814,903)

Net change in unrealized appreciation (depreciation) on:
Investments[1]	(186,851,659)	(81,820,354)	(51,897,668)	(10,016,549)
Foreign currencies	—	—	(27,158)	—
Futures contracts	—	—	—	29,377
Net change in unrealized appreciation (depreciation)	(186,851,659)	(81,820,354)	(51,924,826)	(9,987,172)
Net Realized and Unrealized Gain (Loss)	(129,840,002)	(115,527,403)	(27,916,320)	(20,802,075)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(127,504,414)	$(102,136,556)	$(27,441,574)	$(15,533,955)

[1]	Includes $96,092 capital gains taxes paid and $122,493 increase in capital gains tax accrued for Delaware Ivy VIP Global Growth.

See accompanying notes, which are an integral part of the financial statements.

65

Statements of operations

	Delaware Ivy VIP Value	Delaware VIP Global Value Equity	Delaware VIP Real Estate Securities
Investment Income:
Dividends	$8,960,898	$6,354,696	$909,335
Securities lending income	2,718	69,021	—
Foreign tax withheld	(19,051)	(621,507)	(256)
	8,944,565	5,802,210	909,079

Expenses:
Investment advisory fees	2,630,548	1,716,301	268,335
Distribution expenses — Class II	939,481	612,965	82,820
Accounting and administration expenses	117,161	89,856	39,705
Trustees’ fees and expenses	40,260	44,988	14,059
Audit and tax fees	34,796	33,598	30,660
Reports and statements to shareholders servicing expenses	13,813	25,940	8,177
Dividend disbursing and transfer agent fees and expenses	7,474	24,450	2,185
Custodian fees	6,426	28,232	3,705
Legal fees	6,182	15,389	1,267
Registration fees	7	7	6
Other	11,815	27,392	6,304
	3,807,963	2,619,118	457,223
Less expenses waived	—	—	(49,006)
Total operating expenses	3,807,963	2,619,118	408,217
Net Investment Income (Loss)	5,136,602	3,183,092	500,862
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	49,395,357	2,577,899	2,648,729
Foreign currencies	—	25,693	(5)
Foreign currency exchange contracts	—	(170,907)	(287)
Options written	624,746	—	—
Net realized gain (loss)	50,020,103	2,432,685	2,648,437

Net change in unrealized appreciation (depreciation) on:
Investments	(73,838,077)	(38,176,401)	(12,984,121)
Foreign currencies	—	(29,185)	1
Foreign currency exchange contracts	—	—	(20)
Options written	105,054	—	—
Net change in unrealized appreciation (depreciation)	(73,733,023)	(38,205,586)	(12,984,140)
Net Realized and Unrealized Gain (Loss)	(23,712,920)	(35,772,901)	(10,335,703)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(18,576,318)	$(32,589,809)	$(9,834,841)

See accompanying notes, which are an integral part of the financial statements.

66

Statements of changes in net assets

Ivy Variable Insurance Portfolios

	Delaware Ivy VIP Core Equity		Delaware Ivy VIP Corporate Bond
	Year ended		Year ended
	12/31/22	12/31/21	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$2,335,588	$1,422,057	$13,390,847	$13,574,293
Net realized gain (loss)	57,011,657	131,044,552	(33,707,049)	15,406,467
Net change in unrealized appreciation (depreciation)	(186,851,659)	57,504,604	(81,820,354)	(33,377,861)
Net increase (decrease) in net assets resulting from operations	(127,504,414)	189,971,213	(102,136,556)	(4,397,101)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class II	(132,497,095)	(32,448,455)	(29,175,316)	(44,859,981)

Capital Share Transactions:
Proceeds from shares sold:
Class II	103,729,316	11,448,424	44,249,907	159,640,862

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class II	132,497,095	32,448,455	29,175,316	44,859,981
	236,226,411	43,896,879	73,425,223	204,500,843
Cost of shares redeemed:
Class II	(114,008,874)	(203,035,096)	(118,783,168)	(172,078,010)
Increase (decrease) in net assets derived from capital share transactions	122,217,537	(159,138,217)	(45,357,945)	32,422,833
Net Decrease in Net Assets	(137,783,972)	(1,615,459)	(176,669,817)	(16,834,249)

Net Assets:
Beginning of year	735,059,838	736,675,297	667,977,742	684,811,991
End of year	$597,275,866	$735,059,838	$491,307,925	$667,977,742

See accompanying notes, which are an integral part of the financial statements.

67

Statements of changes in net assets

Ivy Variable Insurance Portfolios

	Delaware Ivy VIP Global Growth		Delaware Ivy VIP Limited-Term Bond
	Year ended		Year ended
	12/31/22	12/31/21	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$474,746	$686,119	$5,268,120	$4,572,157
Net realized gain (loss)	24,008,506	18,651,214	(10,814,903)	2,511,437
Net change in unrealized appreciation (depreciation)	(51,924,826)	6,928,975	(9,987,172)	(9,169,615)
Net increase (decrease) in net assets resulting from operations	(27,441,574)	26,266,308	(15,533,955)	(2,086,021)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class II	(19,702,418)	(7,648,661)	(7,185,516)	(8,512,000)

Capital Share Transactions:
Proceeds from shares sold:
Class II	3,494,999	3,184,819	40,046,133	76,582,643

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class II	19,702,418	7,648,661	7,185,516	8,512,000
	23,197,417	10,833,480	47,231,649	85,094,643
Cost of shares redeemed:
Class II	(18,458,069)	(25,448,721)	(102,816,836)	(113,364,993)
Increase (decrease) in net assets derived from capital share transactions	4,739,348	(14,615,241)	(55,585,187)	(28,270,350)
Net Increase (Decrease) in Net Assets	(42,404,644)	4,002,406	(78,304,658)	(38,868,371)

Net Assets:
Beginning of year	159,672,515	155,670,109	391,105,035	429,973,406
End of year	$117,267,871	$159,672,515	$312,800,377	$391,105,035

See accompanying notes, which are an integral part of the financial statements.

68

	Delaware Ivy VIP Value		Delaware VIP Global Value Equity
	Year ended		Year ended
	12/31/22	12/31/21	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$5,136,602	$4,999,687	$3,183,092	$6,757,953
Net realized gain (loss)	50,020,103	105,775,425	2,432,685	65,870,874
Net change in unrealized appreciation (depreciation)	(73,733,023)	15,520,747	(38,205,586)	(22,867,702)
Net increase (decrease) in net assets resulting from operations	(18,576,318)	126,295,859	(32,589,809)	49,761,125

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class II	(107,862,773)	(8,558,450)	(68,169,217)	(7,041,544)

Capital Share Transactions:
Proceeds from shares sold:
Class II	89,536,158	13,690,753	25,275,803	18,193,437

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class II	107,862,773	8,558,450	68,169,217	7,041,544
	197,398,931	22,249,203	93,445,020	25,234,981
Cost of shares redeemed:
Class II	(86,414,422)	(235,244,706)	(58,341,351)	(88,834,690)
Increase (decrease) in net assets derived from capital share transactions	110,984,509	(212,995,503)	35,103,669	(63,599,709)
Net Decrease in Net Assets	(15,454,582)	(95,258,094)	(65,655,357)	(20,880,128)

Net Assets:
Beginning of year	369,744,243	465,002,337	294,359,777	315,239,905
End of year	$354,289,661	$369,744,243	$228,704,420	$294,359,777

See accompanying notes, which are an integral part of the financial statements.

69

Statements of changes in net assets

Ivy Variable Insurance Portfolios

	Delaware VIP Real Estate Securities
	Year ended
	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$500,862	$260,655
Net realized gain (loss)	2,648,437	4,410,047
Net change in unrealized appreciation (depreciation)	(12,984,140)	8,483,264
Net increase (decrease) in net assets resulting from operations	(9,834,841)	13,153,966

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class II	(4,613,545)	(881,706)

Capital Share Transactions:
Proceeds from shares sold:
Class II	3,868,818	4,942,031

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class II	4,613,545	881,706
	8,482,363	5,823,737
Cost of shares redeemed:
Class II	(7,599,015)	(7,785,920)
Increase (decrease) in net assets derived from capital share transactions	883,348	(1,962,183)
Net Increase (Decrease) in Net Assets	(13,565,038)	10,310,077

Net Assets:
Beginning of year	41,407,446	31,097,369
End of year	$27,842,408	$41,407,446

See accompanying notes, which are an integral part of the financial statements.

70

Financial highlights

Delaware Ivy VIP Core Equity Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$17.69	$14.36	$12.63	$10.80	$12.30

Income (loss) from investment operations:
Net investment income[1]	0.05	0.03	0.06	0.06	0.07
Net realized and unrealized gain (loss)	(3.18)	4.01	2.44	3.10	(0.53)
Total from investment operations	(3.13)	4.04	2.50	3.16	(0.46)

Less dividends and distributions from:
Net investment income	(0.03)	(0.09)	(0.07)	(0.07)	(0.06)
Net realized gain	(3.03)	(0.62)	(0.70)	(1.26)	(0.98)
Total dividends and distributions	(3.06)	(0.71)	(0.77)	(1.33)	(1.04)

Net asset value, end of period	$11.50	$17.69	$14.36	$12.63	$10.80

Total return[2]	(17.33% )	28.94%	21.52%	31.09%	(4.51% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$597,276	$735 [3]	$737 [3]	$723 [3]	$626 [3]
Ratio of expenses to average net assets[4]	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets prior to fees waived[4]	1.01%	0.99%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.36%	0.19%	0.51%	0.53%	0.59%
Ratio of net investment income to average net assets prior to fees waived	0.30%	0.15%	0.46%	0.48%	0.54%
Portfolio turnover	47%	29%	58%	80%	99%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle. Total return during the period shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

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Financial highlights

Delaware Ivy VIP Corporate Bond Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$5.63	$6.05	$5.60	$5.13	$5.35

Income (loss) from investment operations:
Net investment income[1]	0.12	0.11	0.14	0.15	0.14
Net realized and unrealized gain (loss)	(1.00)	(0.17)	0.46	0.47	(0.24)
Total from investment operations	(0.88)	(0.06)	0.60	0.62	(0.10)

Less dividends and distributions from:
Net investment income	(0.12)	(0.12)	(0.15)	(0.15)	(0.11)
Net realized gain	(0.14)	(0.24)	—	—	(0.01)
Total dividends and distributions	(0.26)	(0.36)	(0.15)	(0.15)	(0.12)

Net asset value, end of period	$4.49	$5.63	$6.05	$5.60	$5.13

Total return[2]	(15.86% )	(0.85% )	10.97%	12.18%	(1.90% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$491,308	$668 [3]	$685 [3]	$600 [3]	$544 [3]
Ratio of expenses to average net assets[4]	0.80%	0.76%	0.77%	0.77%	0.77%
Ratio of net investment income to average net assets	2.45%	1.90%	2.34%	2.73%	2.77%
Portfolio turnover	67%	85%	95%	66%	63%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

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Delaware Ivy VIP Global Growth Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20		12/31/19	12/31/18
Net asset value, beginning of period	$4.81	$4.29	$3.58		$8.67	$9.87

Income (loss) from investment operations:
Net investment income[1]	0.01	0.02	—		0.02	0.05
Net realized and unrealized gain (loss)	(0.87)	0.72	0.72		1.45	(0.58)
Total from investment operations	(0.86)	0.74	0.72		1.47	(0.53)

Less dividends and distributions from:
Net investment income	(0.03)	—	(0.01)		(0.06)	(0.05)
Net realized gain	(0.59)	(0.22)	—		(6.50)	(0.62)
Total dividends and distributions	(0.62)	(0.22)	(0.01)		(6.56)	(0.67)

Net asset value, end of period	$3.33	$4.81	$4.29		$3.58	$8.67

Total return[2]	(17.49% )	17.86%	20.58%		25.93%	(6.27% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$117,268	$160 [3]	$156	[3]	$148 [3]	$134 [3]
Ratio of expenses to average net assets[4]	1.13%	1.13%	1.13%		1.13%	1.13%
Ratio of expenses to average net assets prior to fees waived[4]	1.24%	1.18%	1.23%		1.21%	1.18%
Ratio of net investment income to average net assets	0.37%	0.43%	0.06%		0.41%	0.46%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.26%	0.38%	(0.04%	)	0.33%	0.41%
Portfolio turnover	72%	22%	33%		26%	40%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle. Total return during the period shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

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Financial highlights

Delaware Ivy VIP Limited-Term Bond Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$4.89	$5.01	$4.95	$4.84	$4.88

Income (loss) from investment operations:
Net investment income[1]	0.07	0.05	0.08	0.09	0.09
Net realized and unrealized gain (loss)	(0.28)	(0.07)	0.12	0.11	(0.05)
Total from investment operations	(0.21)	(0.02)	0.20	0.20	0.04

Less dividends and distributions from:
Net investment income	(0.06)	(0.08)	(0.14)	(0.09)	(0.08)
Net realized gain	(0.04)	(0.02)	—	—	—
Total dividends and distributions	(0.10)	(0.10)	(0.14)	(0.09)	(0.08)

Net asset value, end of period	$4.58	$4.89	$5.01	$4.95	$4.84

Total return[2]	(4.20% )	(0.49%)	4.14%	4.23%	0.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$312,800	$391 [3]	$430 [3]	$453 [3]	$542 [3]
Ratio of expenses to average net assets[4]	0.82%	0.79%	0.81%	0.79%	0.79%
Ratio of net investment income to average net assets	1.56%	1.05%	1.60%	1.89%	1.91%
Portfolio turnover	144%	48%	74%	54%	53%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

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Delaware Ivy VIP Value Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$8.24	$6.40	$6.72	$5.69	$6.44

Income (loss) from investment operations:
Net investment income[1]	0.09	0.08	0.09	0.11	0.07
Net realized and unrealized gain (loss)	(0.51)	1.90	(0.05)	1.32	(0.51)
Total from investment operations	(0.42)	1.98	0.04	1.43	(0.44)

Less dividends and distributions from:
Net investment income	(0.10)	(0.14)	(0.12)	(0.05)	(0.12)
Net realized gain	(2.16)	—	(0.24)	(0.35)	(0.19)
Total dividends and distributions	(2.26)	(0.14)	(0.36)	(0.40)	(0.31)

Net asset value, end of period	$5.56	$8.24	$6.40	$6.72	$5.69

Total return[2]	(4.90% )	31.18%	1.98%	26.33%	(7.24% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$354,290	$370 [3]	$465 [3]	$511 [3]	$446 [3]
Ratio of expenses to average net assets[4]	1.01%	1.00%	1.01%	1.00%	1.00%
Ratio of net investment income to average net assets	1.37%	1.11%	1.57%	1.81%	1.09%
Portfolio turnover	72%	41%	63%	62%	56%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

75

Financial highlights

Delaware VIP Global Value Equity Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$6.89	$6.02	$6.01	$6.89	$8.58

Income (loss) from investment operations:
Net investment income[1]	0.06	0.14	0.12	0.16	0.16
Net realized and unrealized gain (loss)	(0.85)	0.87	0.03	1.17	(1.07)
Total from investment operations	(0.79)	1.01	0.15	1.33	(0.91)

Less dividends and distributions from:
Net investment income	(0.23)	(0.14)	(0.14)	(0.22)	(0.14)
Net realized gain	(1.46)	—	—	(1.99)	(0.64)
Total dividends and distributions	(1.69)	(0.14)	(0.14)	(2.21)	(0.78)

Net asset value, end of period	$4.41	$6.89	$6.02	$6.01	$6.89

Total return[2]	(11.32% )	16.97%	3.15%	23.15%	(11.68% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$228,704	$294 [3]	$315 [3]	$297 [3]	$284 [3]
Ratio of expenses to average net assets[4]	1.07%	1.01%	1.03%	1.02%	1.01%
Ratio of net investment income to average net assets	1.30%	2.14%	2.19%	2.52%	2.01%
Portfolio turnover	47%	109%	73%	39%	93%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

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Delaware VIP Real Estate Securities Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$9.77	$6.97	$8.05	$6.60	$7.64

Income (loss) from investment operations:
Net investment income[1]	0.11	0.06	0.07	0.17	0.10
Net realized and unrealized gain (loss)	(2.44)	2.95	(0.46)	1.43	(0.54)
Total from investment operations	(2.33)	3.01	(0.39)	1.60	(0.44)

Less dividends and distributions from:
Net investment income	(0.07)	(0.08)	(0.12)	(0.12)	(0.11)
Net realized gain	(1.07)	(0.13)	(0.57)	(0.03)	(0.49)
Total dividends and distributions	(1.14)	(0.21)	(0.69)	(0.15)	(0.60)

Net asset value, end of period	$6.30	$9.77	$6.97	$8.05	$6.60

Total return[2]	(24.87% )	43.68%	(3.13% )	24.43%	(5.57% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$27,842	$41 [3]	$31 [3]	$35 [3]	$34 [3]
Ratio of expenses to average net assets[4]	1.23%	1.21%	1.37%	1.26%	1.24%
Ratio of expenses to average net assets prior to fees waived[4]	1.38%	1.30%	1.46%	1.35%	1.33%
Ratio of net investment income to average net assets	1.51%	0.71%	1.06%	1.36%	1.45%
Ratio of net investment income to average net assets prior to fees waived	1.36%	0.62%	0.97%	1.27%	1.36%
Portfolio turnover	59%	57%	72%	54%	71%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle. Total return during the period shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

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Notes to financial statements

Ivy Variable Insurance Portfolios

December 31, 2022

Ivy Variable Insurance Portfolios (Trust) is organized as a Delaware statutory trust and offers 26 portfolios. These financial statements and the related notes pertain to 7 portfolios: Delaware Ivy VIP Core Equity, Delaware Ivy VIP Corporate Bond, Delaware Ivy VIP Global Growth, Delaware Ivy VIP Limited-Term Bond, Delaware Ivy VIP Value, Delaware VIP Global Value Equity (formerly, Delaware Ivy VIP Global Equity Income), and Delaware VIP Real Estate Securities (formerly Delaware Ivy VIP Securian Real Estate Securities), (each, a Portfolio and collectively, the Portfolios). The Trust is an open-end investment company. Each of the Portfolios are diversified as defined in the Investment Company Act of 1940, as amended (1940 Act).

Each Portfolio offers Class II shares. The Class II shares carry a distribution and service (12b-1) fee. The shares of the Portfolios are sold only to variable life insurance separate accounts and variable annuity separate accounts.

1. Significant Accounting Policies

Each Portfolio follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Portfolios.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and the ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by each Portfolio's valuation designee, Delaware Management Company (DMC). Subject to the oversight of each Trust's Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Portfolio evaluates tax positions taken or expected to be taken in the course of preparing each Portfolio's tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Portfolio's tax positions taken or expected to be taken on each Portfolio's federal income tax returns through the year ended December 31, 2022, and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in each Portfolio's financial statements. In regard to foreign taxes only, each Portfolio has open tax years in certain foreign countries in which it invests in that may date back to the inception of each Portfolio. If applicable, each Portfolio recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended December 31, 2022, the Portfolios did not incur any interest or tax penalties.

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Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Portfolios generally bifurcate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized gain (loss) on investments.” The Portfolios report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Derivative Financial Instruments — The Portfolios may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/ or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Portfolios must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Portfolios' successful use of a derivative financial instrument depends on the investment adviser's ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Portfolios can realize on an investment and/or may result in lower distributions paid to shareholders. The Portfolios' investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

Segregation and Collateralizations — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Portfolios may deliver or receive collateral in connection with certain investments (e.g., futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged/received to cover obligations of the Portfolios under derivative contracts, if any, will be reported separately on the "Statements of assets and liabilities" as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the "Schedules of investments."

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Portfolio are charged directly to that Portfolio. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Portfolio invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Portfolios are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Portfolios' understanding of the applicable country’s tax rules and rates. Each Portfolio may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Portfolios declare and pay dividends from net investment income

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Notes to financial statements

Ivy Variable Insurance Portfolios

1. Significant Accounting Policies (continued)

and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Portfolios may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Portfolio pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly, based on each Portfolio's average daily net assets as follows:

Portfolio	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy VIP Core Equity	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion.

Delaware Ivy VIP Corporate Bond	0.475% of net assets up to $1 billion;
0.450% of net assets over $1 billion and up to $1.5 billion;
0.40% of net assets over $1.5 billion.

Delaware Ivy VIP Global Growth	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion.

Delaware Ivy VIP Limited-Term Bond	0.50% of net assets up to $500 million;
0.45% of net assets over $500 million and up to $1 billion;
0.40% of net assets over $1 billion and up to $1.5 billion;
0.35% of net assets over $1.5 billion.

Delaware Ivy VIP Value	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion.

Delaware VIP Global Value Equity	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion.

Delaware VIP Real Estate Securities	0.90% of net assets up to $1 billion;
0.87% of net assets over $1 billion and up to $2 billion;
0.84% of net assets over $2 billion and up to $3 billion;
0.80% of net assets over $3 billion.

DMC has entered into sub-advisory agreements with the following entities on behalf of the Portfolios:

Prior to July 29, 2022, under an agreement between DMC and Securian Asset Management, Inc. (Securian AM), Securian AM served as sub-adviser to Delaware VIP Real Estate Securities. The sub-adviser made investment decisions in accordance with the Portfolio’s investment objectives, policies and restrictions under the supervision of DMC and the oversight of the Board. DMC paid all applicable costs of the sub-adviser. Following July 29, 2022, under agreements between DMC and each of Macquarie Funds Management Hong Kong Limited (MFMHKL), Macquarie Investment Management Europe Limited (MIMEL) and Macquarie Investment Management Global Limited (MIMGL), each of MFMHKL, MIMEL and MIMGL serves as sub-advisor to Delaware VIP Real Estate Securities, and along with DMC, are responsible for

80

its day to day management. In addition, each of the Portfolios may use MIMGL and MFMHKL to execute Portfolio security trades. For their services, each of MFMHKL, MIMEL and MIMGL receive a sub-advisory fee from DMC.

Each of Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), MIMEL, MIMGL, and MFMHKL is an affiliate of DMC and is a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited.

With respect to Delaware Ivy VIP Core Equity, Delaware Ivy VIP Global Growth, and Delaware VIP Global Value Equity, DMC has principal responsibility for the portfolio and may utilize MIMGL and MFMHKL to execute Portfolio security trades on behalf of DMC.

With respect to Delaware Ivy VIP Corporate Bond and Delaware Ivy VIP Limited-Term Bond, DMC may seek investment advice and recommendations from MIMAK, MIMEL, and MIMGL and may permit each to exercise investment discretion in certain markets where DMC believes it will be beneficial to utilize the specialized market knowledge of each of MIMAK, MIMEL, and/or MIMGL.

Pursuant to the terms of the relevant sub-advisory agreement, an investment sub-advisory fee is paid by DMC to each Affiliated Sub-Advisor.

Prior to January 18, 2022 (for Delaware Ivy VIP Core Equity, Delaware Ivy VIP Global Growth, Delaware Ivy VIP Value and Delaware VIP Global Value Equity), January 31, 2022 (for Delaware Ivy VIP Corporate Bond and Delaware Ivy VIP Limited-Term Bond) and February 28, 2022 (for Delaware VIP Real Estate Securities), the Portfolios had an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), doing business as WI Services Company (WISC). Under the agreement, WISC acted as the agent in providing bookkeeping and accounting services and assistance to each Portfolio, including maintenance of Portfolio records, pricing of Portfolio shares and preparation of certain shareholder reports. For these services, each Portfolio paid WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	Annual Fee Rate
$0 to $10M	$0
$10 to $25M	11,496
$25 to $50M	23,100
$50 to $100M	35,496
$100 to $200M	48,396
$200 to $350M	63,204
$350 to $550M	82,500
$550 to $750M	96,300
$750 to $1,000M	121,596
Over $1,000M	148,500

In addition, each Portfolio paid WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee was voluntarily waived by WISC until each Portfolio’s net assets were at least $10 million and is included in “Accounting and administration expenses” on the "Statements of operations.”

Effective January 18, 2022 (for Delaware Ivy VIP Core Equity, Delaware Ivy VIP Global Growth, Delaware Ivy VIP Value and Delaware VIP Global Value Equity), January 31, 2022 (for Delaware Ivy VIP Corporate Bond and Delaware Ivy VIP Limited-Term Bond) and February 28, 2022 (for Delaware VIP Real Estate Securities), Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Portfolio. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” From the effective dates mentioned above to December 31, 2022, each Portfolio paid for these services as follows:

Portfolio	Fees
Delaware Ivy VIP Core Equity	$18,272
Delaware Ivy VIP Corporate Bond	20,428

81

Notes to financial statements

Ivy Variable Insurance Portfolios

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Portfolio	Fees
Delaware Ivy VIP Global Growth	$6,828
Delaware Ivy VIP Limited-Term Bond	15,356
Delaware Ivy VIP Value	11,976
Delaware VIP Global Value Equity	9,881
Delaware VIP Real Estate Securities	3,591

Prior to June 27, 2022, under a Transfer Agency Agreement between the Trust and WISC, each Portfolio reimbursed WISC for certain out-of-pocket costs. Effective June 27, 2022, DIFSC is also the transfer agent and dividend disbursing agent of the Portfolios. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Portfolios’ average daily net assets. This amount is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” From June 27, 2022 through December 31, 2022, each Portfolio paid for these services as follows:

Portfolio	Fees
Delaware Ivy VIP Core Equity	$19,455
Delaware Ivy VIP Corporate Bond	15,914
Delaware Ivy VIP Global Growth	3,682
Delaware Ivy VIP Limited-Term Bond	10,014
Delaware Ivy VIP Value	11,435
Delaware VIP Global Value Equity	7,214
Delaware VIP Real Estate Securities	949

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), effective June 27, 2022, BNYMIS provides certain sub-transfer agency services to each Portfolio. Sub-transfer agency fees are paid by each Portfolio and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, each Portfolio pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25% of the average daily net assets of the Class II shares. The fees are calculated daily and paid monthly.

From January 1, 2022, (except as noted below) DMC (through April 29, 2023) and WRSCO (until June 27, 2022) have contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) as follows:

Portfolio	Operating expense limitation as a percentage of average daily net assets Class II Shares
Delaware Ivy VIP Core Equity	0.95%
Delaware Ivy VIP Global Growth	1.13%
Delaware VIP Real Estate Securities[1]	1.21%

[1]	Effective April 29, 2022. Prior to April 29, 2022, the Portfolio’s investment management fee is being reduced by 0.09% of average daily net assets.

As provided in the investment management agreement, each Portfolio bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to each Portfolio. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended December 31, 2022, each Portfolio paid for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

82

Portfolio	Fees
Delaware Ivy VIP Core Equity	$19,469
Delaware Ivy VIP Corporate Bond	16,371
Delaware Ivy VIP Global Growth	3,844
Delaware Ivy VIP Limited-Term Bond	9,990
Delaware Ivy VIP Value	11,141
Delaware VIP Global Value Equity	19,350
Delaware VIP Real Estate Securities	27,231

Trustees’ fees include expenses accrued by each Portfolio for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Portfolios.

In addition to the management fees and other expenses of a Portfolio, a Portfolio indirectly bears the investment management fees and other expenses of any Underlying Funds including ETFs in which it invests. The amount of these fees and expenses incurred indirectly by a Portfolio will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

Cross trades for the year ended December 31, 2022, were executed by the Portfolios pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews a report related to the Portfolios' compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended December 31, 2022, the following Portfolios engaged in Rule 17a-7 securities purchases and securities sales, which resulted in net gains or losses as follows:

	Purchases	Sales	Net realized gain (loss)
Delaware Ivy VIP Global Growth	$—	$1,126,527	$225,645

3. Investments

For the year ended December 31, 2022, each Portfolio made purchases and sales of investment securities other than short-term investments as follows:

Portfolio	Purchases other than US government securities	Purchases of US government securities	Sales other than US government securities	Sales of US government securities
Delaware Ivy VIP Core Equity	$292,612,939	$—	$313,779,660	$—
Delaware Ivy VIP Corporate Bond	331,280,868	27,376,931	412,824,151	25,578,414
Delaware Ivy VIP Global Growth	91,042,582	—	104,455,839	—
Delaware Ivy VIP Limited-Term Bond	112,523,462	365,122,709	147,944,870	389,670,370
Delaware Ivy VIP Value	265,716,406	—	261,623,242	—
Delaware VIP Global Value Equity	114,719,170	—	143,580,561	—
Delaware VIP Real Estate Securities	19,569,664	—	23,227,519	—

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Portfolio were as follows:

83

Notes to financial statements

Ivy Variable Insurance Portfolios

3. Investments (continued)

Portfolio	Cost of investments and derivatives	Aggregate unrealized appreciation of investments and derivatives	Aggregate unrealized depreciation of investments and derivatives	Net unrealized appreciation (depreciation) of investments and derivatives
Delaware Ivy VIP Core Equity	$522,768,870	$95,755,353	$(20,475,575)	$75,279,778
Delaware Ivy VIP Corporate Bond	559,055,836	2,325,773	(73,345,892)	(71,020,119)
Delaware Ivy VIP Global Growth	109,206,929	19,506,586	(10,529,966)	8,976,620
Delaware Ivy VIP Limited-Term Bond	321,892,097	506,695	(10,842,378)	(10,335,683)
Delaware Ivy VIP Value	341,981,816	46,570,592	(34,349,913)	12,220,679
Delaware VIP Global Value Equity	265,015,775	9,781,647	(36,688,478)	(26,906,831)
Delaware VIP Real Estate Securities	31,653,374	399,740	(4,339,730)	(3,939,990)

US GAAP defines fair value as the price that each Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Portfolio's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 -	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 -	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 -	Significant unobservable inputs, including each Portfolio's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

84

The following tables summarize the valuation of each Portfolio's investments by fair value hierarchy levels as of December 31, 2022:

Delaware Ivy VIP Core Equity
Level 1
Securities
Assets:
Common Stocks	$577,684,181
Short-Term Investments	20,364,467
Total Value of Securities	$598,048,648

	Delaware Ivy VIP Corporate Bond
	Level 1	Level 2	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$—	$—
Convertible Bonds	—	1,152,011	1,152,011
Corporate Bonds	—	447,454,134	447,454,134
Municipal Bonds	—	4,218,921	4,218,921
Non-Agency Asset-Backed Securities	—	5,854,931	5,854,931
Sovereign Bonds	—	2,404,077	2,404,077
US Treasury Obligation	—	2,015,215	2,015,215
Short-Term Investments	24,309,128	—	24,309,128
Securities Lending Collateral	627,300	—	627,300
Total Value of Securities	$24,936,428	$463,099,289	$488,035,717

Delaware Ivy VIP Global Growth
Level 1
Securities
Assets:
Common Stocks	$116,301,431
Short-Term Investments	848,739
Securities Lending Collateral	1,033,379
Total Value of Securities	$118,183,549

	Delaware Ivy VIP Limited-Term Bond
	Level 1	Level 2	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$509,112	$509,112
Agency Commercial Mortgage-Backed Securities	—	34,543,251	34,543,251
Agency Mortgage-Backed Security	—	218,363	218,363
Collateralized Debt Obligations	—	22,086,605	22,086,605
Corporate Bonds	—	172,518,784	172,518,784
Non-Agency Asset-Backed Securities	—	14,220,874	14,220,874
Supranational Banks	—	494,380	494,380

85

Notes to financial statements

Ivy Variable Insurance Portfolios

3. Investments (continued)

	Delaware Ivy VIP Limited-Term Bond
	Level 1	Level 2	Total
US Treasury Obligations	$—	$64,402,218	$64,402,218
Securities Lending Collateral	2,533,450	—	2,533,450
Total Value of Securities	$2,533,450	$308,993,587	$311,527,037

Derivatives[1]
Assets:
Futures Contracts	$29,629	$—	$29,629
Liabilities:
Futures Contracts	$(252)	$—	$(252)

[1]	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

Delaware Ivy VIP Value
Level 1
Securities
Assets:
Common Stocks	$342,628,267
Short-Term Investments	11,600,129
Total Value of Securities Before Options Written	$354,228,396
Liabilities:
Options Written	$(25,901)

Delaware VIP Global Value Equity
Level 1
Securities
Assets:
Common Stocks	$225,812,853
Exchange-Traded Fund	1,985,071
Short-Term Investments	428,410
Securities Lending Collateral	9,882,610
Total Value of Securities	$238,108,944

	Delaware VIP Real Estate Securities
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks	$26,971,543	$—	$26,971,543
Short-Term Investments	741,860	—	741,860
Total Value of Securities	$27,713,403	$—	$27,713,403

86

	Delaware VIP Real Estate Securities
	Level 1	Level 2	Total
Derivatives[1]
Assets:
Foreign Currency Exchange Contracts	$—	$(20)	$(20)

1 Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended December 31, 2022, there were no transfers into or out of Level 3 investments that had a significant impact to each Portfolio. Each Portfolio’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when a Portfolio has a significant amount of Level 3 investments at the beginning or end of the period in relation to each Portfolio's net assets. During the year ended December 31, 2022, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:

	Ordinary income	Long-term capital gains	Total
Year ended December 31, 2022:
Delaware Ivy VIP Core Equity	$19,922,101	$112,574,994	$132,497,095
Delaware Ivy VIP Corporate Bond	18,101,806	11,073,510	29,175,316
Delaware Ivy VIP Global Growth	2,435,130	17,267,288	19,702,418
Delaware Ivy VIP Limited-Term Bond	5,071,490	2,114,026	7,185,516
Delaware Ivy VIP Value	37,082,297	70,780,476	107,862,773
Delaware VIP Global Value Equity	21,825,404	46,343,813	68,169,217
Delaware VIP Real Estate Securities	2,101,458	2,512,087	4,613,545

Year ended December 31, 2021:
Delaware Ivy VIP Core Equity	4,049	28,399	32,448
Delaware Ivy VIP Corporate Bond	32,013	12,847	44,860
Delaware Ivy VIP Global Growth	89	7,560	7,649
Delaware Ivy VIP Limited-Term Bond	8,512	—	8,512
Delaware Ivy VIP Value	8,558	—	8,558
Delaware VIP Global Value Equity	7,042	—	7,042
Delaware VIP Real Estate Securities	329	553	882

87

Notes to financial statements

Ivy Variable Insurance Portfolios

5. Components of Net Assets on a Tax Basis

As of December 31, 2022, the components of net assets on a tax basis were as follows:

	Delaware Ivy VIP Core Equity	Delaware Ivy VIP Corporate Bond	Delaware Ivy VIP Global Growth
Shares of beneficial interest	$462,064,387	$582,864,567	$83,849,874
Undistributed ordinary income	2,255,334	13,223,347	78,885
Undistributed long-term capital gains	57,751,879	—	24,558,987
Capital loss carry forwards	—	(33,707,576)	—
Deferred directors fees	(75,513)	(52,293)	(34,672)
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	75,279,779	(71,020,120)	8,814,797
Net assets	$597,275,866	$491,307,925	$117,267,871

	Delaware Ivy VIP Limited-Term Bond	Delaware Ivy VIP Value	Delaware VIP Global Value Equity
Shares of beneficial interest	$328,800,653	$286,844,675	$249,935,805
Undistributed ordinary income	5,216,736	8,277,768	3,810,692
Undistributed long-term capital gains	—	46,986,940	1,900,182
Capital loss carryforwards	(10,870,955)	—	—
Unamortized organizational costs	(1,191)	—	—
Deferred directors fees	(9,183)	(40,400)	(26,464)
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	(10,335,683)	12,220,678	(26,915,795)
Net assets	$312,800,377	$354,289,661	$228,704,420

	Delaware VIP Real Estate Securities
Shares of beneficial interest	$28,631,128
Undistributed ordinary income	554,395
Undistributed long-term capital gains	2,601,329
Deferred directors fees	(4,454)
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	(3,939,990)
Net assets	$27,842,408

Differences between components of net assets unrealized and tax cost unrealized may arise due to certain foreign currency transactions, foreign capital gains taxes, and amortization of callable bond premiums in accordance with ASU 2017-08.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on foreign currency exchange contracts, tax treatment of passive foreign investment companies (PFICS), mark-to-market on futures, and tax deferral on straddle losses.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2022, the Portfolios had no reclassifications.

At December 31, 2022, capital loss carryforwards available to offset future realized capital gains are as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Delaware Ivy VIP Corporate Bond	$17,768,478	$15,939,098	$33,707,576
Delaware Ivy VIP Limited-Term Bond	5,905,522	4,965,433	10,870,955

88

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Ivy VIP Core Equity		Delaware Ivy VIP Corporate Bond		Delaware VIP Global Value Equity
	Year ended		Year ended		Year ended
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21

Shares sold:
Class II	7,334,597	725,598	9,529,153	27,486,227	5,661,424	2,753,932

Shares issued upon reinvestment of dividends and distributions:
Class II	11,746,196	2,139,397	6,328,702	8,183,440	15,493,004	1,077,479
	19,080,793	2,864,995	15,857,855	35,669,667	21,154,428	3,831,411

Shares redeemed:
Class II	(8,696,962)	(12,603,405)	(24,951,447)	(30,213,037)	(12,011,799)	(13,470,189)
Net increase (decrease)	10,383,831	(9,738,410)	(9,093,592)	5,456,630	9,142,629	(9,638,778)

	Delaware Ivy VIP Global Growth		Delaware Ivy VIP Limited-Term Bond		Delaware VIP Real Estate Securities
	Year ended		Year ended		Year ended
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Shares sold:
Class II	956,613	697,690	8,694,870	15,426,726	511,994	599,493

Shares issued upon reinvestment of dividends and distributions:
Class II	6,062,282	1,757,384	1,555,307	1,730,961	660,966	112,146
	7,018,895	2,455,074	10,250,177	17,157,687	1,172,960	711,639

Shares redeemed:
Class II	(4,999,033)	(5,540,553)	(22,012,355)	(23,001,819)	(995,485)	(932,336)
Net increase	2,019,862	(3,085,479)	(11,762,178)	(5,844,132)	177,475	(220,697)

	Delaware Ivy VIP Value
	Year ended
	12/31/22	12/31/21
Shares sold:
Class II	13,056,901	1,830,507

Shares issued upon reinvestment of dividends and distributions:
Class II	19,434,734	1,136,610
	32,491,635	2,967,117

Shares redeemed:
Class II	(13,697,429)	(30,759,047)
Net increase (decrease)	18,794,206	(27,791,930)

89

Notes to financial statements

Ivy Variable Insurance Portfolios

7. Line of Credit

Each Portfolio, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, each Portfolio, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 30, 2023.

Each Portfolio had no amounts outstanding as of December 31, 2022, or at any time during the year then ended.

8. Interfund Lending Program

Pursuant to an exemptive order issued by the SEC (Order), the Ivy Funds and Ivy Variable Insurance Portfolios (collectively, the Funds only for purposes of this Note 8) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each, an Interfund Loan), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. This program is in existence but is not currently in use. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended December 31, 2022.

9. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Portfolio may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Portfolio may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Portfolio may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Portfolio may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Portfolio's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover each Portfolio's exposure to the counterparty. Open foreign currency exchange contracts, if any, are disclosed on the "Schedules of investments."

During the year ended December 31, 2022, Delaware Ivy VIP Global Growth and Delaware VIP Real Estate Securities used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions and Delaware VIP Global Value Equity used foreign currency exchange contracts to fix the US dollar value of a security between trade date and settlement date.

90

During the year ended December 31, 2022, Delaware Ivy VIP Global Growth and Delaware VIP Global Value Equity experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statements of operations.”

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Portfolios may use futures in the normal course of pursuing its investment objective. The Portfolios may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing interest rates or market condition. Upon entering into a futures contract, the Portfolios deposit cash or pledge US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Portfolios because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Delaware Ivy VIP Limited-Term Bond posted $198,256 cash collateral as margin for open futures contracts, which is included in “Cash collateral due from broker on futures contracts” on the “Statements of assets and liabilities.” Open futures contracts, if any, are disclosed on the "Schedules of investments."

During the year ended December 31, 2022, Delaware Ivy VIP Limited-Term Bond invested in futures contracts to hedge the Portfolio’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

During the year ended December 31, 2022, Delaware Ivy Limited-Term Bond experienced net realized and unrealized gains or losses attributable to futures contracts, which are disclosed on the “Statements of operations.”

Options Contracts — During the year ended December 31, 2022, Delaware Ivy VIP Corporate Bond and Delaware Ivy VIP Value entered into options contracts in the normal course of pursuing its investment objective. The Portfolio may buy or write options contracts for any number of reasons, including without limitation: to manage each exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Portfolio's overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Portfolio may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Portfolio buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Portfolio writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Portfolio is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. Delaware Ivy VIP Value pledged securities collateral valued at $21,381 as collateral for open options contracts. Open options contracts, if any, are disclosed on the "Schedules of investments."

During the year ended December 31, 2022, Delaware Ivy Corporate Bond and Delaware Ivy VIP Value used options contracts to receive premiums for writing options. Delaware Ivy Corporate Bond also used options contracts to manage the Portfolio's exposure to changes in securities prices caused by interest rates or market conditions and selling put options to purchase the underlying security for the Portfolio at a price lower than the current market value of the security.

During the year ended December 31, 2022, Delaware Ivy Corporate Bond and Delaware Ivy VIP Value experienced net realized and unrealized gains or losses attributable to options contracts, which are disclosed on the "Statements of operations."

Swap Contracts — Each Portfolio may enter into CDS contracts in the normal course of pursuing its investment objective. Each Portfolio may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. Swap agreements are bilaterally negotiated agreements between a Portfolio and counterparty to exchange or swap investment cash flows,

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Notes to financial statements

Ivy Variable Insurance Portfolios

9. Derivatives (continued)

assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (OTC swaps). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (centrally cleared swaps).

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Portfolio in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2022, Delaware Ivy VIP Limited-Term Bond entered into CDS contracts as a seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended December 31, 2022, Delaware Ivy Limited-Term Bond did not enter into any CDS contracts as a purchaser of protection.

CDS contracts may involve greater risks than if the Portfolio had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Portfolio’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty. No CDS contracts were outstanding at December 31, 2022.

During the year ended December 31, 2022, Delaware Ivy VIP Limited-Term Bond used CDS contracts to hedge against credit events.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Portfolio terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedules of investments.” The table below summarizes the average quarterly balance of derivative holdings by certain Portfolio during the year ended December 31, 2022:

	Long Derivative Volume
	Delaware Ivy VIP Corporate Bond	Delaware Ivy VIP Global Growth
Foreign currency exchange contracts (average notional value)	$—	$112,958
Options contracts (average notional value)*	1,750	—

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	Long Derivative Volume
	Delaware Ivy VIP Limited-Term Bond	Delaware VIP Global Value Equity
Foreign currency exchange contracts (average notional value)	$—	$337,425
Futures contracts (average notional value)	27,580,241	—

	Short Derivative Volume
	Delaware Ivy VIP Corporate Bond	Delaware Ivy VIP Global Growth
Foreign currency exchange contracts (average notional value)	$—	$2,393,914
Options contracts (average notional value)*	1,749	—

	Short Derivative Volume
	Delaware Ivy VIP Limited-Term Bond	Delaware Ivy VIP Value	Delaware VIP Global Value Equity
Foreign currency exchange contracts (average notional value)	$—	$—	$105,915
Futures contracts (average notional value)	5,422,739	—	—
Options contracts (average notional value)*	—	137,352	—
CDS contracts (average notional value)**	13,534	—	—

Short Derivative Volume
Delaware VIP Real Estate Securities
Foreign currency exchange contracts (average notional value)	$5,065

* Long represents purchased options and short represents written options.

** Long represents buying protection and short represents selling protection.

10. Offsetting

Each Portfolio entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help each Portfolio mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between each Portfolio and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, each Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

Securities lending transactions are entered into by the Portfolios under master securities lending agreements (each, an MSLA) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Portfolios, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Portfolios can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral (see also Note 11).

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Notes to financial statements

Ivy Variable Insurance Portfolios

10. Offsetting (continued)

As of December 31, 2022, the following table is a summary of the Portfolios' securities lending agreements by counterparty which are subject to offset under an MSLA:

Delaware Ivy VIP Core Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received	Fair Value of Non-Cash Collateral Received	Net Collateral Received(a)	Net Exposure(b)
Bank of New York Mellon	$3,782,830	$—	$(3,782,830)	$(3,782,830)	$—

Delaware Ivy VIP Corporate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received	Fair Value of Non-Cash Collateral Received	Net Collateral Received(a)	Net Exposure(b)
Bank of New York Mellon	$14,680,075	$(202,831)	$(14,477,244)	$(14,680,075)	$—

Delaware Ivy VIP Global Growth
Counterparty	Securities Loaned at Value	Cash Collateral Received	Fair Value of Non-Cash Collateral Received	Net Collateral Received(a)	Net Exposure(b)
Bank of New York Mellon	$975,442	$(975,442)	$—	$(975,442)	$—

Delaware Ivy VIP Limited-Term Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received	Fair Value of Non-Cash Collateral Received	Net Collateral Received(a)	Net Exposure(b)
Bank of New York Mellon	$4,253,945	$(2,343,399)	$(1,910,546)	$(4,253,945)	$—

Delaware Ivy VIP Value
Counterparty	Securities Loaned at Value	Cash Collateral Received	Fair Value of Non-Cash Collateral Received	Net Collateral Received(a)	Net Exposure(b)
Bank of New York Mellon	$6,092,738	$—	$(6,092,738)	$(6,092,738)	$—

Delaware VIP Global Value Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received	Fair Value of Non-Cash Collateral Received	Net Collateral Received(a)	Net Exposure(b)
Bank of New York Mellon	$16,781,037	$(9,229,270)	$(7,551,767)	$(16,781,037)	$—

(a) The value of the related collateral exceeded the value of the derivatives and securities lending transactions as of December 31, 2022, as applicable.

(b) Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

11. Securities Lending

Each Portfolio, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the

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required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each Portfolio of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Portfolio. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. Each Portfolio can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Portfolio or, at the discretion of the lending agent, replace the loaned securities. Each Portfolio continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Portfolio, the security lending agent, and the borrower. Each Portfolio records security lending income net of allocations to the security lending agent and the borrower.

Each Portfolio may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Portfolio's cash collateral account may be less than the amount each Portfolio would be required to return to the borrowers of the securities and each Portfolio would be required to make up for this shortfall.

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Notes to financial statements

Ivy Variable Insurance Portfolios

11. Securities Lending (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2022:

Securities Lending Transactions	Overnight and continuous	Under 30 days	Between 30 & 90 days	Over 90 Days	Total
Delaware Ivy VIP Corporate Bond Money market mutual fund	$627,300	$—	$—	$—	$627,300
Delaware Ivy VIP Global Growth Money market mutual fund	1,033,379	—	—	—	1,033,379
Delaware Ivy VIP Limited-Term Bond Money market mutual fund	2,533,450	—	—	—	2,533,450
Delaware VIP Global Value Equity Money market mutual fund	9,882,610	—	—	—	9,882,610

The following is a summary of each Portfolio’s securities lending positions and related cash and non-cash collateral received as of December 31, 2022:

	Values of securities on loan	Values of non- cash collateral	Values of invested collateral	Total
Delaware Ivy VIP Core Equity	$3,782,830	$3,903,410	$—	$3,903,410
Delaware Ivy VIP Corporate Bond	14,680,075	14,477,244	627,300	15,104,544
Delaware Ivy VIP Global Growth	975,442	—	1,033,379	1,033,379
Delaware Ivy VIP Limited-Term Bond	4,253,945	1,910,546	2,533,450	4,443,996
Delaware Ivy VIP Value	6,092,738	6,274,773	—	6,274,773
Delaware VIP Global Value Equity	16,781,037	7,551,767	9,882,610	17,434,377

Investments purchased with cash collateral are presented on the “Schedules of investments” under the caption “Securities Lending Collateral.”

12. Credit and Market Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Portfolio invests will cause the NAV of the Portfolio to fluctuate.

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Some countries in which the Portfolios may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolios.

Certain Portfolios invest a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Certain Portfolios invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a Portfolios' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Certain Portfolios invest in bank loans and other securities that may subject them to direct indebtedness risk, the risk that the Portfolios will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Portfolio more protection than unsecured loans in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments that obligate the Portfolio to pay additional cash on a certain date or on demand. These commitments may require each Portfolio to increase its investment in a company at a time when the Portfolio might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Portfolio is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Portfolio may pay an assignment fee. On an ongoing basis, the Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Portfolio may be required to rely upon another lending institution to collect and pass on to the Portfolio amounts payable with respect to the loan and to enforce the Portfolio's rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Portfolio from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Portfolio.

Certain Portfolios invest in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

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Notes to financial statements

Ivy Variable Insurance Portfolios

12. Credit and Market Risk (continued)

Certain Portfolios may invest in REITs and are subject to the risks associated with that industry. If a Portfolio holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2022. The Portfolios' REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Portfolios also invest in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Portfolios will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.

Each Portfolio may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Portfolios' limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolios' 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.”

13. Contractual Obligations

Each Portfolio enters into contracts in the normal course of business that contain a variety of indemnifications. Each Portfolio's maximum exposure under these arrangements is unknown. However, each Portfolio has not had prior claims or losses pursuant to these contracts. Management has reviewed each Portfolio's existing contracts and expects the risk of loss to be remote.

14. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, FASB issued ASU 2022-06 to defer the sunset date of Accounting Standards Codification Topic 848 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating ASU 2020-04 and ASU 2022-06, but does not believe there will be a material impact.

15. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in the Portfolios' financial statements.

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Report of independent
registered public accounting firm

To the Board of Trustees of Ivy Variable Insurance Portfolios and Shareholders of Delaware Ivy VIP Core Equity, Delaware Ivy VIP Corporate Bond, Delaware Ivy VIP Global Growth, Delaware Ivy VIP Limited-Term Bond, Delaware Ivy VIP Value, Delaware VIP Global Value Equity and Delaware VIP Real Estate Securities

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Ivy VIP Core Equity, Delaware Ivy VIP Corporate Bond, Delaware Ivy VIP Global Growth, Delaware Ivy VIP Limited-Term Bond, Delaware Ivy VIP Value, Delaware VIP Global Value Equity and Delaware VIP Real Estate Securities (seven of the portfolios constituting Ivy Variable Insurance Portfolios, hereafter collectively referred to as the “Portfolios”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022 and the statements of changes in net assets and the financial highlights for each of the two years in the period ended December 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2022, the results of each of their operations for the year December 31, 2022, and the changes in each of their net assets and each of the financial highlights for each of the two years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Portfolios as of and for the year ended December 31, 2020 and the financial highlights for each of the periods ended on or prior to December 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 12, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 23, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

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Other Portfolio information (Unaudited)

Ivy Variable Insurance Portfolios

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Portfolio to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended December 31, 2022, the Portfolios report distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
Delaware Ivy VIP Core Equity	84.96%	15.04%	100.00%	39.17%
Delaware Ivy VIP Corporate Bond	37.96%	62.04%	100.00%	—
Delaware Ivy VIP Global Growth	87.64%	12.36%	100.00%	37.74%
Delaware Ivy VIP Limited-Term Bond	29.42%	70.58%	100.00%	—
Delaware Ivy VIP Value	65.62%	34.38%	100.00%	19.17%
Delaware VIP Global Value Equity	67.98%	32.02%	100.00%	13.27%
Delaware VIP Real Estate Securities	54.45%	45.55%	100.00%	—

(A) and (B) are based on a percentage of the Portfolio’s total distributions.

(C) is based on the Portfolio’s ordinary income distributions.

1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

For the fiscal year ended December 31, 2022, certain dividends paid by each Portfolio determined to be Qualified Short-Term Capital Gains may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004, and by the Tax Relief Unemployment Insurance Reauthorization and Job Creations Act of 2010, and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended December 31, 2022, each Portfolio reported maximum distributions of Qualified Short-Term Capital Gains as follows:

Qualified Short-Term Capital Gains
Delaware Ivy VIP Value	$3,164,456
Delaware VIP Global Value Equity	845,463

Each Portfolio intends to pass through foreign tax credits in the maximum amount and the gross foreign source income earned during the fiscal year 2022 by each Portfolio was as follows:

	Foreign Tax Credits	Gross Foreign Source Income Earned
Delaware VIP Global Value Equity	$294,263	$4,264,574

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022

At a meeting held on August 9-11, 2022 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware Ivy VIP Core Equity; Delaware Ivy VIP Corporate Bond; Delaware VIP Global Value Equity (formerly, Delaware Ivy VIP Global Equity Income); Delaware Ivy VIP Global Growth; Delaware Ivy VIP Limited-Term Bond; Delaware VIP Real Estate Securities (formerly, Delaware Ivy VIP Securian Real Estate Securities); and Delaware Ivy VIP Value (each, a “Fund” and together, the “Funds”) Investment Management Agreements with Delaware Management Company (“DMC”); and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Funds Management Hong Kong Limited (“MFMHKL” and together with MIMGL, MIMAK, and MIMEL, the “Affiliated Sub-Advisers”).

Prior to the Meeting, including at a Board meeting held in May 2022, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the applicable Investment Committee, with each Investment

100

Committee assisting the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2022. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Funds’ Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Funds by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including each Fund’s portfolio manager(s). The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain qualified investment professionals. The Board considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates. The Board also considered non-advisory services that DMC and its affiliates provide to the Delaware Funds, including third party oversight, transfer agent, internal audit, valuation, portfolio trading, and legal and compliance. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services, including each Fund’s co-portfolio manager(s). The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. As a result, the Board noted that DMC had stated that the Affiliated Sub-Advisers can provide research, investment and trading analysis on the markets and economies of various countries in which the Funds may invest, make recommendations regarding securities and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Funds and their shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Funds.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Funds by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Funds, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for each Fund showed its investment performance in comparison to a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the funds in the Performance Universe. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5- and 10-year or since inception periods, as applicable, ended December 31, 2021. The Board considered that the Funds were managed by Ivy Investment Management

101

Other Portfolio information (Unaudited)

Ivy Variable Insurance Portfolios

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

Company prior to the acquisition of its parent company, Waddell & Reed Financial, Inc. and its subsidiaries (the “Transaction”), and that each Fund’s performance prior to the closing of the Transaction on April 30, 2021 is that of its predecessor manager.

Delaware Ivy VIP Core Equity – The Performance Universe for the Fund consisted of the Fund and all large-cap core funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3- and 5-year periods was in the first quartile and for the 10-year period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3- and 5-year periods and underperformed its benchmark index for the 10-year period. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark during the periods under review.

Delaware Ivy VIP Corporate Bond – The Performance Universe for the Fund consisted of the Fund and all A-rated corporate debt funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the third quartile and for the 3- and 5-year periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was below the median and for the 3- and 5-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-year period and underperformed its benchmark for the 3-, 5- and 10-year periods. The Board, however, noted that the Fund changed its investment strategy in April 2018 to focus on corporate bonds and then also changed its investment strategy in November 2021 and that the investment performance of the current portfolio management team only began as of November 2021.

Delaware VIP Global Value Equity – The Performance Universe for the Fund consisted of the Fund and all equity income funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5- and 10-year periods was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5- and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5- and 10-year periods. The Board, however, noted that the Fund changed its investment strategy and objective in April 2018 to invest primarily in equity securities that are issued by companies of any size located largely in developed markets around the world and then also changed its investment strategy in November 2021 and that the investment performance of the current portfolio management team only began as of November 2021. The Board noted the explanations from DMC concerning the reasons for the Fund’s relative performance versus the Performance Universe and its benchmark for the various periods.

Delaware Ivy VIP Global Growth – The Performance Universe for the Fund consisted of the Fund and all global large-cap growth funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the second quartile and for the 3-, 5- and 10-year periods was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was above the median and for the 3-, 5- and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 5-year period and underperformed its benchmark for the 1-, 3- and 10-year periods. The Board, however, noted that the investment performance of the current portfolio management team only began as of November 2021. The Board noted the explanations from DMC concerning the reasons for the Fund’s relative performance versus the Performance Universe and its benchmark for the various periods.

Delaware Ivy VIP Limited-Term Bond – The Performance Universe for the Fund consisted of the Fund and all short-intermediate investment-grade debt funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3- and 5-year periods was in the third quartile and for the 10-year period was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5- and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 3-, 5- and 10-year periods and underperformed its benchmark for the 1-year period. The Board, however, noted that the Fund changed its investment strategy in November 2021 and that the investment performance of the current portfolio management team only began

102

as of November 2021. The Board noted the explanations from DMC and concerning the reasons for the Fund’s relative performance versus the Performance Universe and its benchmark for the various periods.

Delaware VIP Real Estate Securities – The Performance Universe for the Fund consisted of the Fund and all real estate funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, 5- and 10-year periods. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark during the periods under review. The Board, however, noted that the Fund’s current portfolio management team, which is comprised of personnel from DMC and its Affiliated Sub-Advisers, began as of July 29, 2022 upon the termination of the sub-advisory agreement with Securian Asset Management.

Delaware Ivy VIP Value – The Performance Universe for the Fund consisted of the Fund and all multi-cap value funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the first quartile and for the 3-, 5- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3- and 5-year periods and slightly underperformed its benchmark index for the 10-year period. The Board noted that the Fund was performing in line with its Performance Universe and benchmark during the periods under review.

Comparative expenses. The Board received and considered expense data for the Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also considered on the comparative analysis of contractual management fees and actual total expense ratios of each Fund versus contractual management fees and actual total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by each Fund were compared with the contractual management fees (assuming all funds were similar in size to each Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with a Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar underlying variable insurance product funds with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). Each Fund’s total expenses were also compared with those of its Expense Universe.

Delaware Ivy VIP Core Equity – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average.

Delaware Ivy VIP Corporate Bond – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average.

Delaware VIP Global Value Equity – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average.

Delaware Ivy VIP Global Growth – The expense comparisons for the Fund showed that its actual management fee was slightly above the median of its Expense Universe and its actual total expenses were slightly above its Expense Group average.

Delaware Ivy VIP Limited-Term Bond – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were slightly above its Expense Group average.

Delaware VIP Real Estate Securities – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average.

Delaware Ivy VIP Value – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly

103

Other Portfolio information (Unaudited)

Ivy Variable Insurance Portfolios

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board noted that DMC, and not the Funds, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Funds.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds complex, including the current breakpoints. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to each Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Funds.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Funds and the ongoing commitment of DMC and its affiliates to the Funds, the Board did not find that any ancillary benefits received by DMC and its affiliates were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

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Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	126	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None
Independent Trustees
Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None
Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	126	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011– 2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)
Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	126	Private Investor (2011–Present)	None
H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	126	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)

105

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	126	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)
Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	126	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial
enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)
Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	126	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc. (2021-Present)
Sera Prognostics Inc.
(biotechnology)
(2021-Present)
Recology (resource
recovery) (2021-Present)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018-Present)
National Association of
Corporate Directors
(2017-Present)
Ivy Funds Complex
(2019-2021)
American Shared Hospital
Services (medical device)
(2017-2021)
Westar Energy (utility)
(2004-2018)

106

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	126	Banco Itaú International -Chief Executive Officer (2012–2016)	Florida Chapter of
National Association of
Corporate Directors
(2021-Present)
Callon Petroleum
Company (2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment
Group Inc. (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)
Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	126	PNC Financial Services Group (1983–2013) -Vice Chairman (2009- 2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022) HSBC Finance Corporation (2013–2018)
Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Gore Creek Capital, Ltd. -Chief Executive Officer and President (2009– Present)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-
Driven Fund (2013–2021),
and WCM
Alternatives: Credit Event
Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
					(2008–Present)
Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	126	3M Company (1995-2012) -Vice President and Treasurer (2006–2012)	Okabena Company (2009–2017)
Officers
David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	126	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]
Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	126	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

107

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	126	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

1 “Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.

2 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Portfolios' investment advisor.

3 Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Portfolios' investment advisor, principal underwriter, and transfer agent.

4 Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.

5 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

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Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Portfolio’s Form N-PORT, as well as a description of the policies and procedures that each Portfolio uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that each Portfolio uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in each Portfolio’s most recent Form N-PORT are available without charge on the Portfolios’ website at delawarefunds.com/vip/literature.

Information (if any) regarding how each Portfolio voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Portfolios’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(2715369)

ANN-VIP2-0223

Annual report

Ivy Variable Insurance Portfolios

Delaware Ivy VIP Pathfinder Aggressive

Delaware Ivy VIP Pathfinder Conservative

Delaware Ivy VIP Pathfinder Moderate

Delaware Ivy VIP Pathfinder Moderately Aggressive

Delaware Ivy VIP Pathfinder Moderately Conservative

Delaware Ivy VIP Pathfinder Moderate — Managed Volatility

Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility

Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility

December 31, 2022

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Portfolios are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2022, and subject to change for events occurring after such date.

The Portfolios are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Portfolios are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

All third-party marks cited are the property of their respective owners.

© 2023 Macquarie Management Holdings, Inc.

Portfolio management review

Ivy Variable Insurance Portfolios

December 31, 2022 (Unaudited)

The investment objective of Delaware Ivy VIP Pathfinder Aggressive is to seek to provide growth of capital consistent with a more aggressive level of risk as compared to the other Delaware Ivy VIP Pathfinder Portfolios.

The investment objective of Delaware Ivy VIP Pathfinder Conservative is to seek to provide total return consistent with a conservative level of risk as compared to the other Delaware Ivy VIP Pathfinder Portfolios.

The investment objective of Delaware Ivy VIP Pathfinder Moderate is to seek to provide total return consistent with a moderate level of risk compared to the other Delaware Ivy VIP Pathfinder Portfolios.

The investment objective of Delaware Ivy VIP Pathfinder Moderately Aggressive is to seek to provide growth of capital, but also to seek income consistent with a moderately aggressive level of risk as compared to the other Delaware Ivy VIP Pathfinder Portfolios.

The investment objective of Delaware Ivy VIP Pathfinder Moderately Conservative is to seek to provide total return consistent with a moderately conservative level of risk as compared to the other Delaware Ivy VIP Pathfinder Portfolios.

The investment objective of Delaware Ivy VIP Pathfinder Moderate – Managed Volatility is to seek to provide total return consistent with a moderate level of risk as compared to the other Delaware Ivy VIP Pathfinder Managed Volatility Portfolios, while seeking to manage volatility of investment return.

The investment objective of Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility is to seek to provide growth of capital, but also to seek income consistent with a moderately aggressive level of risk as compared to the other Delaware Ivy VIP Pathfinder Managed Volatility Portfolios, while seeking to manage volatility of investment return.

The investment objective of Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility is to seek to provide total return consistent with a moderately conservative level of risk compared to the other Delaware Ivy VIP Pathfinder Managed Volatility Portfolios, while seeking to manage volatility of investment return.

Market review

In January 2022, at the beginning of the Portfolios’ fiscal year ended December 31, 2022, the US Federal Reserve was engaged in frequent and serious discussions about raising interest rates. Investors reacted by selling bonds, pushing yields higher and equity prices lower. Further downward pressure on equities resulted as Russia built up troops along the Ukraine border. The following month, Russia invaded Ukraine, prompting unprecedented sanctions including a freeze on Russian central bank reserves, an oil embargo, and a trading ban on Russian financial stocks. Equities sold off globally while commodity prices soared. Government bonds were briefly in demand as a short-term haven, but quickly resumed their downward trend.

Tighter central bank monetary policy characterized the rest of the fiscal year, with the Fed leading the way. Beginning in March, in an effort to bring inflation under control, the Fed raised the federal funds rate seven times, including four 0.75-percentage-point increases at the June, July, September, and November meetings of the Federal Open Market Committee (FOMC). As a result, the target short-term interest rate rose from a range of zero to 0.25% in January 2022 to a range of 4.25% to 4.50% by the end of the fiscal year.

Other central banks, including the Bank of England and the European Central Bank (ECB), also took repeated steps to tighten monetary policy in their jurisdictions. Meanwhile, equities and bonds posted historically poor performance throughout the period in the face of brutal headwinds and unrelenting negative news. The challenges confronting investors included soaring inflation, consequent aggressive monetary tightening, ongoing supply-chain problems, China’s zero-COVID-policy-related lockdowns, the Russia-Ukraine war, and soaring energy prices. Higher energy prices and oil and gas supply disruptions hit Europe hardest as Russia cut off gas to several European Union (EU) countries. In turn, the Group of Seven (G7) nations and later the EU implemented an oil embargo.

Among major central banks, only the Bank of Japan maintained ultra-loose monetary policy as it attempted to keep Japanese yields stable by buying bonds. However, that led to a weakening of the Japanese yen, which fell to a 20-year low.

Markets rallied briefly in July 2022 when a near-term turnaround in inflation seemed possible. Despite investors’ concern about economic growth slowing, stocks appreciated along with other risk-asset classes, including corporate, high yield, convertible, and emerging market bonds. A key reason for this appreciation was the decline in yields on US and euro-zone government bonds, leading to significant price gains. However,

1

Portfolio management review

Ivy Variable Insurance Portfolios

the tide turned again in mid-August and the bear market returned for most asset classes as hope for an inflation slowdown was dashed. Central banks reaffirmed their intentions to continue aggressive tightening of monetary policy. Recession fears mounted and the energy crisis worsened as Russia announced it was shutting down a gas pipeline for maintenance. German bond yields rose sharply, and the euro fell below parity with the US dollar for the first time in 20 years.

The picture worsened further in September 2022, with heavy losses among virtually all asset classes. Energy prices continued to fall while the European inflation rate reached double-digit levels and central banks planned further interest rate hikes. In November, the markets staged a brief recovery. An anticipated interest rate hike of 0.75 percentage points at the beginning of the month was followed by poorer economic data and slightly declining inflation rates, fueling hope that rate hikes would soon slow down. Against this backdrop, both equities and bonds rose strongly. Thanks to sharply falling risk premiums, investment grade corporate and emerging market government bonds performed particularly well. The US dollar weakened, and the price of oil fell due to weaker demand. China relaxed its zero-COVID policy somewhat, but record-high infections led to new restrictions, resulting in protests and somewhat deteriorating market sentiment toward the end of the month.

Instead of a much-hoped-for year-end rally, equities and bonds suffered significant losses in December. Global inflation rates fell slightly and, as expected, the major central banks raised key interest rates, albeit by smaller amounts than before (the Fed and the ECB each raised rates by 0.50 percentage points). However, the ECB indicated that significantly higher interest rates were still needed, causing yields to rise sharply and prices to fall. In Europe, bonds lost much more than stocks, while the reverse occurred in the US, as tech stocks slipped again. China surprised many by ending its zero-COVID policy, and Japan slightly tightened its monetary policy, which helped firm up the yen. Meanwhile, the US dollar lost some ground.

Within the Portfolios

During the fiscal year ended December 31, 2022, the performance of the Portfolios relative to their respective benchmarks varied, reflecting the mix of returns in the underlying funds during the fiscal year and their allocation weightings. For complete, annualized performance for each Portfolio, see “Portfolio summaries.”

In general, global/international equities and fixed income contributed to performance, while US equities detracted from performance. Within US equities, large- and mid-cap growth weighed on results while large-cap value helped alleviate some of the underperformance. Within global/ international equities, global value equities contributed positively while international core equities performed virtually in line with the international equity benchmark. Within fixed income, limited-term bonds helped performance while corporate investment grade bonds detracted from results given their longer-duration exposure in a rising interest rate environment. During the measurement period, we undertook modest changes in the weightings of the Portfolios’ underlying funds to manage exposures commensurate with the Portfolios’ investment objectives.

2

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Aggressive

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year
Class II shares (commenced operations on March 4, 2008)	-16.72%	+4.65%	+6.22%	+8.55%
Current Blended Benchmark*	-16.50%	+4.45%	+5.90%	+8.71%

*The Blended Benchmark is computed using a combination of 55% Russell 3000® Index + 30% MSCI EAFE Index + 15% Bloomberg US Credit Index.

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses for Class II shares were 1.02%. The management fee was 0.00%. The expense ratio may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratio in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratio.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

3

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Aggressive

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
Russell 3000 Index	$10,000	$36,279
Current Blended Benchmark	$10,000	$23,057
Delaware Ivy VIP Pathfinder Aggressive — Class II shares	$10,000	$22,714
MSCI EAFE Index (gross)	$10,000	$16,543
Bloomberg US Credit Index	$10,000	$11,973

The graph shows a $10,000 investment in Delaware Ivy VIP Pathfinder Aggressive Class II shares for the period from December 31, 2012, through December 31, 2022.

The graph also shows a $10,000 investment in the current blended benchmark consisting of 55% Russell 3000 Index + 30% MSCI EAFE Index + 15% Bloomberg US Credit Index, as well as each of the individual indices, for the period from December 31, 2012, through December 31, 2022.

The Russell 3000 Index measures the performance of the largest 3,000 US companies, representing approximately 98% of the investable US equity market.

The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Bloomberg US Credit Index measures the total return performance of nonconvertible, investment grade domestic corporate bonds and SEC-registered foreign issues. All bonds in the index have at least one year to maturity.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

4

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Conservative

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year
Class II shares (commenced operations on March 13, 2008)	-14.09%	+2.17%	+3.70%	+4.97%
Current Blended Benchmark*	-13.74%	+2.27%	+4.15%	+5.87%

*The Blended Benchmark is computed using a combination of 35% Russell 3000 Index + 35% Bloomberg US Credit Index + 20% Bloomberg 1-3 Year US Government/Credit Index + 10% MSCI EAFE Index.

Returns reflect the reinvestment of all distributions. Please see page 6 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses for Class II shares were 0.92%. The management fee was 0.00%. The expense ratio may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratio in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratio.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

5

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Conservative

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
Russell 3000 Index	$10,000	$36,279
Current Blended Benchmark	$10,000	$17,698
MSCI EAFE Index (gross)	$10,000	$16,543
Delaware Ivy VIP Pathfinder Conservative — Class II shares	$10,000	$16,241
Bloomberg US Credit Index	$10,000	$11,973
Bloomberg 1-3 Year US Government/Credit Index	$10,000	$10,916

The graph shows a $10,000 investment in Delaware Ivy VIP Pathfinder Conservative Class II shares for the period from December 31, 2012, through December 31, 2022.

The graph also shows a $10,000 investment in the current blended benchmark consisting of 35% Russell 3000 Index + 35% Bloomberg US Credit Index + 20% Bloomberg 1-3 Year US Government/Credit Index + 10% MSCI EAFE Index, as well as each of the individual indices, for the period from December 31, 2012, through December 31, 2022.

The Russell 3000 Index measures the performance of the largest 3,000 US companies, representing approximately 98% of the investable US equity market.

The Bloomberg US Credit Index measures the total return performance of nonconvertible, investment grade domestic corporate bonds and SEC-registered foreign issues. All bonds in the index have at least one year to maturity.

The Bloomberg 1-3 Year US Government/Credit Index is a market value–weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

6

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

7

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Moderate

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year
Class II shares (commenced operations on March 4, 2008)	-15.26%	+3.57%	+4.91%	+6.68%
Current Blended Benchmark*	-15.08%	+3.43%	+5.08%	+7.33%

*The Blended Benchmark is computed using a combination of 45% Russell 3000 Index + 25% Bloomberg US Credit Index + 20% MSCI EAFE Index + 10% Bloomberg 1-3 Year US Government/Credit Index.

Returns reflect the reinvestment of all distributions. Please see page 9 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses for Class II shares were 0.94%. The management fee was 0.00%. The expense ratio may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratio in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratio.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus. Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

8

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
Russell 3000 Index	$10,000	$36,279
Current Blended Benchmark	$10,000	$20,283
Delaware Ivy VIP Pathfinder Moderate — Class II shares	$10,000	$19,092
MSCI EAFE Index (gross)	$10,000	$16,543
Bloomberg US Credit Index	$10,000	$11,973
Bloomberg 1-3 Year US Government/Credit Index	$10,000	$10,916

The graph shows a $10,000 investment in Delaware Ivy VIP Pathfinder Moderate Class II shares for the period from December 31, 2012, through December 31, 2022.

The graph also shows a $10,000 investment in the current blended benchmark consisting of 45% Russell 3000 Index + 25% Bloomberg US Credit Index + 20% MSCI EAFE Index + 10% Bloomberg 1-3 Year US Government/Credit Index, as well as each of the individual indices, for the period from December 31, 2012, through December 31, 2022.

The Russell 3000 Index measures the performance of the largest 3,000 US companies, representing approximately 98% of the investable US equity market.

The Bloomberg US Credit Index measures the total return performance of nonconvertible, investment grade domestic corporate bonds and SEC-registered foreign issues. All bonds in the index have at least one year to maturity.

The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Bloomberg 1-3 Year US Government/Credit Index is a market value–weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

9

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Moderate

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

10

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Moderately Aggressive

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year
Class II shares (commenced operations on March 4, 2008)	-15.90%	+4.21%	+5.53%	+7.55%
Current Blended Benchmark*	-15.79%	+3.96%	+5.51%	+8.03%

*The Blended Benchmark is computed using a combination of 50% Russell 3000 Index + 25% MSCI EAFE Index + 20% Bloomberg US Credit Index + 5% Bloomberg 1-3 Year US Government/Credit Index.

Returns reflect the reinvestment of all distributions. Please see page 12 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses for Class II shares were 0.97%. The management fee was 0.00%. The expense ratio may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratio in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratio.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

11

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Moderately Aggressive

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
Russell 3000 Index	$10,000	$36,279
Current Blended Benchmark	$10,000	$21,645
Delaware Ivy VIP Pathfinder Moderately Aggressive — Class II shares	$10,000	$20,697
MSCI EAFE Index (gross)	$10,000	$16,543
Bloomberg US Credit Index	$10,000	$11,973
Bloomberg 1-3 Year US Government/Credit Index	$10,000	$10,916

The graph shows a $10,000 investment in Delaware Ivy VIP Pathfinder Moderately Aggressive Class II shares for the period from December 31, 2012, through December 31, 2022.

The graph also shows a $10,000 investment in the current blended benchmark consisting of 50% Russell 3000 Index + 25% MSCI EAFE Index + 20% Bloomberg US Credit Index + 5% Bloomberg 1-3 Year US Government/Credit Index, as well as each of the individual indices, for the period from December 31, 2012, through December 31, 2022.

The Russell 3000 Index measures the performance of the largest 3,000 US companies, representing approximately 98% of the investable US equity market.

The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Bloomberg US Credit Index measures the total return performance of nonconvertible, investment grade domestic corporate bonds and SEC-registered foreign issues. All bonds in the index have at least one year to maturity.

The Bloomberg 1-3 Year US Government/Credit Index is a market value–weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

12

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

13

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Moderately Conservative

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	10 year
Class II shares (commenced operations on March 12, 2008)	-14.71%	+2.85%	+4.35%	+5.84%
Current Blended Benchmark*	-14.40%	+1.84%	+4.20%	+6.29%

*The Blended Benchmark is computed using a combination of 40% Russell 3000 Index + 30% Bloomberg US Credit Index + 15% MSCI EAFE Index + 15% Bloomberg 1-3 Year US Government/Credit Index.

Returns reflect the reinvestment of all distributions. Please see page 15 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses for Class II shares were 0.92%. The management fee was 0.00%. The expense ratio may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratio in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratio.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus. Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

14

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
Russell 3000 Index	$10,000	$36,279
Current Blended Benchmark	$10,000	$23,057
Delaware Ivy VIP Pathfinder Moderately Conservative — Class II shares	$10,000	$17,648
MSCI EAFE Index (gross)	$10,000	$16,543
Bloomberg US Credit Index	$10,000	$11,973
Bloomberg 1-3 Year US Government/Credit Index	$10,000	$10,916

The graph shows a $10,000 investment in Delaware Ivy VIP Pathfinder Moderately Conservative Class II shares for the period from December 31, 2012, through December 31, 2022.

The graph also shows a $10,000 investment in the current blended benchmark consisting of 40% Russell 3000 Index + 30% Bloomberg US Credit Index + 15% MSCI EAFE Index + 15% Bloomberg 1-3 Year US Government/Credit Index, as well as each individual indices, for the period from December 31, 2012, through December 31, 2022.

The Russell 3000 Index measures the performance of the largest 3,000 US companies, representing approximately 98% of the investable US equity market.

The Bloomberg US Credit Index measures the total return performance of nonconvertible, investment grade domestic corporate bonds and SEC-registered foreign issues. All bonds in the index have at least one year to maturity.

The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Bloomberg 1-3 Year US Government/Credit Index is a market value–weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

15

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Moderately Conservative

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

16

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Moderate – Managed Volatility

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	Lifetime
Class II shares (commenced operations on August 1, 2013)	-13.22%	+2.26%	+3.79%	+4.76%
Current Blended Benchmark*	-15.08%	+3.43%	+5.08%	+6.71%**

*The Blended Benchmark is computed using a combination of 45% Russell 3000 Index + 25% Bloomberg US Credit Index + 20% MSCI EAFE Index + 10% Bloomberg 1-3 Year US Government/Credit Index.

** The benchmark lifetime return is as of the month end prior to the Portfolio’s inception date.

Returns reflect the reinvestment of all distributions. Please see page 18 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses for Class II shares were 1.10%. The management fee was 0.19%. The expense ratio may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratio in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratio.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

17

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Moderate – Managed Volatility

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period August 1, 2013 (inception date) through December 31, 2022

	Starting value	Ending value
Russell 3000 Index	$10,000	$25,778
Current Blended Benchmark	$10,000	$18,311
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility — Class II shares	$10,000	$15,498
MSCI EAFE Index (gross)	$10,000	$15,241
Bloomberg US Credit Index	$10,000	$12,420
Bloomberg 1-3 Year US Government/Credit Index	$10,000	$10,891

The graph shows a $10,000 investment in Delaware Ivy VIP Pathfinder Moderate – Managed Volatility Class II shares for the period from August 1, 2013, through December 31, 2022.

The graph also shows a $10,000 investment in the current blended benchmark consisting of 45% Russell 3000 Index + 25% Bloomberg US Credit Index + 20% MSCI EAFE Index + 10% Bloomberg 1-3 Year US Government/Credit Index, as well as each of the individual indices, for the period from August 1, 2013, through December 31, 2022.

The Russell 3000 Index measures the performance of the largest 3,000 US companies, representing approximately 98% of the investable US equity market.

The Bloomberg US Credit Index measures the total return performance of nonconvertible, investment grade domestic corporate bonds and SEC-registered foreign issues. All bonds in the index have at least one year to maturity.

The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Bloomberg 1-3 Year US Government/Credit Index is a market value–weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

18

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

19

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	Lifetime
Class II shares (commenced operations on August 1, 2013)	-14.00%	+2.83%	+4.32%	+5.36%
Current Blended Benchmark*	-15.79%	+3.96%	+5.51%	+7.27%**

*The Blended Benchmark is computed using a combination of 50% Russell 3000 Index + 25% MSCI EAFE Index + 20% Bloomberg US Credit Index + 5% Bloomberg 1-3 Year US Government/Credit Index.

** The benchmark lifetime return is as of the month end prior to the Portfolio’s inception date.

Returns reflect the reinvestment of all distributions. Please see page 21 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses for Class II shares were 1.17%. The management fee was 0.20%. The expense ratio may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratio in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratio.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

20

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period August 1, 2013 (inception date) through December 31, 2022

	Starting value	Ending value
Russell 3000 Index	$10,000	$25,778
Current Blended Benchmark	$10,000	$19,218
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility — Class II shares	$10,000	$16,344
MSCI EAFE Index (gross)	$10,000	$15,241
Bloomberg US Credit Index	$10,000	$12,420
Bloomberg 1-3 Year US Government/Credit Index	$10,000	$10,891

The graph shows a $10,000 investment in Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility Class II shares for the period from August 1, 2013, through December 31, 2022.

The graph also shows a $10,000 investment in the current blended benchmark consisting of 50% Russell 3000 Index + 25% MSCI EAFE Index + 20% Bloomberg US Credit Index + 5% Bloomberg 1-3 Year US Government/Credit Index, as well as each of the individual indices, for the period from August 1, 2013, through December 31, 2022.

The Russell 3000 Index measures the performance of the largest 3,000 US companies, representing approximately 98% of the investable US equity market.

The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Bloomberg US Credit Index measures the total return performance of nonconvertible, investment grade domestic corporate bonds and SEC-registered foreign issues. All bonds in the index have at least one year to maturity.

The Bloomberg 1-3 Year US Government/Credit Index is a market value–weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

21

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

22

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through December 31, 2022
	1 year	3 year	5 year	Lifetime
Class II shares (commenced operations on August 1, 2013)	-12.71%	+1.94%	+3.40%	+4.08%
Current Blended Benchmark*	-14.40%	+1.84%	+4.20%	+5.81%**

*The Blended Benchmark is computed using a combination of 40% Russell 3000 Index + 30% Bloomberg US Credit Index + 15% MSCI EAFE Index + 15% Bloomberg 1-3 Year US Government/Credit Index.

** The benchmark lifetime return is as of the month end prior to the Portfolio’s inception date.

Returns reflect the reinvestment of all distributions. Please see page 24 for a description of the index.

As described in the Portfolio’s most recent prospectus, total operating expenses for Class II shares were 1.11%. The management fee was 0.20%. The expense ratio may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratio in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratio.

Total returns may reflect waivers and/or expense reimbursements for some or all periods shown. If applicable, performance would have been lower without such waivers and reimbursements.

Ivy Variable Insurance Portfolios are not available for direct investment except for issuers of variable insurance product contracts. They are available only through the purchase of certain variable insurance products.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

23

Performance summaries (Unaudited)

Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period August 1, 2013 (inception date) through December 31, 2022

	Starting value	Ending value
Russell 3000 Index	$10,000	$25,778
Current Blended Benchmark	$10,000	$16,938
MSCI EAFE Index (gross)	$10,000	$15,241
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility — Class II shares	$10,000	$14,578
Bloomberg US Credit Index	$10,000	$12,420
Bloomberg 1-3 Year US Government/Credit Index	$10,000	$10,891

The graph shows a $10,000 investment in Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility Class II shares for the period from August 1, 2013, through December 31, 2022.

The graph also shows a $10,000 investment in the current blended benchmark consisting of 40% Russell 3000 Index + 30% Bloomberg US Credit Index + 15% MSCI EAFE Index + 15% Bloomberg 1-3 Year US Government/Credit Index, as well as each of the individual indices, for the period from August 1, 2013, through December 31, 2022.

The Russell 3000 Index measures the performance of the largest 3,000 US companies, representing approximately 98% of the investable US equity market.

The Bloomberg US Credit Index measures the total return performance of nonconvertible, investment grade domestic corporate bonds and SEC-registered foreign issues. All bonds in the index have at least one year to maturity.

The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Bloomberg 1-3 Year US Government/Credit Index is a market value–weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

24

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

25

Disclosure of Portfolio expenses

For the six-month period from July 1, 2022 to December 31, 2022 (Unaudited)

As a shareholder of the Portfolio, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2022 to December 31, 2022.

Actual expenses

The first section of the tables shown, “Actual Portfolio return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Portfolios’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Ivy VIP Pathfinder Aggressive
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Portfolio return†
Class II	$1,000.00	$1,030.60	0.30%	$1.54
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,023.69	0.30%	$1.53

Delaware Ivy VIP Pathfinder Conservative
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Portfolio return†
Class II	$1,000.00	$1,011.60	0.22%	$1.12
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,024.10	0.22%	$1.12

Delaware Ivy VIP Pathfinder Moderate
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Portfolio return†
Class II	$1,000.00	$1,022.10	0.08%	$0.41
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,024.80	0.08%	$0.41

26

Delaware Ivy VIP Pathfinder Moderately Aggressive
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Portfolio return†
Class II	$1,000.00	$1,027.10	0.07%	$0.36
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,024.85	0.07%	$0.36

Delaware Ivy VIP Pathfinder Moderately Conservative
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Portfolio return†
Class II	$1,000.00	$1,015.90	0.27%	$1.37
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,023.84	0.27%	$1.38

Delaware Ivy VIP Pathfinder Moderate – Managed Volatility
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Portfolio return†
Class II	$1,000.00	$1,016.60	0.27%	$1.37
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,023.84	0.27%	$1.38

Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Portfolio return†
Class II	$1,000.00	$1,020.40	0.41%	$2.09
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,023.14	0.41%	$2.09

Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Portfolio return†
Class II	$1,000.00	$1,009.60	0.66%	$3.34
Hypothetical 5% return (5% return before expenses)
Class II	$1,000.00	$1,021.88	0.66%	$3.36

*”Expenses Paid During Period” are equal to the relevant Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Portfolios’ expenses reflected above and on the previous page, each Portfolio also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests. The tables above and on the previous page do not reflect the expenses of any Underlying Funds.

(continues)	27

Security type

As of December 31, 2022 (Unaudited)

Delaware Ivy VIP Pathfinder Aggressive

Security type	Percentage of net assets
Affiliated Mutual Funds	99.86%
Short-Term Investments	0.26%
Total Value of Securities	100.12%
Liabilities Net of Receivables and Other Assets	(0.12)%
Total Net Assets	100.00%

Delaware Ivy VIP Pathfinder Conservative

Security type	Percentage of net assets
Affiliated Mutual Funds	99.83%
Short-Term Investments	0.25%
Total Value of Securities	100.08%
Liabilities Net of Receivables and Other Assets	(0.08)%
Total Net Assets	100.00%

Delaware Ivy VIP Pathfinder Moderate

Security type	Percentage of net assets
Affiliated Mutual Funds	99.79%
Short-Term Investments	0.25%
Total Value of Securities	100.04%
Liabilities Net of Receivables and Other Assets	(0.04)%
Total Net Assets	100.00%

Delaware Ivy VIP Pathfinder Moderately Aggressive

Security type	Percentage of net assets
Affiliated Mutual Funds	99.79%
Short-Term Investments	0.25%
Total Value of Securities	100.04%
Liabilities Net of Receivables and Other Assets	(0.04)%
Total Net Assets	100.00%

Delaware Ivy VIP Pathfinder Moderately Conservative

Security type	Percentage of net assets
Affiliated Mutual Funds	99.83%
Short-Term Investments	0.25%
Total Value of Securities	100.08%
Liabilities Net of Receivables and Other Assets	(0.08)%
Total Net Assets	100.00%

Delaware Ivy VIP Pathfinder Moderate – Managed Volatility

Security type	Percentage of net assets
Affiliated Mutual Funds	97.73%
Short-Term Investments	2.00%
Total Value of Securities	99.73%
Receivables and Other Assets Net of Liabilities	0.27%
Total Net Assets	100.00%

Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility

Security type	Percentage of net assets
Affiliated Mutual Funds	97.80%
Short-Term Investments	2.00%
Total Value of Securities	99.80%
Receivables and Other Assets Net of Liabilities	0.20%
Total Net Assets	100.00%

Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility

Security type	Percentage of net assets
Affiliated Mutual Funds	97.84%
Short-Term Investments	2.00%
Total Value of Securities	99.84%
Receivables and Other Assets Net of Liabilities	0.16%
Total Net Assets	100.00%

28

Schedules of investments

Delaware Ivy VIP Pathfinder Aggressive

December 31, 2022

	Number of shares	Value (US $)
Affiliated Mutual Funds — 99.86%<<
Delaware Ivy VIP Core Equity Class II	722,567	$8,309,520
Delaware Ivy VIP Corporate Bond Class II	1,084,115	4,867,678
Delaware Ivy VIP Growth Class II	979,628	7,807,635
Delaware Ivy VIP High Income Class I	48,561	136,941
Delaware Ivy VIP International Core Equity Class II	629,170	8,927,923
Delaware Ivy VIP Limited-Term Bond Class II	649,679	2,975,531
Delaware Ivy VIP Mid Cap Growth Class I	363,450	3,489,119
Delaware Ivy VIP Small Cap Growth Class I	92,760	566,767
Delaware Ivy VIP Smid Cap Core Class II	75,455	840,566
Delaware Ivy VIP Value Class II	1,429,202	7,946,363
Delaware VIP Global Value Equity Class II	1,748,257	7,709,813
Total Affiliated Mutual Funds (cost $70,374,146)		53,577,856

Short-Term Investments — 0.26%
Money Market Mutual Funds — 0.26%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	34,330	34,330
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	34,330	34,330
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	34,330	34,330
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	34,331	34,331
Total Short-Term Investments (cost $137,321)		137,321
Total Value of Securities—100.12% (cost $70,511,467)		$53,715,177
<< Affiliated company. See Note 2 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

29

Schedules of investments

Delaware Ivy VIP Pathfinder Conservative

December 31, 2022

	Number of shares	Value (US $)
Affiliated Mutual Funds — 99.83%<<
Delaware Ivy VIP Core Equity Class II	734,448	$8,446,149
Delaware Ivy VIP Corporate Bond Class II	5,290,298	23,753,438
Delaware Ivy VIP Growth Class II	959,401	7,646,428
Delaware Ivy VIP High Income Class I	381,212	1,075,018
Delaware Ivy VIP International Core Equity Class II	308,789	4,381,713
Delaware Ivy VIP Limited-Term Bond Class II	4,723,503	21,633,645
Delaware Ivy VIP Mid Cap Growth Class I	363,258	3,487,273
Delaware Ivy VIP Small Cap Growth Class I	93,008	568,281
Delaware Ivy VIP Smid Cap Core Class II	89,088	992,441
Delaware Ivy VIP Value Class II	1,399,697	7,782,313
Delaware VIP Global Value Equity Class II	980,929	4,325,899
Total Affiliated Mutual Funds (cost $106,252,043)		84,092,598

Short-Term Investments — 0.25%
Money Market Mutual Funds — 0.25%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	52,055	52,055
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	52,055	52,055
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	52,055	52,055
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	52,055	52,055
Total Short-Term Investments (cost $208,220)		208,220
Total Value of Securities—100.08% (cost $106,460,263)		$84,300,818

<< Affiliated company. See Note 2 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

30

Delaware Ivy VIP Pathfinder Moderate

December 31, 2022

	Number of shares	Value (US $)
Affiliated Mutual Funds — 99.79%<<
Delaware Ivy VIP Core Equity Class II	5,161,069	$59,352,293
Delaware Ivy VIP Corporate Bond Class II	19,316,208	86,729,772
Delaware Ivy VIP Growth Class II	6,896,819	54,967,647
Delaware Ivy VIP High Income Class I	1,275,463	3,596,805
Delaware Ivy VIP International Core Equity Class II	3,579,521	50,793,405
Delaware Ivy VIP Limited-Term Bond Class II	15,863,733	72,655,898
Delaware Ivy VIP Mid Cap Growth Class I	2,577,592	24,744,881
Delaware Ivy VIP Small Cap Growth Class I	663,123	4,051,684
Delaware Ivy VIP Smid Cap Core Class II	576,099	6,417,745
Delaware Ivy VIP Value Class II	10,061,958	55,944,488
Delaware VIP Global Value Equity Class II	10,288,223	45,371,063
Total Affiliated Mutual Funds (cost $596,196,928)		464,625,681

Short-Term Investments — 0.25%
Money Market Mutual Funds — 0.25%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	290,016	290,016
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	290,016	290,016
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	290,016	290,016
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	290,016	290,016
Total Short-Term Investments (cost $1,160,064)		1,160,064
Total Value of Securities—100.04% (cost $597,356,992)		$465,785,745

<< Affiliated company. See Note 2 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

31

Schedules of investments

Delaware Ivy VIP Pathfinder Moderately Aggressive

December 31, 2022

	Number of shares	Value (US $)
Affiliated Mutual Funds — 99.79%<<
Delaware Ivy VIP Core Equity Class II	6,944,733	$79,864,427
Delaware Ivy VIP Corporate Bond Class II	17,453,091	78,364,378
Delaware Ivy VIP Growth Class II	9,354,411	74,554,657
Delaware Ivy VIP High Income Class I	1,033,554	2,914,623
Delaware Ivy VIP International Core Equity Class II	5,491,240	77,920,695
Delaware Ivy VIP Limited-Term Bond Class II	13,064,191	59,833,995
Delaware Ivy VIP Mid Cap Growth Class I	3,483,868	33,445,130
Delaware Ivy VIP Small Cap Growth Class I	895,185	5,469,580
Delaware Ivy VIP Smid Cap Core Class II	749,835	8,353,165
Delaware Ivy VIP Value Class II	13,647,416	75,879,634
Delaware VIP Global Value Equity Class II	15,469,419	68,220,136
Total Affiliated Mutual Funds (cost $732,143,221)		564,820,420

Short-Term Investments — 0.25%
Money Market Mutual Funds — 0.25%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	351,947	351,947
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	351,947	351,947
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	351,947	351,947
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	351,948	351,948
Total Short-Term Investments (cost $1,407,789)		1,407,789
Total Value of Securities—100.04% (cost $733,551,010)		$566,228,209

<< Affiliated company. See Note 2 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

32

Delaware Ivy VIP Pathfinder Moderately Conservative

December 31, 2022

	Number of shares	Value (US $)
Affiliated Mutual Funds — 99.83%<<
Delaware Ivy VIP Core Equity Class II	1,366,695	$15,716,991
Delaware Ivy VIP Corporate Bond Class II	7,197,629	32,317,356
Delaware Ivy VIP Growth Class II	1,808,278	14,411,974
Delaware Ivy VIP High Income Class I	501,021	1,412,879
Delaware Ivy VIP International Core Equity Class II	783,446	11,117,098
Delaware Ivy VIP Limited-Term Bond Class II	6,220,765	28,491,106
Delaware Ivy VIP Mid Cap Growth Class I	679,489	6,523,096
Delaware Ivy VIP Small Cap Growth Class I	174,107	1,063,792
Delaware Ivy VIP Smid Cap Core Class II	158,424	1,764,846
Delaware Ivy VIP Value Class II	2,638,142	14,668,067
Delaware VIP Global Value Equity Class II	2,328,223	10,267,465
Total Affiliated Mutual Funds (cost $175,394,855)		137,754,670

Short-Term Investments — 0.25%
Money Market Mutual Funds — 0.25%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	86,075	86,075
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	86,074	86,074
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	86,075	86,075
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	86,075	86,075
Total Short-Term Investments (cost $344,299)		344,299
Total Value of Securities—100.08% (cost $175,739,154)		$138,098,969

<< Affiliated company. See Note 2 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

33

Schedules of investments

Delaware Ivy VIP Pathfinder Moderate – Managed Volatility

December 31, 2022

	Number of shares	Value (US $)
Affiliated Mutual Funds — 97.73%<<
Delaware Ivy VIP Core Equity Class II	4,730,673	$54,402,743
Delaware Ivy VIP Corporate Bond Class II	17,710,084	79,518,275
Delaware Ivy VIP Growth Class II	6,322,975	50,394,112
Delaware Ivy VIP High Income Class I	1,161,742	3,276,111
Delaware Ivy VIP International Core Equity Class II	3,280,956	46,556,770
Delaware Ivy VIP Limited-Term Bond Class II	14,523,774	66,518,884
Delaware Ivy VIP Mid Cap Growth Class I	2,362,058	22,675,757
Delaware Ivy VIP Small Cap Growth Class I	598,362	3,655,995
Delaware Ivy VIP Smid Cap Core Class II	526,654	5,866,926
Delaware Ivy VIP Value Class II	9,224,769	51,289,718
Delaware VIP Global Value Equity Class II	9,422,905	41,555,010
Total Affiliated Mutual Funds (cost $547,633,916)		425,710,301

Short-Term Investments — 2.00%
Money Market Mutual Funds — 2.00%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	2,175,227	$2,175,227
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	2,175,227	2,175,227
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	2,175,227	2,175,227
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	2,175,227	2,175,227
Total Short-Term Investments (cost $8,700,908)		8,700,908
Total Value of Securities—99.73% (cost $556,334,824)		$434,411,209

<< Affiliated company. See Note 2 in “Notes to financial statements.”

The following futures contracts were outstanding at December 31, 2022:1

Futures Contracts
Exchange-Traded

	Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Variation Margin Due from (Due to) Brokers
(10)	E-Mini Russell 2000 Index	$(885,450)	$(916,949)	3/17/23	$31,499	$3,100
(122)	E-Mini S&P 500 Index	(23,552,100)	(24,383,509)	3/17/23	831,409	65,575
Total Futures Contracts			$(25,300,458)		$862,908	$68,675

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Portfolio’s total exposure in such contracts, whereas only the variation margin is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

S&P – Standard & Poor’s Financial Services LLC

See accompanying notes, which are an integral part of the financial statements.

34

Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility

December 31, 2022

	Number of shares	Value (US $)
Affiliated Mutual Funds — 97.80%<<
Delaware Ivy VIP Core Equity Class II	930,040	$10,695,462
Delaware Ivy VIP Corporate Bond Class II	2,336,820	10,492,320
Delaware Ivy VIP Growth Class II	1,252,067	9,978,977
Delaware Ivy VIP High Income Class I	136,942	386,176
Delaware Ivy VIP International Core Equity Class II	735,301	10,433,923
Delaware Ivy VIP Limited-Term Bond Class II	1,751,432	8,021,556
Delaware Ivy VIP Mid Cap Growth Class I	465,077	4,464,741
Delaware Ivy VIP Small Cap Growth Class I	118,828	726,038
Delaware Ivy VIP Smid Cap Core Class II	99,671	1,110,331
Delaware Ivy VIP Value Class II	1,826,671	10,156,292
Delaware VIP Global Value Equity Class II	2,070,345	9,130,221
Total Affiliated Mutual Funds (cost $98,913,502)		75,596,037

Short-Term Investments — 2.00%
Money Market Mutual Funds — 2.00%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	386,583	$386,583
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	386,583	386,583
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	386,583	386,583
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	386,583	386,583
Total Short-Term Investments (cost $1,546,332)		1,546,332
Total Value of Securities—99.80% (cost $100,459,834)		$77,142,369

<< Affiliated company. See Note 2 in “Notes to financial statements.”

The following futures contracts were outstanding at December 31, 2022:1

Futures Contracts
Exchange-Traded

	Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Variation Margin Due from (Due to) Brokers
(1)	E-Mini Russell 2000 Index	$(88,545)	$(91,695)	3/17/23	$3,150	$310
(21)	E-Mini S&P 500 Index	(4,054,050)	(4,197,161)	3/17/23	143,111	11,288
Total Futures Contracts			$(4,288,856)		$146,261	$11,598

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Portfolio’s total exposure in such contracts, whereas only the variation margin is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

S&P – Standard & Poor’s Financial Services LLC

See accompanying notes, which are an integral part of the financial statements.

35

Schedules of investments

Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility

December 31, 2022

	Number of shares	Value (US $)
Affiliated Mutual Funds — 97.84%<<
Delaware Ivy VIP Core Equity Class II	293,331	$3,373,303
Delaware Ivy VIP Corporate Bond Class II	1,545,312	6,938,449
Delaware Ivy VIP Growth Class II	388,182	3,093,813
Delaware Ivy VIP High Income Class I	106,586	300,573
Delaware Ivy VIP International Core Equity Class II	168,098	2,385,312
Delaware Ivy VIP Limited-Term Bond Class II	1,336,344	6,120,455
Delaware Ivy VIP Mid Cap Growth Class I	145,807	1,399,749
Delaware Ivy VIP Small Cap Growth Class I	37,415	228,609
Delaware Ivy VIP Smid Cap Core Class II	33,892	377,552
Delaware Ivy VIP Value Class II	566,332	3,148,804
Delaware VIP Global Value Equity Class II	499,614	2,203,298
Total Affiliated Mutual Funds (cost $39,099,283)		29,569,917

Short-Term Investments — 2.00%
Money Market Mutual Funds — 2.00%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	150,881	$150,881
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	150,880	150,880
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	150,880	150,880
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.11%)	150,881	150,881
Total Short-Term Investments (cost $603,522)		603,522
Total Value of Securities—99.84% (cost $39,702,805)		$30,173,439

<< Affiliated company. See Note 2 in “Notes to financial statements.”

The following futures contracts were outstanding at December 31, 2022:1

Futures Contracts Exchange-Traded

	Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Variation Margin Due from (Due to) Brokers
(1)	E-Mini Russell 2000 Index	$(88,545)	$(91,695)	3/17/23	$3,150	$310
(9)	E-Mini S&P 500 Index	(1,737,450)	(1,798,783)	3/17/23	61,333	4,838
Total Futures Contracts			$(1,890,478)		$64,483	$5,148

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Portfolio’s total exposure in such contracts, whereas only the variation margin is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

S&P – Standard & Poor’s Financial Services LLC

See accompanying notes, which are an integral part of the financial statements.

36

Statements of assets and liabilities

Ivy Variable Insurance Portfolios

December 31, 2022

	Delaware Ivy VIP Pathfinder Aggressive	Delaware Ivy VIP Pathfinder Conservative	Delaware Ivy VIP Pathfinder Moderate	Delaware Ivy VIP Pathfinder Moderately Aggressive
Assets:
Investments, at value*	$137,321	$208,220	$1,160,064	$1,407,789
Investments of affiliated issuers, at value**	53,577,856	84,092,598	464,625,681	564,820,420
Dividends receivable	444	701	3,869	4,700
Receivable for portfolio shares sold	377	1	129	38
Receivable for securities sold	—	84,506	247,743	83,459
Total Assets	53,715,998	84,386,026	466,037,486	566,316,406
Liabilities:
Other accrued expenses	55,527	58,528	134,227	168,777
Administration expenses payable to affiliates	5,153	8,490	55,783	68,131
Payable for portfolio shares redeemed	2,930	82,737	252,090	84,924
Total Liabilities	63,610	149,755	442,100	321,832
Total Net Assets	$53,652,388	$84,236,271	$465,595,386	$565,994,574

Net Assets Consist of:
Paid-in capital	$58,370,174	$94,550,188	$511,302,636	$617,021,503
Total distributable earnings (loss)	(4,717,786)	(10,313,917)	(45,707,250)	(51,026,929)
Total Net Assets	$53,652,388	$84,236,271	$465,595,386	$565,994,574
Net Asset Value

Class II:
Net assets	$53,652,388	$84,236,271	$465,595,386	$565,994,574
Shares of beneficial interest outstanding, unlimited authorization, no par	13,188,151	19,981,251	113,605,108	136,498,995
Net asset value per share	$4.07	$4.22	$4.10	$4.15

*Investments, at cost	$137,321	$208,220	$1,160,064	$1,407,789
**Investments of affiliated issuers, at cost	70,374,146	106,252,043	596,196,928	732,143,221

See accompanying notes, which are an integral part of the financial statements.

37

Statements of assets and liabilities

Ivy Variable Insurance Portfolios

	Delaware Ivy VIP Pathfinder Moderately Conservative	Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility
Assets:
Investments, at value*	$344,299	$8,700,908	$1,546,332	$603,522
Investments of affiliated issuers, at value**	137,754,670	425,710,301	75,596,037	29,569,917
Cash collateral due from broker on futures contracts	—	1,351,200	228,400	101,200
Receivable for portfolio shares sold	15,018	4,140	—	—
Dividends receivable	1,143	28,735	5,127	2,018
Receivable for securities sold	—	—	46,922	—
Variation margin due from broker on futures contracts	—	68,675	11,598	5,148
Total Assets	138,115,130	435,863,959	77,434,416	30,281,805
Liabilities:
Other accrued expenses	103,904	81,237	48,939	44,430
Administration expenses payable to affiliates	17,901	59,854	7,385	5,509
Payable for portfolio shares redeemed	3,238	67,189	64,682	2,459
Payable for securities purchased	—	—	—	2,413
Investment management fees payable to affiliates	—	74,249	13,335	5,277
Total Liabilities	125,043	282,529	134,341	60,088
Total Net Assets	$137,990,087	$435,581,430	$77,300,075	$30,221,717

Net Assets Consist of:
Paid-in capital	$153,031,231	$475,330,298	$83,209,221	$34,442,768
Total distributable earnings (loss)	(15,041,144)	(39,748,868)	(5,909,146)	(4,221,051)
Total Net Assets	$137,990,087	$435,581,430	$77,300,075	$30,221,717
Net Asset Value

Class II:
Net assets	$137,990,087	$435,581,430	$77,300,075	$30,221,717
Shares of beneficial interest outstanding, unlimited authorization, no par	33,031,476	100,665,625	16,283,748	8,915,458
Net asset value per share	$4.18	$4.33	$4.75	$3.39

*Investments, at cost	$344,299	$8,700,908	$1,546,332	$603,522
**Investments of affiliated issuers, at cost	175,394,855	547,633,916	98,913,502	39,099,283

See accompanying notes, which are an integral part of the financial statements.

38

Statements of operations

Ivy Variable Insurance Portfolios

Year ended December 31, 2022

	Delaware Ivy VIP Pathfinder Aggressive	Delaware Ivy VIP Pathfinder Conservative	Delaware Ivy VIP Pathfinder Moderate	Delaware Ivy VIP Pathfinder Moderately Aggressive
Investment Income:
Dividends from affiliated funds	$847,877	$1,469,357	$7,819,267	$9,290,969
Dividends	8,370	13,455	73,001	88,549
	856,247	1,482,812	7,892,268	9,379,518

Expenses:
Accounting and administration expenses	41,613	49,199	143,372	168,389
Audit and tax fees	23,679	25,123	22,175	25,039
Reports and statements to shareholders
servicing expenses	13,962	13,212	11,580	35,022
Trustees’ fees and expenses	13,310	17,826	42,999	58,038
Custodian fees	11,681	7,783	42,345	9,380
Legal fees	8,600	8,313	5,169	14,404
Dividend disbursing and transfer agent
fees and expenses	3,233	4,453	25,073	31,875
Registration fees	6	6	6	6
Other	9,994	12,328	34,997	42,032
Total operating expenses	126,078	138,243	327,716	384,185
Net Investment Income (Loss)	730,169	1,344,569	7,564,552	8,995,333

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Affiliated investments	950,859	692,008	5,358,601	7,199,308
Capital gain received from investments in affiliated funds	10,446,732	9,912,252	73,298,639	100,464,990
Net realized gain (loss)	11,397,591	10,604,260	78,657,240	107,664,298

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(24,141,867)	(27,145,808)	(180,279,220)	(236,925,647)
Net Realized and Unrealized Gain (Loss)	(12,744,276)	(16,541,548)	(101,621,980)	(129,261,349)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(12,014,107)	$(15,196,979)	$(94,057,428)	$(120,266,016)

See accompanying notes, which are an integral part of the financial statements.

39

Statements of operations

Ivy Variable Insurance Portfolios

	Delaware Ivy VIP Pathfinder Moderately Conservative	Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility
Investment Income:
Dividends from affiliated funds	$2,378,169	$6,685,372	$1,204,867	$510,051
Dividends	21,798	237,484	42,735	17,603
	2,399,967	6,922,856	1,247,602	527,654

Expenses:
Investment advisory fees	—	918,235	169,513	68,200
Accounting and administration expenses	71,705	141,980	47,627	40,112
Legal fees	55,826	2,022	8,332	7,698
Custodian fees	45,964	3,808	11,393	9,468
Reports and statements to shareholders servicing expenses	40,582	13,494	11,509	12,213
Audit and tax fees	22,678	23,044	23,829	24,058
Trustees’ fees and expenses	13,408	52,551	14,836	8,950
Dividend disbursing and transfer agent fees and expenses	5,887	9,277	4,355	1,028
Registration fees	6	6	6	6
Other	11,418	44,335	9,164	8,963
Total operating expenses	267,474	1,208,752	300,564	180,696
Net Investment Income (Loss)	2,132,493	5,714,104	947,038	346,958

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Affiliated investments	1,403,122	5,898,509	1,902,648	271,242
Capital gain received from investments in affiliated funds	19,145,324	62,272,793	13,122,286	4,066,210
Futures contracts	—	7,109,716	1,286,551	556,898
Net realized gain (loss)	20,548,446	75,281,018	16,311,485	4,894,350

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(49,466,726)	(151,811,119)	(31,478,309)	(10,321,916)
Futures contracts	—	1,338,945	234,164	103,417
Net change in unrealized appreciation (depreciation)	(49,466,726)	(150,472,174)	(31,244,145)	(10,218,499)
Net Realized and Unrealized Gain (Loss)	(28,918,280)	(75,191,156)	(14,932,660)	(5,324,149)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(26,785,787)	$(69,477,052)	$(13,985,622)	$(4,977,191)

See accompanying notes, which are an integral part of the financial statements.

40

Statements of changes in net assets

Ivy Variable Insurance Portfolios

	Delaware Ivy VIP Pathfinder Aggressive		Delaware Ivy VIP Pathfinder Conservative
	Year ended		Year ended
	12/31/22	12/31/21	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$730,169	$1,157,545	$1,344,569	$2,571,374
Net realized gain (loss)	11,397,591	4,917,252	10,604,260	7,375,060
Net change in unrealized appreciation (depreciation)	(24,141,867)	6,197,406	(27,145,808)	793,342
Net increase (decrease) in net assets resulting from operations	(12,014,107)	12,272,203	(15,196,979)	10,739,776

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class II	(6,081,792)	(4,618,734)	(9,920,864)	(6,783,293)

Capital Share Transactions:
Proceeds from shares sold:
Class II	1,236,646	1,153,807	2,994,346	7,733,715
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class II	6,081,792	4,618,734	9,920,864	6,783,294
	7,318,438	5,772,541	12,915,210	14,517,009
Cost of shares redeemed:
Class II	(9,528,375)	(7,370,711)	(13,546,107)	(20,260,961)
Decrease in net assets derived from capital share transactions	(2,209,937)	(1,598,170)	(630,897)	(5,743,952)
Net Increase (Decrease) in Net Assets	(20,305,836)	6,055,299	(25,748,740)	(1,787,469)

Net Assets:
Beginning of year	73,958,224	67,902,925	109,985,011	111,772,480
End of year	$53,652,388	$73,958,224	$84,236,271	$109,985,011

See accompanying notes, which are an integral part of the financial statements.

41

Statements of changes in net assets

Ivy Variable Insurance Portfolios

	Delaware Ivy VIP Pathfinder Moderate		Delaware Ivy VIP Pathfinder Moderately Aggressive
	Year ended		Year ended
	12/31/22	12/31/21	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$7,564,552	$13,338,108	$8,995,333	$14,987,324
Net realized gain (loss)	78,657,240	48,889,770	107,664,298	63,712,517
Net change in unrealized appreciation (depreciation)	(180,279,220)	26,962,268	(236,925,647)	45,803,323
Net increase (decrease) in net assets resulting from operations	(94,057,428)	89,190,146	(120,266,016)	124,503,164

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class II	(62,270,198)	(42,760,246)	(78,642,243)	(53,200,274)

Capital Share Transactions:
Proceeds from shares sold:
Class II	1,889,732	1,792,123	3,808,521	4,843,743

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class II	62,270,198	42,760,246	78,642,243	53,200,274
	64,159,930	44,552,369	82,450,764	58,044,017
Cost of shares redeemed:
Class II	(77,015,239)	(112,412,891)	(94,266,630)	(151,624,005)
Decrease in net assets derived from capital share transactions	(12,855,309)	(67,860,522)	(11,815,866)	(93,579,988)
Net Decrease in Net Assets	(169,182,935)	(21,430,622)	(210,724,125)	(22,277,098)

Net Assets:
Beginning of year	634,778,321	656,208,943	776,718,699	798,995,797
End of year	$465,595,386	$634,778,321	$565,994,574	$776,718,699

See accompanying notes, which are an integral part of the financial statements.

42

	‘	Delaware Ivy VIP Pathfinder Moderately Conservative		Delaware Ivy VIP Pathfinder Moderate – Managed Volatility
		Year ended		Year ended
		12/31/22	12/31/21	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)		$2,132,493	$4,175,492	$5,714,104	$13,678,694
Net realized gain (loss)		20,548,446	13,216,767	75,281,018	82,280,739
Net change in unrealized appreciation (depreciation)		(49,466,726)	5,064,263	(150,472,174)	(2,411,822)
Net increase (decrease) in net assets resulting from operations		(26,785,787)	22,456,522	(69,477,052)	93,547,611
Dividends and Distributions to Shareholders from:
Distributable earnings:
Class II		(17,346,896)	(12,482,859)	(95,792,163)	(21,326,753)

Capital Share Transactions:
Proceeds from shares sold:
Class II		355,804	2,783,081	14,043,254	17,825,120

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class II		17,346,896	12,482,859	95,792,163	21,326,753
		17,702,700	15,265,940	109,835,417	39,151,873
Cost of shares redeemed:
Class II		(23,039,255)	(32,902,562)	(38,808,203)	(310,117,607)
Increase (decrease) in net assets derived from capital share transactions		(5,336,555)	(17,636,622)	71,027,214	(270,965,734)
Net Decrease in Net Assets		(49,469,238)	(7,662,959)	(94,242,001)	(198,744,876)

Net Assets:
Beginning of year		187,459,325	195,122,284	529,823,431	728,568,307
End of year		$137,990,087	$187,459,325	$435,581,430	$529,823,431

See accompanying notes, which are an integral part of the financial statements.

43

Statements of changes in net assets

Ivy Variable Insurance Portfolios

	Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility		Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility
	Year ended		Year ended
	12/31/22	12/31/21	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$947,038	$1,580,586	$346,958	$1,709,313
Net realized gain (loss)	16,311,485	6,480,584	4,894,350	10,233,959
Net change in unrealized appreciation (depreciation)	(31,244,145)	6,022,229	(10,218,499)	(2,703,178)
Net increase (decrease) in net assets resulting from operations	(13,985,622)	14,083,399	(4,977,191)	9,240,094
Dividends and Distributions to Shareholders from:
Distributable earnings:
Class II	(8,050,737)	(2,885,945)	(11,995,385)	(3,230,225)

Capital Share Transactions:
Proceeds from shares sold:
Class II	2,070,590	3,343,305	2,289,664	6,191,666
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class II	8,050,737	2,885,945	11,995,385	3,230,225
	10,121,327	6,229,250	14,285,049	9,421,891
Cost of shares redeemed:
Class II	(12,569,340)	(11,700,491)	(7,078,676)	(61,135,361)
Increase (decrease) in net assets derived from capital share transactions	(2,448,013)	(5,471,241)	7,206,373	(51,713,470)
Net Increase (Decrease) in Net Assets	(24,484,372)	5,726,213	(9,766,203)	(45,703,601)

Net Assets:
Beginning of year	101,784,447	96,058,234	39,987,920	85,691,521
End of year	$77,300,075	$101,784,447	$30,221,717	$39,987,920

See accompanying notes, which are an integral part of the financial statements.

44

Financial highlights

Delaware Ivy VIP Pathfinder Aggressive Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$5.47	$4.92	$5.00	$4.60	$5.16

Income (loss) from investment operations:
Net investment income[1]	0.05	0.08	0.09	0.07	0.13
Net realized and unrealized gain (loss)	(0.97)	0.82	0.52	0.92	(0.32)
Total from investment operations	(0.92)	0.90	0.61	0.99	(0.19)

Less dividends and distributions from:
Net investment income	(0.09)	(0.09)	(0.07)	(0.14)	(0.09)
Net realized gain	(0.39)	(0.26)	(0.62)	(0.45)	(0.28)
Total dividends and distributions	(0.48)	(0.35)	(0.69)	(0.59)	(0.37)

Net asset value, end of period	$4.07	$5.47	$4.92	$5.00	$4.60

Total return[2]	(16.72% )	18.93%	15.70%	23.24%	(4.27% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$53,652	$74 [3]	$68 [3]	$66 [3]	$59 [3]
Ratio of expenses to average net assets[4]	0.21%	0.07%	0.12%	0.09%	0.09%
Ratio of net investment income to average net assets	1.24%	1.62%	1.91%	1.41%	2.49%
Portfolio turnover	30%	18%	21%	18%	51%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

45

Financial highlights

Delaware Ivy VIP Pathfinder Conservative Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$5.50	$5.31	$5.15	$4.83	$5.16

Income (loss) from investment operations:
Net investment income[1]	0.07	0.13	0.10	0.09	0.10
Net realized and unrealized gain (loss)	(0.84)	0.39	0.49	0.59	(0.20)
Total from investment operations	(0.77)	0.52	0.59	0.68	(0.10)

Less dividends and distributions from:
Net investment income	(0.13)	(0.10)	(0.09)	(0.10)	(0.06)
Net realized gain	(0.38)	(0.23)	(0.34)	(0.26)	(0.17)
Total dividends and distributions	(0.51)	(0.33)	(0.43)	(0.36)	(0.23)

Net asset value, end of period	$4.22	$5.50	$5.31	$5.15	$4.83

Total return[2]	(14.09% )	10.18%	12.67%	14.66%	(1.93% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$84,236	$110 [3]	$112 [3]	$99 [3]	$94 [3]
Ratio of expenses to average net assets[4]	0.15%	0.06%	0.08%	0.07%	0.07%
Ratio of net investment income to average net assets	1.44%	2.32%	2.02%	1.71%	1.89%
Portfolio turnover	29%	27%	41%	31%	39%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

46

Delaware Ivy VIP Pathfinder Moderate Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$5.51	$5.15	$5.19	$4.89	$5.40

Income (loss) from investment operations:
Net investment income[1]	0.07	0.11	0.10	0.08	0.12
Net realized and unrealized gain (loss)	(0.91)	0.61	0.51	0.79	(0.31)
Total from investment operations	(0.84)	0.72	0.61	0.87	(0.19)

Less dividends and distributions from:
Net investment income	(0.12)	(0.11)	(0.09)	(0.14)	(0.08)
Net realized gain	(0.45)	(0.25)	(0.56)	(0.43)	(0.24)
Total dividends and distributions	(0.57)	(0.36)	(0.65)	(0.57)	(0.32)

Net asset value, end of period	$4.10	$5.51	$5.15	$5.19	$4.89

Total return[2]	(15.26% )	14.66%	14.35%	19.05%	(3.90% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$465,595	$635 [3]	$656 [3]	$680 [3]	$703 [3]
Ratio of expenses to average net assets[4]	0.06%	0.03%	0.04%	0.04%	0.03%
Ratio of net investment income to average net assets	1.46%	2.05%	2.05%	1.62%	2.26%
Portfolio turnover	28%	18%	21%	17%	36%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

47

Financial highlights

Delaware Ivy VIP Pathfinder Moderately Aggressive Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$5.66	$5.18	$5.32	$4.98	$5.59

Income (loss) from investment operations:
Net investment income[1]	0.06	0.10	0.10	0.08	0.13
Net realized and unrealized gain (loss)	(0.96)	0.75	0.52	0.92	(0.37)
Total from investment operations	(0.90)	0.85	0.62	1.00	(0.24)

Less dividends and distributions from:
Net investment income	(0.12)	(0.10)	(0.09)	(0.15)	(0.10)
Net realized gain	(0.49)	(0.27)	(0.67)	(0.51)	(0.27)
Total dividends and distributions	(0.61)	(0.37)	(0.76)	(0.66)	(0.37)

Net asset value, end of period	$4.15	$5.66	$5.18	$5.32	$4.98

Total return[2]	(15.90% )	16.88%	15.12%	21.40%	(4.71% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$565,995	$777 [3]	$799 [3]	$829 [3]	$838 [3]
Ratio of expenses to average net assets[4]	0.06%	0.03%	0.04%	0.03%	0.03%
Ratio of net investment income to average net assets	1.43%	1.88%	2.02%	1.56%	2.35%
Portfolio turnover	28%	17%	20%	19%	39%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

48

Delaware Ivy VIP Pathfinder Moderately Conservative Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$5.53	$5.26	$5.22	$4.90	$5.32

Income (loss) from investment operations:
Net investment income[1]	0.06	0.12	0.10	0.08	0.11
Net realized and unrealized gain (loss)	(0.87)	0.51	0.50	0.70	(0.24)
Total from investment operations	(0.81)	0.63	0.60	0.78	(0.13)

Less dividends and distributions from:
Net investment income	(0.13)	(0.11)	(0.10)	(0.12)	(0.07)
Net realized gain	(0.41)	(0.25)	(0.46)	(0.34)	(0.22)
Total dividends and distributions	(0.54)	(0.36)	(0.56)	(0.46)	(0.29)

Net asset value, end of period	$4.18	$5.53	$5.26	$5.22	$4.90

Total return[2]	(14.71% )	12.37%	13.52%	16.85%	(2.67% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$137,990	$187 [3]	$195 [3]	$202 [3]	$205 [3]
Ratio of expenses to average net assets[4]	0.17%	0.04%	0.06%	0.05%	0.05%
Ratio of net investment income to average net assets	1.39%	2.17%	2.09%	1.67%	2.07%
Portfolio turnover	31%	20%	25%	18%	34%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

49

Financial highlights

Delaware Ivy VIP Pathfinder Moderate – Managed Volatility Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$6.33	$5.77	$5.84	$5.33	$5.78

Income (loss) from investment operations:
Net investment income[1]	0.06	0.11	0.10	0.08	0.11
Net realized and unrealized gain (loss)	(0.89)	0.62	0.34	0.82	(0.33)
Total from investment operations	(0.83)	0.73	0.44	0.90	(0.22)

Less dividends and distributions from:
Net investment income	(0.17)	(0.10)	(0.08)	(0.11)	(0.06)
Net realized gain	(1.00)	(0.07)	(0.43)	(0.28)	(0.17)
Total dividends and distributions	(1.17)	(0.17)	(0.51)	(0.39)	(0.23)

Net asset value, end of period	$4.33	$6.33	$5.77	$5.84	$5.33

Total return[2]	(13.22% )	12.99%	9.07%	17.32%	(4.00% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$435,581	$530 [3]	$729 [3]	$707 [3]	$606 [3]
Ratio of expenses to average net assets[4]	0.26%	0.22%	0.23%	0.23%	0.23%
Ratio of net investment income to average net assets	1.24%	1.87%	1.78%	1.39%	2.00%
Portfolio turnover	32%	19%	42%	9%	28%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

50

Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$6.11	$5.46	$5.63	$5.15	$5.66

Income (loss) from investment operations:
Net investment income[1]	0.06	0.09	0.09	0.07	0.11
Net realized and unrealized gain (loss)	(0.91)	0.73	0.33	0.88	(0.37)
Total from investment operations	(0.85)	0.82	0.42	0.95	(0.26)

Less dividends and distributions from:
Net investment income	(0.10)	(0.09)	(0.07)	(0.12)	(0.07)
Net realized gain	(0.41)	(0.08)	(0.52)	(0.35)	(0.18)
Total dividends and distributions	(0.51)	(0.17)	(0.59)	(0.47)	(0.25)

Net asset value, end of period	$4.75	$6.11	$5.46	$5.63	$5.15

Total return[2]	(14.00% )	15.24%	9.71%	19.29%	(4.75% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$77,300	$102 [3]	$96 [3]	$93 [3]	$84 [3]
Ratio of expenses to average net assets[4]	0.35%	0.26%	0.29%	0.27%	0.27%
Ratio of net investment income to average net assets	1.12%	1.58%	1.68%	1.32%	2.04%
Portfolio turnover	44%	18%	41%	16%	37%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

51

Financial highlights

Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility Class II

Selected data for the share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$6.02	$5.64	$5.58	$5.19	$5.55

Income (loss) from investment operations:
Net investment income[1]	0.04	0.12	0.09	0.08	0.10
Net realized and unrealized gain (loss)	(0.79)	0.47	0.39	0.66	(0.24)
Total from investment operations	(0.75)	0.59	0.48	0.74	(0.14)

Less dividends and distributions from:
Net investment income	(0.27)	(0.09)	(0.08)	(0.10)	(0.05)
Net realized gain	(1.61)	(0.12)	(0.34)	(0.25)	(0.17)
Total dividends and distributions	(1.88)	(0.21)	(0.42)	(0.35)	(0.22)

Net asset value, end of period	$3.39	$6.02	$5.64	$5.58	$5.19

Total return[2]	(12.71% )	10.72%	9.61%	14.89%	(2.90% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$30,222	$40 [3]	$86 [3]	$80 [3]	$73 [3]
Ratio of expenses to average net assets[4]	0.53%	0.26%	0.30%	0.27%	0.29%
Ratio of net investment income to average net assets	1.02%	2.06%	1.77%	1.45%	1.79%
Portfolio turnover	43%	24%	45%	14%	28%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

52

Notes to financial statements

Ivy Variable Insurance Portfolios

December 31, 2022

Ivy Variable Insurance Portfolios (Trust) is organized as a Delaware statutory trust and offers 26 portfolios. These financial statements and the related notes pertain to 8 portfolios: Delaware Ivy VIP Pathfinder Aggressive, Delaware Ivy VIP Pathfinder Conservative, Delaware Ivy VIP Pathfinder Moderate, Delaware Ivy VIP Pathfinder Moderately Aggressive, and Delaware Ivy VIP Pathfinder Moderately Conservative (collectively, the “Pathfinder Portfolios”), Delaware Ivy VIP Pathfinder Moderate – Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility, and Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility (collectively, the “Managed Volatility Portfolios”) (each, a Portfolio and collectively, the Portfolios). The Trust is an open-end investment company. Each of the Portfolios are diversified as defined in the Investment Company Act of 1940, as amended (1940 Act).

Each Portfolio offers Class II shares. The shares of the Portfolios are sold only to variable life insurance separate accounts and variable annuity separate accounts.

1. Significant Accounting Policies

Each Portfolio follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Portfolios.

Security Valuation — Open-end investment companies, other than exchange-traded funds are valued at their published net asset value (NAV). Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by each Portfolio’s valuation designee, Delaware Management Company (DMC). Subject to the oversight of each Portfolio’s Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Portfolio evaluates tax positions taken or expected to be taken in the course of preparing each Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Portfolio’s tax positions taken or expected to be taken on each Portfolio’s federal income tax returns through the year ended December 31, 2022, and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in each Portfolio’s financial statements. In regard to foreign taxes only, each Portfolio has open tax years in certain foreign countries in which it invests in that may date back to the inception of each Portfolio. If applicable, each Portfolio recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended December 31, 2022, the Portfolios did not incur any interest or tax penalties.

Underlying Funds — Each Portfolio may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which each Portfolio may invest include exchange-traded funds (ETFs). Each Portfolio will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Derivative Financial Instruments — Each Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/ or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, each Portfolio must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. Each Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the

53

Notes to financial statements

Ivy Variable Insurance Portfolios

1. Significant Accounting Policies (continued)

amount of appreciation the Portfolios can realize on an investment and/or may result in lower distributions paid to shareholders. Each Portfolio’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

Segregation and Collateralizations — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, each Portfolio may deliver collateral in connection with certain investments (e.g., futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged/received to cover obligations of each Portfolio under derivative contracts, if any, will be reported separately on the “Statement of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedule of investments.”

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Portfolio are charged directly to that Portfolio. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from any Underlying Funds in which a Portfolio invests are recorded on the ex-dividend date. Each Portfolio declares net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. Each Portfolio may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Portfolio (other than the Pathfinder Portfolios) pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly, based on each Portfolio’s average daily net assets as follows:

Portfolio	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy VIP Pathfinder Moderate –
Managed Volatility	0.20% of net assets up to $500 million;
0.17% of net assets over $500 million and up to $1 billion;
0.15% of net assets over $1 billion.

Delaware Ivy VIP Pathfinder Moderately
Aggressive – Managed Volatility	0.20% of net assets up to $500 million;
0.17% of net assets over $500 million and up to $1 billion;
0.15% of net assets over $1 billion.

Delaware Ivy VIP Pathfinder Moderately
Conservative – Managed Volatility	0.20% of net assets up to $500 million;
0.17% of net assets over $500 million and up to $1 billion;
0.15% of net assets over $1 billion.

The Pathfinder Portfolios pay no management fees.

DMC uses all of the management fee it receives from the Managed Volatility Portfolios to pay Securian Asset Management Inc. (“Securian”). Accordingly, Securian receives a fee based on the average daily net assets of the Managed Volatility Portfolios.

DMC has entered into sub-advisory agreements with the following entities on behalf of the Portfolios:

54

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) is a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. With respect to the Portfolios for which MIMAK serves as a sub-advisor, DMC has principal responsibility for all investment advisory services and may seek investment advice and recommendations from MIMAK and DMC may also permit MIMAK to execute Portfolio security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMAK’s specialized market knowledge.

Securian serves as sub-advisor to the Managed Volatility Portfolios. The sub-advisor makes investment decisions in accordance with the Portfolio’s investment objectives, policies and restrictions under the supervision of DMC and the Board. DMC pays all applicable costs of the sub-advisor.

Prior to February 28, 2022, the Portfolios had an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), doing business as WI Services Company (WISC). Under the agreement, WISC acted as the agent in providing bookkeeping and accounting services and assistance to each Portfolio, including maintenance of Portfolio records, pricing of Portfolio shares and preparation of certain shareholder reports. For these services, each Portfolio paid WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	Annual Fee Rate
$0 to $10M	$0
$10 to $25M	5,748
$25 to $50M	11,550
$50 to $100M	17,748
$100 to $200M	24,198
$200 to $350M	31,602
$350 to $550M	41,250
$550 to $750M	48,150
$750 to $1,000M	60,798
Over $1,000M	74,250

In addition, each Portfolio paid WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee was voluntarily waived by WISC until each Portfolio’s net assets were at least $10 million and is included in “Accounting and administration expenses” on the “Statements of operations.”

Effective February 28, 2022, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Portfolio. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” From February 28, 2022 to December 31, 2022, each Portfolio paid for these services as follows:

Portfolio	Fees
Delaware Ivy VIP Pathfinder Aggressive	$4,082
Delaware Ivy VIP Pathfinder Conservative	3,642
Delaware Ivy VIP Pathfinder Moderate	14,822
Delaware Ivy VIP Pathfinder Moderately Aggressive	15,579
Delaware Ivy VIP Pathfinder Moderately Conservative	6,568
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	10,785
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	4,608
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	4,162

Prior to June 27, 2022, under a Transfer Agency Agreement between the Trust and WISC, each Portfolio reimbursed WISC for certain out-of-pocket costs. Effective June 27, 2022, DIFSC is also the transfer agent and dividend disbursing agent of the Portfolios. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Portfolios’ average daily net assets. This amount is

55

Notes to financial statements

Ivy Variable Insurance Portfolios

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued) included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” From June 27, 2022 through December 31, 2022, each Portfolio paid for these services as follows:

Portfolio	Fees
Delaware Ivy VIP Pathfinder Aggressive	$1,720
Delaware Ivy VIP Pathfinder Conservative	2,774
Delaware Ivy VIP Pathfinder Moderate	18,070
Delaware Ivy VIP Pathfinder Moderately Aggressive	18,306
Delaware Ivy VIP Pathfinder Moderately Conservative	4,508
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	10,915
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	2,499
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	1,026

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), effective June 27, 2022, BNYMIS provides certain sub-transfer agency services to each Portfolio. Sub-transfer agency fees are paid by each Portfolio and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, each Portfolio bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to each Portfolio. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended December 31, 2022, each Portfolio paid for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Portfolio	Fees
Delaware Ivy VIP Pathfinder Aggressive	$1,791
Delaware Ivy VIP Pathfinder Conservative	2,779
Delaware Ivy VIP Pathfinder Moderate	15,355
Delaware Ivy VIP Pathfinder Moderately Aggressive	18,704
Delaware Ivy VIP Pathfinder Moderately Conservative	4,581
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	13,468
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	2,540
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	981
Trustees’ fees include expenses accrued by each Portfolio for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Portfolios.

In addition to the management fees and other expenses of a Portfolio, a Portfolio indirectly bears the investment management fees and other expenses of any Underlying Funds in which it invests. The amount of these fees and expenses incurred indirectly by a Portfolio will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

A summary of the transactions in affiliated companies during the year ended December 31, 2022 was as follows:

56

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated fund	Net change in unrealized appreciation (depreciation) on affiliated fund	Value, end of period	Shares	Income distributions	Capital gain distributions
Delaware Ivy VIP Pathfinder Aggressive
Affiliated Mutual Funds—99.86%
Delaware Ivy VIP Core Equity Class II
	$9,178,872	$4,571,374	$1,989,417	$270,896	$(3,722,205)	$8,309,520	722,567	$19,944	$1,778,585
Delaware Ivy VIP Corporate Bond Class II
	7,186,240	738,600	1,686,369	(106,245)	(1,264,548)	4,867,678	1,084,115	139,996	159,664
Delaware Ivy VIP Growth Class II
	14,498,685	3,031,568	4,061,772	407,542	(6,068,388)	7,807,635	979,628	—	2,258,228
Delaware Ivy VIP High Income Class I
	184,761	17,925	36,441	(1,941)	(27,363)	136,941	48,561	10,262	—
Delaware Ivy VIP International Core Equity Class II
	11,908,221	1,667,121	2,022,036	(11,681)	(2,613,702)	8,927,923	629,170	219,402	755,517
Delaware Ivy VIP Limited-Term Bond Class II
	3,671,127	509,701	995,487	(34,578)	(175,232)	2,975,531	649,679	41,032	23,081
Delaware Ivy VIP Mid Cap Growth Class I
	7,150,999	1,163,089	1,922,141	340,198	(3,243,026)	3,489,119	363,450	—	922,116
Delaware Ivy VIP Small Cap Growth Class I
	1,702,929	213,010	846,522	(173,622)	(329,028)	566,767	92,760	—	161,405
Delaware Ivy VIP Smid Cap Core Class II
	444,429	898,801	249,413	1,821	(255,072)	840,566	75,455	—	152,347
Delaware Ivy VIP Value Class II
	7,858,869	4,819,677	1,866,107	117,166	(2,983,242)	7,946,363	1,429,202	111,594	2,316,641
Delaware VIP Global Value Equity Class II
	9,985,397	2,867,470	1,824,296	141,303	(3,460,061)	7,709,813	1,748,257	305,647	1,919,148
Total	$73,770,529	$20,498,336	$17,500,001	$950,859	$(24,141,867)	$53,577,856		$847,877	$10,446,732

57

Notes to financial statements

Ivy Variable Insurance Portfolios

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated fund	Net change in unrealized appreciation (depreciation) on affiliated fund	Value, end of period	Shares	Income distributions	Capital gain distributions
Delaware Ivy VIP Pathfinder Conservative
Affiliated Mutual Funds—99.83%
Delaware Ivy VIP Core Equity Class II
	$8,080,468	$5,844,564	$2,069,383	$212,806	$(3,622,306)	$8,446,149	734,448	$20,655	$1,842,002
Delaware Ivy VIP Corporate Bond Class II
	31,506,244	3,520,637	5,004,701	(142,311)	(6,126,431)	23,753,438	5,290,298	666,824	760,510
Delaware Ivy VIP Growth Class II
	14,240,107	3,751,005	4,733,946	403,606	(6,014,344)	7,646,428	959,401	—	2,297,003
Delaware Ivy VIP High Income Class I
	1,373,629	167,041	242,737	(5,877)	(217,038)	1,075,018	381,212	78,854	—
Delaware Ivy VIP International Core Equity Class II
	5,899,916	1,122,454	1,307,128	(268)	(1,333,261)	4,381,713	308,789	115,073	396,257
Delaware Ivy VIP Limited-Term Bond Class II
	27,291,863	2,851,498	6,894,599	(217,276)	(1,397,841)	21,633,645	4,723,503	321,087	180,612
Delaware Ivy VIP Mid Cap Growth Class I
	7,444,303	1,489,905	2,567,733	314,705	(3,193,907)	3,487,273	363,258	—	899,946
Delaware Ivy VIP Small Cap Growth Class I
	1,518,356	246,765	732,267	(155,272)	(309,301)	568,281	93,008	—	155,926
Delaware Ivy VIP Smid Cap Core Class II
	132,117	1,285,078	207,708	3,684	(220,730)	992,441	89,088	—	143,482
Delaware Ivy VIP Value Class II
	7,233,782	5,843,241	2,558,638	214,256	(2,950,328)	7,782,313	1,399,697	107,791	2,237,702
Delaware VIP Global Value Equity Class II
	4,946,484	2,013,209	937,428	63,955	(1,760,321)	4,325,899	980,929	159,073	998,812
Total	$109,667,269	$28,135,397	$27,256,268	$692,008	$(27,145,808)	$84,092,598		$1,469,357	$9,912,252

58

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated fund	Net change in unrealized appreciation (depreciation) on affiliated fund	Value, end of period	Shares	Income distributions	Capital gain distributions
Delaware Ivy VIP Pathfinder Moderate
Affiliated Mutual Funds—99.79%
Delaware Ivy VIP Core Equity Class II
	$62,752,681	$35,266,504	$14,184,772	$1,693,127	$(26,175,247)	$59,352,293	5,161,069	$144,661	$12,900,362
Delaware Ivy VIP Corporate Bond Class II
	121,848,884	9,709,594	21,237,729	(962,288)	(22,628,689)	86,729,772	19,316,208	2,446,890	2,790,668
Delaware Ivy VIP Growth Class II
	103,399,554	21,814,558	30,038,972	3,300,130	(43,507,623)	54,967,647	6,896,819	—	16,165,515
Delaware Ivy VIP High Income Class I
	4,760,134	398,389	799,629	(67,847)	(694,242)	3,596,805	1,275,463	269,103	—
Delaware Ivy VIP International Core Equity Class II
	68,143,283	8,359,999	10,641,959	110,715	(15,178,633)	50,793,405	3,579,521	1,272,046	4,380,325
Delaware Ivy VIP Limited-Term Bond Class II
	94,578,066	7,149,921	23,581,754	(921,468)	(4,568,867)	72,655,898	15,863,733	1,096,172	616,597
Delaware Ivy VIP Mid Cap Growth Class I
	52,183,853	8,389,025	15,210,625	2,046,470	(22,663,842)	24,744,881	2,577,592	—	6,473,626
Delaware Ivy VIP Small Cap Growth Class I
	11,687,167	1,475,417	5,643,704	(1,238,671)	(2,228,525)	4,051,684	663,123	—	1,127,513
Delaware Ivy VIP Smid Cap Core Class II
	2,288,653	7,433,102	1,596,351	24,702	(1,732,361)	6,417,745	576,099	—	1,070,293
Delaware Ivy VIP Value Class II
	54,635,744	36,015,009	14,478,959	1,132,615	(21,359,921)	55,944,488	10,061,958	794,767	16,499,046
Delaware VIP Global Value Equity Class II
	57,145,854	16,618,324	9,092,961	241,116	(19,541,270)	45,371,063	10,288,223	1,795,628	11,274,694
Total	$633,423,873	$152,629,842	$146,507,415	$5,358,601	$(180,279,220)	$464,625,681		$7,819,267	$73,298,639

59

Notes to financial statements

Ivy Variable Insurance Portfolios

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated fund	Net change in unrealized appreciation (depreciation) on affiliated fund	Value, end of period	Shares	Income distributions	Capital gain distributions
Delaware Ivy VIP Pathfinder Moderately Aggressive
Affiliated Mutual Funds—99.79%
Delaware Ivy VIP Core Equity Class II
	$86,663,258	$45,217,484	$18,741,557	$2,213,098	$(35,487,856)	$79,864,427	6,944,733	$194,825	$17,373,804
Delaware Ivy VIP Corporate Bond Class II
	112,350,661	9,805,077	22,127,394	(1,267,788)	(20,396,178)	78,364,378	17,453,091	2,238,174	2,552,629
Delaware Ivy VIP Growth Class II
	139,532,663	28,550,865	38,928,703	4,197,596	(58,797,764)	74,554,657	9,354,411	—	21,964,865
Delaware Ivy VIP High Income Class I
	3,884,486	355,420	701,417	(70,458)	(553,408)	2,914,623	1,033,554	220,081	—
Delaware Ivy VIP International Core Equity Class II
	104,254,774	12,745,021	15,960,288	102,190	(23,221,002)	77,920,695	5,491,240	1,947,694	6,706,934
Delaware Ivy VIP Limited-Term Bond Class II
	77,180,123	6,858,066	19,756,687	(768,509)	(3,678,998)	59,833,995	13,064,191	881,408	495,792
Delaware Ivy VIP Mid Cap Growth Class I
	69,505,260	11,431,311	19,556,394	2,442,245	(30,377,292)	33,445,130	3,483,868	—	8,841,727
Delaware Ivy VIP Small Cap Growth Class I
	16,091,801	1,990,852	7,845,522	(1,627,090)	(3,140,461)	5,469,580	895,185	—	1,542,982
Delaware Ivy VIP Smid Cap Core Class II
	3,734,944	9,245,973	2,250,310	26,441	(2,403,883)	8,353,165	749,835	—	1,458,635
Delaware Ivy VIP Value Class II
	74,739,751	47,540,638	18,905,188	1,559,012	(29,054,579)	75,879,634	13,647,416	1,078,153	22,382,053
Delaware VIP Global Value Equity Class II
	87,433,224	24,490,672	14,282,105	392,571	(29,814,226)	68,220,136	15,469,419	2,730,634	17,145,569
Total	$775,370,945	$198,231,379	$179,055,565	$7,199,308	$(236,925,647)	$564,820,420		$9,290,969	$100,464,990

60

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated fund	Net change in unrealized appreciation (depreciation) on affiliated fund	Value, end of period	Shares	Income distributions	Capital gain distributions
Delaware Ivy VIP Pathfinder Moderately Conservative
Affiliated Mutual Funds—99.83%
Delaware Ivy VIP Core Equity Class II
	$16,110,082	$10,223,878	$4,139,100	$508,085	$(6,985,954)	$15,716,991	1,366,695	$38,766	$3,457,001
Delaware Ivy VIP Corporate Bond Class II
	44,726,603	4,476,132	8,125,680	(332,286)	(8,427,413)	32,317,356	7,197,629	921,876	1,051,395
Delaware Ivy VIP Growth Class II
	27,330,486	6,123,612	8,312,166	817,195	(11,547,153)	14,411,974	1,808,278	—	4,367,341
Delaware Ivy VIP High Income Class I
	1,868,743	203,344	361,744	(26,645)	(270,819)	1,412,879	501,021	104,692	—
Delaware Ivy VIP International Core Equity Class II
	15,052,572	2,325,122	2,900,919	23,076	(3,382,753)	11,117,098	783,446	288,585	993,750
Delaware Ivy VIP Limited-Term Bond Class II
	37,128,370	3,400,054	9,879,605	(335,913)	(1,821,800)	28,491,106	6,220,765	425,665	239,436
Delaware Ivy VIP Mid Cap Growth Class I
	14,014,280	2,619,358	4,607,829	605,837	(6,108,550)	6,523,096	679,489	—	1,736,753
Delaware Ivy VIP Small Cap Growth Class I
	3,012,381	435,867	1,477,344	(313,239)	(593,873)	1,063,792	174,107	—	300,692
Delaware Ivy VIP Smid Cap Core Class II
	449,419	2,190,974	445,928	7,761	(437,380)	1,764,846	158,424	—	276,189
Delaware Ivy VIP Value Class II
	14,197,909	10,614,293	4,937,315	440,732	(5,647,552)	14,668,067	2,638,142	204,705	4,249,606
Delaware VIP Global Value Equity Class II
	12,622,418	4,337,380	2,457,373	8,519	(4,243,479)	10,267,465	2,328,223	393,880	2,473,161
Total	$186,513,263	$46,950,014	$47,645,003	$1,403,122	$(49,466,726)	$137,754,670		$2,378,169	$19,145,324

61

Notes to financial statements

Ivy Variable Insurance Portfolios

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated fund	Net change in unrealized appreciation (depreciation) on affiliated fund	Value, end of period	Shares	Income distributions	Capital gain distributions
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility
Affiliated Mutual Funds—97.73%
Delaware Ivy VIP Core Equity Class II
	$50,867,788	$37,799,489	$14,067,362	$1,659,253	$(21,856,425)	$54,402,743	4,730,673	$121,348	$10,821,363
Delaware Ivy VIP Corporate Bond Class II
	98,434,004	20,389,850	19,451,539	(204,912)	(19,649,128)	79,518,275	17,710,084	2,094,380	2,388,632
Delaware Ivy VIP Growth Class II
	84,004,437	30,898,540	30,676,804	2,444,654	(36,276,715)	50,394,112	6,322,975	—	13,927,542
Delaware Ivy VIP High Income Class I
	3,844,919	683,982	618,349	(28,574)	(605,867)	3,276,111	1,161,742	226,369	—
Delaware Ivy VIP International Core Equity Class II
	55,040,198	16,877,128	12,866,246	563,953	(13,058,263)	46,556,770	3,280,956	1,099,356	3,785,660
Delaware Ivy VIP Limited-Term Bond Class II
	76,306,200	14,619,066	19,777,335	(504,516)	(4,124,531)	66,518,884	14,523,774	945,496	531,841
Delaware Ivy VIP Mid Cap Growth Class I
	42,363,309	12,918,254	15,529,921	1,898,597	(18,974,482)	22,675,757	2,362,058	—	5,519,604
Delaware Ivy VIP Small Cap Growth Class I
	9,381,799	1,973,830	4,845,670	(1,075,587)	(1,778,377)	3,655,995	598,362	—	948,697
Delaware Ivy VIP Smid Cap Core Class II
	1,840,875	6,843,156	1,414,642	34,590	(1,437,053)	5,866,926	526,654	—	885,507
Delaware Ivy VIP Value Class II
	44,236,648	38,233,494	14,387,808	1,108,405	(17,901,021)	51,289,718	9,224,769	667,105	13,848,845
Delaware VIP Global Value Equity Class II
	45,987,441	20,853,262	9,139,082	2,646	(16,149,257)	41,555,010	9,422,905	1,531,318	9,615,102
Total	$512,307,618	$202,090,051	$142,774,758	$5,898,509	$(151,811,119)	$425,710,301		$6,685,372	$62,272,793

62

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated fund	Net change in unrealized appreciation (depreciation) on affiliated fund	Value, end of period	Shares	Income distributions	Capital gain distributions
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility
Affiliated Mutual Funds—97.80%
Delaware Ivy VIP Core Equity Class II
	$11,007,679	$7,729,564	$3,763,995	$481,641	$(4,759,427)	$10,695,462	930,040	$25,496	$2,273,629
Delaware Ivy VIP Corporate Bond Class II
	14,266,341	3,408,156	4,370,840	(107,430)	(2,703,907)	10,492,320	2,336,820	293,938	335,235
Delaware Ivy VIP Growth Class II
	17,719,222	6,625,742	7,194,018	550,305	(7,722,274)	9,978,977	1,252,067	—	2,979,134
Delaware Ivy VIP High Income Class I
	493,316	103,032	130,419	(2,762)	(76,991)	386,176	136,942	28,141	—
Delaware Ivy VIP International Core Equity Class II
	13,249,590	4,146,129	3,996,999	132,979	(3,097,776)	10,433,923	735,301	257,351	886,194
Delaware Ivy VIP Limited-Term Bond Class II
	9,800,936	2,649,990	3,851,427	(81,010)	(496,933)	8,021,556	1,751,431	115,175	64,786
Delaware Ivy VIP Mid Cap Growth Class I
	8,832,526	2,839,202	3,613,249	433,096	(4,026,834)	4,464,741	465,077	—	1,178,822
Delaware Ivy VIP Small Cap Growth Class I
	2,046,124	455,049	1,165,673	(250,686)	(358,776)	726,038	118,828	—	202,287
Delaware Ivy VIP Smid Cap Core Class II
	474,748	1,348,660	414,616	7,299	(305,760)	1,110,331	99,671	—	185,483
Delaware Ivy VIP Value Class II
	9,496,135	8,373,876	4,257,286	468,362	(3,924,795)	10,156,292	1,826,671	136,243	2,828,351
Delaware VIP Global Value Equity Class II
	11,110,153	4,964,590	3,210,540	270,854	(4,004,836)	9,130,221	2,070,345	348,523	2,188,365
Total	$98,496,770	$42,643,990	$35,969,062	$1,902,648	$(31,478,309)	$75,596,037		$1,204,867	$13,122,286

63

Notes to financial statements

Ivy Variable Insurance Portfolios

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated fund	Net change in unrealized appreciation (depreciation) on affiliated fund	Value, end of period	Shares	Income distributions	Capital gain distributions
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility
Affiliated Mutual Funds—97.84%
Delaware Ivy VIP Core Equity Class II
	$3,384,033	$2,689,241	$1,371,968	$161,256	$(1,489,259)	$3,373,303	293,331	$8,101	$722,433
Delaware Ivy VIP Corporate Bond Class II
	9,326,207	1,974,356	2,507,121	(106,468)	(1,748,525)	6,938,449	1,545,312	195,244	222,674
Delaware Ivy VIP Growth Class II
	5,777,567	2,207,632	2,660,801	136,803	(2,367,388)	3,093,813	388,182	—	922,126
Delaware Ivy VIP High Income Class I
	389,266	69,655	95,198	(3,679)	(59,471)	300,573	106,586	22,402	—
Delaware Ivy VIP International Core Equity Class II
	3,125,553	1,032,578	1,073,390	19,377	(718,806)	2,385,312	168,098	61,316	211,144
Delaware Ivy VIP Limited-Term Bond Class II
	7,713,598	1,423,566	2,555,137	(64,479)	(397,093)	6,120,455	1,336,344	93,360	52,515
Delaware Ivy VIP Mid Cap Growth Class I
	2,946,158	898,001	1,308,415	142,512	(1,278,507)	1,399,749	145,807	—	363,875
Delaware Ivy VIP Small Cap Growth Class I
	613,637	137,035	337,389	(87,076)	(97,598)	228,609	37,415	—	62,608
Delaware Ivy VIP Smid Cap Core Class II
	92,226	496,464	122,003	3,700	(92,835)	377,552	33,892	—	58,359
Delaware Ivy VIP Value Class II
	2,971,031	2,650,143	1,370,461	84,674	(1,186,583)	3,148,804	566,332	43,958	912,557
Delaware VIP Global Value Equity Class II
	2,599,111	1,223,926	718,510	(15,378)	(885,851)	2,203,298	499,614	85,670	537,919
Total	$38,938,387	$14,802,597	$14,120,393	$271,242	$(10,321,916)	$29,569,917		$510,051	$4,066,210

3. Investments

For the year ended December 31, 2022, each Portfolio made purchases and sales of investment securities other than short-term investments as follows:

Portfolio	Purchases other than US government securities	Sales other than US government securities
Delaware Ivy VIP Pathfinder Aggressive	$20,498,336	$17,500,001
Delaware Ivy VIP Pathfinder Conservative	28,135,397	27,256,268
Delaware Ivy VIP Pathfinder Moderate	152,629,842	146,507,415
Delaware Ivy VIP Pathfinder Moderately Aggressive	198,231,379	179,055,565
Delaware Ivy VIP Pathfinder Moderately Conservative	46,950,014	47,645,003
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	202,090,051	142,774,758
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	42,643,990	35,969,062
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	14,802,597	14,120,393

64

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Portfolio were as follows:

Portfolio	Cost of investments and derivatives	Aggregate unrealized appreciation of investments and derivatives	Aggregate unrealized depreciation of investments and derivatives	Net unrealized appreciation (depreciation) of investments and derivatives
Delaware Ivy VIP Pathfinder Aggressive	$70,568,628	$16,796,291	$(33,649,742)	$(16,853,451)
Delaware Ivy VIP Pathfinder Conservative	106,532,230	—	(22,231,412)	(22,231,412)
Delaware Ivy VIP Pathfinder Moderate	597,656,556	131,571,247	(263,442,058)	(131,870,811)
Delaware Ivy VIP Pathfinder Moderately Aggressive	734,045,810	—	(167,817,601)	(167,817,601)
Delaware Ivy VIP Pathfinder Moderately Conservative	175,850,723	344,299	(38,096,053)	(37,751,754)
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	557,594,227	—	(122,320,110)	(122,320,110)
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	100,678,809	23,171,204	(46,561,383)	(23,390,179)
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	39,795,232	—	(9,557,310)	(9,557,310)

US GAAP defines fair value as the price that each Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Portfolio’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3 –	Significant unobservable inputs, including each Portfolio’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

65

Notes to financial statements

Ivy Variable Insurance Portfolios

3. Investments (continued)

The following tables summarize the valuation of each Portfolio’s investments by fair value hierarchy levels as of December 31, 2022:

Delaware Ivy VIP Pathfinder Aggressive
Level 1
Securities
Assets:
Affiliated Mutual Funds	$53,577,856
Short-Term Investments	137,321
Total Value of Securities	$53,715,177

Delaware Ivy VIP Pathfinder Conservative
Level 1
Securities
Assets:
Affiliated Mutual Funds	$84,092,598
Short-Term Investments	208,220
Total Value of Securities	$84,300,818

Delaware Ivy VIP Pathfinder Moderate
Level 1
Securities
Assets:
Affiliated Mutual Funds	$464,625,681
Short-Term Investments	1,160,064
Total Value of Securities	$465,785,745

Delaware Ivy VIP Pathfinder Moderately Aggressive
Level 1
Securities
Assets:
Affiliated Mutual Funds	$564,820,420
Short-Term Investments	1,407,789
Total Value of Securities	$566,228,209

66

Delaware Ivy VIP Pathfinder Moderately Conservative
Level 1
Securities
Assets:
Affiliated Mutual Funds	$137,754,670
Short-Term Investments	344,299
Total Value of Securities	$138,098,969

Delaware Ivy VIP Pathfinder Moderate – Managed Volatility
Level 1
Securities
Assets:
Affiliated Mutual Funds	$425,710,301
Short-Term Investments	8,700,908
Total Value of Securities	$434,411,209

Derivatives[1]
Assets:
Futures Contracts	$862,908
[1]	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility
Level 1
Securities
Assets:
Affiliated Mutual Funds	$75,596,037
Short-Term Investments	1,546,332
Total Value of Securities	$77,142,369

Derivatives[1]
Assets:
Futures Contracts	$146,261
[1]	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

67

Notes to financial statements

Ivy Variable Insurance Portfolios

3. Investments (continued)

Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility
Level 1
Securities
Assets:
Affiliated Mutual Funds	$29,569,917
Short-Term Investments	603,522
Total Value of Securities	$30,173,439

Derivatives[1]
Assets:
Futures Contracts	$64,483
[1]	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended December 31, 2022, there were no transfers into or out of Level 3 investments. Each Portfolio’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when a Portfolio has a significant amount of Level 3 investments at the beginning or end of the year in relation to each Portfolio’s net assets. During the year ended December 31, 2022, there were no Level 3 investments.

68

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:

	Ordinary income	Long-term capital gains	Total
Year ended December 31, 2022:
Delaware Ivy VIP Pathfinder Aggressive	$1,498,412	$4,583,380	$6,081,792
Delaware Ivy VIP Pathfinder Conservative	3,030,303	6,890,561	9,920,864
Delaware Ivy VIP Pathfinder Moderate	14,728,256	47,541,942	62,270,198
Delaware Ivy VIP Pathfinder Moderately Aggressive	16,658,209	61,984,034	78,642,243
Delaware Ivy VIP Pathfinder Moderately Conservative	4,480,748	12,866,148	17,346,896
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	15,103,477	80,688,686	95,792,163
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	1,613,342	6,437,395	8,050,737
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	2,172,241	9,823,144	11,995,385

Year ended December 31, 2021:
Delaware Ivy VIP Pathfinder Aggressive	1,596,762	3,021,972	4,618,734
Delaware Ivy VIP Pathfinder Conservative	3,023,122	3,760,172	6,783,294
Delaware Ivy VIP Pathfinder Moderate	16,714,721	26,045,525	42,760,246
Delaware Ivy VIP Pathfinder Moderately Aggressive	20,765,959	32,434,315	53,200,274
Delaware Ivy VIP Pathfinder Moderately Conservative	5,195,138	7,287,721	12,482,859
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	12,123,096	9,203,657	21,326,753
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	1,487,007	1,398,938	2,885,945
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	1,532,015	1,698,210	3,230,225

5. Components of Net Assets on a Tax Basis

As of December 31, 2022, the components of net assets on a tax basis were as follows:

	Delaware Ivy VIP Pathfinder Aggressive	Delaware Ivy VIP Pathfinder Conservative	Delaware Ivy VIP Pathfinder Moderate	Delaware Ivy VIP Pathfinder Moderately Aggressive
Shares of beneficial interest	$58,370,174	$94,550,188	$511,302,636	$617,021,503
Undistributed ordinary income	3,448,289	3,728,937	26,623,290	35,423,677
Undistributed long-term capital gains	8,692,462	8,194,288	59,580,314	81,414,730
Other temporary differences	(5,086)	(5,730)	(40,043)	(47,735)
Unrealized appreciation (depreciation) of investments and derivatives	(16,853,451)	(22,231,412)	(131,870,811)	(167,817,601)
Net assets	$53,652,388	$84,236,271	$465,595,386	$565,994,574

69

Notes to financial statements

Ivy Variable Insurance Portfolios

5. Components of Net Assets on a Tax Basis (continued)

	Delaware Ivy VIP Pathfinder Moderately Conservative	Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility
Shares of beneficial interest	$153,031,231	$475,330,298	$83,209,221	$34,442,768
Undistributed ordinary income	7,053,028	26,680,113	5,221,597	1,775,825
Undistributed long-term capital gains	15,670,388	55,912,692	12,271,395	3,572,113
Other temporary differences	(12,806)	(21,563)	(11,959)	(11,679)
Unrealized appreciation (depreciation) of investments and derivatives	(37,751,754)	(122,320,110)	(23,390,179)	(9,557,310)
Net assets	$137,990,087	$435,581,430	$77,300,075	$30,221,717

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, deferred directors fees, unamortized organizational costs, and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to capital gain distributions from underlying regulated investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2022, the Portfolios had no reclassifications.

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Ivy VIP Pathfinder Aggressive		Delaware Ivy VIP Pathfinder Conservative		Delaware Ivy VIP Pathfinder Moderate
	Year ended		Year ended		Year ended
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Shares sold:
Class II	278,057	218,691	668,715	1,422,907	435,677	334,618

Shares issued upon reinvestment of dividends and distributions:
Class II	1,497,978	918,548	2,339,827	1,303,477	15,187,853	8,317,981
	1,776,035	1,137,239	3,008,542	2,726,384	15,623,530	8,652,599

Shares redeemed:
Class II	(2,118,183)	(1,420,014)	(3,018,788)	(3,765,450)	(17,135,328)	(21,048,827)
Net decrease	(342,148)	(282,775)	(10,246)	(1,039,066)	(1,511,798)	(12,396,228)

70

	Delaware Ivy VIP Pathfinder Moderately Aggressive		Delaware Ivy VIP Pathfinder Moderately Conservative		Delaware Ivy VIP Pathfinder Moderate – Managed Volatility
	Year ended		Year ended		Year ended
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Shares sold:
Class II	896,493	880,297	78,272	516,151	2,885,467	2,920,413

Shares issued upon reinvestment of dividends and distributions:
Class II	18,995,711	10,160,868	4,130,213	2,403,138	22,122,901	3,584,931
	19,892,204	11,041,165	4,208,485	2,919,289	25,008,368	6,505,344

Shares redeemed:
Class II	(20,729,425)	(27,863,242)	(5,072,321)	(6,094,096)	(8,036,060)	(49,187,824)
Net increase (decrease)	(837,221)	(16,822,077)	(863,836)	(3,174,807)	16,972,308	(42,682,480)

	Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility		Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility
	Year ended		Year ended
	12/31/22	12/31/21	12/31/22	12/31/21
Shares sold:
Class II	390,290	571,261	595,866	1,065,285

Shares issued upon reinvestment of dividends and distributions:
Class II	1,698,468	506,555	3,517,708	566,786
	2,088,758	1,077,816	4,113,574	1,632,071

Shares redeemed:
Class II	(2,473,446)	(2,011,409)	(1,842,890)	(10,182,770)
Net increase (decrease)	(384,688)	(933,593)	2,270,684	(8,550,699)

7. Interfund Lending Program

Pursuant to an exemptive order issued by the SEC (Order), the Ivy Funds and Ivy Variable Insurance Portfolios (collectively, the Funds only for purposes of this Note 7) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each, an Interfund Loan), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. This program is in existence but is not currently in use. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended December 31, 2022.

71

Notes to financial statements

Ivy Variable Insurance Portfolios

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Portfolios may use futures in the normal course of pursuing its investment objective. The Portfolios may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolios deposit cash or pledge US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Portfolios because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. The Managed Volatility Portfolios posted cash collateral as margin for open futures contracts, which is disclosed on the “Statements of assets and liabilities” under “Cash collateral due from broker on futures contracts.” Open futures contracts, if any, are disclosed on the “Schedules of investments.”

During the year ended December 31, 2022, the Managed Volatility Portfolios invested in futures contracts to hedge the Portfolios’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

During the year ended December 31, 2022, the Managed Volatility Portfolios experienced net realized and unrealized gains or losses attributable to futures contracts, which are disclosed on the “Statements of operations.”

The table below summarizes the average quarterly balance of derivative holdings by each Portfolio during the year ended December 31, 2022:

	Short Derivative Volume
	Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility
Futures contracts (average notional value)	$(44,592,727)	$(8,036,503)	$(3,463,545)

9. Securities Lending

Each Portfolio, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

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Cash collateral received by each Portfolio of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Portfolio. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. Each Portfolio can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Portfolio or, at the discretion of the lending agent, replace the loaned securities. Each Portfolio continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Portfolio, the security lending agent, and the borrower. Each Portfolio records security lending income net of allocations to the security lending agent and the borrower.

Each Portfolio may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Portfolio’s cash collateral account may be less than the amount each Portfolio would be required to return to the borrowers of the securities and each Portfolio would be required to make up for this shortfall.

During the year ended December 31, 2022, the Portfolios had no securities out on loan.

10. Credit and Market Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Because each Portfolio invests substantially all of its assets in Ivy Variable Insurance Portfolios mutual funds, the risks associated with investing in the Portfolios are closely related to the risks associated with the securities and other investments held by the Underlying Funds.

Certain Underlying Funds may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Underlying Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default and are not obligated to dispose of securities whose issuers subsequently default.

In the normal course of business, the Underlying Funds may invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Underlying Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Underlying Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Underlying Funds have unsettled or open transactions may fail to or be unable to

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Notes to financial statements

Ivy Variable Insurance Portfolios

10. Credit and Market Risk (continued)

perform on its commitments. The Underlying Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Underlying Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties.

Certain Underlying Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument.

If an Underlying Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Underlying Funds, or, in the case of hedging positions, that the Underlying Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

11. Contractual Obligations

Each Portfolio enters into contracts in the normal course of business that contain a variety of indemnifications. Each Portfolio’s maximum exposure under these arrangements is unknown. However, each Portfolio has not had prior claims or losses pursuant to these contracts. Management has reviewed each Portfolio’s existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in the Portfolios’ financial statements.

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Report of independent registered public accounting firm

To the Board of Trustees of Ivy Variable Insurance Portfolios and Shareholders of Delaware Ivy VIP Pathfinder Aggressive, Delaware Ivy VIP Pathfinder Conservative, Delaware Ivy VIP Pathfinder Moderate, Delaware Ivy VIP Pathfinder Moderately Aggressive, Delaware Ivy VIP Pathfinder Moderately Conservative, Delaware Ivy VIP Pathfinder Moderate — Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility and Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Ivy VIP Pathfinder Aggressive, Delaware Ivy VIP Pathfinder Conservative, Delaware Ivy VIP Pathfinder Moderate, Delaware Ivy VIP Pathfinder Moderately Aggressive, Delaware Ivy VIP Pathfinder Moderately Conservative, Delaware Ivy VIP Pathfinder Moderate — Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility and Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility (eight of the portfolios constituting Ivy Variable Insurance Portfolios, hereafter collectively referred to as the “Portfolios”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022 and the statements of changes in net assets and the financial highlights for each of the two years in the period ended December 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2022, the results of each of their operations for the year ended December 31, 2022, and the changes in each of their net assets and each of the financial highlights for each of the two years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Portfolios as of and for the year ended December 31, 2020 and the financial highlights for each of the periods ended on or prior to December 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 12, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 23, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

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Other Portfolio information (Unaudited)

Ivy Variable Insurance Portfolios

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Portfolio to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended December 31, 2022, each Portfolio reports distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
Delaware Ivy VIP Pathfinder Aggressive	75.36%	24.64%	100.00%	26.42%
Delaware Ivy VIP Pathfinder Conservative	69.46%	30.54%	100.00%	12.35%
Delaware Ivy VIP Pathfinder Moderate	76.35%	23.65%	100.00%	19.81%
Delaware Ivy VIP Pathfinder Moderately Aggressive	78.82%	21.18%	100.00%	24.89%
Delaware Ivy VIP Pathfinder Moderately Conservative	74.17%	25.83%	100.00%	16.73%
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	84.23%	15.77%	100.00%	21.94%
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	79.96%	20.04%	100.00%	29.90%
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	81.89%	18.11%	100.00%	15.67%

(A) and (B) are based on a percentage of each Portfolio’s total distributions.

(C) is based on each Portfolio’s ordinary income distributions.

1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

For the fiscal year ended December 31, 2022, certain dividends paid by each Portfolio, determined to be Qualified Short-Term Capital Gains, may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended December 31, 2022, the Portfolios have reported maximum distributions of Qualified Short-Term Capital Gains as follows:

Qualified Short-Term Capital Gains
Delaware Ivy VIP Pathfinder Aggressive	$111,809
Delaware Ivy VIP Pathfinder Conservative	172,174
Delaware Ivy VIP Pathfinder Moderate	1,550,727
Delaware Ivy VIP Pathfinder Moderately Aggressive	1,899,519
Delaware Ivy VIP Pathfinder Moderately Conservative	463,006
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	5,996,422
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	1,065,362
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	485,171

Each Portfolio intends to pass through foreign tax credits in the maximum amount and the gross foreign source income earned during the fiscal year 2022 by each Portfolio was as follows:

	Foreign Tax Credits	Gross Foreign Source Income Earned
Delaware Ivy VIP Pathfinder Aggressive	$32,552	$340,685
Delaware Ivy VIP Pathfinder Conservative	17,010	178,115
Delaware Ivy VIP Pathfinder Moderate	189,932	1,986,075
Delaware Ivy VIP Pathfinder Moderately Aggressive	289,858	3,032,337
Delaware Ivy VIP Pathfinder Moderately Conservative	42,400	444,355
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	163,099	1,706,979

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	Foreign Tax Credits	Gross Foreign Source Income Earned
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	$37,672	$395,005
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	9,110	95,327

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022

At a meeting held on August 9-11, 2022 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware Ivy VIP Pathfinder Aggressive, Delaware Ivy VIP Pathfinder Moderately Aggressive, Delaware Ivy VIP Pathfinder Moderate, Delaware Ivy VIP Pathfinder Moderately Conservative, Delaware Ivy VIP Pathfinder Conservative, Delaware Ivy VIP Pathfinder Moderate – Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility and Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility (each, a “Fund” and together, the “Funds”) Investment Management Agreements with Delaware Management Company (“DMC”); and the Sub-Advisory Agreements with Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK” or the “Affiliated Sub-Adviser”) and with Securian Asset Management, Inc. (“Securian” and together with the Affiliated Sub-Adviser, the “Sub-Advisers”), as applicable.

Prior to the Meeting, including at a Board meeting held in May 2022, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the applicable Investment Committee, with each Investment Committee assisting the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Investment Management Agreements and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2022. In considering and approving the Investment Management Agreements and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Funds’ Investment Management Agreements and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Investment Management Agreements and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Funds by DMC under its Investment Management Agreements and the experience of the officers and employees of DMC who provide these services, including each Fund’s portfolio manager. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain qualified investment professionals. The Board considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates. The Board also considered non-advisory services that DMC and its affiliates provide to the Delaware Funds, including third party oversight, transfer agent, internal audit, valuation, portfolio trading, and legal and compliance. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

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Other Portfolio information (Unaudited)

Ivy Variable Insurance Portfolios

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

The Board received and considered various information with respect to the services provided by the Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Sub-Advisers who provide these services, including each Fund’s MIMAK portfolio managers. The Board considered the division of responsibilities between DMC and the Sub-Advisers and the oversight provided by DMC. The Board considered the expertise of the Sub-Advisers with respect to certain asset classes and/or investment styles. The Affiliated Sub-Adviser is part of Macquarie’s global investment platform that has offices and personnel that are located around the world. As a result, the Board noted that DMC had stated that the Affiliated Sub-Adviser can provide research, investment and trading analysis on the markets and economies of various countries in which the Funds may invest, make recommendations regarding securities and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Funds and their shareholders by permitting DMC to use the resources and talents of the Sub-Advisers in managing the Funds.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Funds by DMC and the Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Funds, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for each Fund showed its investment performance in comparison to a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the funds in the Performance Universe. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5- and 10-year and since inception periods, as applicable, ended December 31, 2021. The Board considered that the Funds were managed by Ivy Investment Management Company prior to the acquisition of its parent company, Waddell & Reed Financial, Inc. and its subsidiaries (the “Transaction”), and that each Fund’s performance prior to the closing of the Transaction on April 30, 2021 is that of its predecessor manager.

Delaware Ivy VIP Pathfinder Aggressive – The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation growth funds underlying variable insurance products, regardless of asset size or primary channel of distribution The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5- and 10-year periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1- and 5-year periods and underperformed its benchmark index for the 3- and 10-year periods. The Board, however, noted that one of the Fund’s portfolio managers began managing the Fund in October 2016 and the Fund’s other two portfolio managers only began managing the Fund in November 2021. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark during the periods under review.

Delaware Ivy VIP Pathfinder Moderately Aggressive – The Performance Universe for the Fund consisted of the Fund, the Expense Group, and all other mixed-asset target allocation moderate funds of funds underlying variable insurance products, excluding outliers. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5- and 10-year periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-year period and underperformed its benchmark index for the 3-, 5- and 10-year periods. The Board, however, noted that one of the Fund’s portfolio managers began managing the Fund in October 2016 and the Fund’s other two portfolio managers only began managing the Fund in November 2021. The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review.

Delaware Ivy VIP Pathfinder Moderate – The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3- and 5-year periods was in the first quartile and for the 10-year period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-year period and underperformed its benchmark index for the 3-, 5- and 10-year periods. The Board, however, noted that one of

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the Fund’s portfolio managers began managing the Fund in October 2016 and the Fund’s other two portfolio managers only began managing the Fund in November 2021. The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review.

Delaware Ivy VIP Pathfinder Moderately Conservative – The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the second quartile and for the 5-year period was in the first quartile and for the 10-year period was in the third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3- and 5-year periods was above the median and for the 10-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-year period and underperformed its benchmark index for the 3-, 5- and 10-year periods. The Board, however, noted that one of the Fund’s portfolio managers began managing the Fund in October 2016 and the Fund’s other two portfolio managers only began managing the Fund in November 2021. The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review.

Delaware Ivy VIP Pathfinder Conservative – The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation conservative funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5- and 10-year periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-year period and underperformed its benchmark index for the 3-, 5- and 10-year periods. The Board, however, noted that one of the Fund’s portfolio managers began managing the Fund in October 2016 and the Fund’s other two portfolio managers only began managing the Fund in November 2021. The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review.

Delaware Ivy VIP Pathfinder Moderate – Managed Volatility – The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the first quartile, for the 3- and 5-year periods was in the second quartile and for the since inception period was in the third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3- and 5-year periods was above the median and for the since inception period was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3- and 5-year and since inception periods. The Board, however, noted that one of the Fund’s portfolio managers began managing the Fund in October 2016 and the Fund’s other two portfolio managers only began managing the Fund in November 2021. The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review.

Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility – The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile and for the since inception period in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3- and 5-year and since inception periods was above the median of its Performance Universe. The Board also noted that the Fund slightly outperformed it benchmark index for the 1-year period and underperformed its benchmark index for the 3- and 5-year and since inception periods. The Board, however, noted that one of the Fund’s portfolio managers began managing the Fund in October 2016 and the Fund’s other two portfolio managers only began managing the Fund in November 2021. The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review.

Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility – The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying variable insurance products, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the second quartile, for the 3- and 5-year periods was in the third quartile, and for the since inception period was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was above the median and for the 3- and 5-year and since inception periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3- and 5-year and since inception periods. The Board, however, noted that one of the Fund’s portfolio managers began managing the Fund in October 2016 and the Fund’s other two portfolio managers only began managing the Fund in November 2021.

79

Other Portfolio information (Unaudited)

Ivy Variable Insurance Portfolios

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

The Board noted the explanations from DMC and the Sub-Advisers concerning the reasons for the Fund’s relative performance versus the Performance Universe and its benchmark for the various periods.

Comparative expenses. The Board received and considered expense data for the Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also considered on the comparative analysis of contractual management fees and actual total expense ratios of each Fund versus contractual management fees and actual total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by each Fund were compared with the contractual management fees (assuming all funds were similar in size to each Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with a Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). Each Fund’s total expenses were also compared with those of its Expense Universe.

Delaware Ivy VIP Pathfinder Aggressive – The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average.

Delaware Ivy VIP Pathfinder Moderately Aggressive – The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average.

Delaware Ivy VIP Pathfinder Moderate – The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average.

Delaware Ivy VIP Pathfinder Moderately Conservative – The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average.

Delaware Ivy VIP Pathfinder Conservative – The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average.

Delaware Ivy VIP Pathfinder Moderate – Managed Volatility – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average.

Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average.

Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board noted that DMC, and not the Funds, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Funds.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreements and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which

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potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds complex, including the current breakpoints. The Board noted that, as of March 31, 2022, Delaware Ivy VIP Pathfinder Moderate—Managed Volatility’s net assets exceeded its first breakpoint level and that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to each Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Funds.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Funds and the ongoing commitment of DMC and its affiliates to the Funds, the Board did not find that any ancillary benefits received by DMC and its affiliates were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreements and of the Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

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Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	126	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	126	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011– 2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	126	Private Investor (2011–Present)	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	126	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019- 2021)

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Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	126	Drexel University -President (2010–Present)	Federal Reserve Bank of Philadelphia (2020–Present) FS Credit Real Estate Income Trust, Inc. (2018–Present) vTv Therapeutics Inc. (2017–Present) Community Health Systems (2004–Present) Drexel Morgan & Co. (2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	126	University of Oklahoma -President (2020–Present) -Interim President (2019–2020) -Vice President and Dean, College of Law (2010–2019) Brookhaven Investments LLC (commercial enterprises) -Managing Member (2019–Present) St. Clair, LLC (commercial enterprises) -Managing Member (2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	126	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property Group Inc. (2021-Present) Sera Prognostics Inc. (biotechnology) (2021-Present) Recology (resource recovery) (2021-Present) Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present) National Association of Corporate Directors (2017-Present) Ivy Funds Complex (2019-2021) American Shared Hospital Services (medical device) (2017-2021) Westar Energy (utility) (2004-2018)

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Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	126	Banco Itaú International -Chief Executive Officer (2012–2016)	Florida Chapter of National Association of Corporate Directors (2021-Present) Callon Petroleum Company (2019-Present) Camden Property Trust (2011-Present) New Senior Investment Group Inc. (2021) Carrizo Oil & Gas, Inc. (2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	126	PNC Financial Services Group (1983–2013) -Vice Chairman (2009- 2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022) HSBC Finance Corporation (2013–2018)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Gore Creek Capital, Ltd. -Chief Executive Officer and President (2009– Present)	The Merger Fund (2013–2021), The Merger Fund VL (2013–2021), WCM Alternatives: Event- Driven Fund (2013–2021), and WCM Alternatives: Credit Event Fund (2017–2021) Grange Insurance (2013–Present) H&R Block Corporation (2008–Present)

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	126	3M Company (1995-2012) -Vice President and Treasurer (2006–2012)	Okabena Company (2009–2017)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	126	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	126	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

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Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	126	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Portfolios’ investment advisor.
[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Portfolios’ investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

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Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Portfolio’s Form N-PORT, as well as a description of the policies and procedures that each Portfolio uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that each Portfolio uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in each Portfolio’s most recent Form N-PORT are available without charge on the Portfolios’ website at delawarefunds.com/vip/literature.

Information (if any) regarding how each Portfolio voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Portfolios’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(2718725) ANN-VIP-PF-0223

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a.       An understanding of generally accepted accounting principles and financial statements;

b.       The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c.       Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d.       An understanding of internal controls and procedures for financial reporting; and

e.       An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a.       Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b.       Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c.       Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d.       Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs

Sandra A.J. Lawrence

Frances Sevilla-Sacasa, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $734,485 for the fiscal year ended December 31, 2022.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $743,661 for the fiscal year ended December 31, 2021.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2022.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $2,050,189 for the registrant’s fiscal year ended December 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2021. These audit-related services were related to the review of Form N-1A.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $155,942 for the fiscal year ended December 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C)

of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $0 for the fiscal year ended December 31, 2021. These tax-related services were related to the review of the registrant’s tax returns.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2022.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2021.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some	up to $25,000 in the aggregate

consultations may be considered “audit-related services” rather than “audit services”)
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,044,000 and $58,131 for the registrant’s fiscal years ended December 31, 2022 and December 31, 2021, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a)       Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b)       Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

IVY VARIABLE INSURANCE PORTFOLIOS

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 9, 2023

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	March 9, 2023